                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-07747

                            Nuveen Multistate Trust I
--------------------------------------------------------------------------------
              (Exact name of registrant as specified in charter)


                               Nuveen Investments
                             333 West Wacker Drive
                               Chicago, IL 60606
--------------------------------------------------------------------------------
              (Address of principal executive offices) (Zip code)

                               Jessica R. Droeger
                               Nuveen Investments
                             333 West Wacker Drive
                                Chicago, IL 60606
--------------------------------------------------------------------------------
                    (Name and address of agent for service)

       Registrant's telephone number, including area code: (312) 917-7700
                                                           --------------

                      Date of fiscal year end: May 31
                                               ------

                      Date of reporting period: May 31, 2004
                                                ------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

--------------------------------------------------------------------------------


Nuveen Investments
Municipal Bond Funds
--------------------------------------------------------------------------------
                                               Annual Report dated May 31, 2004
                                             -----------------------------------

Dependable, tax-free income because it's not what you earn, it's what you keep.(R)

[PHOTO]



Nuveen Arizona Municipal Bond Fund
Nuveen Colorado Municipal Bond Fund
Nuveen New Mexico Municipal Bond Fund

[LOGO] Nuveen Investments

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                                                  ------------------------------
  Must be preceded by or accompanied by a prospectus.
                            NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

Dear Shareholder,

Once again, I am pleased to report that over the most recent reporting period your Fund continued to provide you with attractive tax-free monthly income. For more specific information about the performance of your Fund, please see the Portfolio Manager's Comments and Fund Spotlight sections of this report.

With interest rates near historically low levels, many have begun to wonder whether interest rates will rise, and whether that possibility should cause them to adjust their holdings of fixed-income investments. No one knows what the future will bring, which is why we think a well-balanced portfolio that is structured and carefully monitored with the help of an investment professional is an important component in achieving your long-term financial goals. A well-diversified portfolio may actually help to reduce your overall investment risk, and we believe that municipal bond investments like your Nuveen Investments Fund can be important building blocks in a portfolio crafted to perform well through a variety of market conditions.

I'd also like to direct your attention to the inside front cover of this report, which explains the quick and easy process to begin receiving Fund reports like this via e-mail and the internet. Thousands of Nuveen Investments Fund shareholders already have signed-up, and they are getting their Fund information faster and helping to lower Fund expenses. I urge you to consider joining them.

Since 1898, Nuveen Investments has offered financial products and solutions that incorporate careful research, diversification, and the application of conservative risk-management principles. We are grateful that you have chosen us as a partner as you pursue your financial goals. We look forward to continuing to earn your trust in the months and years ahead.

Sincerely,
/s/ Timothy R. Schwertfeger
Timothy R. Schwertfeger
Chairman of the Board

July 15, 2004

[PHOTO]

Timothy R. Schwertfeger

                                  "No one knows
                                what the future
                               will bring, which
                                is why we think
                                 a well-balanced
                               portfolio. . . is
                                  an important
                                  component in
                                 achieving your
                                   long-term
                                financial goals."


                             Annual Report  Page 1

  Portfolio Manager's Comments

  Portfolio manager Scott Romans examines economic and market conditions, key investment strategies, and the performance of the Nuveen Arizona, Colorado and New Mexico Municipal Bond Funds. Scott, who has 4 years of investment experience, has managed the Funds since 2003.

--------------------------------------------------------------------------------

What factors had the greatest influence on the United States economy and the municipal market during the 12-month reporting period ended May 31, 2004?

While interest rates fluctuated over the 12-month period in response to changing investor perceptions about future economic growth, bond yields generally remained at comparatively low historical levels. When this reporting period began, most measures showed that the U.S. economic growth rate was still relatively sluggish. A growing amount of data, however, suggested that conditions were likely to improve later in 2003. Indeed, during the third quarter of last year, the U.S. gross domestic product grew at an annualized rate of 8.2 percent, more than double the second quarter's performance and the fastest annualized quarterly growth rate in nearly 20 years. Although this rapid pace was not considered sustainable, the economy continued to turn in steady performance for the rest of the 12-month reporting period, expanding by an annualized 4.1 percent in the fourth quarter of 2003 and an annualized 3.9 percent in the first three months of 2004.

Continued low interest rates were a major reason for the strong pace of economic growth. When the reporting period began, short-term rates were at their lowest levels in more than four decades. In June 2003, the Federal Reserve Board cut short-term rates even further, providing a very favorable backdrop for the fixed-income markets. Conditions for bonds were especially positive in the immediate aftermath of this rate cut, with long-term yields generally falling and prices rising accordingly (bond yields and prices move in opposite directions). In particular, as investors became more confident in the sustainability of the economic recovery, many looked to higher-yielding bonds because of the income they provided against a backdrop of historically low interest rates.

In July and August 2003, amid growing evidence of economic recovery, fears of inflation and rising interest rates led to a period of rapidly rising bond yields. However, this spike in yields turned out to be short lived, as surprisingly weak employment data suggested the economy was still vulnerable and a significant increase in the rate of inflation failed to materialize. In September 2003, bond yields started a generally steady decline that lasted until March 2004. In the last months of this reporting period, as unmistakable signs of rising prices surfaced, investors became convinced that a near-term rate hike was coming from the Fed and sent bond yields to their highest levels of the 12-month period.

For the first several months of this reporting period, new municipal bond supply was substantial, as issuers took advantage of historically low rates to refinance debt. Beginning in the summer of 2003, however, less attractive yields led to a decline in municipal issuance. This decline persisted into the first five months of 2004, during which the supply of new bonds was $148 billion nationwide, a 6 percent decline compared to the same time period in 2003. The supply trends were quite different, however, in the three states profiled in this report; during the same time span, the supply of new bonds rose 22 percent in Arizona, 25 percent in Colorado, and 216 percent in New Mexico.

How did the Funds perform during the 12 months ended May 31, 2004?

The chart on the next page provides performance information for the three Nuveen Investments Funds discussed in this report (Class A shares at net asset value) for the 12 months ended May 31,

--------------------------------------------------------------------------------
The views expressed reflect those of the portfolio manager and are subject to change at any time, based on market and other conditions.

                             Annual Report  Page 2

Class A Shares --
Average Annual Total Returns on NAV as of 5/31/04
--------------------------------------------------------------------------------

                                               1-Year 5-Year 10-Year
                                               ---------------------
           Nuveen Arizona Municipal Bond Fund  -1.19%  4.13%   5.59%
           Lipper Arizona Municipal Debt Funds
             category average/1/               -0.28%  4.03%   5.25%
           Lehman Brothers Municipal Bond
             Index/2/                          -0.04%  5.49%   6.33%
           ---------------------------------------------------------

           Nuveen Colorado Municipal Bond
             Fund                              -0.34%  3.75%   5.68%
           Lipper Colorado Municipal Debt
             Funds category average/1/         -0.52%  4.30%   5.61%
           Lehman Brothers Municipal Bond
             Index/2/                          -0.04%  5.49%   6.33%
           ---------------------------------------------------------

           Nuveen New Mexico Municipal Bond
             Fund                              -1.28%  3.76%   5.37%
           Lipper Other States Municipal Debt
             Funds category average/1/         -0.55%  4.09%   5.07%
           Lehman Brothers Municipal Bond
             Index/2/                          -0.04%  5.49%   6.33%
           ---------------------------------------------------------

Performance quoted represents past performance which is no guarantee of future results. Current performance may be lower or higher than the performance shown. Total Returns at NAV do not reflect the imposition of the maximum sales charge which would reduce returns.

2004 as well as other historical periods. Each Fund's performance is compared with the national Lehman Brothers Municipal Bond Index, as well as with its state-specific Lipper peer fund category average. The reasons for each Fund's variance from the national Lehman Brothers Index and corresponding state-specific Lipper fund category are discussed later in the report. While we believe that comparing the performance of a state Fund with that of a national municipal index may offer some insights into how the Fund performed relative to the general municipal market, we also think that closely comparing the results of state funds with a national average is difficult since most of the national index's results come from out-of- state bonds.

Each Fund seeks to pay dividends at a rate that reflects the past and projected performance of the Fund. To permit a Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If the Fund has cumulatively earned more than it has paid in dividends, it will hold the excess in reserve as undistributed net investment income
(UNII) as part of the Fund's net asset value. Conversely, if the Fund has cumulatively paid in dividends more than it has earned, the excess will constitute a negative UNII which will likewise be reflected in the Fund's net asset value. Each Fund will, over time, pay all its net investment income as dividends to shareholders. As of May 31, 2004, the Nuveen Arizona, Colorado and New Mexico Municipal Bond Funds had negative UNII.

What strategies were used to manage these Funds during the 12 months ended May 31, 2004, and how did these strategies influence performance during the period?

All Nuveen municipal bond portfolios are managed with input from Nuveen's experienced research team. That input notwithstanding, each Fund's recent performance varied based upon a variety of unique circumstances. We outline these circumstances below, as well as provide more information about our management tactics in response to these circumstances.

Arizona

Arizona's economy continued to recover rapidly, benefiting from strong population growth as well as a low cost of doing business, which has brought more industry to the state. Also helping Arizona's economic performance was rapid growth in construction, especially in the states's urban areas, and the presence of five military bases benefiting from increased defense spending. The jobless rate


--------------------------------------------------------------------------------

1For each state, the Lipper peer group returns shown represent the average annualized total return for all reporting funds for the periods ended May 31, 2004. The Lipper peer categories contained 36, 31 and 15 funds in the Lipper Arizona Municipal Debt Funds Category, 28, 24 and 14 funds in the Lipper Colorado Municipal Debt Funds Category and 62, 51 and 28 funds in the Lipper Other States Municipal Debt Funds Category for the respective one-, five- and ten-year periods ended May 31, 2004. The returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charges.
2The Lehman Brothers Municipal Bond Index is an unmanaged index composed of a broad range of investment-grade municipal bonds and does not reflect any initial or ongoing expenses. You cannot invest directly in an index.

                             Annual Report  Page 3
stood at 5.1 percent in May 2004, below the national average of 5.6 percent. Arizona's revenue collections have grown moderately during the 2004 fiscal year, and the state's general fund is expected to break even. Nevertheless, Arizona continues to face rising costs for education, healthcare, social services, and corrections as a result of population growth and new policy initiatives. At the end of the period, Arizona maintained a credit rating of A1 with a stable outlook from Moody's and AA- with a negative outlook from Standard & Poor's.

The one year total return on NAV as of May 31, 2004 of the Nuveen Arizona Municipal Bond Fund trailed the national index and the Lipper category average. One negative influence on performance came from a position in bonds issued by Arborwood Apartments, a multifamily housing project. These bonds became distressed during the period and had a negative impact on the Fund's total return. The Fund also was hampered by the performance of its long-duration holdings, which were disadvantaged during a period of generally rising interest rates. For example, the Fund held zero-coupon bonds issued by the Maricopa County Industrial Development Authority and due to mature in 2016. These bonds performed poorly and were a drag on total returns.

On the positive side, the Fund benefited from its position in uninsured healthcare bonds. In particular, several of the Fund's distressed holdings, including Phoenix Children's Hospital and Winslow Memorial Hospital, showed significant credit improvement and added to Fund returns. Additionally, the Fund was helped by improving prices from some of its lower-rated but stable credits, including hospital revenue bonds issued by Catholic Healthcare West.

One of our management strategies during the period was to seek to mitigate the Fund's credit risk. Accordingly, we reduced our position in lower-rated holdings that had performed well and grown to represent a larger-than-ideal portion of the portfolio. For example, we sold some of our holdings in bonds issued by John C. Lincoln HealthCare. With these and other proceeds available for investment, we generally looked to purchase defensive bonds in the intermediate to long-intermediate area of the yield curve. This translated into credits offering coupon payments between 5 percent and 5.25 percent and due to mature between 2018 and 2024, representing an area of the yield curve that we believed offered an attractive risk-reward tradeoff.

Colorado

At period end, Colorado maintained a credit rating of AA- with a stable outlook from Standard & Poor's, which upgraded its outlook from negative early in 2004. After a long downturn, Colorado's economy finally registered some improvement, especially in financial and professional services. The state, home to a number of defense contractors, has also benefited from increased military spending. For the 2004 fiscal year, Colorado's revenues are expected to surpass expectations, resulting in a greater reserve fund and reducing the need for spending cuts to balance its fiscal 2005 budget. As a result of a stagnant labor force, Colorado's May 2004 unemployment rate was 4.9 percent, below the national average of 5.6 percent.

The Nuveen Colorado Municipal Bond Fund slightly outperformed its Lipper peer group, but underperformed the national Lehman Brothers Index. The Fund benefited from its position in lower- and nonrated bonds (also referred to as credit bonds), which enjoyed strong results as credit spreads tightened during the past 12 months. The securities with the greatest positive impact on performance included nonrated bonds issued by Steamboat Springs Health, Eagle County Air, and Colorado Health Christian Living Nursing Facility. Counterbalancing the positive impact of these issues was the relatively poor performance of AAA-rated bonds during the period.

Strong performance for credit bonds provided us with what we believed was an opportune time to sell some of these lower-rated holdings and reduce the Fund's exposure to credit risk. Accordingly, the


                             Annual Report  Page 4

Fund's weighting in BBB-rated and nonrated bonds fell to 17 percent, down from 31 percent a year ago. With the proceeds, we favored insured bonds with maturity dates of 15 to 20 years. As a result of the steep yield curve, we noted that buying longer bonds would provide our investors with added interest-rate risk yet offer only minimal gains in income.

New Mexico

New Mexico's economy continued to be one of the nation's best performers during the past 12 months, with government defense spending insulating the state from the worst of the recent downturn. The healthcare industry also added to growth, as did a strong population influx, driven by retirees, that increased housing demand and fueled a boom in construction. New Mexico also benefited from its well-managed fiscal position. The state's financial reserves remained strong, and New Mexico's diversified sources of tax collections enabled the state to enjoy stable revenues. In fact, New Mexico was one of only four states in the nation to avoid a budget gap during the 2004 fiscal year. At period end, the state maintained credit ratings of Aa1 with a stable outlook and AA+ with a stable outlook from Moody's and Standard & Poor's, respectively.

The Nuveen New Mexico Municipal Bond Fund trailed both the Lehman Brothers Index as well as the Lipper category average. The Fund was hurt by having a relatively long duration that was higher than the Lehman Brothers Index, a disadvantage during a period of generally rising interest rates. Duration measures an investment's sensitivity to interest-rate changes. All other factors being equal, a longer-duration investment will underperform a shorter-duration investment when rates are rising.

At the beginning of the period, the Fund had a large exposure to high-coupon single-family-housing bonds. Although these tend to be strong performers, they also are vulnerable to being called at par value or at a slight premium if mortgage owners prepay their debts. When these bonds are called, any premium is reduced to the bond's call price, and the securities tend to see their performance suffer, exactly what happened during the period. Extraordinary redemption activity from mortgage prepayments reduced the Fund's exposure from 18 percent at the beginning of the period to 12 percent by its end.


                             Annual Report  Page 5

     Nuveen Arizona Municipal Bond Fund

     Growth of an Assumed $10,000 Investment

                                    [CHART]

                       Nuveen Arizona Municipal Bond Fund
                    Growth of an Assumed $10,000 Investment

                 Nuveen Arizona        Nuveen Arizona         Lehman Brothers
                 Municipal Bond        Municipal Bond         Municipal Bond
                 Fund (NAV)            Fund (Offer Price)     Index
                 --------------        ------------------    ----------------
       5/31/94      10,000                 9,580                  10,000
       6/30/94       9,934                 9,514                   9,938
       7/31/94      10,152                 9,698                  10,121
       8/31/94      10,171                 9,706                  10,156
       9/30/94       9,988                 9,546                  10,007
      10/31/94       9,816                 9,387                   9,829
      11/30/94       9,599                 9,206                   9,651
      12/31/94       9,864                 9,470                   9,864
       1/31/95      10,152                 9,773                  10,145
       2/28/95      10,459                10,111                  10,440
       3/31/95      10,499                10,187                  10,560
       4/30/95      10,517                10,174                  10,573
       5/31/95      10,954                10,542                  10,910
       6/30/95      10,839                10,346                  10,815
       7/31/95      10,903                10,481                  10,917
       8/31/95      11,033                10,608                  11,056
       9/30/95      11,085                10,655                  11,126
      10/31/95      11,284                10,842                  11,288
      11/30/95      11,527                11,138                  11,475
      12/31/95      11,681                11,266                  11,585
       1/31/96      11,744                11,295                  11,673
       2/29/96      11,632                11,158                  11,594
       3/31/96      11,408                10,954                  11,446
       4/30/96      11,343                10,898                  11,413
       5/31/96      11,406                10,986                  11,409
       6/30/96      11,503                11,084                  11,533
       7/31/96      11,602                11,194                  11,638
       8/31/96      11,618                11,190                  11,635
       9/30/96      11,823                11,361                  11,797
      10/31/96      11,994                11,473                  11,931
      11/30/96      12,247                11,687                  12,149
      12/31/96      12,181                11,617                  12,098
       1/31/97      12,198                11,629                  12,121
       2/28/97      12,300                11,742                  12,232
       3/31/97      12,195                11,609                  12,069
       4/30/97      12,296                11,712                  12,170
       5/31/97      12,460                11,848                  12,353
       6/30/97      12,698                11,974                  12,485
       7/31/97      13,232                12,383                  12,831
       8/31/97      13,088                12,237                  12,710
       9/30/97      13,216                12,397                  12,861
      10/31/97      13,358                12,459                  12,944
      11/30/97      13,399                12,522                  13,020
      12/31/97      13,634                12,737                  13,210
       1/31/98      13,789                12,877                  13,346
       2/28/98      13,768                12,862                  13,350
       3/31/98      13,785                12,845                  13,362
       4/30/98      13,687                12,738                  13,302
       5/31/98      13,935                12,983                  13,512
       6/30/98      13,965                13,035                  13,566
       7/31/98      14,020                13,052                  13,600
       8/31/98      14,244                13,275                  13,810
       9/30/98      14,417                13,453                  13,982
      10/31/98      14,407                13,435                  13,982
      11/30/98      14,450                13,476                  14,031
      12/31/98      14,466                13,497                  14,066
       1/31/99      14,613                13,643                  14,233
       2/28/99      14,534                13,554                  14,171
       3/31/99      14,523                13,535                  14,191
       4/30/99      14,565                13,600                  14,226
       5/31/99      14,458                13,486                  14,144
       6/30/99      14,162                13,192                  13,940
       7/31/99      14,163                13,234                  13,991
       8/31/99      13,974                13,069                  13,879
       9/30/99      13,866                13,011                  13,885
      10/31/99      13,567                12,795                  13,734
      11/30/99      13,652                12,909                  13,880
      12/31/99      13,496                12,788                  13,777
       1/31/00      13,331                12,680                  13,717
       2/29/00      13,503                12,871                  13,876
       3/31/00      13,759                13,200                  14,179
       4/30/00      13,691                13,090                  14,095
       5/31/00      13,566                12,981                  14,022
       6/30/00      13,883                13,327                  14,394
       7/31/00      14,101                13,534                  14,594
       8/31/00      14,291                13,756                  14,819
       9/30/00      14,250                13,683                  14,742
      10/31/00      14,384                13,817                  14,903
      11/30/00      14,445                13,886                  15,015
      12/31/00      14,741                14,202                  15,386
       1/31/01      14,818                14,272                  15,539
       2/28/01      14,896                14,329                  15,588
       3/31/01      15,004                14,453                  15,728
       4/30/01      14,889                14,273                  15,557
       5/31/01      15,059                14,424                  15,725
    06/30/2001      15,183                14,563                  15,830
    07/31/2001      15,490                14,795                  16,065
    08/31/2001      15,828                15,056                  16,329
    09/30/2001      15,758                15,035                  16,275
    10/31/2001      15,870                15,203                  16,468
    11/30/2001      15,768                15,074                  16,330
    12/31/2001      15,634                14,936                  16,175
    01/31/2002      15,826                15,149                  16,456
    02/28/2002      15,969                15,334                  16,654
    03/31/2002      15,675                15,036                  16,328
    04/30/2002      15,960                15,223                  16,647
    05/31/2002      16,042                15,299                  16,748
    06/30/2002      16,219                15,460                  16,925
    07/31/2002      16,381                15,663                  17,143
    08/31/2002      16,544                15,896                  17,349
    09/30/2002      16,803                16,229                  17,729
    10/31/2002      16,469                15,893                  17,435
    11/30/2002      16,437                15,754                  17,363
    12/31/2002      16,795                16,092                  17,729
    01/31/2003      16,731                15,995                  17,684
    02/28/2003      16,976                16,246                  17,931
    03/31/2003      16,928                16,192                  17,942
    04/30/2003      17,093                16,298                  18,061
    05/31/2003      17,437                16,711                  18,484
    06/30/2003      17,285                16,537                  18,405
    07/31/2003      16,634                15,889                  17,761
    08/31/2003      16,732                16,025                  17,893
    09/30/2003      17,232                16,474                  18,419
    10/31/2003      17,180                16,401                  18,327
    11/30/2003      17,380                16,612                  18,518
    12/31/2003      17,496                16,732                  18,671
    01/31/2004      17,681                16,838                  18,778
    02/29/2004      18,017                17,156                  19,061
    03/31/2004      17,909                17,050                  18,994
    04/30/2004      17,405                16,561                  18,544
    05/31/2004      17,236                16,512                  18,477

================================================================================

     Nuveen Colorado Municipal Bond Fund

     Growth of an Assumed $10,000 Investment

                                    [CHART]

                       Nuveen Colorado Municipal Bond Fund
                     Growth of an Assumed $10,000 Investment


                                      Nuveen Colorado
                  Nuveen              Municipal           Lehman Brothers
                  Colorado Municipal  Bond Fund           Municipal
                  Bond Fund (NAV)     (Offer Price)       Bond Index
                  ------------------  ---------------     ----------------
    5/31/94           10,000                9,580             10,000
    6/30/94            9,934                9,517              9,938
    7/31/94           10,152                9,725             10,121
    8/31/94           10,171                9,744             10,156
    9/30/94            9,988                9,568             10,007
   10/31/94            9,816                9,404              9,829
   11/30/94            9,599                9,196              9,651
   12/31/94            9,864                9,450              9,864
    1/31/95           10,152                9,726             10,145
    2/28/95           10,459               10,019             10,440
    3/31/95           10,499               10,058             10,560
    4/30/95           10,517               10,076             10,573
    5/31/95           10,954               10,494             10,910
    6/30/95           10,839               10,383             10,815
    7/31/95           10,903               10,445             10,917
    8/31/95           11,033               10,570             11,056
    9/30/95           11,085               10,620             11,126
   10/31/95           11,284               10,810             11,288
   11/30/95           11,527               11,043             11,475
   12/31/95           11,681               11,190             11,585
    1/31/96           11,744               11,251             11,673
    2/29/96           11,632               11,144             11,594
    3/31/96           11,408               10,929             11,446
    4/30/96           11,343               10,866             11,413
    5/31/96           11,406               10,927             11,409
    6/30/96           11,503               11,020             11,533
    7/31/96           11,602               11,115             11,638
    8/31/96           11,618               11,130             11,635
    9/30/96           11,823               11,326             11,797
   10/31/96           11,994               11,491             11,931
   11/30/96           12,247               11,733             12,149
   12/31/96           12,181               11,670             12,098
    1/31/97           12,198               11,686             12,121
    2/28/97           12,300               11,783             12,232
    3/31/97           12,195               11,683             12,069
    4/30/97           12,296               11,780             12,170
    5/31/97           12,460               11,936             12,353
    6/30/97           12,698               12,164             12,485
    7/31/97           13,232               12,677             12,831
    8/31/97           13,088               12,538             12,710
    9/30/97           13,216               12,661             12,861
   10/31/97           13,358               12,797             12,944
   11/30/97           13,399               12,836             13,020
   12/31/97           13,634               13,061             13,210
    1/31/98           13,789               13,210             13,346
    2/28/98           13,768               13,190             13,350
    3/31/98           13,785               13,206             13,362
    4/30/98           13,687               13,112             13,302
    5/31/98           13,935               13,350             13,512
    6/30/98           13,965               13,379             13,566
    7/31/98           14,020               13,431             13,600
    8/31/98           14,244               13,646             13,810
    9/30/98           14,417               13,811             13,982
   10/31/98           14,407               13,801             13,982
   11/30/98           14,450               13,843             14,031
   12/31/98           14,466               13,858             14,066
    1/31/99           14,613               13,999             14,233
    2/28/99           14,534               13,924             14,171
    3/31/99           14,523               13,913             14,191
    4/30/99           14,565               13,953             14,226
    5/31/99           14,458               13,851             14,144
    6/30/99           14,162               13,567             13,940
    7/31/99           14,163               13,569             13,991
    8/31/99           13,974               13,387             13,879
    9/30/99           13,866               13,284             13,885
   10/31/99           13,567               12,997             13,734
   11/30/99           13,652               13,079             13,880
   12/31/99           13,496               12,930             13,777
    1/31/00           13,331               12,772             13,717
    2/29/00           13,503               12,936             13,876
    3/31/00           13,759               13,181             14,179
    4/30/00           13,691               13,116             14,095
    5/31/00           13,566               12,996             14,022
    6/30/00           13,883               13,300             14,394
    7/31/00           14,101               13,509             14,594
    8/31/00           14,291               13,691             14,819
    9/30/00           14,250               13,652             14,742
   10/31/00           14,384               13,780             14,903
   11/30/00           14,445               13,839             15,015
   12/31/00           14,741               14,122             15,386
    1/31/01           14,818               14,195             15,539
    2/28/01           14,896               14,270             15,588
    3/31/01           15,004               14,374             15,728
    4/30/01           14,889               14,264             15,557
    5/31/01           15,059               14,426             15,725
 06/30/2001           15,183               14,546             15,830
 07/31/2001           15,490               14,839             16,065
 08/31/2001           15,828               15,164             16,329
 09/30/2001           15,758               15,096             16,275
 10/31/2001           15,870               15,203             16,468
 11/30/2001           15,768               15,105             16,330
 12/31/2001           15,634               14,978             16,175
 01/31/2002           15,826               15,161             16,456
 02/28/2002           15,969               15,298             16,654
 03/31/2002           15,675               15,017             16,328
 04/30/2002           15,960               15,290             16,647
 05/31/2002           16,042               15,368             16,748
 06/30/2002           16,219               15,538             16,925
 07/31/2002           16,381               15,693             17,143
 08/31/2002           16,544               15,849             17,349
 09/30/2002           16,803               16,097             17,729
 10/31/2002           16,469               15,777             17,435
 11/30/2002           16,437               15,747             17,363
 12/31/2002           16,795               16,089             17,729
 01/31/2003           16,731               16,028             17,684
 02/28/2003           16,976               16,263             17,931
 03/31/2003           16,928               16,217             17,942
 04/30/2003           17,093               16,375             18,061
 05/31/2003           17,437               16,705             18,484
 06/30/2003           17,285               16,560             18,405
 07/31/2003           16,634               15,936             17,761
 08/31/2003           16,732               16,029             17,893
 09/30/2003           17,232               16,509             18,419
 10/31/2003           17,180               16,458             18,327
 11/30/2003           17,380               16,650             18,518
 12/31/2003           17,496               16,761             18,671
 01/31/2004           17,681               16,938             18,778
 02/29/2004           18,017               17,260             19,061
 03/31/2004           17,909               17,157             18,994
 04/30/2004           17,405               16,674             18,544
 05/31/2004           17,377               16,648             18,477


The graphs do not reflect the deduction of taxes, such as state and local income taxes or capital gains taxes, that a shareholder may pay on Fund distributions or the redemption of shares.

The index comparisons show the change in value of a $10,000 investment in the Class A shares of the Nuveen Funds compared with the Lehman Brothers Municipal Bond Index. The Lehman Brothers Municipal Bond Index is an unmanaged index composed of a broad range of investment-grade municipal bonds. The index does not reflect any initial or ongoing expenses. You cannot invest directly in an index. The Nuveen Funds' returns include reinvestment of all dividends and distributions, and the Funds' returns at the offer price depicted in the charts reflect the initial maximum sales charge applicable to A shares (4.20%) and all ongoing Fund expenses. The performance data quoted represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance shown.


                             Annual Report  Page 6

     Nuveen New Mexico Municipal Bond Fund

     Growth of an Assumed $10,000 Investment

                                    [CHART]

                       Nuveen New Mexico Municipal Bond Fund
                     Growth of an Assumed $10,000 Investment


                                      Nuveen
                  Nuveen New          New Mexico          Lehman Brothers
                  Mexico Municipal    Municipal Bond      Municipal
                  Bond Fund (NAV)     Fund (Offer Price)  Bond Index
                  ----------------    --------------      ----------------
    5/31/94            10,000               9,580              10,000
    6/30/94             9,890               9,475               9,938
    7/31/94            10,144               9,718              10,121
    8/31/94            10,138               9,712              10,156
    9/30/94             9,932               9,515              10,007
   10/31/94             9,695               9,288               9,829
   11/30/94             9,476               9,078               9,651
   12/31/94             9,788               9,377               9,864
    1/31/95            10,124               9,699              10,145
    2/28/95            10,479              10,038              10,440
    3/31/95            10,537              10,095              10,560
    4/30/95            10,530              10,088              10,573
    5/31/95            10,926              10,467              10,910
    6/30/95            10,732              10,282              10,815
    7/31/95            10,825              10,370              10,917
    8/31/95            10,950              10,490              11,056
    9/30/95            11,009              10,547              11,126
   10/31/95            11,203              10,733              11,288
   11/30/95            11,407              10,928              11,475
   12/31/95            11,534              11,049              11,585
    1/31/96            11,604              11,117              11,673
    2/29/96            11,525              11,041              11,594
    3/31/96            11,302              10,827              11,446
    4/30/96            11,224              10,752              11,413
    5/31/96            11,273              10,800              11,409
    6/30/96            11,400              10,922              11,533
    7/31/96            11,519              11,035              11,638
    8/31/96            11,499              11,016              11,635
    9/30/96            11,698              11,207              11,797
   10/31/96            11,830              11,334              11,931
   11/30/96            12,067              11,560              12,149
   12/31/96            12,000              11,496              12,098
    1/31/97            11,991              11,487              12,121
    2/28/97            12,136              11,626              12,232
    3/31/97            11,960              11,458              12,069
    4/30/97            12,070              11,563              12,170
    5/31/97            12,277              11,761              12,353
    6/30/97            12,387              11,867              12,485
    7/31/97            12,815              12,276              12,831
    8/31/97            12,634              12,103              12,710
    9/30/97            12,796              12,258              12,861
   10/31/97            12,897              12,355              12,944
   11/30/97            12,986              12,440              13,020
   12/31/97            13,223              12,668              13,210
    1/31/98            13,362              12,801              13,346
    2/28/98            13,339              12,779              13,350
    3/31/98            13,367              12,806              13,362
    4/30/98            13,294              12,736              13,302
    5/31/98            13,524              12,956              13,512
    6/30/98            13,564              12,995              13,566
    7/31/98            13,592              13,021              13,600
    8/31/98            13,785              13,206              13,810
    9/30/98            13,965              13,379              13,982
   10/31/98            13,927              13,342              13,982
   11/30/98            13,993              13,405              14,031
   12/31/98            14,007              13,419              14,066
    1/31/99            14,136              13,542              14,233
    2/28/99            14,057              13,466              14,171
    3/31/99            14,069              13,478              14,191
    4/30/99            14,134              13,540              14,226
    5/31/99            14,028              13,439              14,144
    6/30/99            13,802              13,222              13,940
    7/31/99            13,828              13,248              13,991
    8/31/99            13,602              13,030              13,879
    9/30/99            13,535              12,966              13,885
   10/31/99            13,320              12,760              13,734
   11/30/99            13,416              12,852              13,880
   12/31/99            13,314              12,754              13,777
    1/31/00            13,178              12,624              13,717
    2/29/00            13,343              12,783              13,876
    3/31/00            13,632              13,060              14,179
    4/30/00            13,578              13,008              14,095
    5/31/00            13,454              12,889              14,022
    6/30/00            13,761              13,183              14,394
    7/31/00            13,971              13,384              14,594
    8/31/00            14,182              13,587              14,819
    9/30/00            14,126              13,533              14,742
   10/31/00            14,240              13,642              14,903
   11/30/00            14,298              13,698              15,015
   12/31/00            14,641              14,026              15,386
    1/31/01            14,742              14,123              15,539
    2/28/01            14,800              14,179              15,588
    3/31/01            14,917              14,290              15,728
    4/30/01            14,787              14,166              15,557
    5/31/01            14,948              14,320              15,725
 06/30/2001            15,065              14,433              15,830
 07/31/2001            15,286              14,644              16,065
 08/31/2001            15,523              14,871              16,329
 09/30/2001            15,420              14,772              16,275
 10/31/2001            15,584              14,929              16,468
 11/30/2001            15,450              14,801              16,330
 12/31/2001            15,316              14,673              16,175
 01/31/2002            15,482              14,832              16,456
 02/28/2002            15,679              15,020              16,654
 03/31/2002            15,422              14,775              16,328
 04/30/2002            15,666              15,008              16,647
 05/31/2002            15,728              15,067              16,748
 06/30/2002            15,867              15,200              16,925
 07/31/2002            16,052              15,378              17,143
 08/31/2002            16,207              15,526              17,349
 09/30/2002            16,549              15,854              17,729
 10/31/2002            16,145              15,467              17,435
 11/30/2002            16,129              15,451              17,363
 12/31/2002            16,473              15,781              17,729
 01/31/2003            16,331              15,645              17,684
 02/28/2003            16,567              15,871              17,931
 03/31/2003            16,566              15,870              17,942
 04/30/2003            16,740              16,037              18,061
 05/31/2003            17,088              16,370              18,484
 06/30/2003            16,989              16,275              18,405
 07/31/2003            16,326              15,640              17,761
 08/31/2003            16,436              15,745              17,893
 09/30/2003            16,870              16,161              18,419
 10/31/2003            16,834              16,127              18,327
 11/30/2003            17,027              16,312              18,518
 12/31/2003            17,122              16,403              18,671
 01/31/2004            17,234              16,510              18,778
 02/29/2004            17,511              16,776              19,061
 03/31/2004            17,409              16,678              18,994
 04/30/2004            16,923              16,212              18,544
 05/31/2004            16,870              16,161              18,477


The graph does not reflect the deduction of taxes, such as state and local taxes or capital gains taxes, that a shareholder may pay on Fund distributions or the redemption of shares.

The index comparison shows the change in value of a $10,000 investment in the Class A shares of the Nuveen Fund compared with the Lehman Brothers Municipal Bond Index. The Lehman Brothers Municipal Bond Index is an unmanaged index comprised of a broad range of investment-grade municipal bonds. The index does not reflect any initial or ongoing expenses. You cannot invest directly in an index. The Nuveen Fund returns include reinvestment of all dividends and distributions, and the Fund's return at the offer price depicted in the chart reflects the initial maximum sales charge applicable to A shares (4.20%) and all ongoing Fund expenses. The performance data quoted represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance shown.


                             Annual Report  Page 7

  Fund Spotlight as of 5/31/04                Nuveen Arizona Municipal Bond Fund
================================================================================

         Quick Facts
                                    A Shares B Shares C Shares R Shares
         --------------------------------------------------------------
         NAV                          $10.73   $10.72   $10.71   $10.72
         --------------------------------------------------------------
         Latest Monthly Dividend/1/  $0.0385  $0.0315  $0.0335  $0.0400
         --------------------------------------------------------------
         Inception Date             10/29/86  2/03/97  2/07/94  2/03/97
         --------------------------------------------------------------

Returns are historical and do not guarantee future performance. Returns without sales charges would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Class A share returns are actual. Class B, C and R share returns are actual for the period since class inception; returns prior to class inception are Class A share returns adjusted for differences in sales charges and (in the case of Classes B and C) expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a contingent deferred sales charge (CDSC), also known as a back-end sales charge, that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return.

                  Average Annual Total Returns as of 5/31/04

                  A Shares                         NAV  Offer
                  -------------------------------------------
                  1-Year                        -1.19% -5.36%
                  -------------------------------------------
                  5-Year                         4.13%  3.25%
                  -------------------------------------------
                  10-Year                        5.59%  5.14%
                  -------------------------------------------

                  B Shares                    w/o CDSC w/CDSC
                  -------------------------------------------
                  1-Year                        -1.85% -5.64%
                  -------------------------------------------
                  5-Year                         3.36%  3.19%
                  -------------------------------------------
                  10-Year                        5.01%  5.01%
                  -------------------------------------------

                  C Shares                         NAV
                  -------------------------------------------
                  1-Year                        -1.73%
                  -------------------------------------------
                  5-Year                         3.56%
                  -------------------------------------------
                  10-Year                        5.01%
                  -------------------------------------------

                  R Shares                         NAV
                  -------------------------------------------
                  1-Year                        -0.93%
                  -------------------------------------------
                  5-Year                         4.34%
                  -------------------------------------------
                  10-Year                        5.75%
                  -------------------------------------------
                  Tax-Free Yields

                  A Shares                         NAV  Offer
                  -------------------------------------------
                  Dividend Yield/2/              4.30%  4.12%
                  -------------------------------------------
                  SEC 30-Day Yield/2/            3.77%  3.61%
                  -------------------------------------------
                  Taxable-Equivalent Yield/3/    5.50%  5.27%
                  -------------------------------------------

                  B Shares                         NAV
                  -------------------------------------------
                  Dividend Yield/2/              3.52%
                  -------------------------------------------
                  SEC 30-Day Yield/2/            3.19%
                  -------------------------------------------
                  Taxable-Equivalent Yield/3/    4.66%
                  -------------------------------------------

                  C Shares                         NAV
                  -------------------------------------------
                  Dividend Yield/2/              3.75%
                  -------------------------------------------
                  SEC 30-Day Yield/2/            3.39%
                  -------------------------------------------
                  Taxable-Equivalent Yield/3/    4.95%
                  -------------------------------------------

                  R Shares                         NAV
                  -------------------------------------------
                  Dividend Yield/2/              4.47%
                  -------------------------------------------
                  SEC 30-Day Yield/2/            4.13%
                  -------------------------------------------
                  Taxable-Equivalent Yield/3/    6.03%
                  -------------------------------------------

                            Average Annual Total Returns as of 6/30/04

                            A Shares            NAV        Offer
                            ------------------------------------------
                            1-Year            0.30%       -3.90%
                            ------------------------------------------
                            5-Year            4.69%        3.79%
                            ------------------------------------------
                            10-Year           5.71%        5.26%
                            ------------------------------------------

                            B Shares       w/o CDSC       w/CDSC
                            ------------------------------------------
                            1-Year           -0.46%       -4.30%
                            ------------------------------------------
                            5-Year            3.89%        3.73%
                            ------------------------------------------
                            10-Year           5.13%        5.13%
                            ------------------------------------------

                            C Shares            NAV
                            ------------------------------------------
                            1-Year           -0.24%
                            ------------------------------------------
                            5-Year            4.09%
                            ------------------------------------------
                            10-Year           5.12%
                            ------------------------------------------

                            R Shares            NAV
                            ------------------------------------------
                            1-Year            0.57%
                            ------------------------------------------
                            5-Year            4.89%
                            ------------------------------------------
                            10-Year           5.87%
                            ------------------------------------------

Bond Credit Quality/4/

                                    [CHART]

AAA/U.S. Guaranteed   57%
AA                    15%
A                      8%
BBB                   14%
NR                     2%
BB or Lower            4%

                   Top Five Sectors/4/
                   U.S. Guaranteed                        20%
                   ------------------------------------------
                   Housing/Multifamily                    15%
                   ------------------------------------------
                   Tax Obligation/Limited                 14%
                   ------------------------------------------
                   Healthcare                             13%
                   ------------------------------------------
                   Tax Obligation/General                 10%
                   ------------------------------------------
                   Portfolio Statistics
                   Net Assets ($000)                  $99,197
                   ------------------------------------------
                   Average Effective Maturity (Years)   15.60
                   ------------------------------------------
                   Average Duration                      6.77
                   ------------------------------------------

--------------------------------------------------------------------------------
1Paid June 1, 2004. This is the latest monthly tax-exempt dividend declared during the period ended May 31, 2004.
2The Dividend Yield is an investment's current annualized dividend divided by its current offering price while the SEC 30-Day Yield is a standardized measure of the average net yield of a fund's portfolio of bonds that accounts for the future amortization of premiums or discounts of bonds held in the fund's portfolio.
3The taxable-equivalent yield represents the yield that must be earned on a fully taxable investment in order to equal the yield on the Nuveen Investments Fund on an after-tax basis. With respect to investments that generate qualified dividend income that is taxable at a maximum rate of 15%, the taxable-equivalent yield is lower. The taxable-equivalent yield is based on the Fund's SEC 30-Day Yield on the indicated date and a combined federal and state income tax rate of 31.5%.
4As a percentage of total holdings as of May 31, 2004. Holdings are subject to change.

                            Annual Report l Page 8

--------------------------------------------------------------------------------
  Fund Spotlight as of 5/31/04               Nuveen Colorado Municipal Bond Fund

================================================================================

         Quick Facts
                                    A Shares B Shares C Shares R Shares
         --------------------------------------------------------------
         NAV                          $10.03   $10.04   $10.02   $10.03
         --------------------------------------------------------------
         Latest Monthly Dividend/1/  $0.0340  $0.0280  $0.0295  $0.0360
         --------------------------------------------------------------
         Inception Date              5/04/87  2/25/97  2/05/97  2/25/97
         --------------------------------------------------------------

Returns are historical and do not guarantee future performance. Returns without sales charges would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Class A share returns are actual. Class B, C and R share returns are actual for the period since class inception; returns prior to class inception are Class A share returns adjusted for differences in sales charges and (in the case of Classes B and C) expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a contingent deferred sales charge (CDSC), also known as a back-end sales charge, that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return.

                  Average Annual Total Returns as of 5/31/04

                  A Shares                         NAV  Offer
                  -------------------------------------------
                  1-Year                        -0.34% -4.52%
                  -------------------------------------------
                  5-Year                         3.75%  2.86%
                  -------------------------------------------
                  10-Year                        5.68%  5.23%
                  -------------------------------------------

                  B Shares                    w/o CDSC w/CDSC
                  -------------------------------------------
                  1-Year                        -1.04% -4.85%
                  -------------------------------------------
                  5-Year                         2.98%  2.81%
                  -------------------------------------------
                  10-Year                        5.13%  5.13%
                  -------------------------------------------

                  C Shares                         NAV
                  -------------------------------------------
                  1-Year                        -0.87%
                  -------------------------------------------
                  5-Year                         3.19%
                  -------------------------------------------
                  10-Year                        5.16%
                  -------------------------------------------

                  R Shares                         NAV
                  -------------------------------------------
                  1-Year                        -0.11%
                  -------------------------------------------
                  5-Year                         3.95%
                  -------------------------------------------
                  10-Year                        5.85%
                  -------------------------------------------
                  Tax-Free Yields

                  A Shares                         NAV  Offer
                  -------------------------------------------
                  Dividend Yield/2/              4.06%  3.89%
                  -------------------------------------------
                  SEC 30-Day Yield/2/            4.09%  3.92%
                  -------------------------------------------
                  Taxable-Equivalent Yield/3/    5.97%  5.72%
                  -------------------------------------------

                  B Shares                         NAV
                  -------------------------------------------
                  Dividend Yield/2/              3.34%
                  -------------------------------------------
                  SEC 30-Day Yield/2/            3.53%
                  -------------------------------------------
                  Taxable-Equivalent Yield/3/    5.15%
                  -------------------------------------------

                  C Shares                         NAV
                  -------------------------------------------
                  Dividend Yield/2/              3.53%
                  -------------------------------------------
                  SEC 30-Day Yield/2/            3.73%
                  -------------------------------------------
                  Taxable-Equivalent Yield/3/    5.45%
                  -------------------------------------------

                  R Shares                         NAV
                  -------------------------------------------
                  Dividend Yield/2/              4.30%
                  -------------------------------------------
                  SEC 30-Day Yield/2/            4.48%
                  -------------------------------------------
                  Taxable-Equivalent Yield/3/    6.54%
                  -------------------------------------------

                            Average Annual Total Returns as of 6/30/04

                            A Shares            NAV        Offer
                            ------------------------------------------
                            1-Year            1.48%       -2.83%
                            ------------------------------------------
                            5-Year            4.37%        3.47%
                            ------------------------------------------
                            10-Year           5.85%        5.39%
                            ------------------------------------------

                            B Shares       w/o CDSC       w/CDSC
                            ------------------------------------------
                            1-Year            0.66%       -3.22%
                            ------------------------------------------
                            5-Year            3.60%        3.43%
                            ------------------------------------------
                            10-Year           5.29%        5.29%
                            ------------------------------------------

                            C Shares            NAV
                            ------------------------------------------
                            1-Year            0.84%
                            ------------------------------------------
                            5-Year            3.79%
                            ------------------------------------------
                            10-Year           5.32%
                            ------------------------------------------

                            R Shares            NAV
                            ------------------------------------------
                            1-Year            1.62%
                            ------------------------------------------
                            5-Year            4.57%
                            ------------------------------------------
                            10-Year           6.01%
                            ------------------------------------------

Bond Credit Quality/4/

                                    [CHART]

AAA/U.S. Guaranteed   63%
AA                    14%
A                      6%
BBB                   10%
NR                     7%

                   Top Five Sectors/4/
                   Tax Obligation/General                 24%
                   ------------------------------------------
                   Tax Obligation/Limited                 17%
                   ------------------------------------------
                   U.S. Guaranteed                        14%
                   ------------------------------------------
                   Healthcare                             12%
                   ------------------------------------------
                   Housing/Multifamily                     9%
                   ------------------------------------------
                   Portfolio Statistics
                   Net Assets ($000)                  $42,405
                   ------------------------------------------
                   Average Effective Maturity (Years)   18.11
                   ------------------------------------------
                   Average Duration                      7.24
                   ------------------------------------------

--------------------------------------------------------------------------------
1Paid June 1, 2004. This is the latest monthly tax-exempt dividend declared during the period ended May 31, 2004.
2The Dividend Yield is an investment's current annualized dividend divided by its current offering price while the SEC 30-Day Yield is a standardized measure of the average net yield of a fund's portfolio of bonds that accounts for the future amortization of premiums or discounts of bonds held in the fund's portfolio.
3The taxable-equivalent yield represents the yield that must be earned on a fully taxable investment in order to equal the yield on the Nuveen Investments Fund on an after-tax basis. With respect to investments that generate qualified dividend income that is taxable at a maximum rate of 15%, the taxable-equivalent yield is lower. The taxable-equivalent yield is based on the Fund's SEC 30-Day Yield on the indicated date and a combined federal and state income tax rate of 31.5%.
4As a percentage of total holdings as of May 31, 2004. Holdings are subject to change.

                             Annual Report  Page 9

--------------------------------------------------------------------------------
  Fund Spotlight as of 5/31/04             Nuveen New Mexico Municipal Bond Fund

================================================================================

         Quick Facts
                                    A Shares B Shares C Shares R Shares
         --------------------------------------------------------------
         NAV                          $10.07   $10.07   $10.07   $10.11
         --------------------------------------------------------------
         Latest Monthly Dividend/1/  $0.0380  $0.0315  $0.0330  $0.0395
         --------------------------------------------------------------
         Inception Date              9/16/92  2/18/97  2/24/97  2/24/97
         --------------------------------------------------------------

Returns are historical and do not guarantee future performance. Returns without sales charges would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Class A share returns are actual. Class B, C and R share returns are actual for the period since class inception; returns prior to class inception are Class A share returns adjusted for differences in sales charges and (in the case of Classes B and C) expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a contingent deferred sales charge (CDSC), also known as a back-end sales charge, that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return.

                  Average Annual Total Returns as of 5/31/04

                  A Shares                         NAV  Offer
                  -------------------------------------------
                  1-Year                        -1.28% -5.45%
                  -------------------------------------------
                  5-Year                         3.76%  2.88%
                  -------------------------------------------
                  10-Year                        5.37%  4.92%
                  -------------------------------------------

                  B Shares                    w/o CDSC w/CDSC
                  -------------------------------------------
                  1-Year                        -2.02% -5.80%
                  -------------------------------------------
                  5-Year                         2.99%  2.82%
                  -------------------------------------------
                  10-Year                        4.80%  4.80%
                  -------------------------------------------

                  C Shares                         NAV
                  -------------------------------------------
                  1-Year                        -1.94%
                  -------------------------------------------
                  5-Year                         3.17%
                  -------------------------------------------
                  10-Year                        4.85%
                  -------------------------------------------

                  R Shares                         NAV
                  -------------------------------------------
                  1-Year                        -1.10%
                  -------------------------------------------
                  5-Year                         3.98%
                  -------------------------------------------
                  10-Year                        5.55%
                  -------------------------------------------
                  Tax-Free Yields

                  A Shares                         NAV  Offer
                  -------------------------------------------
                  Dividend Yield/2/              4.52%  4.33%
                  -------------------------------------------
                  SEC 30-Day Yield/2/            4.11%  3.94%
                  -------------------------------------------
                  Taxable-Equivalent Yield/3/    6.15%  5.88%
                  -------------------------------------------

                  B Shares                         NAV
                  -------------------------------------------
                  Dividend Yield/2/              3.75%
                  -------------------------------------------
                  SEC 30-Day Yield/2/            3.55%
                  -------------------------------------------
                  Taxable-Equivalent Yield/3/    5.30%
                  -------------------------------------------

                  C Shares                         NAV
                  -------------------------------------------
                  Dividend Yield/2/              3.93%
                  -------------------------------------------
                  SEC 30-Day Yield/2/            3.75%
                  -------------------------------------------
                  Taxable-Equivalent Yield/3/    5.60%
                  -------------------------------------------

                  R Shares                         NAV
                  -------------------------------------------
                  Dividend Yield/2/              4.68%
                  -------------------------------------------
                  SEC 30-Day Yield/2/            4.50%
                  -------------------------------------------
                  Taxable-Equivalent Yield/3/    6.72%
                  -------------------------------------------

                            Average Annual Total Returns as of 6/30/04

                            A Shares            NAV        Offer
                            ------------------------------------------
                            1-Year           -0.13%       -4.30%
                            ------------------------------------------
                            5-Year            4.22%        3.33%
                            ------------------------------------------
                            10-Year           5.55%        5.09%
                            ------------------------------------------

                            B Shares       w/o CDSC       w/CDSC
                            ------------------------------------------
                            1-Year           -0.88%       -4.70%
                            ------------------------------------------
                            5-Year            3.43%        3.26%
                            ------------------------------------------
                            10-Year           4.97%        4.97%
                            ------------------------------------------

                            C Shares            NAV
                            ------------------------------------------
                            1-Year           -0.71%
                            ------------------------------------------
                            5-Year            3.63%
                            ------------------------------------------
                            10-Year           5.02%
                            ------------------------------------------

                            R Shares            NAV
                            ------------------------------------------
                            1-Year           -0.05%
                            ------------------------------------------
                            5-Year            4.39%
                            ------------------------------------------
                            10-Year           5.72%
                            ------------------------------------------

Bond Credit Quality/4/

                                    [CHART]

AAA/U.S. Guaranteed   52%
AA                    21%
A                     14%
BBB                    9%
NR                     3%
BB or Lower            1%

                   Top Five Sectors/4/
                   Tax Obligation/Limited                 34%
                   ------------------------------------------
                   Education and Civic Organizations      18%
                   ------------------------------------------
                   Housing/Single Family                  12%
                   ------------------------------------------
                   Utilities                              10%
                   ------------------------------------------
                   Healthcare                             10%
                   ------------------------------------------
                   Portfolio Statistics
                   Net Assets ($000)                  $53,005
                   ------------------------------------------
                   Average Effective Maturity (Years)   19.51
                   ------------------------------------------
                   Average Duration                      7.20
                   ------------------------------------------

--------------------------------------------------------------------------------
1Paid June 1, 2004. This is the latest monthly tax-exempt dividend declared during the period ended May 31, 2004.
2The Dividend Yield is an investment's current annualized dividend divided by its current offering price while the SEC 30-Day Yield is a standardized measure of the average net yield of a fund's portfolio of bonds that accounts for the future amortization of premiums or discounts of bonds held in the fund's portfolio.
3The taxable-equivalent yield represents the yield that must be earned on a fully taxable investment in order to equal the yield on the Nuveen Investments Fund on an after-tax basis. With respect to investments that generate qualified dividend income that is taxable at a maximum rate of 15%, the taxable-equivalent yield is lower. The taxable-equivalent yield is based on the Fund's SEC 30-Day Yield on the indicated date and a combined federal and state income tax rate of 33%.
4As a percentage of total holdings as of May 31, 2004. Holdings are subject to change.

                            Annual Report  Page 10

Portfolio of Investments
NUVEEN ARIZONA MUNICIPAL BOND FUND
May 31, 2004

   Principal                                                                Optional Call                Market
Amount (000) Description                                                      Provisions* Ratings**       Value
---------------------------------------------------------------------------------------------------------------
             Consumer Discretionary - 1.0%

    $  1,000 Mesa Industrial Development Authority, Arizona, Industrial      No Opt. Call       N/R $ 1,013,480
              Revenue Bonds, TRW Vehicle Safety System, Inc., Series
              1992, 7.250%, 10/15/04 (Alternative Minimum Tax)
---------------------------------------------------------------------------------------------------------------
             Consumer Staples - 1.1%

         250 Casa Grande Industrial Development Authority, Arizona,        6/04 at 102.00       Aa3     258,220
              Pollution Control Revenue Bonds, Frito-Lay, Inc./PepsiCo.,
              Series 1984, 6.650%, 12/01/14

         945 Puerto Rico, The Children's Trust Fund, Tobacco Settlement    5/12 at 100.00       BBB     808,693
              Asset-Backed Refunding Bonds, Series 2002, 5.375%, 5/15/33
---------------------------------------------------------------------------------------------------------------
             Education and Civic Organizations - 6.9%

         100 Arizona Educational Loan Marketing Corporation, Educational   9/04 at 100.00       Aaa     100,363
              Loan Revenue Bonds, Series 1992, 6.375%, 9/01/05
              (Alternative Minimum Tax)

       1,500 Arizona Student Loan Acquisition Authority, Student Loan     11/04 at 102.00       Aa1   1,535,655
              Revenue Bonds, Subordinated Fixed Rate Bonds, Series
              1994B, 6.600%, 5/01/10 (Alternative Minimum Tax)

         500 Arizona Student Loan Acquisition Authority, Student Loan     11/09 at 102.00       Aaa     521,310
              Revenue Refunding Bonds, Senior Series 1999A-1, 5.900%,
              5/01/24 (Alternative Minimum Tax)

       1,000 Glendale Industrial Development Authority, Arizona, Revenue   5/08 at 101.00        A-   1,006,560
              Bonds, Midwestern University, Series 1998A, 5.375%, 5/15/28

         115 Glendale Industrial Development Authority, Arizona, Revenue   5/06 at 102.00       AAA     124,816
              Bonds, Midwestern University, Series 1996A, 6.000%,
              5/15/16 - CONNIE LEE/AMBAC Insured

       1,730 Glendale Industrial Development Authority, Arizona, Revenue   5/11 at 101.00        A-   1,813,767
              Bonds, Midwestern University, Series 2001A, 5.750%, 5/15/21

       1,400 Southern Arizona Capital Facilities Financing Corporation,    9/12 at 100.00       AAA   1,406,944
              Student Housing Revenue Bonds, La Aldea Project at the
              University of Arizona, Series 2002, 5.000%, 9/01/23 - MBIA
              Insured

         335 Yavapai County Community College District, Arizona, Revenue   7/04 at 100.50      BBB+     337,117
              Bonds, Series 1993, 6.000%, 7/01/12
---------------------------------------------------------------------------------------------------------------
             Healthcare - 13.4%

       2,750 Arizona Health Facilities Authority, Hospital System         11/09 at 100.00       Ba2   2,600,483
              Revenue Bonds, Phoenix Children's Hospital, Series 1999A,
              6.125%, 11/15/22

       1,550 Arizona Health Facilities Authority, Hospital System         12/10 at 102.00       BBB   1,673,768
              Revenue Bonds, John C. Lincoln Health Network, Series
              2000, 6.875%, 12/01/20

         200 Arizona Health Facilities Authority, Hospital Revenue         7/10 at 101.00      BBB+     217,642
              Bonds, Catholic Healthcare West, Series 1999A, 6.625%,
              7/01/20

         830 Maricopa County, Arizona, Hospital Revenue Refunding Bonds,   4/07 at 102.00      Baa1     861,523
              Sun Health Corporation, Series 1997, 6.125%, 4/01/18

       2,000 Maricopa County Industrial Development Authority, Arizona,    7/08 at 101.00      BBB+   1,977,580
              Health Facility Revenue Bonds, Catholic Healthcare West,
              Series 1998A, 5.000%, 7/01/16

       1,500 Mesa Industrial Development Authority, Arizona, Revenue       1/10 at 101.00       AAA   1,585,620
              Bonds, Discovery Health System, Series 1999A, 5.750%,
              1/01/25 - MBIA Insured

             Phoenix Industrial Development Authority, Arizona, Hospital
             Revenue Bonds, John C. Lincoln Health Network, Series 1994:
         500  6.000%, 12/01/10                                             6/04 at 102.00       BBB     510,180
         500  6.000%, 12/01/14                                             6/04 at 102.00       BBB     505,970

       2,500 Scottsdale Industrial Development Authority, Arizona,        12/11 at 101.00        A3   2,513,150
              Hospital Revenue Bonds, Scottsdale Healthcare, Series
              2001, 5.800%, 12/01/31

       1,055 Industrial Development Authority, Winslow, Arizona,           6/08 at 101.00       N/R     811,390
              Hospital Revenue Bonds, Winslow Memorial Hospital Project,
              Series 1998, 5.500%, 6/01/22
---------------------------------------------------------------------------------------------------------------
             Housing/Multifamily - 15.0%

       3,615 Maricopa County Industrial Development Authority, Arizona,   10/10 at 105.00       Aaa   3,706,857
              GNMA Collateralized Multifamily Housing Revenue Bonds,
              Villas at Augusta Project, Series 2000, 6.500%, 10/20/33

       2,470 Maricopa County Industrial Development Authority, Arizona,   10/11 at 103.00       Aaa   2,613,655
              Multifamily Housing Revenue Bonds, Syl- Mar Apartments
              Project, Series 2001, 6.100%, 4/20/36 (Alternative Minimum
              Tax)

----
11

Portfolio of Investments
NUVEEN ARIZONA MUNICIPAL BOND FUND (continued)
May 31, 2004

   Principal                                                                Optional Call               Market
Amount (000) Description                                                      Provisions* Ratings**      Value
--------------------------------------------------------------------------------------------------------------
             Housing/Multifamily (continued)

    $    205 Phoenix Housing Finance Corporation, Arizona, FHA-Insured     7/04 at 100.00       AAA $  205,199
              Section 8 Mortgage Revenue Refunding Bonds, Series 1992A,
              6.500%, 7/01/24 - MBIA Insured

       2,090 Phoenix Industrial Development Authority, Arizona, GNMA       6/11 at 102.00       Aaa  2,157,653
              Collateralized Multifamily Housing Revenue Bonds,
              Campaigne Place on Jackson, Series 2001, 5.700%, 6/20/31
              (Alternative Minimum Tax)

       2,080 Phoenix Industrial Development Authority, Arizona,              No Opt. Call       N/R    624,000
              Subordinate Lien Multifamily Housing Revenue Bonds,
              Arborwood Apartments, Series 2003B, 0.000%, 6/01/43#

       1,300 Phoenix Industrial Development Authority, Arizona, GNMA       9/10 at 103.00       Aaa  1,383,551
              Collateralized Mortgage Loan, Multifamily Housing Revenue
              Bonds, Camelback Crossings Apartments Project, Series
              2000, 6.350%, 9/20/35

       4,000 Tucson Industrial Development Authority, Arizona, Senior      7/10 at 101.00        AA  4,170,200
              Living Facilities Revenue Bonds, Christian Care Project,
              Series 2000A, 5.625%, 7/01/20 - RAAI Insured
--------------------------------------------------------------------------------------------------------------
             Housing/Single Family - 0.8%

         700 Maricopa County Industrial Development Authority, Arizona,    6/08 at 108.00       Aaa    727,538
              Single Family Mortgage Revenue Refunding Bonds,
              Mortgage-Backed Securities Program, Series 1998B, 6.200%,
              12/01/30 (Alternative Minimum Tax)

          50 Phoenix Industrial Development Authority, Arizona,            6/05 at 102.00       AAA     52,002
              Statewide Single Family Mortgage Revenue Bonds, Series
              1995, 6.150%, 12/01/08 (Alternative Minimum Tax)
--------------------------------------------------------------------------------------------------------------
             Industrials - 2.5%

       2,500 Yavapai County Industrial Development Authority, Arizona,       No Opt. Call       BBB  2,528,325
              Solid Waste Disposal Revenue Bonds, Waste Management, Inc.
              Project, Series 2003B, 4.450%, 3/01/28 (Alternative
              Minimum Tax) (Mandatory put 3/01/08)
--------------------------------------------------------------------------------------------------------------
             Long-Term Care - 1.5%

       1,425 Cochise County Industrial Development Authority, Arizona,    12/04 at 102.00       AAA  1,487,786
              GNMA Collateralized Mortgage Revenue Refunding Bonds,
              Sierra Vista Care Center, Series 1994A, 6.750%, 11/20/19
--------------------------------------------------------------------------------------------------------------
             Tax Obligation/General - 10.0%

             Cochise County Unified School District 68, Sierra Vista,
             Arizona, General Obligation Refunding Bonds, Series 1992:
         250  7.500%, 7/01/09 - FGIC Insured                                 No Opt. Call       AAA    298,702
         300  7.500%, 7/01/10 - FGIC Insured                                 No Opt. Call       AAA    365,124

       1,500 Maricopa County School District 6, Arizona, General             No Opt. Call       AAA  1,659,855
              Obligation Refunding Bonds, Washington Elementary School,
              Series 2002A, 5.375%, 7/01/15 - FSA Insured

         675 Maricopa County School District 11, Peoria Unified,             No Opt. Call       AAA    644,004
              Arizona, General Obligation Refunding Bonds, Second Series
              1992, 0.000%, 7/01/06 - MBIA Insured

             Maricopa County School District 40, Glendale, Arizona,
             General Obligation Refunding and Improvement Bonds, Series
             1995:
         500  6.200%, 7/01/09 - FSA Insured                                7/05 at 101.00       AAA    528,345
         750  6.250%, 7/01/10 - FSA Insured                                7/05 at 101.00       AAA    792,923

         500 Maricopa County Unified School District 41, Gilbert,          7/08 at 100.00       AAA    556,410
              Arizona, School Improvement Bonds, Series 1995D, 6.250%,
              7/01/15 - FSA Insured

         310 Maricopa County Unified School District 80, Chandler,           No Opt. Call       AAA    359,529
              Arizona, School Improvement and Refunding Bonds, Series
              1994, 6.250%, 7/01/11 - FGIC Insured

       1,275 Maricopa County Unified School District 98, Fountain Hills,     No Opt. Call       AAA  1,216,452
              Arizona, General Obligation Bonds, Series 1992, 0.000%,
              7/01/06 - FGIC Insured

       1,000 Pima County Unified School District 1, Tucson, Arizona,         No Opt. Call       AAA  1,217,080
              School Improvement Bonds, Series 1992D, 7.500%, 7/01/10 -
              FGIC Insured

       2,000 Tucson, Arizona, General Obligation Bonds, Series 2001B,      7/11 at 100.00        AA  2,276,200
              5.750%, 7/01/16
--------------------------------------------------------------------------------------------------------------
             Tax Obligation/Limited - 14.3%

       2,000 Arizona State Transportation Board, Highway Revenue Bonds,    7/11 at 100.00       AAA  2,097,920
              Series 2001, 5.250%, 7/01/20

       1,155 Arizona State Transportation Board, Highway Revenue Bonds,    7/13 at 100.00       AAA  1,176,495
              Series 2003A, 5.000%, 7/01/22

----
12

   Principal                                                               Optional Call                Market
Amount (000) Description                                                     Provisions* Ratings**       Value
--------------------------------------------------------------------------------------------------------------
             Tax Obligation/Limited (continued)

    $  1,000 Arizona Tourism and Sports Authority, Tax Revenue Bonds,     7/13 at 100.00       Aaa $ 1,046,040
              Multipurpose Stadium Facility Project, Series 2003A,
              5.375%, 7/01/23 - MBIA Insured

         905 Bullhead City, Arizona, Special Assessment Bonds, East       7/04 at 102.00      Baa2     924,385
              Branch Sewer Improvement District, Series 1993, 6.100%,
              1/01/13

          80 Eloy Municipal Property Corporation, Arizona, Municipal      7/04 at 100.00       BBB      80,186
              Facilities Revenue Bonds, Series 1992, 7.000%, 7/01/11

         385 Flagstaff, Arizona, Junior Lien Street and Highway User        No Opt. Call       AAA     436,775
              Revenue Bonds, Series 1992, 5.900%, 7/01/10 - FGIC Insured

       1,295 Maricopa County Industrial Development Authority, Education  7/10 at 102.00      Baa3   1,311,045
              Revenue Bonds, Arizona Charter Schools Project I, Series
              2000A, 6.625%, 7/01/20

       1,500 Maricopa County Industrial Development Authority, Arizona,   6/07 at 102.00         A   1,544,655
              Education Revenue Bonds, Horizon Community Learning Center
              Project, Series 2000, 6.350%, 6/01/26 - ACA Insured

       1,115 Maricopa County Stadium District, Arizona, Revenue           6/12 at 100.00       Aaa   1,200,487
              Refunding Bonds, Series 2002, 5.375%, 6/01/17 - AMBAC
              Insured

             Peoria Improvement District, Arizona, Special Assessment
             District 8801 Bonds, North Valley Power Center, Series 1992:
         425  7.300%, 1/01/12                                             7/04 at 101.00      BBB+     431,290
         460  7.300%, 1/01/13                                             7/04 at 101.00      BBB+     466,872

          35 Phoenix, Arizona, Junior Lien Street and Highway User        7/04 at 100.00        A+      35,142
              Revenue Refunding Bonds, Series 1992, 6.250%, 7/01/11

         810 Scottsdale Preserve Authority, Arizona, Excise Tax Revenue     No Opt. Call       AAA     859,459
              Bonds, Series 2004, 5.000%, 7/01/16 - FGIC Insured

       2,550 Tempe, Arizona, Excise Tax Revenue Refunding Bonds, Series   7/13 at 100.00       AA+   2,610,690
              2003, 5.000%, 7/01/20
--------------------------------------------------------------------------------------------------------------
             Telecommunication Services - 0.9%

       1,000 Industrial Development Authority, Yavapai County, Arizona,   6/07 at 101.00       BBB     926,110
              Revenue Bonds, Citizens Utilities Company Project, Series
              1998, 5.450%, 6/01/33 (Alternative Minimum Tax)
--------------------------------------------------------------------------------------------------------------
             Transportation - 0.5%

         500 Phoenix, Arizona, Airport Revenue Bonds, Series 1994D,       7/04 at 102.00       AAA     511,910
              6.400%, 7/01/12 (Alternative Minimum Tax) - MBIA Insured
--------------------------------------------------------------------------------------------------------------
             U.S. Guaranteed - 20.1%

         235 Arizona Health Facilities Authority, Hospital System         9/04 at 100.00       AAA     248,484
              Revenue Refunding Bonds, Phoenix Baptist Hospital and
              Medical Center, Inc. and Medical Environments, Inc.,
              Series 1992, 6.250%, 9/01/11 - MBIA Insured

         200 Arizona Municipal Finance Program, Certificates of             No Opt. Call       AAA     237,268
              Participation, City of Goodyear Loan, Series 20, 7.700%,
              8/01/10 - MBIA Insured

       1,000 Maricopa County Hospital District 1, Arizona, General        6/06 at 101.00     A3***   1,093,140
              Obligation Bonds, Series 1996, 6.500%, 6/01/17
              (Pre-refunded to 6/01/06)

         225 Maricopa County, Arizona, Hospital Revenue Bonds, St.          No Opt. Call       AAA     261,513
              Luke's Hospital Medical Center, Series 1980, 8.750%,
              2/01/10

       2,775 Maricopa County Industrial Development Authority, Arizona,     No Opt. Call       AAA   3,411,752
              Hospital Revenue Refunding Bonds, Samaritan Health
              Services, Series 1990A, 7.000%, 12/01/16 - MBIA Insured

      12,050 Maricopa County Industrial Development Authority, Arizona,     No Opt. Call       AAA   6,910,193
              Single Family Mortgage Revenue Bonds, Series 1984, 0.000%,
              2/01/16

             Phoenix Civic Improvement Corporation, Arizona, Junior Lien
             Wastewater System Revenue Bonds, Series 2000:
       1,290  6.125%, 7/01/14 (Pre-refunded to 7/01/10) - FGIC Insured    7/10 at 101.00       AAA   1,494,336
       1,000  6.250%, 7/01/17 (Pre-refunded to 7/01/10) - FGIC Insured    7/10 at 101.00       AAA   1,165,230

       8,065 Tucson and Pima County Industrial Development Authority,       No Opt. Call       AAA   5,021,511
              Arizona, Single Family Mortgage Revenue Bonds, Series
              1983A, 0.000%, 12/01/14

----
13

Portfolio of Investments
NUVEEN ARIZONA MUNICIPAL BOND FUND (continued)
May 31, 2004

   Principal                                                                Optional Call                Market
Amount (000) Description                                                      Provisions* Ratings**       Value
---------------------------------------------------------------------------------------------------------------
             Utilities - 4.4%

    $  1,000 Arizona Power Authority, Special Obligation Power Resource      No Opt. Call        AA $ 1,086,850
              Revenue Refunding Crossover Bonds, Hoover Project, Series
              2001, 5.250%, 10/01/15

           5 Central Arizona Water Conservation District, Contract        11/04 at 100.00       AA-       5,020
              Revenue Bonds, Central Arizona Project, Series 1991B,
              6.500%, 11/01/11

       1,000 Coconino County, Arizona, Pollution Control Revenue Bonds,   10/06 at 102.00        B-     940,610
              Nevada Power Company Project, Series 1996, 6.375%,
              10/01/36 (Alternative Minimum Tax)

       1,000 Mesa, Arizona, Utility System Revenue Bonds, Series 2002,     7/11 at 100.00       AAA   1,023,440
              5.000%, 7/01/20 - FGIC Insured

         135 Pima County Industrial Development Authority, Arizona,        7/04 at 102.00       AAA     142,020
              Lease Obligation Revenue Refunding Bonds, Tucson Electric
              Power Company Irvington Project, Series 1988A, 7.250%,
              7/15/10 - FSA Insured

         500 Salt River Project Agricultural Improvement and Power           No Opt. Call        AA     560,845
              District, Arizona, Electric System Revenue Refunding
              Bonds, Series 1993A, 5.750%, 1/01/10

         590 Salt River Project Agricultural Improvement and Power         1/13 at 100.00        AA     599,239
              District, Arizona, Electric System Revenue Bonds, Series
              2002B, 5.000%, 1/01/22
---------------------------------------------------------------------------------------------------------------
             Water and Sewer - 6.7%

       1,035 Arizona Water Infrastructure Finance Authority, Water        10/14 at 100.00       AAA   1,055,462
              Quality Revenue Bonds, Series 2004A, 5.000%, 10/01/22

             Cottonwood, Arizona, Sewer Revenue Refunding Bonds, Series
             1992:
         100  7.000%, 7/01/06                                              7/04 at 100.00      BBB-     100,431
         100  7.000%, 7/01/07                                              7/04 at 100.00      BBB-     100,434

         660 Oro Valley Municipal Property Corporation, Arizona, Senior    7/13 at 100.00       AAA     666,937
              Lien Water Revenue Bonds, Series 2003, 5.000%, 7/01/23 -
              MBIA Insured

       2,600 Phoenix Civic Improvement Corporation, Arizona, Junior Lien   7/12 at 100.00       AAA   2,600,728
              Water System Revenue Bonds, Series 2002, 5.000%, 7/01/26 -
              FGIC Insured

       1,415 Phoenix Civic Improvement Corporation, Arizona, Junior Lien   7/14 at 100.00        AA   1,353,278
              Water System Revenue Bonds, Series 2003, 4.500%, 7/01/22

         800 Sedona, Arizona, Sewerage Revenue Refunding Bonds, Series     7/04 at 101.00         A     811,734
              1992, 7.000%, 7/01/12 (Pre-refunded to 7/01/04)
---------------------------------------------------------------------------------------------------------------
    $104,750 Total Long-Term Investments (cost $94,143,194) - 99.1%                                  98,305,537
---------------------------------------------------------------------------------------------------------------
------------
             Other Assets Less Liabilities - 0.9%                                                       891,557
             -------------------------------------------------------------------------------------------------
             Net Assets - 100%                                                                      $99,197,094
             -------------------------------------------------------------------------------------------------

           * Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.
           ** Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating.
           ***Securities are backed by an escrow or trust containing sufficient
              U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Such securities are normally considered to be equivalent to AAA rated securities.
           N/RInvestment is not rated.
           # Non-income producing security, in the case of a bond, generally denotes that issuer has defaulted on the payment of principal or interest or has filed for bankruptcy.

                                See accompanying notes to financial statements.

----
14

Portfolio of Investments
NUVEEN COLORADO MUNICIPAL BOND FUND
May 31, 2004

   Principal                                                                Optional Call               Market
Amount (000) Description                                                      Provisions* Ratings**      Value
--------------------------------------------------------------------------------------------------------------
             Education and Civic Organizations - 5.3%

     $ 1,245 Adams State College, Alamosa, Colorado, Auxiliary             5/14 at 100.00       AAA $1,277,519
              Facilities Revenue Bonds, Series 2004A, 5.250%, 5/15/24 -
              MBIA Insured

         430 Boulder County, Colorado, Development Revenue Bonds,          9/13 at 100.00       AAA    432,662
              University Corporation for Atmospheric Research, Series
              2003, 5.000%, 9/01/23 - AMBAC Insured

         500 Colorado Educational and Cultural Facilities Authority,      12/10 at 100.00        AA    544,370
              School Revenue Bonds, Ave Maria School Project, Series
              2000, 6.125%, 12/01/25 - RAAI Insured
--------------------------------------------------------------------------------------------------------------
             Healthcare - 12.2%

         500 Aspen Valley Hospital District, Pitkin County, Colorado,      4/10 at 100.00       N/R    524,950
              Revenue Bonds, Series 2000, 6.800%, 10/15/24

         500 Colorado Health Facilities Authority, Revenue Bonds,          9/09 at 101.00       N/R    498,505
              Steamboat Springs Healthcare Association Project, Series
              1999, 5.700%, 9/15/23

         500 Colorado Health Facilities Authority, Revenue Bonds,         11/11 at 101.00         A    542,695
              PorterCare Adventist Health System, Series 2001, 6.500%,
              11/15/23

         500 Colorado Health Facilities Authority, Revenue Bonds, Vail     1/12 at 100.00       BBB    503,910
              Valley Medical Center Project, Series 2001, 5.800%, 1/15/27

       1,750 Colorado Springs, Colorado, Hospital Revenue Bonds,          12/10 at 101.00        A-  1,852,900
              Memorial Hospital of Colorado Springs, Series 2000,
              6.375%, 12/15/30

         750 Denver Health and Hospitals Authority, Colorado, Revenue     12/14 at 100.00       BBB    750,855
              Bonds, Series 2004A, 6.250%, 12/01/33 (WI, settling
              6/16/04)

         500 Montrose, Colorado, Enterprise Revenue Bonds, Montrose       12/13 at 102.00      BBB-    516,050
              Memorial Hospital, Series 2003, 6.375%, 12/01/23
--------------------------------------------------------------------------------------------------------------
             Housing/Multifamily - 9.2%

       1,265 Boulder County, Colorado, Multifamily Housing Revenue         6/09 at 100.00       N/R  1,102,776
              Refunding and Improvement Bonds, Thistle Community Housing
              Project, Series 1999, 6.375%, 6/01/29

         455 Colorado Housing and Finance Authority, Multifamily Housing   4/05 at 102.00       AA+    467,676
              Insured Mortgage Revenue Bonds, Series 1995A, 6.650%,
              10/01/28 (Alternative Minimum Tax)

       1,300 Englewood, Colorado, Multifamily Housing Revenue Refunding   12/06 at 102.00      BBB+  1,303,991
              Bonds, Marks Apartments Project, Series 1996, 6.650%,
              12/01/26

       1,000 Lakewood, Colorado, FHA-Insured Multifamily Housing          10/05 at 102.00       AAA  1,033,070
              Mortgage Revenue Bonds, Heights by Marston Lake Project,
              Series 1995, 6.650%, 10/01/25 (Alternative Minimum Tax)
--------------------------------------------------------------------------------------------------------------
             Housing/Single Family - 2.2%

         305 Colorado Housing and Finance Authority, Single Family        10/09 at 105.00       Aa2    315,584
              Program Senior Bonds, Series 1999C-3, 6.750%, 10/01/21

         335 Colorado Housing and Finance Authority, Single Family        10/09 at 105.00       Aa2    340,765
              Program Senior Bonds, Series 2000A-2, 7.450%, 10/01/16
              (Alternative Minimum Tax)

         225 Colorado Housing and Finance Authority, Single Family         4/10 at 105.00        AA    230,463
              Program Senior Bonds, Series 2000C-3, 7.150%, 10/01/30

          35 Pueblo County, Colorado, Single Family Mortgage Revenue      11/04 at 102.00       AAA     35,123
              Refunding Bonds, GNMA/FNMA Mortgage- Backed Securities
              Program, Series 1994A, 7.050%, 11/01/27
--------------------------------------------------------------------------------------------------------------
             Long-Term Care - 3.6%

         500 Colorado Health Facilities Authority, First Mortgage          1/07 at 101.00       N/R    502,610
              Revenue Refunding Bonds, Christian Living Campus, Johnson
              Center Nursing Facility Project, Series 1997A, 7.050%,
              1/01/19

       1,000 Colorado Health Facilities Authority, Revenue Bonds,         12/12 at 100.00        AA  1,016,630
              Covenant Retirement Communities, Inc., Series 2002A,
              5.500%, 12/01/33 - RAAI Insured
--------------------------------------------------------------------------------------------------------------
             Tax Obligation/General - 24.3%

       2,000 Arapahoe County School District 6, Littleton, Colorado,      12/12 at 100.00       AAA  2,084,240
              General Obligation Bonds, Series 2002, 5.250%, 12/01/21
              (DD, settling 1/07/03) - FGIC Insured

         500 Bowles Metropolitan District, Colorado, General Obligation   12/13 at 100.00       AAA    523,240
              Bonds, Series 2003, 5.500%, 12/01/28 - FSA Insured

----
15

Portfolio of Investments
NUVEEN COLORADO MUNICIPAL BOND FUND (continued)
May 31, 2004

   Principal                                                                Optional Call               Market
Amount (000) Description                                                      Provisions* Ratings**      Value
--------------------------------------------------------------------------------------------------------------
             Tax Obligation/General (continued)

     $ 1,500 Eagle Bend Metropolitain District 2, Colorado, General       12/13 at 100.00        AA $1,423,590
              Obligation Bonds, Series 2003, 5.000%, 12/01/33 - RAAI
              Insured

         750 El Paso County School District 2, Harrison, Colorado,        12/11 at 100.00       Aaa    775,095
              General Obligation Bonds, Series 2001, 5.125%, 12/01/21 -
              FGIC Insured

       1,085 El Paso County School District 20, Academy, Colorado,        12/13 at 100.00       Aaa  1,154,136
              General Obligation Bonds, Series 2003, 5.500%, 12/15/23 -
              FGIC Insured

         500 El Paso County School District 38, Lewis Palmer, Colorado,      No Opt. Call       Aa3    572,125
              General Obligation Refunding Bonds, Series 2001, 6.000%,
              12/01/21

       1,000 El Paso County School District 49, Faclon, Colorado,         12/11 at 100.00       AAA  1,083,640
              General Obligation Bonds, Series 2001, 5.500%, 12/01/17 -
              FGIC Insured

       1,000 Fremont County School District RE-1, Cannon City, Colorado,  12/13 at 100.00       Aaa  1,006,390
              General Obligation Bonds, Series 2003, 5.000%, 12/01/24 -
              MBIA Insured

       1,625 Freemont, Custer and El Paso Counties School District RE-2,  12/13 at 100.00       Aaa  1,643,996
              Colorado, General Obligation Bonds, Series 2004, 5.000%,
              12/01/23 - FSA Insured
--------------------------------------------------------------------------------------------------------------
             Tax Obligation/Limited - 17.2%

         600 Colorado Educational and Cultural Facilities Authority,       9/11 at 100.00      Baa3    598,296
              Charter School Revenue Bonds, Bromley East Charter School,
              Series 2000A, 7.250%, 9/15/30

         600 Colorado Educational and Cultural Facilities Authority,      12/10 at 101.00       BBB    638,490
              Charter School Revenue Bonds, Academy Charter School,
              Series 2000, 6.875%, 12/15/20

       1,000 Colorado Educational and Cultural Facilities Authority,      12/13 at 100.00       AAA    970,720
              Charter School Revenue Bonds, Classical Academy, Series
              2003, 5.000%, 12/01/33 - XLCA Insured

         750 Colorado Educational and Cultural Facilities Authority,      12/13 at 100.00       AAA    742,230
              Charter School Revenue Bonds, Liberty Common Charter
              School, Series 2003, 5.125%, 12/01/33 - XLCA Insured

       1,440 Colorado Educational and Cultural Facilities Authority,       5/14 at 100.00       AAA  1,527,408
              Charter School Revenue Bonds, Academy of Charter Schools
              Building Corporation, Series 2004, 5.250%, 5/01/17 - XLCA
              Insured

       1,710 Denver Convention Center Hotel Authority, Colorado,          12/13 at 100.00       AAA  1,736,505
              Convention Center Hotel Senior Revenue Bonds, Series
              2003A, 5.000%, 12/01/20 - XLCA Insured

       1,000 Larimer County, Colorado, Sales and Use Tax Revenue Bonds,   12/12 at 100.00       AAA  1,085,050
              Fairgrounds and Events Center, Series 2002, 5.500%,
              12/15/18 - MBIA Insured
--------------------------------------------------------------------------------------------------------------
             Transportation - 8.7%

       3,500 E-470 Public Highway Authority, Colorado, Senior Revenue       9/10 at 79.90       AAA  2,138,920
              Bonds, Series 2000B, 0.000%, 9/01/14 - MBIA Insured

         475 Eagle County Air Terminal Corporation, Colorado Airport       5/11 at 101.00       N/R    452,837
              Terminal Revenue Bonds, Series 2001, 7.000%, 5/01/21
              (Alternative Minimum Tax)

       1,000 Northwest Parkway Public Highway Authority, Colorado,         6/11 at 102.00       AAA  1,093,810
              Revenue Bonds, Senior Series 2001A, 5.500%, 6/15/15 -
              AMBAC Insured
--------------------------------------------------------------------------------------------------------------
             U.S. Guaranteed - 14.1%

       4,000 Arapahoe County, Colorado, Single Family Mortgage Revenue       No Opt. Call       AAA  3,144,360
              Bonds, Series 1984A, 0.000%, 9/01/10

         500 Colorado Department of Transportation, Revenue Anticipation   6/10 at 100.50       AAA    574,025
              Bonds, Series 2000, 6.000%, 6/15/15 (Pre-refunded to
              6/15/10) - AMBAC Insured

         900 Colorado Springs, Colorado, Utility System Revenue Bonds,       No Opt. Call       AAA  1,092,654
              Series 1978B, 6.600%, 11/15/18

       1,000 Puerto Rico Highway and Transportation Authority, Highway     7/10 at 101.00      A***  1,179,500
              Revenue Bonds, Series 2000B, 6.500%, 7/01/27 (Pre-refunded to 7/01/10)
--------------------------------------------------------------------------------------------------------------

----
16

   Principal                                                               Optional Call                Market
Amount (000) Description                                                     Provisions* Ratings**       Value
--------------------------------------------------------------------------------------------------------------
             Utilities - 2.5%

     $ 1,000 Platte River Power Authority, Colorado, Power Revenue        6/12 at 100.00       AA- $ 1,075,620
              Refunding Bonds, Series 2002EE, 5.375%, 6/01/17
--------------------------------------------------------------------------------------------------------------
     $43,030 Total Long-Term Investments (cost $40,716,458) - 99.3%                                 42,109,981
--------------------------------------------------------------------------------------------------------------
------------
             Other Assets Less Liabilities - 0.7%                                                      295,228
             ------------------------------------------------------------------------------------------------
             Net Assets - 100%                                                                     $42,405,209
             ------------------------------------------------------------------------------------------------

           * Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.
           ** Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating.
           ***Securities are backed by an escrow or trust containing sufficient
              U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Such securities are normally considered to be equivalent to AAA rated securities.
           N/RInvestment is not rated.
          (DD)Security purchased on a delayed delivery basis.
          (WI)Security purchased on a when-issued basis.

                                See accompanying notes to financial statements.

----
17

Portfolio of Investments
NUVEEN NEW MEXICO MUNICIPAL BOND FUND
May 31, 2004

   Principal                                                                Optional Call               Market
Amount (000) Description                                                      Provisions* Ratings**      Value
--------------------------------------------------------------------------------------------------------------
             Education and Civic Organizations - 17.3%

     $ 1,500 New Mexico Educational Assistance Foundation, Education       9/11 at 100.00        A2 $1,502,295
              Loan Bonds, First Subordinate Series 2001B-1, 5.900%,
              9/01/31

       1,000 Puerto Rico Industrial, Tourist, Educational, Medical, and   12/12 at 101.00       BBB    977,130
              Environmental Control Facilities Financing Authority,
              Higher Education Revenue Refunding Bonds, Ana G. Mendez
              University System Project, Series 2002, 5.500%, 12/01/31

             Santa Fe, New Mexico, Educational Facilities Revenue
             Refunding and Improvement Bonds, College of Santa Fe,
             Series 1997:
         500  6.000%, 10/01/13                                            10/07 at 100.00      BBB-    514,010
         500  5.875%, 10/01/21                                            10/07 at 100.00      BBB-    501,755

       2,500 University of New Mexico, System Revenue Refunding Bonds,       No Opt. Call        AA  2,865,600
              Series 1992A, 6.000%, 6/01/21

       2,000 University of New Mexico, Subordinate Lien System Revenue     6/12 at 100.00        AA  2,020,360
              Refunding and Improvement Bonds, Series 2002A, 5.000%,
              6/01/22

         750 University of New Mexico, Subordinate Lien System Revenue     6/13 at 100.00        AA    790,995
              Refunding Bonds, Series 2003A, 5.250%, 6/01/18
--------------------------------------------------------------------------------------------------------------
             Healthcare - 9.5%

       2,000 Farmington, New Mexico, Hospital Revenue Bonds, San Juan      6/14 at 100.00        A3  1,906,780
              Regional Medical Center Inc., Series 2004A, 5.000%, 6/01/23

             New Mexico Hospital Equipment Loan Council, Hospital
             Revenue Bonds, Presbyterian Healthcare Services, Series
             2001A:
       2,000  5.750%, 8/01/15                                              8/11 at 101.00       Aa3  2,149,060
       1,000  5.500%, 8/01/30                                              8/11 at 101.00       Aa3  1,004,820
--------------------------------------------------------------------------------------------------------------
             Housing/Multifamily - 6.1%

       1,850 Bernalillo County, New Mexico, Multifamily Housing Revenue    6/09 at 101.00       N/R  1,627,834
              Refunding and Improvement Bonds, El Centro Senior Housing
              Complex, Series 1999, 5.850%, 6/15/29

         600 Bernalillo County, New Mexico, Multifamily Housing Revenue    6/11 at 100.00       Aaa    605,670
              Bonds, Vista Montana Apartments Project, Series 2001A,
              5.400%, 12/01/31 - MBIA Insured

         980 Las Cruces, New Mexico, Housing Development Corporation,     10/04 at 101.00        A3    986,468
              Multifamily Mortgage Revenue Refunding Bonds, Burley
              Court/Valley Drive Projects, Series 1993A, 6.400%, 10/01/19
--------------------------------------------------------------------------------------------------------------
             Housing/Single Family - 11.6%

         780 New Mexico Mortgage Finance Authority, Single Family          7/06 at 102.00       AAA    781,615
              Mortgage Program Bonds, Series 1996D-1, 6.250%, 7/01/22

         745 New Mexico Mortgage Finance Authority, Single Family          7/07 at 102.00       AAA    737,595
              Mortgage Program Bonds, Series 1996G-2, 6.200%, 7/01/28
              (Alternative Minimum Tax)

         420 New Mexico Mortgage Finance Authority, Single Family          7/07 at 102.00       AAA    433,894
              Mortgage Program Bonds, Series 1996B-2, 6.300%, 7/01/28
              (Alternative Minimum Tax)

         750 New Mexico Mortgage Finance Authority, Single Family          7/05 at 102.00       AAA    772,560
              Mortgage Program Bonds, Series 1995A, 6.650%, 7/01/26
              (Alternative Minimum Tax)

       1,080 New Mexico Mortgage Finance Authority, Single Family         11/09 at 101.50       AAA  1,182,535
              Mortgage Program Bonds, Series 2000B, 7.000%, 9/01/31
              (Alternative Minimum Tax)

       1,110 New Mexico Mortgage Finance Authority, Single Family          1/10 at 102.50       AAA  1,166,566
              Mortgage Program Bonds, Series 2000C-2, 6.950%, 9/01/31
              (Alternative Minimum Tax)

       1,060 New Mexico Mortgage Finance Authority, General Revenue        9/09 at 100.00        A+  1,099,220
              Office Building Bonds, Series 2000, 6.000%, 9/01/26
--------------------------------------------------------------------------------------------------------------
             Long-Term Care - 1.0%

         500 Las Cruces, New Mexico, Health Facilities Revenue Refunding   6/04 at 101.00       AAA    506,720
              Bonds, Evangelical Lutheran Good Samaritan Society, Series
              1992, 6.450%, 12/01/17 - FSA Insured

          10 Socorro, New Mexico, Health Facilities Revenue Refunding     11/04 at 102.00       AAA     10,234
              Bonds, Evangelical Lutheran Good Samaritan Society, Series
              1994, 6.000%, 5/01/08 - AMBAC Insured
--------------------------------------------------------------------------------------------------------------

----
18

   Principal                                                                Optional Call               Market
Amount (000) Description                                                      Provisions* Ratings**      Value
--------------------------------------------------------------------------------------------------------------
             Tax Obligation/General - 4.8%

     $   500 Puerto Rico, Public Improvement General Obligation Bonds,       No Opt. Call        A- $  524,360
              Series 2002A, 5.500%, 7/01/29

       1,970 Sandoval County, New Mexico, General Obligation Bonds,        4/14 at 100.00       Aaa  1,995,472
              Series 2004, 5.000%, 4/15/23 - MBIA Insured
--------------------------------------------------------------------------------------------------------------
             Tax Obligation/Limited - 33.3%

       1,880 Albuquerque, New Mexico, Gross Receipts Lodgers Tax             No Opt. Call       AAA  1,401,991
              Improvement and Revenue Refunding Bonds, Series 1991B,
              0.000%, 7/01/11 - FSA Insured

       2,000 Bernalillo County, New Mexico, Gross Receipts Tax Revenue    10/09 at 100.00        AA  2,027,260
              Bonds, Series 1999, 5.250%, 10/01/26

             Dona Ana County, New Mexico, Gross Reciepts Tax Refunding
             and Improvement Bonds, Series 2003:
         360  5.250%, 5/01/25 - AMBAC Insured                              5/13 at 100.00       Aaa    368,093
         545  5.250%, 5/01/28 - AMBAC Insured                              5/13 at 100.00       Aaa    555,399

       1,160 Gallup, New Mexico, Sales Tax Revenue Bonds, Series 2004A,    6/13 at 100.00       Aaa  1,167,946
              5.000%, 6/01/24 - AMBAC Insured

       1,510 Lincoln County, New Mexico, Gross Receipts Tax Revenue        6/12 at 100.00       Aaa  1,522,820
              Refunding Bonds, Series 2002, 5.125%, 6/01/30 - AMBAC
              Insured

       1,365 New Mexico Finance Authority, Court Automation Fee Revenue    6/11 at 100.00       AAA  1,419,750
              Bonds, Series 2002, 5.000%, 6/15/17 - MBIA Insured

       2,000 New Mexico Finance Authority, Senior Lien Transportation      6/14 at 100.00       AAA  2,062,180
              Revenue Bonds, Series 2004A, 5.250%, 6/15/24 - MBIA Insured

         500 Puerto Rico Highway and Transportation Authority, Highway     7/16 at 100.00         A    511,150
              Revenue Bonds, Series 1996Y, 5.500%, 7/01/36

       1,000 Puerto Rico Public Finance Corporation, Commonwealth          2/12 at 100.00      BBB+  1,019,020
              Appropriation Bonds, Series 2002E, 5.500%, 8/01/29

       1,000 San Juan County, New Mexico, Subordinate Gross Receipts Tax   9/11 at 101.00       AAA  1,005,430
              Revenue Bonds, Series 2001A, 5.125%, 9/15/26 - AMBAC
              Insured

       4,000 Santa Fe County, New Mexico, Correctional System Gross          No Opt. Call       AAA  4,575,920
              Receipts Tax Revenue Bonds, Series 1997, 6.000%, 2/01/27 -
              FSA Insured
--------------------------------------------------------------------------------------------------------------
             Transportation - 0.6%

         500 Puerto Rico Ports Authority, Special Facilities Revenue       6/06 at 102.00       CCC    336,815
              Bonds, American Airlines, Inc., Series 1996A, 6.250%,
              6/01/26 (Alternative Minimum Tax)
--------------------------------------------------------------------------------------------------------------
             U.S. Guaranteed - 2.7%

       1,870 Albuquerque, New Mexico, Gross Receipts Lodgers Tax             No Opt. Call       AAA  1,406,221
              Improvement and Revenue Refunding Bonds, Series 1991B,
              0.000%, 7/01/11 - FSA Insured
--------------------------------------------------------------------------------------------------------------
             Utilities - 10.1%

       1,500 Farmington, New Mexico, Pollution Control Revenue Bonds,     10/09 at 102.00       BBB  1,557,615
              Public Service Company of New Mexico, Series 1999A,
              6.600%, 10/01/29 (Alternative Minimum Tax)

       1,000 Las Cruces South Central Solid Waste Authority, New Mexico,   6/05 at 100.00        A3  1,013,290
              Environmental Services Gross Receipts Tax Project Revenue
              Bonds, Series 1995, 6.000%, 6/01/16

       1,000 Los Alamos County, New Mexico, Utility System Revenue         7/04 at 102.00       AAA  1,023,430
              Bonds, Series 1994A, 6.000%, 7/01/15 (Pre-refunded to
              7/08/04) - FSA Insured

         135 Puerto Rico Electric Power Authority, Power Revenue Bonds,    7/10 at 101.00       AAA    137,917
              Series 2000HH, 5.250%, 7/01/29 - FSA Insured

         500 Puerto Rico Electric Power Authority, Power Revenue Bonds,    7/12 at 101.00       AAA    507,343
              Series 2002II, 5.125%, 7/01/26 - FSA Insured

       1,000 Puerto Rico Electric Power Authority, Power Revenue             No Opt. Call       AAA  1,103,040
              Refunding Bonds, Series 2002JJ, 5.250%, 7/01/15 - MBIA
              Insured
--------------------------------------------------------------------------------------------------------------

----
19

Portfolio of Investments
NUVEEN NEW MEXICO MUNICIPAL BOND FUND (continued)
May 31, 2004

   Principal                                                              Optional Call                Market
Amount (000) Description                                                    Provisions* Ratings**       Value
-------------------------------------------------------------------------------------------------------------
             Water and Sewer - 1.7%

     $ 1,000 Albuquerque, New Mexico, Joint Water and Sewer System         No Opt. Call       AAA $   914,270
              Revenue Bonds, Series 1990A, 0.000%, 7/01/07 - FGIC Insured
-------------------------------------------------------------------------------------------------------------
     $51,930 Total Long-Term Investments (cost $51,027,681) - 98.7%                                52,300,448
-------------------------------------------------------------------------------------------------------------
------------
             Other Assets Less Liabilities - 1.3%                                                     704,610
             ------------------------------------------------------------------------------------------------
             Net Assets - 100%                                                                    $53,005,058
             ------------------------------------------------------------------------------------------------

           * Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.
           ** Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating.
           N/RInvestment is not rated.

                                See accompanying notes to financial statements.

----
20

Statement of Assets and Liabilities
May 31, 2004


                                                                                                 Arizona     Colorado
----------------------------------------------------------------------------------------------------------------------
Assets
Investments, at market value (cost $94,143,194, $40,716,458 and $51,027,681, respectively) $ 98,305,537  $42,109,981
Cash                                                                                            117,301      252,495
Receivables:
  Interest                                                                                    1,591,162      799,268
  Investments sold                                                                               95,000    2,201,710
  Shares sold                                                                                   126,237       47,990
Other assets                                                                                        338          143
----------------------------------------------------------------------------------------------------------------------
    Total assets                                                                            100,235,575   45,411,587
----------------------------------------------------------------------------------------------------------------------
Liabilities
Payables:
  Investments purchased                                                                              --    2,813,936
  Shares redeemed                                                                               567,398           --
Accrued expenses:
  Management fees                                                                                46,839       19,670
  12b-1 distribution and service fees                                                            21,685       13,183
  Other                                                                                          42,832       21,472
Dividends payable                                                                               359,727      138,117
----------------------------------------------------------------------------------------------------------------------
    Total liabilitiers                                                                        1,038,481    3,006,378
----------------------------------------------------------------------------------------------------------------------
Net assets                                                                                 $ 99,197,094  $42,405,209
----------------------------------------------------------------------------------------------------------------------
Class A Shares
Net assets                                                                                 $ 69,355,397  $30,657,839
Shares outstanding                                                                            6,463,057    3,055,648
Net asset value per share                                                                  $      10.73  $     10.03
Offering price per share (net asset value per share plus
 maximum sales charge of 4.20% of offering price)                                          $      11.20  $     10.47
----------------------------------------------------------------------------------------------------------------------
Class B Shares
Net assets                                                                                 $  6,162,067  $ 5,866,841
Shares outstanding                                                                              575,077      584,623
Net asset value and offering price per share                                               $      10.72  $     10.04
----------------------------------------------------------------------------------------------------------------------
Class C Shares
Net assets                                                                                 $  7,481,456  $ 5,233,774
Shares outstanding                                                                              698,249      522,392
Net asset value and offering price per share                                               $      10.71  $     10.02
----------------------------------------------------------------------------------------------------------------------
Class R Shares
Net assets                                                                                 $ 16,198,174  $   646,755
Shares outstanding                                                                            1,511,255       64,484
Net asset value and offering price per share                                               $      10.72  $     10.03
----------------------------------------------------------------------------------------------------------------------

Net Assets Consist of:
----------------------------------------------------------------------------------------------------------------------------------
Capital paid-in                                                                            $ 96,142,214  $42,446,797
Undistributed (Over-distribution of) net investment income                                     (101,161)     (67,191)
Accumulated net realized gain (loss) from investments                                        (1,006,302)  (1,367,920)
Net unrealized appreciation of investments                                                    4,162,343    1,393,523
----------------------------------------------------------------------------------------------------------------------
Net assets                                                                                 $ 99,197,094  $42,405,209
----------------------------------------------------------------------------------------------------------------------

                                                                                             New Mexico
-------------------------------------------------------------------------------------------------------
Assets
Investments, at market value (cost $94,143,194, $40,716,458 and $51,027,681, respectively) $52,300,448
Cash                                                                                            33,080
Receivables:
  Interest                                                                                     875,519
  Investments sold                                                                              35,000
  Shares sold                                                                                   50,973
Other assets                                                                                       179
-------------------------------------------------------------------------------------------------------
    Total assets                                                                            53,295,199
-------------------------------------------------------------------------------------------------------
Liabilities
Payables:
  Investments purchased                                                                             --
  Shares redeemed                                                                               26,594
Accrued expenses:
  Management fees                                                                               24,924
  12b-1 distribution and service fees                                                           14,618
  Other                                                                                         25,299
Dividends payable                                                                              198,706
-------------------------------------------------------------------------------------------------------
    Total liabilitiers                                                                         290,141
-------------------------------------------------------------------------------------------------------
Net assets                                                                                 $53,005,058
-------------------------------------------------------------------------------------------------------
Class A Shares
Net assets                                                                                 $41,789,079
Shares outstanding                                                                           4,150,933
Net asset value per share                                                                  $     10.07
Offering price per share (net asset value per share plus
 maximum sales charge of 4.20% of offering price)                                          $     10.51
-------------------------------------------------------------------------------------------------------
Class B Shares
Net assets                                                                                 $ 5,137,397
Shares outstanding                                                                             510,236
Net asset value and offering price per share                                               $     10.07
-------------------------------------------------------------------------------------------------------
Class C Shares
Net assets                                                                                 $ 5,243,071
Shares outstanding                                                                             520,421
Net asset value and offering price per share                                               $     10.07
-------------------------------------------------------------------------------------------------------
Class R Shares
Net assets                                                                                 $   835,511
Shares outstanding                                                                              82,674
Net asset value and offering price per share                                               $     10.11
-------------------------------------------------------------------------------------------------------

Net Assets Consist of:
----------------------------------------------------------------------------------------------------------------------------------
Capital paid-in                                                                            $52,998,621
Undistributed (Over-distribution of) net investment income                                     (45,299)
Accumulated net realized gain (loss) from investments                                       (1,221,031)
Net unrealized appreciation of investments                                                   1,272,767
-------------------------------------------------------------------------------------------------------
Net assets                                                                                 $53,005,058
-------------------------------------------------------------------------------------------------------

                                See accompanying notes to financial statements.

----
21

Statement of Operations
Year Ended May 31, 2004

                                                                         Arizona     Colorado   New Mexico
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
Investment Income                                                   $ 5,591,067  $ 2,310,841  $ 2,954,925
----------------------------------------------------------------------------------------------------------
Expenses
Management fees                                                         582,234      240,310      307,485
12b-1 service fees - Class A                                            145,444       62,522       89,284
12b-1 distribution and service fees - Class B                            61,351       58,061       51,975
12b-1 distribution and service fees - Class C                            63,839       42,054       37,753
Shareholders' servicing agent fees and expenses                          63,506       25,528       30,478
Custodian's fees and expenses                                            39,473       25,025       25,399
Trustees' fees and expenses                                               2,313          943        1,314
Professional fees                                                        31,538        7,484        8,473
Shareholders' reports - printing and mailing expenses                    44,658       21,708       25,682
Federal and state registration fees                                      11,043        3,192        5,270
Other expenses                                                            4,922        2,478        2,860
----------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit                            1,050,321      489,305      585,973
  Custodian fee credit                                                   (5,405)      (4,871)      (4,098)
----------------------------------------------------------------------------------------------------------
Net expenses                                                          1,044,916      484,434      581,875
----------------------------------------------------------------------------------------------------------
Net investment income                                                 4,546,151    1,826,407    2,373,050
----------------------------------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss) from Investments
Net realized gain (loss) from investments                              (904,586)     161,474      165,851
Net change in unrealized appreciation (depreciation) of investments  (5,035,886)  (2,308,595)  (3,430,453)
----------------------------------------------------------------------------------------------------------
Net gain (loss) from investments                                     (5,940,472)  (2,147,121)  (3,264,602)
----------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from operations               $(1,394,321) $  (320,714) $  (891,552)
----------------------------------------------------------------------------------------------------------

                                See accompanying notes to financial statements.

----
22

Statement of Changes in Net Assets

                                                                             Arizona                   Colorado
                                                                   --------------------------  ------------------------
                                                                      Year Ended    Year Ended   Year Ended   Year Ended
                                                                         5/31/04       5/31/03      5/31/04      5/31/03
-------------------------------------------------------------------------------------------------------------------------
Operations
Net investment income                                              $  4,546,151  $  4,804,291  $ 1,826,407  $ 2,033,064
Net realized gain (loss) from investments                              (904,586)     (101,993)     161,474     (448,439)
Net change in unrealized appreciation (depreciation)
 of investments                                                      (5,035,886)    4,529,442   (2,308,595)   2,073,211
-------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from operations                (1,394,321)    9,231,740     (320,714)   3,657,836
-------------------------------------------------------------------------------------------------------------------------
Distributions to Shareholders
From net investment income:
  Class A                                                            (3,215,414)   (3,422,296)  (1,384,330)  (1,554,751)
  Class B                                                              (236,614)     (251,919)    (227,283)    (251,053)
  Class C                                                              (331,693)     (353,752)    (220,399)    (235,149)
  Class R                                                              (837,684)     (914,740)     (33,152)     (41,886)
From accumulated net realized gains from investments:
  Class A                                                                    --      (141,708)          --           --
  Class B                                                                    --       (12,288)          --           --
  Class C                                                                    --       (16,865)          --           --
  Class R                                                                    --       (35,933)          --           --
-------------------------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders            (4,621,405)   (5,149,501)  (1,865,164)  (2,082,839)
-------------------------------------------------------------------------------------------------------------------------
Fund Share Transactions
Net proceeds from sale of shares                                     10,487,851    16,970,533    4,340,201    6,625,431
Net proceeds from shares issued to shareholders due to
 reinvestment of distributions                                        1,826,896     2,121,541      757,261      827,949
-------------------------------------------------------------------------------------------------------------------------
                                                                     12,314,747    19,092,074    5,097,462    7,453,380
Cost of shares redeemed                                             (17,742,441)  (13,048,392)  (7,149,563)  (5,920,548)
-------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from Fund share transactions   (5,427,694)    6,043,682   (2,052,101)   1,532,832
-------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets                               (11,443,420)   10,125,921   (4,237,979)   3,107,829
Net assets at the beginning of year                                 110,640,514   100,514,593   46,643,188   43,535,359
-------------------------------------------------------------------------------------------------------------------------
Net assets at the end of year                                      $ 99,197,094  $110,640,514  $42,405,209  $46,643,188
-------------------------------------------------------------------------------------------------------------------------
Undistributed (Over-distribution of) net investment income
 at the end of year                                                $   (101,161) $    (25,629) $   (67,191) $   (28,370)
-------------------------------------------------------------------------------------------------------------------------

                                                                          New Mexico
                                                                   ------------------------
                                                                     Year Ended   Year Ended
                                                                        5/31/04      5/31/03
--------------------------------------------------------------------------------------------
Operations
Net investment income                                              $ 2,373,050  $ 2,472,137
Net realized gain (loss) from investments                              165,851     (286,559)
Net change in unrealized appreciation (depreciation)
 of investments                                                     (3,430,453)   2,465,519
--------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from operations                 (891,552)   4,651,097
--------------------------------------------------------------------------------------------
Distributions to Shareholders
From net investment income:
  Class A                                                           (1,970,478)  (2,141,136)
  Class B                                                             (200,249)    (194,424)
  Class C                                                             (191,636)    (157,654)
  Class R                                                              (34,522)     (31,302)
From accumulated net realized gains from investments:
  Class A                                                                   --           --
  Class B                                                                   --           --
  Class C                                                                   --           --
  Class R                                                                   --           --
--------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders           (2,396,885)  (2,524,516)
--------------------------------------------------------------------------------------------
Fund Share Transactions
Net proceeds from sale of shares                                     4,868,614    7,358,279
Net proceeds from shares issued to shareholders due to
 reinvestment of distributions                                       1,008,448    1,036,793
--------------------------------------------------------------------------------------------
                                                                     5,877,062    8,395,072
Cost of shares redeemed                                             (8,320,720)  (5,993,254)
--------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from Fund share transactions  (2,443,658)   2,401,818
--------------------------------------------------------------------------------------------
Net increase (decrease) in net assets                               (5,732,095)   4,528,399
Net assets at the beginning of year                                 58,737,153   54,208,754
--------------------------------------------------------------------------------------------
Net assets at the end of year                                      $53,005,058  $58,737,153
--------------------------------------------------------------------------------------------
Undistributed (Over-distribution of) net investment income
 at the end of year                                                $   (45,299) $   (16,890)
--------------------------------------------------------------------------------------------

                                See accompanying notes to financial statements.

----
23

Notes to Financial Statements

1. General Information and Significant Accounting Policies

The Nuveen Multistate Trust I (the "Trust") is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust comprises the Nuveen Arizona Municipal Bond Fund ("Arizona"), Nuveen Colorado Municipal Bond Fund ("Colorado") and Nuveen New Mexico Municipal Bond Fund ("New Mexico") (collectively, the "Funds"), among others. The Trust was organized as a Massachusetts business trust on July 1, 1996. The Funds were each organized as a series of predecessor trusts or corporations prior to that date.

The Funds seek to provide high tax-free income and preservation of capital through investments in diversified portfolios of quality municipal bonds.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States.

Securities Valuation
The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Trustees. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers, evaluations of anticipated cash flows or collateral and general market conditions. If it is determined that market prices for a security are unavailable or inappropriate, the Board of Trustees of the Funds, or its designee, may establish a fair value for the security. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at amortized cost, which approximates market value.

Securities Transactions
Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. Any securities so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At May 31, 2004, Colorado had outstanding when-issued and delayed delivery purchase commitments of $2,813,936. There were no such outstanding purchase commitments in Arizona or New Mexico.

Investment Income
Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis.

Professional Fees
Professional fees presented in the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment, or to pursue other claims or legal actions on behalf of the Fund's shareholders.

Dividends and Distributions to Shareholders
Tax-exempt net investment income is declared monthly as a dividend. Generally, payment is made or reinvestment is credited to shareholder accounts on the first business day after month-end. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States.

Income Taxes
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net investment income to its shareholders. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal and designated state income taxes, to retain such tax-exempt status when distributed to shareholders of the Funds. All monthly tax-exempt income dividends paid during the fiscal year ended May 31, 2004, have been designated Exempt Interest Dividends.

Flexible Sales Charge Program
Each Fund offers Class A, B, C and R Shares. Class A Shares are sold with a sales charge and incur a .20% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge ("CDSC") if redeemed within 18 months of purchase. Class B Shares are sold without a sales charge but incur a .75% annual 12b-1 distribution fee and a .20% annual 12b-1 service fee. An investor purchasing Class B Shares agrees to pay a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without a sales


----
24
charge but incur a .55% annual 12b-1 distribution fee and a .20% annual 12b-1 service fee. An investor purchasing Class C Shares agrees to pay a CDSC of 1% if Class C Shares are redeemed within one year of purchase. Class R Shares are not subject to any sales charge or 12b-1 distribution or service fees. Class R Shares are available only under limited circumstances.

Derivative Financial Instruments
The Funds may invest in certain derivative financial instruments including futures, forward, swap and option contracts, and other financial instruments with similar characteristics. Although the Funds are authorized to invest in such financial instruments, and may do so in the future, they did not make any such investments during the fiscal year ended May 31, 2004.

Expense Allocation
Expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution and service fees, are recorded to the specific class.

Custodian Fee Credit
Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.

Indemnifications
Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that provide general indemnifications to other parties. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred.

Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fund Shares

Transactions in Fund shares were as follows:

                                                                        Arizona
                                                  --------------------------------------------------
                                                         Year Ended                Year Ended
                                                           5/31/04                   5/31/03
                                                  ------------------------  ------------------------
                                                       Shares        Amount      Shares        Amount
-----------------------------------------------------------------------------------------------------
Shares sold:
  Class A                                            672,282  $  7,431,055     944,987  $ 10,574,127
  Class B                                             77,810       858,490     158,632     1,765,924
  Class C                                            151,108     1,654,278     261,865     2,907,794
  Class R                                             50,089       544,028     155,300     1,722,688
Shares issued to shareholders due to reinvestment
 of distributions:
  Class A                                            100,907     1,112,505     116,441     1,290,932
  Class B                                              4,525        49,800       6,258        69,245
  Class C                                             13,424       147,687      14,062       155,717
  Class R                                             46,954       516,904      54,692       605,647
-----------------------------------------------------------------------------------------------------
                                                   1,117,099    12,314,747   1,712,237    19,092,074
-----------------------------------------------------------------------------------------------------
Shares redeemed:
  Class A                                           (940,959)  (10,309,701)   (788,425)   (8,754,322)
  Class B                                           (102,560)   (1,122,300)   (116,929)   (1,293,237)
  Class C                                           (285,875)   (3,111,912)   (140,401)   (1,555,300)
  Class R                                           (293,232)   (3,198,528)   (130,594)   (1,445,533)
-----------------------------------------------------------------------------------------------------
                                                  (1,622,626)  (17,742,441) (1,176,349)  (13,048,392)
-----------------------------------------------------------------------------------------------------
Net increase (decrease)                             (505,527) $ (5,427,694)    535,888  $  6,043,682
-----------------------------------------------------------------------------------------------------


----
25

                                                                       Colorado
                                                     --------------------------------------------
                                                           Year Ended             Year Ended
                                                            5/31/04                5/31/03
                                                     ---------------------  ---------------------
                                                        Shares       Amount    Shares       Amount
--------------------------------------------------------------------------------------------------
Shares sold:
  Class A                                             306,120  $ 3,172,503   291,541  $ 3,013,307
  Class B                                              44,839      460,100    73,209      755,710
  Class C                                              67,994      697,147   275,966    2,833,489
  Class R                                               1,039       10,451     2,219       22,925
Shares issued to shareholders due to reinvestment of
 distributions:
  Class A                                              52,043      533,529    57,740      593,767
  Class B                                               8,270       84,814    10,315      106,168
  Class C                                              10,446      106,947     8,882       91,274
  Class R                                               3,122       31,971     3,572       36,740
--------------------------------------------------------------------------------------------------
                                                      493,873    5,097,462   723,444    7,453,380
--------------------------------------------------------------------------------------------------
Shares redeemed:
  Class A                                            (413,394)  (4,234,226) (453,321)  (4,641,622)
  Class B                                             (67,810)    (690,737)  (75,943)    (778,877)
  Class C                                            (203,204)  (2,065,146)  (38,333)    (391,317)
  Class R                                             (15,624)    (159,454)  (10,510)    (108,732)
--------------------------------------------------------------------------------------------------
                                                     (700,032)  (7,149,563) (578,107)  (5,920,548)
--------------------------------------------------------------------------------------------------
Net increase (decrease)                              (206,159) $(2,052,101)  145,337  $ 1,532,832
--------------------------------------------------------------------------------------------------

                                                                      New Mexico
                                                     --------------------------------------------
                                                           Year Ended             Year Ended
                                                            5/31/04                5/31/03
                                                     ---------------------  ---------------------
                                                        Shares       Amount    Shares       Amount
--------------------------------------------------------------------------------------------------
Shares sold:
  Class A                                             266,319  $ 2,762,369   364,598  $ 3,797,479
  Class B                                              71,583      752,894   196,384    2,049,981
  Class C                                             118,392    1,230,367   133,343    1,385,399
  Class R                                              12,078      122,984    12,069      125,420
Shares issued to shareholders due to reinvestment of
 distributions:
  Class A                                              74,479      772,559    81,462      847,749
  Class B                                              10,823      112,259     8,118       84,501
  Class C                                               9,047       93,858     7,334       76,355
  Class R                                               2,860       29,772     2,700       28,188
--------------------------------------------------------------------------------------------------
                                                      565,581    5,877,062   806,008    8,395,072
--------------------------------------------------------------------------------------------------
Shares redeemed:
  Class A                                            (642,554)  (6,595,077) (460,885)  (4,799,966)
  Class B                                            (127,183)  (1,316,991)  (86,142)    (895,787)
  Class C                                             (39,629)    (406,965)  (28,854)    (297,501)
  Class R                                                (158)      (1,687)       --           --
--------------------------------------------------------------------------------------------------
                                                     (809,524)  (8,320,720) (575,881)  (5,993,254)
--------------------------------------------------------------------------------------------------
Net increase (decrease)                              (243,943) $(2,443,658)  230,127  $ 2,401,818
--------------------------------------------------------------------------------------------------


----
26

3. Securities Transactions

Purchases and sales (including maturities) of investments in long-term municipal securities for the fiscal year ended May 31, 2004, were as follows:

                                     Arizona    Colorado  New Mexico
            --------------------------------------------------------
            Purchases            $10,948,719 $21,227,773 $11,221,704
            Sales and maturities  14,821,607  22,635,850  12,935,456
            --------------------------------------------------------

4. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing income on taxable market discount securities and timing differences in recognizing certain gains and losses on security transactions.

At May 31, 2004, the cost of investments were as follows:

                                    Arizona    Colorado  New Mexico
            -------------------------------------------------------
            Cost of investments $94,123,546 $40,714,020 $51,022,239
            -------------------------------------------------------

Gross unrealized appreciation and gross unrealized depreciation of investments at May 31, 2004, were as follows:

                                                Arizona     Colorado   New Mexico
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Gross unrealized:
  Appreciation                             $ 5,634,556  $ 1,842,023  $ 1,996,190
  Depreciation                              (1,452,565)    (446,062)    (717,981)
---------------------------------------------------------------------------------
Net unrealized appreciation of investments $ 4,181,991  $ 1,395,961  $ 1,278,209
---------------------------------------------------------------------------------

The tax components of undistributed net investment income and net realized gains at May 31, 2004, were as follows:

                                                Arizona Colorado New Mexico
     ----------------------------------------------------------------------
     ----------------------------------------------------------------------
     Undistributed net tax-exempt income       $238,948  $68,490   $147,164
     Undistributed net ordinary income*              --       --        801
     Undistributed net long-term capital gains       --       --         --
     ----------------------------------------------------------------------

*Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the fiscal years ended May 31, 2004 and May 31, 2003, was designated for purposes of the dividends paid deduction as follows:

2004                                              Arizona   Colorado New Mexico
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Distributions from net tax-exempt income       $4,660,464 $1,890,437 $2,401,262
Distributions from net ordinary income*                --         --         --
Distributions from net long-term capital gains         --         --         --
-------------------------------------------------------------------------------
2003                                              Arizona   Colorado New Mexico
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Distributions from net tax-exempt income       $4,949,553 $2,094,383 $2,528,559
Distributions from net ordinary income*            18,611         --      1,082
Distributions from net long-term capital gains    188,002         --         --
-------------------------------------------------------------------------------

*Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

At May 31, 2004, the Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

                                   Arizona   Colorado New Mexico
               -------------------------------------------------
               -------------------------------------------------
               Expiration Year:
                 2008           $       -- $  470,202 $  411,479
                 2009                   --    374,552    338,997
                 2010                   --     97,920         --
                 2011              101,993    220,293    309,022
                 2012              904,309    204,953    161,533
               -------------------------------------------------
               Total            $1,006,302 $1,367,920 $1,221,031
               -------------------------------------------------


----
27

5. Management Fee and Other Transactions with Affiliates

Under the Trust's investment management agreement with Nuveen Advisory Corp. (the "Adviser"), a wholly owned subsidiary of Nuveen Investments, Inc., each Fund pays an annual management fee, payable monthly, at the rates set forth below which are based upon the average daily net assets of each Fund as follows:

                 Average Daily Net Assets       Management Fee
                 ----------------------------------------------
                 For the first $125 million              .5500%
                 For the next $125 million               .5375
                 For the next $250 million               .5250
                 For the next $500 million               .5125
                 For the next $1 billion                 .5000
                 For the next $3 billion                 .4750
                 For net assets over $5 billion          .4500
                 ----------------------------------------------

The management fee compensates the Adviser for overall investment advisory and administrative services, and general office facilities. The Trust pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised Funds. Under the plan deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised Funds.

As approved by the Board of Trustees, a complex-wide fee schedule for all Funds managed by the Adviser and its affiliates will go into effect on August 1, 2004. The implementation of this complex-wide fee schedule is expected to result in a marginal immediate decrease in the rate at which management fees are to be paid by the Funds. As assets in the Nuveen Fund complex grow, the management fee rates to be paid by the Funds will decrease further. Under no circumstances will the complex-wide fee schedule result in an increase in the rate at which management fees would be paid by the Funds if the complex-wide fee schedule were implemented.

The Adviser may voluntarily reimburse expenses from time to time in any of the Funds. Voluntary reimbursements may be terminated at any time at the Adviser's discretion.

During the fiscal year ended May 31, 2004, Nuveen Investments, LLC (the "Distributor"), a wholly owned subsidiary of Nuveen Investments, Inc., collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to authorized dealers as follows:

                                              Arizona Colorado New Mexico
      -------------------------------------------------------------------
      Sales charges collected (unaudited)    $135,154  $42,866    $77,155
      Paid to authorized dealers (unaudited)  115,426   37,320     64,828
      -------------------------------------------------------------------

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

During the fiscal year ended May 31, 2004, the Distributor compensated authorized dealers directly with commission advances at the time of purchase as follows:

                                          Arizona Colorado New Mexico
          -----------------------------------------------------------
          Commission advances (unaudited) $36,119  $25,539    $43,738
          -----------------------------------------------------------

To compensate for commissions advanced to authorized dealers, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees collected on Class B Shares, and all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the fiscal year ended May 31, 2004, the Distributor retained such 12b-1 fees as follows:

                                          Arizona Colorado New Mexico
          -----------------------------------------------------------
          12b-1 fees retained (unaudited) $65,619  $55,781    $54,522
          -----------------------------------------------------------


----
28

The remaining 12b-1 fees charged to the Funds were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the fiscal year ended May 31, 2004, as follows:

                                                     Arizona Colorado New Mexico
--------------------------------------------------------------------------------
CDSC retained (unaudited)                            $18,905   $9,553    $30,925
--------------------------------------------------------------------------------

6. Subsequent Event - Distributions to Shareholders

The Funds declared dividend distributions from their tax-exempt net investment income which were paid on July 1, 2004, to shareholders of record on June 9, 2004, as follows:

                                                     Arizona Colorado New Mexico
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Dividend per share:
 Class A                                              $.0385   $.0340     $.0380
 Class B                                               .0315    .0280      .0315
 Class C                                               .0335    .0295      .0330
 Class R                                               .0400    .0360      .0395
--------------------------------------------------------------------------------



----
29

Financial Highlights

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
                             Investment Operations        Less Distributions
                          ---------------------------  -----------------------                     -------


ARIZONA


                                           Net
                                     Realized/
                                    Unrealized
                                Net    Invest-             Net                  Ending              Ending
               Beginning    Invest-       ment         Invest-                     Net                 Net
Year Ended           Net       ment       Gain            ment  Capital          Asset     Total    Assets
May 31,      Asset Value  Income(a)     (Loss)   Total  Income    Gains   Total  Value Return(b)     (000)
-----------------------------------------------------------------------------------------------------------
Class A (10/86)
   2004           $11.35       $.48      $(.61) $(.13)   $(.49)   $  --  $(.49) $10.73     (1.19)% $69,355
   2003            10.91        .51        .47    .98     (.52)    (.02)  (.54)  11.35      9.23    75,255
   2002            10.84        .53        .12    .65     (.53)    (.05)  (.58)  10.91      6.06    69,356
   2001            10.24        .54        .58   1.12     (.52)      --   (.52)  10.84     11.12    70,642
   2000            11.25        .52       (.94)  (.42)    (.52)    (.07)  (.59)  10.24     (3.75)   69,512
Class B (2/97)
   2004            11.33        .40       (.61)  (.21)    (.40)      --   (.40)  10.72     (1.85)    6,162
   2003            10.89        .42        .48    .90     (.44)    (.02)  (.46)  11.33      8.43     6,745
   2002            10.83        .45        .11    .56     (.45)    (.05)  (.50)  10.89      5.20     5,962
   2001            10.23        .46        .59   1.05     (.45)      --   (.45)  10.83     10.33     4,447
   2000            11.24        .44       (.94)  (.50)    (.44)    (.07)  (.51)  10.23     (4.48)    3,680
Class C (2/94)
   2004            11.33        .42       (.61)  (.19)    (.43)      --   (.43)  10.71     (1.73)    7,481
   2003            10.90        .45        .46    .91     (.46)    (.02)  (.48)  11.33      8.56     9,289
   2002            10.83        .47        .12    .59     (.47)    (.05)  (.52)  10.90      5.50     7,454
   2001            10.23        .48        .59   1.07     (.47)      --   (.47)  10.83     10.56     5,809
   2000            11.24        .46       (.94)  (.48)    (.46)    (.07)  (.53)  10.23     (4.28)    5,290
Class R (2/97)
   2004            11.33        .50       (.60)  (.10)    (.51)      --   (.51)  10.72      (.93)   16,198
   2003            10.90        .53        .47   1.00     (.55)    (.02)  (.57)  11.33      9.38    19,351
   2002            10.83        .56        .12    .68     (.56)    (.05)  (.61)  10.90      6.30    17,742
   2001            10.24        .56        .58   1.14     (.55)      --   (.55)  10.83     11.27    19,388
   2000            11.25        .54       (.94)  (.40)    (.54)    (.07)  (.61)  10.24     (3.53)   19,076
-----------------------------------------------------------------------------------------------------------

Class (Commencement Date)
                               Ratios/Supplemental Data
             -------------------------------------------------------------------
               Before Credit/         After          After Credit/
               Reimbursement     Reimbursement(c)   Reimbursement(d)
ARIZONA      -----------------  -----------------  -----------------
                         Ratio              Ratio              Ratio
                        of Net             of Net             of Net
                       Invest-            Invest-            Invest-
             Ratio of     ment  Ratio of     ment  Ratio of     ment
             Expenses   Income  Expenses   Income  Expenses   Income
                   to       to        to       to        to       to
              Average  Average   Average  Average   Average  Average  Portfolio
Year Ended        Net      Net       Net      Net       Net      Net   Turnover
May 31,        Assets   Assets    Assets   Assets    Assets   Assets       Rate
--------------------------------------------------------------------------------
Class A (10/86)
   2004           .94%    4.34%      .94%    4.34%      .93%    4.35%        10%
   2003           .92     4.56       .92     4.56       .91     4.57         14
   2002           .92     4.85       .92     4.85       .91     4.86         16
   2001           .95     5.02       .95     5.02       .94     5.03         21
   2000          1.10     4.85      1.06     4.89      1.06     4.90         41
Class B (2/97)
   2004          1.69     3.59      1.69     3.59      1.68     3.60         10
   2003          1.67     3.81      1.67     3.81      1.66     3.82         14
   2002          1.67     4.10      1.67     4.10      1.66     4.11         16
   2001          1.70     4.27      1.70     4.27      1.69     4.28         21
   2000          1.85     4.11      1.82     4.14      1.81     4.15         41
Class C (2/94)
   2004          1.49     3.80      1.49     3.80      1.48     3.80         10
   2003          1.47     4.01      1.47     4.01      1.46     4.02         14
   2002          1.46     4.30      1.46     4.30      1.46     4.31         16
   2001          1.50     4.47      1.50     4.47      1.49     4.48         21
   2000          1.65     4.31      1.61     4.34      1.60     4.35         41
Class R (2/97)
   2004           .74     4.55       .74     4.55       .73     4.55         10
   2003           .72     4.76       .72     4.76       .71     4.77         14
   2002           .72     5.05       .72     5.05       .71     5.06         16
   2001           .75     5.22       .75     5.22       .74     5.23         21
   2000           .91     5.06       .87     5.09       .87     5.10         41
--------------------------------------------------------------------------------

(a)Per share Net Investment Income is calculated using the average daily shares method.
(b)Total returns are calculated on net asset value without any sales charge and not annualized.
(c)After expense reimbursement from the Adviser, where applicable.
(d)After custodian fee credit and expense reimbursement, where applicable.

                                See accompanying notes to financial statements.

----
30

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
                             Investment Operations        Less Distributions
                          ---------------------------  -----------------------                     -------


COLORADO


                                           Net
                                     Realized/
                                    Unrealized
              Beginning         Net    Invest-             Net                  Ending              Ending
                    Net     Invest-       ment         Invest-                     Net                 Net
Year Ended        Asset        ment       Gain            ment  Capital          Asset     Total    Assets
May 31,           Value   Income(a)     (Loss)   Total  Income    Gains   Total  Value Return(b)     (000)
-----------------------------------------------------------------------------------------------------------
Class A (5/87)
   2004          $10.52        $.45     $ (.49) $(.04)   $(.45)   $  --  $(.45) $10.03      (.34)% $30,658
   2003           10.15         .48        .38    .86     (.49)      --   (.49)  10.52      8.70    32,732
   2002           10.02         .52        .13    .65     (.52)      --   (.52)  10.15      6.53    32,638
   2001            9.50         .52        .51   1.03     (.51)      --   (.51)  10.02     11.00    32,306
   2000           10.68         .49      (1.14)  (.65)    (.50)    (.03)  (.53)   9.50     (6.18)   32,448
Class B (2/97)
   2004           10.53         .37       (.48)  (.11)    (.38)      --   (.38)  10.04     (1.04)    5,867
   2003           10.16         .40        .39    .79     (.42)      --   (.42)  10.53      7.93     6,310
   2002           10.03         .44        .13    .57     (.44)      --   (.44)  10.16      5.78     6,014
   2001            9.52         .45        .50    .95     (.44)      --   (.44)  10.03     10.07     4,916
   2000           10.70         .42      (1.15)  (.73)    (.42)    (.03)  (.45)   9.52     (6.88)    4,533
Class C (2/97)
   2004           10.51         .39       (.48)  (.09)    (.40)      --   (.40)  10.02      (.87)    5,234
   2003           10.14         .42        .39    .81     (.44)      --   (.44)  10.51      8.14     6,801
   2002           10.01         .46        .13    .59     (.46)      --   (.46)  10.14      5.98     4,064
   2001            9.49         .47        .50    .97     (.45)      --   (.45)  10.01     10.41     2,995
   2000           10.67         .43      (1.14)  (.71)    (.44)    (.03)  (.47)   9.49     (6.73)    3,113
Class R (2/97)
   2004           10.52         .47       (.48)  (.01)    (.48)      --   (.48)  10.03      (.11)      647
   2003           10.16         .50        .38    .88     (.52)      --   (.52)  10.52      8.84       799
   2002           10.01         .54        .15    .69     (.54)      --   (.54)  10.16      6.98       819
   2001            9.50         .54        .50   1.04     (.53)      --   (.53)  10.01     11.10       746
   2000           10.69         .51      (1.15)  (.64)    (.52)    (.03)  (.55)   9.50     (6.08)    1,342
-----------------------------------------------------------------------------------------------------------

Class (Commencement Date)
                                Ratios/Supplemental Data
              -------------------------------------------------------------------
                Before Credit/         After          After Credit/
                Reimbursement     Reimbursement(c)   Reimbursement(d)
COLORADO      -----------------  -----------------  -----------------
                          Ratio              Ratio              Ratio
                         of Net             of Net             of Net
                        Invest-            Invest-            Invest-
              Ratio of     ment  Ratio of     ment  Ratio of     ment
              Expenses   Income  Expenses   Income  Expenses   Income
                    to       to        to       to        to       to
               Average  Average   Average  Average   Average  Average  Portfolio
Year Ended         Net      Net       Net      Net       Net      Net   Turnover
May 31,         Assets   Assets    Assets   Assets    Assets   Assets       Rate
---------------------------------------------------------------------------------
Class A (5/87)
   2004            .95%    4.34%      .95%    4.34%      .94%    4.35%        49%
   2003            .95     4.66       .95     4.66       .93     4.68         12
   2002            .96     5.05       .96     5.05       .94     5.06         28
   2001           1.00     5.28      1.00     5.28       .99     5.29         33
   2000           1.26     4.94      1.26     4.94      1.25     4.95         54
Class B (2/97)
   2004           1.70     3.59      1.70     3.59      1.69     3.60         49
   2003           1.70     3.92      1.70     3.92      1.68     3.93         12
   2002           1.70     4.29      1.70     4.29      1.69     4.31         28
   2001           1.75     4.53      1.75     4.53      1.74     4.54         33
   2000           2.04     4.19      2.04     4.19      2.03     4.20         54
Class C (2/97)
   2004           1.50     3.80      1.50     3.80      1.49     3.81         49
   2003           1.49     4.11      1.49     4.11      1.48     4.12         12
   2002           1.49     4.50      1.49     4.50      1.48     4.51         28
   2001           1.55     4.73      1.55     4.73      1.54     4.74         33
   2000           1.89     4.38      1.89     4.38      1.88     4.39         54
Class R (2/97)
   2004            .75     4.54       .75     4.54       .74     4.56         49
   2003            .75     4.87       .75     4.87       .74     4.88         12
   2002            .75     5.25       .75     5.25       .74     5.26         28
   2001            .81     5.47       .81     5.47       .80     5.48         33
   2000           1.11     5.16      1.11     5.16      1.10     5.17         54
---------------------------------------------------------------------------------

(a)Per share Net Investment Income is calculated using the average daily shares method.
(b)Total returns are calculated on net asset value without any sales charge and not annualized.
(c)After expense reimbursement from the Adviser, where applicable.
(d)After custodian fee credit and expense reimbursement, where applicable.

                                See accompanying notes to financial statements.

----
31

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
                             Investment Operations       Less Distributions
                          ---------------------------  ----------------------                     -------


NEW MEXICO


                                           Net
                                     Realized/
                                    Unrealized
              Beginning         Net    Invest-             Net                 Ending              Ending
                    Net     Invest-       ment         Invest-                    Net                 Net
Year Ended        Asset        ment       Gain            ment  Capital         Asset     Total    Assets
May 31,           Value   Income(a)     (Loss)   Total  Income    Gains  Total  Value Return(b)     (000)
----------------------------------------------------------------------------------------------------------
Class A (9/92)
   2004          $10.66        $.45      $(.58) $(.13)   $(.46)     $-- $(.46) $10.07     (1.28)% $41,789
   2003           10.27         .47        .40    .87     (.48)      --  (.48)  10.66      8.65    47,478
   2002           10.23         .49        .04    .53     (.49)      --  (.49)  10.27      5.22    45,882
   2001            9.66         .50        .56   1.06     (.49)      --  (.49)  10.23     11.11    46,358
   2000           10.58         .47       (.90)  (.43)    (.49)      --  (.49)   9.66     (4.09)   45,795
Class B (2/97)
   2004           10.66         .37       (.58)  (.21)    (.38)      --  (.38)  10.07     (2.02)    5,137
   2003           10.27         .39        .40    .79     (.40)      --  (.40)  10.66      7.84     5,919
   2002           10.23         .41        .04    .45     (.41)      --  (.41)  10.27      4.43     4,485
   2001            9.66         .42        .56    .98     (.41)      --  (.41)  10.23     10.26     3,393
   2000           10.57         .40       (.90)  (.50)    (.41)      --  (.41)   9.66     (4.75)    2,717
Class C (2/97)
   2004           10.67         .40       (.60)  (.20)    (.40)      --  (.40)  10.07     (1.94)    5,243
   2003           10.27         .41        .41    .82     (.42)      --  (.42)  10.67      8.13     4,615
   2002           10.23         .43        .04    .47     (.43)      --  (.43)  10.27      4.61     3,295
   2001            9.65         .44        .57   1.01     (.43)      --  (.43)  10.23     10.61     2,396
   2000           10.58         .42       (.92)  (.50)    (.43)      --  (.43)   9.65     (4.71)    2,321
Class R (2/97)
   2004           10.70         .47       (.59)  (.12)    (.47)      --  (.47)  10.11     (1.10)      836
   2003           10.30         .49        .41    .90     (.50)      --  (.50)  10.70      8.91       726
   2002           10.26         .51        .03    .54     (.50)      --  (.50)  10.30      5.39       547
   2001            9.68         .52        .56   1.08     (.50)      --  (.50)  10.26     11.39       520
   2000           10.60         .49       (.90)  (.41)    (.51)      --  (.51)   9.68     (3.89)      434
----------------------------------------------------------------------------------------------------------

Class (Commencement Date)
                                Ratios/Supplemental Data
              -------------------------------------------------------------------
                Before Credit/         After          After Credit/
                Reimbursement     Reimbursement(c)   Reimbursement(d)
NEW MEXICO    -----------------  -----------------  -----------------
                          Ratio              Ratio              Ratio
                         of Net             of Net             of Net
                        Invest-            Invest-            Invest-
              Ratio of     ment  Ratio of     ment  Ratio of     ment
              Expenses   Income  Expenses   Income  Expenses   Income
                    to       to        to       to        to       to
               Average  Average   Average  Average   Average  Average  Portfolio
Year Ended         Net      Net       Net      Net       Net      Net   Turnover
May 31,         Assets   Assets    Assets   Assets    Assets   Assets       Rate
---------------------------------------------------------------------------------
Class A (9/92)
   2004            .93%    4.36%      .93%    4.36%      .92%    4.36%        20%
   2003            .93     4.48       .93     4.48       .92     4.49          8
   2002            .95     4.76       .95     4.76       .94     4.77         22
   2001            .99     4.92       .99     4.92       .97     4.93         10
   2000           1.19     4.73      1.19     4.73      1.19     4.74         24
Class B (2/97)
   2004           1.68     3.61      1.68     3.61      1.67     3.61         20
   2003           1.68     3.73      1.68     3.73      1.66     3.74          8
   2002           1.70     4.01      1.70     4.01      1.69     4.02         22
   2001           1.73     4.17      1.73     4.17      1.72     4.18         10
   2000           1.97     3.98      1.97     3.98      1.96     3.98         24
Class C (2/97)
   2004           1.48     3.81      1.48     3.81      1.47     3.82         20
   2003           1.47     3.93      1.47     3.93      1.46     3.95          8
   2002           1.50     4.20      1.50     4.20      1.48     4.21         22
   2001           1.54     4.37      1.54     4.37      1.52     4.38         10
   2000           1.76     4.18      1.76     4.18      1.75     4.18         24
Class R (2/97)
   2004            .73     4.56       .73     4.56       .72     4.57         20
   2003            .73     4.68       .73     4.68       .71     4.69          8
   2002            .75     4.96       .75     4.96       .74     4.97         22
   2001            .79     5.12       .79     5.12       .77     5.13         10
   2000           1.01     4.91      1.01     4.91      1.00     4.91         24
---------------------------------------------------------------------------------

(a)Per share Net Investment Income is calculated using the average daily shares method.
(b)Total returns are calculated on net asset value without any sales charge and are not annualized.
(c)After expense reimbursement from the Adviser, where applicable.
(d)After custodian fee credit and expense reimbursement, where applicable.

                                See accompanying notes to financial statements.

----
32

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Nuveen Multistate Trust I:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nuveen Arizona Municipal Bond Fund, Nuveen Colorado Municipal Bond Fund and Nuveen New Mexico Municipal Bond Fund (each a series of the Nuveen Multistate Trust I, hereafter referred to as the "Funds") at May 31, 2004, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years then ended and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights of the Funds for the periods ended May 31, 2001 and prior were audited by other independent auditors who have ceased operations. Those independent auditors expressed an unqualified opinion in the report dated July 11, 2001.

PRICEWATERHOUSECOOPERS LLP

Chicago, IL
July 16, 2004


----
33

                                     Notes

--------------------------------------------------------------------------------
34

                                     Notes

--------------------------------------------------------------------------------
35

                                     Notes

--------------------------------------------------------------------------------
36

Trustees and Officers
================================================================================

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of trustees of the Funds is currently set at seven. None of the trustees who are not "interested" persons of the Funds has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

The Funds' Statement of Additional Information ("SAI") includes more information about the Trustees. To request a free copy, call Nuveen Investments at (800) 257-8787.

                                                                                                         Number of
                                                                                                       Portfolios in
Name,                       Position(s)      Year First  Principal Occupation(s)                       Fund Complex
Birthdate                   Held with        Elected or  Including other Directorships                  Overseen by
and Address                 the Funds       Appointed(2) During Past 5 Years                              Trustee
--------------------------------------------------------------------------------------------------------------------

Trustee who is an interested person of the Funds:


--------------------------------------------------------------------------------------------------------------------
Timothy R. Schwertfeger (1) Chairman of the     1994     Chairman and Director (since 1996) of Nuveen       144
3/28/49                     Board and                    Investments, Inc. and Nuveen Investments,
333 W. Wacker Drive         Trustee                      LLC; Director (since 1992) and Chairman
Chicago, IL 60606                                        (since 1996) of Nuveen Advisory Corp. and
                                                         Nuveen Institutional Advisory Corp.;
                                                         Chairman and Director (since 1997) of Nuveen
                                                         Asset Management, Inc.; Director (since
                                                         1996) of Institutional Capital Corporation;
                                                         Chairman and Director (since 1999) of
                                                         Rittenhouse Asset Management, Inc.; Chairman
                                                         of Nuveen Investments Advisers Inc. (since
                                                         2002).

Trustees who are not interested persons of the Funds:


--------------------------------------------------------------------------------------------------------------------
Robert P. Bremner           Trustee             1997     Private Investor and Management Consultant.        144
8/22/40
333 W. Wacker Drive
Chicago, IL 60606


--------------------------------------------------------------------------------------------------------------------
Lawrence H. Brown           Trustee             1993     Retired (1989) as Senior Vice President of         144
7/29/34                                                  The Northern Trust Company; Director,
333 W. Wacker Drive                                      Community Advisory Board for Highland Park
Chicago, IL 60606                                        and Highwood, United Way of the North Shore
                                                         (since 2002).


--------------------------------------------------------------------------------------------------------------------
Jack B. Evans               Trustee             1999     President, The Hall-Perrine Foundation, a          144
10/22/48                                                 private philanthropic corporation (since
333 W. Wacker Drive                                      1996); Director, Alliant Energy; Director
Chicago, IL 60606                                        and Vice Chairman, United Fire & Casualty
                                                         Company; formerly Director, Federal Reserve
                                                         Bank of Chicago; formerly, President and
                                                         Chief Operating Officer, SCI Financial
                                                         Group, Inc., a regional financial services
                                                         firm.


--------------------------------------------------------------------------------------------------------------------
William C. Hunter           Trustee             2004     Dean and Distinguished Professor of Finance,       144
3/6/48                                                   School of Business at the University of
333 W. Wacker Drive                                      Connecticut; previously Senior Vice
Chicago, IL 60606                                        President and Director of Research at the
                                                         Federal Reserve Bank of Chicago (1995-2003);
                                                         Director, Credit Research Center at
                                                         Georgetown University; Director of Xerox
                                                         Corporation (since 2004).


--------------------------------------------------------------------------------------------------------------------
William J. Schneider        Trustee             1997     Senior Partner and Chief Operating Officer,        144
9/24/44                                                  Miller-Valentine Group, Vice President,
333 W. Wacker Drive                                      Miller-Valentine Realty, a construction
Chicago, IL 60606                                        company; Chair, Miami Valley Hospital;
                                                         Chair, Dayton Development Coalition;
                                                         formerly, Member, Community Advisory Board,
                                                         National City Bank, Dayton, Ohio and
                                                         Business Advisory Council, Cleveland Federal
                                                         Reserve Bank.


--------------------------------------------------------------------------------------------------------------------
Judith M. Stockdale         Trustee             1997     Executive Director, Gaylord and Dorothy            144
12/29/47                                                 Donnelley Foundation (since 1994); prior
333 W. Wacker Drive                                      thereto, Executive Director, Great Lakes
Chicago, IL 60606                                        Protection Fund (from 1990 to 1994).

----
37

================================================================================

                                                                                                   Number of
                                                                                                 Portfolios in
Name,                  Position(s)     Year First                                                Fund Complex
Birthdate              Held with       Elected or  Principal Occupation(s)                        Overseen by
and Address            the Funds      Appointed(3) During Past 5 Years                              Officer
--------------------------------------------------------------------------------------------------------------

Officers of the Funds:


--------------------------------------------------------------------------------------------------------------
Gifford R. Zimmerman   Chief              1988     Managing Director (since 2002), Assistant          144
9/9/56                 Administrative              Secretary and Associate General Counsel,
333 W. Wacker Drive    Officer                     formerly, Vice President and Assistant
Chicago, IL 60606                                  General Counsel of Nuveen Investments, LLC;
                                                   Managing Director (since 2002), General
                                                   Counsel and Assistant Secretary, formerly,
                                                   Vice President of Nuveen Advisory Corp. and
                                                   Nuveen Institutional Advisory Corp.;
                                                   Managing Director (since 2002), Assistant
                                                   Secretary and Associate General Counsel,
                                                   formerly, Vice President (since 2000), of
                                                   Nuveen Asset Management, Inc. Assistant
                                                   Secretary of Nuveen Investments, Inc. (since
                                                   1994); Assistant Secretary of NWQ Investment
                                                   Management Company, LLC (since 2002); Vice
                                                   President and Assistant Secretary of Nuveen
                                                   Investments Advisers Inc. (since 2002);
                                                   Managing Director, Associate General Counsel
                                                   and Assistant Secretary of Rittenhouse Asset
                                                   Management, Inc. (since 2003); Chartered
                                                   Financial Analyst.


--------------------------------------------------------------------------------------------------------------
Michael T. Atkinson    Vice President     2000     Vice President (since 2002), formerly,             144
2/3/66                 and Assistant               Assistant Vice President (since 2000),
333 W. Wacker Drive    Secretary                   previously, Associate of Nuveen Investments,
Chicago, IL 60606                                  LLC.


--------------------------------------------------------------------------------------------------------------
Paul L. Brennan        Vice President     1999     Vice President (since 2002), formerly,             128
11/10/66                                           Assistant Vice President (since 1997), of
333 W. Wacker Drive                                Nuveen Advisory Corp.; prior thereto,
Chicago, IL 60606                                  portfolio manager of Flagship Financial
                                                   Inc.; Chartered Financial Analyst and
                                                   Certified Public Accountant.


--------------------------------------------------------------------------------------------------------------
Peter H. D'Arrigo      Vice President     1999     Vice President of Nuveen Investments, LLC          144
11/28/67               and Treasurer               (since 1999), prior thereto, Assistant Vice
333 W. Wacker Drive                                President (since 1997); Vice President and
Chicago, IL 60606                                  Treasurer of Nuveen Investments, Inc. (since
                                                   1999); Vice President and Treasurer of
                                                   Nuveen Advisory Corp. and Nuveen
                                                   Institutional Advisory Corp (since 1999);
                                                   Vice President and Treasurer of Nuveen Asset
                                                   Management, Inc. (since 2002) and of Nuveen
                                                   Investments Advisers Inc. (since 2002);
                                                   Assistant Treasurer of NWQ Investment
                                                   Management Company, LLC (since 2002); Vice
                                                   President and Treasurer of Nuveen
                                                   Rittenhouse Asset Management, Inc. (since
                                                   2003); Chartered Financial Analyst.


--------------------------------------------------------------------------------------------------------------
Jessica R. Droeger     Vice President     2000     Vice President (since 2002) and Assistant          144
9/24/64                and Secretary               General Counsel (since 1998); formerly,
333 W. Wacker Drive                                Assistant Vice President (since 1998) of
Chicago, IL 60606                                  Nuveen Investments, LLC; Vice President
                                                   (since 2002) and Assistant Secretary (since
                                                   1998), formerly Assistant Vice President of
                                                   Nuveen Advisory Corp. and Nuveen
                                                   Institutional Advisory Corp.


--------------------------------------------------------------------------------------------------------------
Lorna C. Ferguson      Vice President     1998     Managing Director (since 2004) formerly,           144
10/24/45                                           Vice President of Nuveen Investments, LLC;
333 W. Wacker Drive                                Managing Director (since 2004) formerly,
Chicago, IL 60606                                  Vice President (since 1998) of Nuveen
                                                   Advisory Corp. and Nuveen Institutional
                                                   Advisory Corp.

----
38

                                                                                                  Number of
                                                                                                Portfolios in
Name,                 Position(s)     Year First                                                Fund Complex
Birthdate             Held with       Elected or  Principal Occupation(s)                        Overseen by
and Address           the Funds      Appointed(3) During Past 5 Years                              Officer
-------------------------------------------------------------------------------------------------------------
William M. Fitzgerald Vice President     1995     Managing Director (since 2002) of Nuveen           144
3/2/64                                            Investments, LLC; Managing Director (since
333 W. Wacker Drive                               2001), formerly Vice President of Nuveen
Chicago, IL 60606                                 Advisory Corp. and Nuveen Institutional
                                                  Advisory Corp. (since 1995); Managing
                                                  Director of Nuveen Asset Management, Inc.
                                                  (since 2001); Vice President of Nuveen
                                                  Investment Advisers Inc. (since 2002);
                                                  Chartered Financial Analyst.


-------------------------------------------------------------------------------------------------------------
Stephen D. Foy        Vice President     1998     Vice President (since 1993) and Funds              144
5/31/54               and Controller              Controller (since 1998) of Nuveen
333 W. Wacker Drive                               Investments, LLC and Vice President and
Chicago, IL 60606                                 Funds Controller (since 1998) of Nuveen
                                                  Investments, Inc.; Certified Public
                                                  Accountant.


-------------------------------------------------------------------------------------------------------------
J. Thomas Futrell     Vice President     1988     Vice President of Nuveen Advisory Corp.;           128
7/5/55                                            Chartered Financial Analyst.
333 W. Wacker Drive
Chicago, IL 60606


-------------------------------------------------------------------------------------------------------------
Steven J. Krupa       Vice President     1990     Vice President of Nuveen Advisory Corp.            128
8/21/57
333 W. Wacker Drive
Chicago, IL 60606


-------------------------------------------------------------------------------------------------------------
David J. Lamb         Vice President     2000     Vice President (since 2000) of Nuveen              144
3/22/63                                           Investments, LLC, previously Assistant Vice
333 W. Wacker Drive                               President (since 1999); prior thereto,
Chicago, IL 60606                                 Associate of Nuveen Investments, LLC;
                                                  Certified Public Accountant.


-------------------------------------------------------------------------------------------------------------
Tina M. Lazar         Vice President     2002     Vice President (since 1999), previously,           144
8/27/61                                           Assistant Vice President (since 1993) of
333 W. Wacker Drive                               Nuveen Investments, LLC.
Chicago, IL 60606


-------------------------------------------------------------------------------------------------------------
Larry W. Martin       Vice President     1988     Vice President, Assistant Secretary and            144
7/27/51               and Assistant               Assistant General Counsel of Nuveen
333 W. Wacker Drive   Secretary                   Investments, LLC; Vice President and
Chicago, IL 60606                                 Assistant Secretary of Nuveen Advisory Corp.
                                                  and Nuveen Institutional Advisory Corp.;
                                                  Assistant Secretary of Nuveen Investments,
                                                  Inc. and (since 1997) Nuveen Asset
                                                  Management, Inc.; Vice President (since
                                                  2000), Assistant Secretary and Assistant
                                                  General Counsel (since 1998) of Rittenhouse
                                                  Asset Management, Inc.; Vice President and
                                                  Assistant Secretary of Nuveen Investments
                                                  Advisers Inc. (since 2002); Assistant
                                                  Secretary of NWQ Investment Management
                                                  Company, LLC (since 2002).


-------------------------------------------------------------------------------------------------------------
John V. Miller        Vice President     2003     Vice President (since 2003) previously,            128
4/10/67                                           Assistant Vice President (since 1999), prior
333 W. Wacker Drive                               thereto, credit analyst (since 1996) of
Chicago, IL 60606                                 Nuveen Advisory Corp.; Chartered Financial
                                                  Analyst.


-------------------------------------------------------------------------------------------------------------
Edward F. Neild, IV   Vice President     1996     Managing Director (since 2002) of Nuveen           144
7/7/65                                            Investments, LLC; Managing Director (since
333 W. Wacker Drive                               1997), formerly Vice President (since 1996)
Chicago, IL 60606                                 of Nuveen Advisory Corp. and Nuveen
                                                  Institutional Advisory Corp.; Managing
                                                  Director of Nuveen Asset Management, Inc.
                                                  (since 1999). Chartered Financial Analyst.

----
39

================================================================================

                                                                                                Number of
                                                                                              Portfolios in
Name,               Position(s)     Year First                                                Fund Complex
Birthdate           Held with       Elected or  Principal Occupation(s)                        Overseen by
and Address         the Funds      Appointed(3) During Past 5 Years                              Officer
-----------------------------------------------------------------------------------------------------------
Daniel S. Solender  Vice President     2003     Vice President of Nuveen Advisory Corp.            128
10/27/65                                        (since 2003); previously, Principal and
333 W. Wacker Drive                             portfolio manager with The Vanguard Group
Chicago, IL 60606                               (1999-2003); prior thereto, Assistant Vice
                                                President of the Nuveen Advisory Corp.;
                                                Chartered Financial Analyst.


-----------------------------------------------------------------------------------------------------------
Thomas C. Spalding  Vice President     1982     Vice President of Nuveen Advisory Corp. and        128
7/31/51                                         Nuveen Institutional Advisory Corp.;
333 W. Wacker Drive                             Chartered Financial Analyst.
Chicago, IL 60606



(1)Mr. Schwertfeger is an "interested person" of the Funds, as defined in the Investment Company Act of 1940, because he is an officer and trustee of the Adviser.
(2)Trustees serve an indefinite term until his/her successor is elected. The year first elected or appointed represents the year in which the Trustee was first elected or appointed to any fund in the Nuveen Complex.
(3)Officers serve one year terms through July of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

----
40

--------------------------------------------------------------------------------
  Fund Information
================================================================================


   Fund Manager          Legal Counsel              Transfer Agent and
   Nuveen Advisory Corp. Chapman and Cutler LLP     Shareholder Services
   333 West Wacker Drive Chicago, IL                Boston Financial
   Chicago, IL 60606                                Data Services, Inc.
                         Independent Registered     Nuveen Investor Services
                         Public Accounting Firm     P.O. Box 8530
                         PricewaterhouseCoopers LLP Boston, MA 02266-8530
                         Chicago, IL                (800) 257-8787

                         Custodian
                         State Street Bank & Trust
                         Boston, MA

================================================================================

Glossary of Terms Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return (including change in NAV and reinvested dividends) that would have been necessary on an annual basis to equal the investment's actual performance over the time period being considered.

Average Effective Maturity: The average of all the maturities of the bonds in a fund's portfolio, computed by weighting each maturity date (the date the security comes due) by the market value of the security. This figure does not account for the likelihood of prepayments or the exercise of call provisions.

Duration: Duration is a measure of a bond or bond fund's sensitivity to changes in interest rates. Generally, the longer a bond or fund's duration, the more the price of the bond or fund will change as interest rates change.

Market Yield (also known as Dividend Yield or Current Yield): An investment's current annualized dividend divided by its current offering price.

Net Asset Value (NAV): A fund's NAV is the dollar value of one share in the fund. It is calculated by subtracting the liabilities of the fund from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.

SEC Yield: A standardized measure of a fund's yield that accounts for the future amortization of premiums or discounts of bonds held in the fund's portfolio.

Taxable-Equivalent Yield: The yield necessary from a fully taxable investment to equal, on an after-tax basis, the yield of a municipal bond investment.



================================================================================

Proxy Voting Policies and Procedures: A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling Nuveen Investments at (800) 257-8787; and (ii) on the Commission's website at http://www.sec.gov.
================================================================================

NASD Regulation, Inc. provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of NASD members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.nasdr.com. NASD Regulation, Inc. also provides an investor brochure that includes information describing the Public Disclosure Program.

----
41

                          Serving

            Investors

                                  for Generations
--------------------------------------------------------------------------------

                                  Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions. For the past century, Nuveen Investments has adhered to the belief that the best approach to investing is to apply conservative risk-management principles to help minimize volatility.

                                  Managing $102 billion in assets, Nuveen
                                  Investments provides high-quality investment services that contribute to the building of well diversified investment portfolios. The Company serves institutional clients, financial advisors and high-net-worth investors. The firm's asset management capabilities are marketed through four distinct brands, each with an independent investment team and area of expertise; Nuveen, focused on fixed-income investments; NWQ, specializing in value-style equities; Rittenhouse, dedicated to conservative growth-style equities; and Symphony, with expertise in alternative investment portfolios.

                                  To learn more about the products and services Nuveen Investments offers, talk to your financial advisor, or call us at (800) 257-8787.




Distributed by

Nuveen Investments, LLC 333 West Wacker Drive Chicago, Illinois 60606 www.nuveen.com

MAN-MS2-0504D

--------------------------------------------------------------------------------

Nuveen Investments
Municipal Bond Funds
--------------------------------------------------------------------------------
                                               Annual Report dated May 31, 2004
                                             -----------------------------------

Dependable, tax-free income because it's not what you earn, it's what you keep.(R)

[PHOTO]



Nuveen Florida Municipal Bond Fund

[LOGO] Nuveen Investments

--
  FASTER INFORMATION

      RECEIVE YOUR

         NUVEEN INVESTMENTS FUND REPORT

-----------
            ELECTRONICALLY


By registering for electronic delivery, you will receive an e-mail as soon as your Nuveen Investments Fund information is available. Click on the link and you will be taken directly to the report. Your Fund report can be viewed and saved on your computer. Your report will arrive faster via e-mail than by traditional mail.

Registering is easy and only takes a few minutes
(see instructions at right).

 SOME COMMON CONCERNS:
                                          Will my e-mail address be distributed
                                                            to other companies?
                 No, your e-mail address is
                 strictly confidential and will not be used for anything other than notification of shareholder information.

                                                               What if I change
                                                               my mind and want
                                                            to receive investor
                                                              materials through
                                                                   regular mail
                                                                delivery again?
                 If you decide you do not
                 like receiving your reports electronically, it's a simple process to go back to regular mail delivery.

If your Nuveen Investments Fund dividends and statements

COME FROM YOUR FINANCIAL ADVISOR OR BROKERAGE ACCOUNT,

follow the steps
outlined below:

1 Go to www.investordelivery.com and follow the simple instructions, using the address sheet that accompanied this report as a guide.

2 You'll be taken to a page with several options. Select the New
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3 Click Submit. Confirm the information you just entered is correct, then click
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4 You should get a confirmation e-mail within 24 hours. If you do not, go back through these steps to make sure all the information is correct.

5 Use this same process if you need to change your registration information or cancel internet viewing.

If your Nuveen Investments Fund dividends and statements

COME DIRECTLY TO YOU FROM NUVEEN INVESTMENTS,

follow the steps
outlined below:

1 Go to www.nuveen.com

2 Select Access Your Account.
  Select the E-Report Enrollment section. Click on Enrollment Today.

3 You'll be taken to a screen that asks for your Social Security number and e-mail address. Fill in this information, then click Enroll.

4 You should get a confirmation e-mail within 24 hours. If you do not, go back
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5 Use this same process if you need to change your registration information or
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                                                  ------------------------------
  Must be preceded by or accompanied by a prospectus.
                            NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

Dear Shareholder,

Once again, I am pleased to report that over the most recent reporting period your Fund continued to provide you with attractive tax-free monthly income. For more specific information about the performance of your Fund, please see the Portfolio Manager's Comments and Fund Spotlight sections of this report.

With interest rates near historically low levels, many have begun to wonder whether interest rates will rise, and whether that possibility should cause them to adjust their holdings of fixed-income investments. No one knows what the future will bring, which is why we think a well-balanced portfolio that is structured and carefully monitored with the help of an investment professional is an important component in achieving your long-term financial goals. A well-diversified portfolio may actually help to reduce your overall investment risk, and we believe that municipal bond investments like your Nuveen Investments Fund can be important building blocks in a portfolio crafted to perform well through a variety of market conditions.

I'd also like to direct your attention to the inside front cover of this report, which explains the quick and easy process to begin receiving Fund reports like this via e-mail and the internet. Thousands of Nuveen Investments Fund shareholders already have signed-up, and they are getting their Fund information faster and helping to lower Fund expenses. I urge you to consider joining them.

Since 1898, Nuveen Investments has offered financial products and solutions that incorporate careful research, diversification, and the application of conservative risk-management principles. We are grateful that you have chosen us as a partner as you pursue your financial goals. We look forward to continuing to earn your trust in the months and years ahead.

Sincerely,
/s/ Timothy R. Schwertfeger
Timothy R. Schwertfeger
Chairman of the Board

July 15, 2004

[PHOTO]

Timothy R. Schwertfeger

                                 "No one knows
                                what the future
                               will bring, which
                                is why we think
                                a well-balanced
                               portfolio. . . is
                                 an important
                                 component in
                                achieving your
                                   long-term
                               financial goals."


                             Annual Report  Page 1

  Portfolio Manager's Comments

  Portfolio manager Dan Solender examines economic and market conditions, key investment strategies, and the performance of the Nuveen Florida Municipal Bond Fund. Dan, who has 17 years of investment experience, has managed the Fund since 2003.

--------------------------------------------------------------------------------

What factors had the greatest influence on the United States economy and the municipal market during the 12-month reporting period ended May 31, 2004?

While interest rates fluctuated over the 12-month period in response to changing investor perceptions about future economic growth, bond yields generally remained at comparatively low historical levels. When this reporting period began, most measures showed that the U.S. economic growth rate was still relatively sluggish. A growing amount of data, however, suggested that conditions were likely to improve later in 2003. Indeed, during the third quarter of last year, the U.S. gross domestic product grew at an annualized rate of 8.2 percent, more than double the second quarter's performance and the fastest annualized quarterly growth rate in nearly 20 years. Although this rapid pace was not considered sustainable, the economy continued to turn in steady performance for the rest of the 12-month reporting period, expanding by an annualized 4.1 percent in the fourth quarter of 2003 and an annualized 3.9 percent in the first three months of 2004.

Continued low interest rates were a major reason for the strong pace of economic growth. When the reporting period began, short-term rates were at their lowest levels in more than four decades. In June 2003, the Federal Reserve Board cut short-term rates even further, providing a very favorable backdrop for the fixed-income markets. Conditions for bonds were especially positive in the immediate aftermath of this rate cut, with long-term yields generally falling and prices rising accordingly (bond yields and prices move in opposite directions). In particular, as investors became more confident in the sustainability of the economic recovery, many looked to higher-yielding bonds because of the income they provided against a backdrop of historically low interest rates.

In July and August 2003, amid growing evidence of economic recovery, fears of inflation and rising interest rates led to a period of rapidly rising bond yields. However, this spike in yields turned out to be short lived, as surprisingly weak employment data suggested the economy was still vulnerable and a significant increase in the rate of inflation failed to materialize. In September 2003, bond yields started a generally steady decline that lasted until March 2004. In the last months of this reporting period, as unmistakable signs of rising prices surfaced, investors became convinced that a near-term hike in short-term rates was coming from the Fed and sent long-term bond yields to their highest levels of the 12-month period.

For the first several months of the reporting period, new municipal bond supply was substantial, as issuers took advantage of historically low rates to refinance debt. Beginning in the summer of 2003, however, less attractive yields led to a decline in municipal issuance. This decline persisted into the first five months of 2004, during which the supply of new bonds was just $148 billion nationwide, a 6 percent decline compared to the same time period in 2003. The fall in new issuance was even more pronounced in Florida as the supply of new bonds declined almost 50 percent during the same time span.

How did the Fund perform during the 12 months ended May 31, 2004?

The chart on the next page provides performance information for the Nuveen Florida Municipal Bond Fund (Class A shares at net asset value) for the 12 months ending May 31, 2004, as well as for other historical periods.

--------------------------------------------------------------------------------
The views expressed reflect those of the portfolio manager and are subject to change at any time, based on market and other conditions.

                             Annual Report  Page 2

Class A Shares-
Average Annual Total Returns on NAV as of 5/31/04
--------------------------------------------------------------------------------

                                          1-Year 5-Year 10-Year
                                          ---------------------
                Nuveen Florida Municipal
                  Bond Fund               -0.12%  3.80%   5.04%
                Lipper Florida Municipal
                  Debt Funds category
                  average/1/              -0.65%  4.21%   5.47%
                Lehman Brothers
                  Municipal Bond Index/2/ -0.04%  5.49%   6.33%
                -----------------------------------------------

Performance quoted represents past performance which is no guarantee of future results. Current performance may be lower or higher than the performance shown. Total Returns at NAV do not reflect the imposition of the maximum sales charge which would reduce returns.

The Fund's performance is also compared with the national Lehman Brothers Municipal Bond Index, as well as with the Lipper Florida Municipal Debt Funds category average. The reasons for the Fund's variance from the the national Lehman Brothers Index and Lipper Florida Municipal Debt Funds category are discussed later in the report. While we believe that comparing the performance of a state Fund with that of a national municipal index may offer some insights into how the Fund performed relative to the general municipal market, we also think that closely comparing the results of state funds with a national average is difficult since most of the national index's results come from out-of- state bonds.

The Fund seeks to pay dividends at a rate that reflects the past and projected performance of the Fund. To permit a Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If the Fund has cumulatively earned more than it has paid in dividends, it will hold the excess in reserve as undistributed net investment income
(UNII) as part of the Fund's net asset value. Conversely, if the Fund has cumulatively paid in dividends more than it has earned, the excess will constitute a negative UNII which will likewise be reflected in the Fund's net asset value. Each Fund will, over time, pay all its net investment income as dividends to shareholders. As of May 31, 2004, the Nuveen Florida Municipal Bond Fund had negative UNII.

What strategies were used to manage the Fund during the 12 months ended May 31, 2004, and how did these strategies influence performance during the period?

At the end of the reporting period, Florida maintained credit ratings of Aa2 and AA+ from Moody's and Standard & Poor's, respectively. The state had a relatively healthy economy throughout the 12 months, benefiting from strong performance in business and financial services, tourism and healthcare. Also contributing to the economy's growth was a solid housing market. In May 2004, Florida's unemployment rate stood at 4.5 percent, below the national average of
5.6 percent. Unlike in many other states, Florida's revenue base, dominated by sales taxes, continued to perform well throughout the national recession. In November 2003, however, the state's voters approved two expensive education measures that, if budgets are to remain in balance, may lead to new taxes or an eventual revision to the state constitution.

The Nuveen Florida Municipal Bond Fund outperformed its peer group as measured by the Lipper Florida Municipal Bond Funds category average and slightly underperformed the national Lehman Brothers Municipal Bond Index. The Fund's larger-than-average exposure to BBB-rated and nonrated bonds, representing 28 percent of the portfolio on May 31, 2004, was a positive influence


================================================================================

1The Lipper Florida Municipal Debt Funds category average shown represents the average annualized total return for all reporting funds for the periods ended May 31, 2004. The Lipper Florida Municipal Debt Funds category contained 62, 60 and 36 funds for the respective one-, five- and ten-year periods ended May 31, 2004. The returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charges.
2The Lehman Brothers Municipal Bond Index is an unmanaged index composed of a broad range of investment-grade municipal bonds and does not reflect any initial or ongoing expenses. You cannot invest directly in an index.

                             Annual Report  Page 3
on performance in a market environment in which such low investment grade bonds generally did very well.

Even as the Fund's exposure to these lower-rated securities helped performance, we looked when appropriate to reduce our exposure to this area of the market. This approach, which added to the Fund's diversification and improved its average credit quality, was ongoing as the period came to a close. With the proceeds of bond sales, we looked to purchase higher-quality securities in the long- intermediate portion of the yield curve, specifically, its 15- to 20-year portion, which we believed offered the Fund's shareholders the best total-return potential relative to the risk involved. We also looked to sell some of the Fund's longer bonds, which, owing to their distant maturity dates, were more vulnerable to rising interest rates.


--------------------------------------------------------------------------------



                                     [CHART]

                       Nuveen Florida Municipal Bond Fund
                     Growth of an Assumed $10,000 Investment

              Lehman Brothers         Nuveen Florida       Nuveen Florida
              Municipal Bond          Municipal Bond       Municipal Bond
                   Index                Fund (NAV)        Fund (Offer Price)
              ----------------        --------------      -----------------
   5/31/94       $10,000                  $10,000              $ 9,580
   6/30/94         9,938                    9,931                9,514
   7/31/94        10,121                   10,096                9,672
   8/31/94        10,156                   10,096                9,672
   9/30/94        10,007                    9,977                9,558
  10/31/94         9,829                    9,800                9,389
  11/30/94         9,651                    9,601                9,198
  12/31/94         9,864                    9,899                9,483
   1/31/95        10,145                   10,198                9,769
   2/28/95        10,440                   10,433                9,995
   3/31/95        10,560                   10,503               10,062
   4/30/95        10,573                   10,501               10,060
   5/31/95        10,910                   10,846               10,390
   6/30/95        10,815                   10,731               10,280
   7/31/95        10,917                   10,781               10,328
   8/31/95        11,056                   10,904               10,446
   9/30/95        11,126                   10,984               10,522
  10/31/95        11,288                   11,148               10,680
  11/30/95        11,475                   11,376               10,898
  12/31/95        11,585                   11,520               11,036
   1/31/96        11,673                   11,571               11,085
   2/29/96        11,594                   11,470               10,988
   3/31/96        11,446                   11,245               10,773
   4/30/96        11,413                   11,178               10,708
   5/31/96        11,409                   11,187               10,717
   6/30/96        11,533                   11,280               10,806
   7/31/96        11,638                   11,374               10,897
   8/31/96        11,635                   11,351               10,874
   9/30/96        11,797                   11,532               11,048
  10/31/96        11,931                   11,672               11,182
  11/30/96        12,149                   11,876               11,377
  12/31/96        12,098                   11,818               11,321
   1/31/97        12,121                   11,817               11,320
   2/28/97        12,232                   11,912               11,412
   3/31/97        12,069                   11,762               11,268
   4/30/97        12,170                   11,870               11,372
   5/31/97        12,353                   12,035               11,530
   6/30/97        12,485                   12,144               11,634
   7/31/97        12,831                   12,481               11,957
   8/31/97        12,710                   12,363               11,844
   9/30/97        12,861                   12,496               11,971
  10/31/97        12,944                   12,584               12,055
  11/30/97        13,020                   12,649               12,118
  12/31/97        13,210                   12,820               12,282
   1/31/98        13,346                   12,933               12,390
   2/28/98        13,350                   12,928               12,385
   3/31/98        13,362                   12,959               12,414
   4/30/98        13,302                   12,895               12,354
   5/31/98        13,512                   13,081               12,531
   6/30/98        13,566                   13,136               12,584
   7/31/98        13,600                   13,179               12,626
   8/31/98        13,810                   13,343               12,782
   9/30/98        13,982                   13,471               12,905
  10/31/98        13,982                   13,453               12,888
  11/30/98        14,031                   13,522               12,954
  12/31/98        14,066                   13,530               12,962
   1/31/99        14,233                   13,660               13,086
   2/28/99        14,171                   13,617               13,045
   3/31/99        14,191                   13,624               13,052
   4/30/99        14,226                   13,656               13,082
   5/31/99        14,144                   13,575               13,005
   6/30/99        13,940                   13,405               12,842
   7/31/99        13,991                   13,425               12,862
   8/31/99        13,879                   13,280               12,723
   9/30/99        13,885                   13,223               12,668
  10/31/99        13,734                   13,090               12,540
  11/30/99        13,880                   13,162               12,609
  12/31/99        13,777                   13,076               12,527
   1/31/00        13,717                   12,992               12,447
   2/29/00        13,876                   13,156               12,604
   3/31/00        14,179                   13,426               12,863
   4/30/00        14,095                   13,368               12,806
   5/31/00        14,022                   13,282               12,724
   6/30/00        14,394                   13,556               12,986
   7/31/00        14,594                   13,737               13,160
   8/31/00        14,819                   13,919               13,334
   9/30/00        14,742                   13,859               13,277
  10/31/00        14,903                   13,961               13,375
  11/30/00        15,015                   14,023               13,434
  12/31/00        15,386                   14,304               13,704
   1/31/01        15,539                   14,339               13,737
   2/28/01        15,588                   14,443               13,837
   3/31/01        15,728                   14,534               13,924
   4/30/01        15,557                   14,319               13,718
   5/31/01        15,725                   14,523               13,913
06/30/2001        15,830                   14,658               14,042
07/31/2001        16,065                   14,864               14,240
08/31/2001        16,329                   15,099               14,465
09/30/2001        16,275                   14,951               14,323
10/31/2001        16,468                   15,046               14,414
11/30/2001        16,330                   14,896               14,271
12/31/2001        16,175                   14,804               14,182
01/31/2002        16,456                   14,972               14,343
02/28/2002        16,654                   15,097               14,463
03/31/2002        16,328                   14,945               14,318
04/30/2002        16,647                   15,145               14,509
05/31/2002        16,748                   15,226               14,587
06/30/2002        16,925                   15,382               14,736
07/31/2002        17,143                   15,464               14,814
08/31/2002        17,349                   15,590               14,936
09/30/2002        17,729                   15,823               15,158
10/31/2002        17,435                   15,484               14,834
11/30/2002        17,363                   15,474               14,824
12/31/2002        17,729                   15,817               15,152
01/31/2003        17,684                   15,745               15,084
02/28/2003        17,931                   15,936               15,266
03/31/2003        17,942                   15,894               15,227
04/30/2003        18,061                   16,055               15,381
05/31/2003        18,484                   16,384               15,696
06/30/2003        18,405                   16,259               15,576
07/31/2003        17,761                   15,725               15,065
08/31/2003        17,893                   15,852               15,187
09/30/2003        18,419                   16,250               15,567
10/31/2003        18,327                   16,171               15,492
11/30/2003        18,518                   16,364               15,676
12/31/2003        18,671                   16,477               15,785
01/31/2004        18,778                   16,558               15,862
02/29/2004        19,061                   16,817               16,111
03/31/2004        18,994                   16,770               16,065
04/30/2004        18,544                   16,428               15,738
05/31/2004        18,477                   16,364               15,676


The graph does not reflect the deduction of taxes, such as state and local taxes or capital gains taxes, that a shareholder may pay on Fund distributions or the redemption of shares.

The index comparison shows the change in value of a $10,000 investment in the Class A shares of the Nuveen Fund compared with the Lehman Brothers Municipal Bond Index. The Lehman Brothers Municipal Bond Index is an unmanaged index comprised of a broad range of investment-grade municipal bonds. The index does not reflect any initial or ongoing expenses. You cannot invest directly in an index. The Nuveen Fund returns include reinvestment of all dividends and distributions, and the Fund's return at the offer price depicted in the chart reflects the initial maximum sales charge applicable to A shares (4.20%) and all ongoing Fund expenses. The performance data quoted represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance shown.


                             Annual Report  Page 4

  Fund Spotlight as of 5/31/04                Nuveen Florida Municipal Bond Fund

================================================================================

         Quick Facts
                                    A Shares B Shares C Shares R Shares
         --------------------------------------------------------------
         NAV                           $9.96    $9.95    $9.95    $9.95
         --------------------------------------------------------------
         Latest Monthly Dividend/1/  $0.0405  $0.0340  $0.0360  $0.0420
         --------------------------------------------------------------
         Inception Date              6/15/90  2/03/97  9/14/95  2/03/97
         --------------------------------------------------------------

Returns are historical and do not guarantee future performance. Returns without sales charges would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Class A share returns are actual. Class B, C and R share returns are actual for the period since class inception; returns prior to class inception are Class A share returns adjusted for differences in sales charges and (in the case of Classes B and C) expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a contingent deferred sales charge (CDSC), also known as a back-end sales charge, that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return.

                  Average Annual Total Returns as of 5/31/04

                  A Shares                         NAV  Offer
                  -------------------------------------------
                  1-Year                        -0.12% -4.33%
                  -------------------------------------------
                  5-Year                         3.80%  2.92%
                  -------------------------------------------
                  10-Year                        5.04%  4.59%
                  -------------------------------------------

                  B Shares                    w/o CDSC w/CDSC
                  -------------------------------------------
                  1-Year                        -0.89% -4.70%
                  -------------------------------------------
                  5-Year                         2.98%  2.82%
                  -------------------------------------------
                  10-Year                        4.47%  4.47%
                  -------------------------------------------

                  C Shares                         NAV
                  -------------------------------------------
                  1-Year                        -0.65%
                  -------------------------------------------
                  5-Year                         3.22%
                  -------------------------------------------
                  10-Year                        4.47%
                  -------------------------------------------

                  R Shares                         NAV
                  -------------------------------------------
                  1-Year                         0.06%
                  -------------------------------------------
                  5-Year                         4.00%
                  -------------------------------------------
                  10-Year                        5.19%
                  -------------------------------------------
                  Tax-Free Yields

                  A Shares                         NAV  Offer
                  -------------------------------------------
                  Dividend Yield/2/              4.87%  4.67%
                  -------------------------------------------
                  SEC 30-Day Yield/2/            4.31%  4.13%
                  -------------------------------------------
                  Taxable-Equivalent Yield/3/    5.99%  5.74%
                  -------------------------------------------

                  B Shares                         NAV
                  -------------------------------------------
                  Dividend Yield/2/              4.10%
                  -------------------------------------------
                  SEC 30-Day Yield/2/            3.76%
                  -------------------------------------------
                  Taxable-Equivalent Yield/3/    5.22%
                  -------------------------------------------

                  C Shares                         NAV
                  -------------------------------------------
                  Dividend Yield/2/              4.87%
                  -------------------------------------------
                  SEC 30-Day Yield/2/            3.96%
                  -------------------------------------------
                  Taxable-Equivalent Yield/3/    5.50%
                  -------------------------------------------

                  R Shares                         NAV
                  -------------------------------------------
                  Dividend Yield/2/              5.06%
                  -------------------------------------------
                  SEC 30-Day Yield/2/            4.71%
                  -------------------------------------------
                  Taxable-Equivalent Yield/3/    6.54%
                  -------------------------------------------

                            Average Annual Total Returns as of 6/30/04

                            A Shares            NAV        Offer
                            ------------------------------------------
                            1-Year            1.25%       -2.97%
                            ------------------------------------------
                            5-Year            4.19%        3.31%
                            ------------------------------------------
                            10-Year           5.18%        4.73%
                            ------------------------------------------

                            B Shares       w/o CDSC       w/CDSC
                            ------------------------------------------
                            1-Year            0.48%       -3.38%
                            ------------------------------------------
                            5-Year            3.39%        3.22%
                            ------------------------------------------
                            10-Year           4.60%        4.60%
                            ------------------------------------------

                            C Shares            NAV
                            ------------------------------------------
                            1-Year            0.62%
                            ------------------------------------------
                            5-Year            3.60%
                            ------------------------------------------
                            10-Year           4.61%
                            ------------------------------------------

                            R Shares            NAV
                            ------------------------------------------
                            1-Year            1.44%
                            ------------------------------------------
                            5-Year            4.39%
                            ------------------------------------------
                            10-Year           5.33%
                            ------------------------------------------

Bond Credit Quality/4/

                                    [CHART]

AAA/U.S. Guaranteed   49%
AA                    11%
A                     12%
BBB                   11%
NR                    17%

                  Top Five Sectors/4/
                  Housing/Multifamily                     19%
                  -------------------------------------------
                  Healthcare                              18%
                  -------------------------------------------
                  Tax Obligation/Limited                  12%
                  -------------------------------------------
                  U.S. Guaranteed                         10%
                  -------------------------------------------
                  Transportation                           9%
                  -------------------------------------------
                  Portfolio Statistics
                  Net Assets ($000)                  $326,690
                  -------------------------------------------
                  Average Effective Maturity (Years)    20.01
                  -------------------------------------------
                  Average Duration                       6.37
                  -------------------------------------------

--------------------------------------------------------------------------------
1Paid June 1, 2004. This is the latest monthly tax-exempt dividend declared during the period ended May 31, 2004.
2The Dividend Yield is an investment's current annualized dividend divided by its current offering price while the SEC 30-Day Yield is a standardized measure of the average net yield of a fund's portfolio of bonds that accounts for the future amortization of premiums or discounts of bonds held in the fund's portfolio.
3The taxable-equivalent yield represents the yield that must be earned on a fully taxable investment in order to equal the yield on the Nuveen Investments Fund on an after-tax basis. With respect to investments that generate qualified dividend income that is taxable at a maximum rate of 15%, the taxable-equivalent yield is lower. The taxable-equivalent yield is based on the Fund's SEC 30-Day Yield on the indicated date and a combined federal and state income tax rate of 28%.
4As a percentage of total holdings as of May 31, 2004. Holdings are subject to change.

                             Annual Report  Page 5

Portfolio of Investments
NUVEEN FLORIDA MUNICIPAL BOND FUND
May 31, 2004

   Principal                                                                Optional Call                 Market
Amount (000) Description                                                      Provisions* Ratings**        Value
----------------------------------------------------------------------------------------------------------------
             Education and Civic Organizations - 1.1%

    $  3,675 Florida, Board of Education Lottery Revenue Bonds, Series     1/13 at 101.00       AAA $  3,672,758
              2002C, 4.750%, 1/01/21 - MBIA Insured
----------------------------------------------------------------------------------------------------------------
             Healthcare - 18.2%

       3,550 Highlands County Health Facilities Authority, Florida,       11/11 at 101.00         A    3,678,191
              Hospital Revenue Bonds, Adventist Health System Sunbelt
              Obligated Group, Series 2001A, 6.000%, 11/15/31

             Hillsborough County Industrial Development Authority,
             Florida, Hospital Revenue Bonds, Tampa General Hospital,
             Series 2003B:
       1,000  5.250%, 10/01/28                                            10/13 at 100.00      Baa1      953,080
       2,580  5.250%, 10/01/34                                            10/13 at 100.00      Baa1    2,435,468

       8,500 Jacksonville Economic Development Commission, Florida,       11/11 at 101.00        AA    8,617,980
              Healthcare Facilities Revenue Bonds, Mayo Clinic, Series
              2001A, 5.500%, 11/15/36

       1,750 Lakeland, Florida, Hospital System Revenue Refunding Bonds,  11/06 at 102.00       AAA    1,765,540
              Lakeland Regional Medical Center, Series 1996A, 5.250%,
              11/15/25 - MBIA Insured

       5,000 North Broward Hospital District, Florida, Revenue and         1/11 at 101.00        A-    5,174,150
              Improvement Bonds, Series 2001, 6.000%, 1/15/31

       3,250 Orange County Health Facilities Authority, Florida,          11/12 at 100.00         A    3,423,192
              Hospital Revenue Bonds, Adventist Health System/ Sunbelt
              Obligated Group, Series 2002, 6.250%, 11/15/24

      10,645 Orange County Health Facilities Authority, Florida,          11/05 at 102.00       AAA   10,971,908
              Hospital Revenue Bonds, Adventist Health System/ Sunbelt
              Obligated Group, Series 1995, 5.250%, 11/15/20 - AMBAC
              Insured

       5,000 Palm Beach County Health Facilities Authority, Florida,      12/11 at 101.00         A    5,013,350
              Hospital Revenue Refunding Bonds, BRCH Corporation
              Obligated Group, Series 2001, 5.625%, 12/01/31

             Pinellas County Health Facilities Authority, Florida,
             Revenue Bonds, Baycare Health System, Series 2003:
       7,000  5.750%, 11/15/27                                             5/13 at 100.00        A1    7,184,590
       3,000  5.500%, 11/15/33                                             5/13 at 100.00        A1    3,009,390

       5,000 South Broward Hospital District, Florida, Hospital Revenue    5/12 at 101.00       Aa3    5,133,800
              Bonds, Series 2002, 5.625%, 5/01/32

       2,040 Tallahassee, Florida, Health Facilities Revenue Bonds,       12/10 at 100.00      Baa2    2,034,798
              Tallahassee Memorial Healthcare Inc., Series 2000, 6.375%,
              12/01/30
----------------------------------------------------------------------------------------------------------------
             Housing/Multifamily - 19.1%

         600 Broward County Housing Finance Authority, Florida,            2/05 at 102.00       AAA      617,976
              Multifamily Housing Revenue Refunding Bonds, Lakeside
              Apartments Project, Series 1995, 7.000%, 2/01/25

         250 Broward CountyHousing Finance Authority, Florida,             8/06 at 102.00       AAA      261,663
              Multifamily Housing Revenue Refunding Bonds, Boardwalk
              Apartments Project, Series 1996, 6.200%, 8/01/16

      10,990 Broward County Housing Finance Authority, Florida,            7/09 at 102.00       N/R   10,810,314
              Multifamily Housing Revenue Bonds, Pier Club Apartments
              Project, Series 1999, 7.000%, 7/01/34

       2,700 Duval County Housing Finance Authority, Florida,              4/05 at 102.00       BBB    2,779,623
              Multifamily Housing Revenue Refunding Bonds, Greentree
              Place Project, Series 1995, 6.750%, 4/01/25 (Mandatory put
              4/01/15)

         215 Florida Housing Finance Agency, General Mortgage Revenue      6/04 at 101.00       AAA      217,350
              Refunding Bonds, Series 1992A, 6.400%, 6/01/24

             Florida Housing Finance Agency, Housing Revenue Bonds,
             Antigua Club Apartments Project, Series 1995A-1:
       1,000  6.750%, 8/01/14 (Alternative Minimum Tax) - AMBAC Insured    2/05 at 102.00       AAA    1,029,850
       5,000  6.875%, 8/01/26 (Alternative Minimum Tax) - AMBAC Insured    2/05 at 102.00       AAA    5,139,500

       1,115 Florida Housing Finance Agency, Housing Revenue Bonds,        2/05 at 102.00       AAA    1,146,109
              Brittany of Rosemont Apartment Project, Series 1995C-1,
              6.875%, 8/01/26 (Alternative Minimum Tax) - AMBAC Insured

             Florida Housing Finance Agency, Housing Revenue Bonds,
             Vinyards Project, Series 1995H:
       1,260  6.400%, 11/01/15                                            11/05 at 102.00       BBB    1,291,739
       1,660  6.500%, 11/01/25                                            11/05 at 102.00       BBB    1,696,570

       3,500 Florida Housing Finance Agency, Housing Revenue Bonds,       10/06 at 102.00       AAA    3,640,840
              Villas of Capri Project, Series 1996H, 6.100%, 4/01/17
              (Alternative Minimum Tax)

----
6

   Principal                                                                Optional Call                 Market
Amount (000) Description                                                      Provisions* Ratings**        Value
----------------------------------------------------------------------------------------------------------------
             Housing/Multifamily (continued)

    $  1,000 Florida Housing Finance Agency, Housing Revenue Bonds,        9/06 at 102.00       AAA $  1,029,630
              Leigh Meadows Apartments Project, Series 1996N, 6.300%,
              9/01/36 (Alternative Minimum Tax) - AMBAC Insured

       1,000 Florida Housing Finance Agency, Housing Revenue Bonds,        9/06 at 102.00       AAA    1,029,630
              Stoddert Arms Apartments Project, Series 1996O, 6.300%,
              9/01/36 (Alternative Minimum Tax) - AMBAC Insured

       1,400 Florida Housing Finance Agency, GNMA Collateralized           6/04 at 100.00       AAA    1,401,988
              Multifamily Housing Revenue Bonds, Driftwood Terrace
              Apartments Project, Series 1989I, 7.650%, 12/20/31
              (Alternative Minimum Tax)

      10,000 Florida Housing Finance Agency, Housing Revenue Bonds,        7/08 at 102.00       N/R    8,460,900
              Whistlers Cove Apartment Project, Series 1998T-1, 6.500%,
              1/01/39 (Alternative Minimum Tax)

       9,995 Florida Housing Finance Corporation, Revenue Bonds,           2/16 at 100.00       N/R    8,774,710
              Pembroke Apartments, Series 2001B, 7.750%, 2/01/41

         745 Palm Beach County Housing Finance Authority, Florida,         6/08 at 102.00       N/R      745,216
              Multifamily Housing Revenue Bonds, Affordable Housing
              Guarantee Program, Windsor Park Apartments, Series 1998A,
              5.900%, 6/01/38 (Alternative Minimum Tax)

      12,970 Palm Beach County Housing Finance Authority, Florida,         7/10 at 102.00       N/R   12,355,092
              Multifamily Housing Revenue Bonds, Saddlebrook Apartments,
              Series 2000A, 7.450%, 7/01/40 (Alternative Minimum
              Tax) (Mandatory put 7/01/30)
----------------------------------------------------------------------------------------------------------------
             Housing/Single Family - 1.4%

         775 Clay County Housing Finance Authority, Florida, Multi         3/05 at 102.00       Aaa      793,189
              County Single Family Mortgage Revenue Bonds, Series 1995,
              6.550%, 3/01/28 (Alternative Minimum Tax)

         660 Dade County Housing Finance Authority, Florida, Single        4/05 at 102.00       AAA      679,008
              Family Mortgage Revenue Bonds, Series 1995, 6.700%,
              4/01/28 (Alternative Minimum Tax)

         155 Duval County Housing Finance Authority, Florida, GNMA        10/04 at 102.00       Aaa      158,709
              Mortgage-Backed Securities Program Single Family Mortgage
              Revenue Bonds, Series 1994, 6.550%, 10/01/15 (Alternative
              Minimum Tax)

         340 Florida Housing Finance Agency, Single Family Mortgage        7/04 at 102.00       AAA      347,269
              Revenue Refunding Bonds, Series 1994A, 6.250%, 7/01/11

             Florida Housing Finance Agency, Single Family Mortgage
             Revenue Refunding Bonds, Series 1995A:
         205  6.550%, 7/01/14 (Alternative Minimum Tax)                    1/05 at 102.00       AAA      207,068
         210  6.650%, 1/01/24 (Alternative Minimum Tax)                    1/05 at 102.00       AAA      215,605

         395 Leon County Housing Finance Authority, Florida, Single          No Opt. Call       AAA      405,408
              Family Mortgage Revenue Bonds, Multicounty Program, Series
              1995B, 7.300%, 1/01/28 (Alternative Minimum Tax)

         125 Manatee County Housing Finance Authority, Florida, Single    11/05 at 102.00       Aaa      129,774
              Family Mortgage Revenue Bonds, Series 1994 - Subseries 3,
              7.600%, 11/01/26 (Alternative Minimum Tax)

       3,600 Orange County Housing Finance Authority, Florida, Homeowner    9/08 at 27.73       Aaa      729,612
              Revenue Bonds, Series 1999A-2, 0.000%, 3/01/31

       1,030 Orange County Housing Finance Authority, Florida, Homeowner   3/11 at 101.00       Aaa    1,047,160
              Revenue Bonds, Series 2002A, 5.550%, 9/01/33 (Alternative
              Minimum Tax)
----------------------------------------------------------------------------------------------------------------
             Long-Term Care - 5.9%

      10,000 Atlantic Beach, Florida, Health Care Facilities Revenue      10/09 at 101.00         A   10,002,000
              Refunding Bonds, Fleet Landing Project, Series 1999,
              6.000%, 10/01/29 - ACA Insured

       8,000 Palm Beach County Health Facilities Authority, Florida,      11/06 at 102.00      BBB+    8,094,080
              Retirement Community Revenue Bonds, Adult Communities
              Total Services Inc. Obligated Group, Series 1996, 5.625%,
              11/15/20

             Sarasota County Health Facility Authority, Florida, Health
             Facilities Revenue Bonds, Sunnyside Properties, Series 1995:
         170  5.500%, 5/15/05                                                No Opt. Call       N/R      172,353
       1,000  6.000%, 5/15/10                                              5/06 at 102.00       N/R      991,890
----------------------------------------------------------------------------------------------------------------
             Materials - 6.8%

       5,500 Escambia County, Florida, Pollution Control Revenue Bonds,    8/04 at 102.00       BBB    5,641,020
              Champion International Corporation Project, Series 1994,
              6.900%, 8/01/22 (Alternative Minimum Tax)

       4,350 Escambia County, Florida, Pollution Control Revenue Bonds,    9/06 at 102.00      Baa2    4,454,966
              Champion International Corporation Project, Series 1996,
              6.400%, 9/01/30 (Alternative Minimum Tax)

----
7

Portfolio of Investments
NUVEEN FLORIDA MUNICIPAL BOND FUND (continued)
May 31, 2004

   Principal                                                                Optional Call                 Market
Amount (000) Description                                                      Provisions* Ratings**        Value
----------------------------------------------------------------------------------------------------------------
             Materials (continued)

    $ 10,000 Hillsborough County Industrial Development Authority,         4/10 at 101.00       N/R $ 10,486,400
              Florida, Exempt Facilities Revenue Bonds, National Gypsum
              Company Apollo Beach Project, Series 2000B, 7.125%,
              4/01/30 (Alternative Minimum Tax)

       1,500 Nassau County, Florida, Pollution Control Revenue Refunding   7/04 at 101.00      BBB-    1,469,925
              Bonds, ITT Rayonier Inc., Series 1993, 6.200%, 7/01/15
----------------------------------------------------------------------------------------------------------------
             Tax Obligation/General - 5.9%

       5,465 Florida Department of Transportation, Full Faith and Credit   7/12 at 101.00       AA+    5,740,764
              Right-of-Way Acquisition and Bridge Construction Bonds,
              Series 2002, 5.250%, 7/01/20

       2,165 Florida State Board of Education, Full Faith and Credit         No Opt. Call       AA+    2,904,932
              Public Education Capital Outlay Bonds, Series 1985,
              9.125%, 6/01/14

       6,640 Florida State Board of Education, Full Faith and Credit       6/12 at 101.00       AAA    6,797,169
              Public Education Capital Outlay Bonds, Series 2002B,
              5.000%, 6/01/21 - MBIA Insured

             Palm Beach County, Florida, General Obligation Bonds,
             Recreational and Cultural Facilities Program, Series 1999A:
       1,560  5.750%, 8/01/18                                              8/09 at 100.00       AAA    1,716,983
       1,970  5.750%, 8/01/19                                              8/09 at 100.00       AAA    2,150,748
----------------------------------------------------------------------------------------------------------------
             Tax Obligation/Limited - 12.3%

             Miami-Dade County, Florida, Beacon Tradeport Community
             Development District, Special Assessment Bonds, Commercial
             Project, Series 2002A:
       1,975  5.500%, 5/01/22 - RAAI Insured                               5/12 at 102.00        AA    2,041,281
         850  5.625%, 5/01/32 - RAAI Insured                               5/12 at 102.00        AA      877,565

       5,000 Hernando County, Florida, Criminal Justice Complex              No Opt. Call       AAA    6,519,700
              Financing Program, Series 1986, 7.650%, 7/01/16 - FGIC
              Insured

       1,000 Hillsborough County School Board, Florida, Certificates of    7/14 at 100.00       AAA    1,049,680
              Participation, Series 2004B, 5.000%, 7/01/17 - MBIA Insured

       3,000 Hillsborough County School District, Florida, Sales Tax      10/11 at 100.00       AAA    3,187,050
              Revenue Bonds, Series 2002, 5.375%, 10/01/20 - AMBAC
              Insured

       3,000 Jacksonville, Florida, Excise Taxes Revenue Refunding        10/13 at 100.00       AAA    3,168,690
              Bonds, Series 2003C, 5.250%, 10/01/17 (Alternative Minimum
              Tax) - MBIA Insured

       4,120 Jacksonville, Florida, Better Jacksonville Sales Tax         10/13 at 100.00       AAA    4,332,427
              Revenue Bonds, Series 2003, 5.250%, 10/01/20 - MBIA Insured

       1,000 Miami Beach Redevelopment Agency, Florida, Tax Increment     12/04 at 102.00        A-    1,015,040
              Revenue Bonds, City Center/Historic Convention Village,
              Series 1993, 5.875%, 12/01/22 (Alternative Minimum Tax)

       3,760 Miami-Dade County Industrial Development Authority,          10/10 at 102.00       AAA    3,869,153
              Florida, Revenue Bonds, BAC Funding Corporation, Series
              2000A, 5.375%, 10/01/30 - AMBAC Insured

       1,750 Northern Palm Beach County Improvement District, Florida,     8/09 at 101.00       N/R    1,751,155
              Revenue Bonds, Water Control and Improvement Development
              Unit 9B, Series 1999, 6.000%, 8/01/29

       5,550 Okaloosa County, Florida, Fourth Cent Tourist Development    10/10 at 101.00       AAA    6,076,195
              Tax Revenue Bonds, Series 2000, 5.625%, 10/01/30 - AMBAC
              Insured

       4,000 Orange County, Florida, Sales Tax Revenue Bonds, Series       1/13 at 100.00       AAA    4,089,040
              2002A, 5.125%, 1/01/23 - FGIC Insured

       2,150 Palm Beach County School Board, Florida, Certificates of      8/14 at 100.00       AAA    2,169,501
              Participation, Series 2004A, 5.000%, 8/01/24 - FGIC Insured
----------------------------------------------------------------------------------------------------------------
             Transportation - 9.1%

       6,000 Broward County, Florida, Airport System Revenue Bonds,       10/11 at 101.00       AAA    6,005,580
              Series 2001J-1, 5.250%, 10/01/26 (Alternative Minimum Tax)
              - AMBAC Insured

       4,000 Greater Orlando Aviation Authority, Florida, Airport         10/12 at 100.00       AAA    4,032,120
              Facilities Revenue Bonds, Series 2002B, 5.125%, 10/01/21
              (Alternative Minimum Tax) - FSA Insured

       1,000 Hillsborough County Aviation Authority, Florida, Revenue     10/06 at 102.00       AAA    1,077,010
              Bonds, Tampa International Airport, Series 1996B, 5.875%,
              10/01/23 - FGIC Insured

----
8

   Principal                                                                Optional Call                 Market
Amount (000) Description                                                      Provisions* Ratings**        Value
----------------------------------------------------------------------------------------------------------------
             Transportation (continued)

    $  3,370 Hillsborough County Aviation Authority, Florida, Revenue     10/13 at 100.00       AAA $  3,486,703
              Bonds, Tampa International Airport, Series 2003B, 5.250%,
              10/01/18 (Alternative Minimum Tax) - MBIA Insured

      10,065 Lee County, Florida, Airport Revenue Bonds, Series 2000A,    10/10 at 101.00       AAA   10,677,556
              5.750%, 10/01/22 (Alternative Minimum Tax) - FSA Insured

       4,000 Miami-Dade County, Florida, Aviation Revenue Bonds, Miami    10/12 at 100.00       AAA    4,300,520
              International Airport, Series 2002, 5.750%, 10/01/20
              (Alternative Minimum Tax) - FGIC Insured
----------------------------------------------------------------------------------------------------------------
             U.S. Guaranteed - 10.0%

       2,220 Dade County Health Facilities Authority, Florida, Hospital      No Opt. Call       AAA    2,474,190
              Revenue Bonds, Baptist Hospital of Miami Project, Series
              1991A, 5.750%, 5/01/21 - MBIA Insured

       2,000 Florida Housing Finance Agency, Multifamily Housing Revenue   8/06 at 102.00       AAA    2,210,740
              Refunding Bonds, Players Club Apartment Project, Series
              1991C, 6.200%, 8/01/16 (Pre-refunded to 8/01/06)

             Florida, Full Faith and Credit General Obligation Bonds,
             Broward County Expressway Authority, Series 1984:
       4,000  9.875%, 7/01/09                                                No Opt. Call       AAA    4,919,640
       1,000  10.000%, 7/01/14                                               No Opt. Call       AAA    1,408,850

         335 Florida State Board of Education, Full Faith and Credit       6/04 at 100.00       AAA      444,719
              Public Education Capital Outlay Bonds, Series 1985,
              9.125%, 6/01/14

       7,000 Lakeland, Florida, Energy System Revenue Bonds, Series       10/10 at 100.00       AAA    7,829,780
              2000B, 5.500%, 10/01/40 (Pre-refunded to 10/01/10) - MBIA
              Insured

         145 Orange County, Florida, Sales Tax Revenue Bonds, Series       7/04 at 100.00       AAA      167,669
              1989, 6.125%, 1/01/19 - FGIC Insured

       1,000 Orlando Utilities Commission, Florida, Subordinate Lien         No Opt. Call    Aa1***    1,206,950
              Water and Electric Revenue Bonds, Series 1989D, 6.750%,
              10/01/17

       4,000 Palm Beach County, Florida, Industrial Development Revenue   12/06 at 102.00      A***    4,490,440
              Bonds, Lourdes-Noreen McKeen Residence for Geriatric Care,
              Inc., Series 1996, 6.625%, 12/01/26 (Pre-refunded to
              12/01/06)

       5,000 Sunrise Lakes Phase 4 Recreation District, Florida, General   8/05 at 102.00    N/R***    5,387,800
              Obligation and Revenue Bonds, Series 1995A, 6.750%,
              8/01/24 (Pre-refunded to 8/01/05)

       2,000 Tampa, Florida, Healthcare System Revenue Bonds, Allegany    12/04 at 102.00       AAA    2,091,920
              Health System - St. Joseph's Hospital, Series 1994,
              6.500%, 12/01/23 (Pre-refunded to 12/01/04) - MBIA Insured
----------------------------------------------------------------------------------------------------------------
             Utilities - 5.9%

       4,350 Hillsborough County Industrial Development Authority,        10/12 at 100.00      Baa2    4,343,301
              Florida, Pollution Control Revenue Bonds, Tampa Electric
              Company Project, Series 2002, 5.100%, 10/01/13

      10,020 JEA St. John's River Power Park System, Florida, Revenue     10/11 at 100.00       Aa2   10,257,274
              Refunding Bonds, Series 2002-17, Issue 2, 5.000%, 10/01/18

       8,000 Palm Beach County Solid Waste Authority, Florida, Revenue       No Opt. Call       AAA    4,715,680
              Bonds, Series 2002B, 0.000%, 10/01/15 - AMBAC Insured
----------------------------------------------------------------------------------------------------------------
             Water and Sewer - 2.8%

         705 Callaway/Bay County, Florida, Wastewater System Revenue       9/06 at 102.00       AAA      762,535
              Bonds, Series 1996A, 6.000%, 9/01/26 - FGIC Insured

             Manatee County, Florida, Public Utilities Revenue Refunding
             and Improvement Bonds, Series 1991C:
       1,850  0.000%, 10/01/08 - MBIA Insured                                No Opt. Call       AAA    1,601,157
       2,800  0.000%, 10/01/09 - MBIA Insured                                No Opt. Call       AAA    2,301,404

       4,600 Port St. Lucie, Florida, Utility System Revenue Bonds,        9/11 at 100.00       AAA    4,610,671
              Series 2001, 5.125%, 9/01/31 - MBIA Insured
----------------------------------------------------------------------------------------------------------------
    $319,820 Total Long-Term Investments (cost $313,248,776) - 98.5%                                 321,783,613
----------------------------------------------------------------------------------------------------------------
------------
             Other Assets Less Liabilities - 1.5%                                                      4,906,702
             --------------------------------------------------------------------------------------------------
             Net Assets - 100%                                                                      $326,690,315
             --------------------------------------------------------------------------------------------------

           * Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.
           ** Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating.
           ***Securities are backed by an escrow or trust containing sufficient
              U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Such securities are normally considered to be equivalent to AAA rated securities.
           N/RInvestment is not rated.

----
9

Statement of Assets and Liabilities
NUVEEN FLORIDA MUNICIPAL BOND FUND
May 31, 2004

    ------------------------------------------------------------------------
    Assets
    Investments, at market value (cost $313,248,776)           $321,783,613
    Cash                                                            573,074
    Receivables:
      Interest                                                    4,799,622
      Investments sold                                            1,494,056
      Shares sold                                                   123,850
    Other assets                                                     18,033
    ------------------------------------------------------------------------
        Total assets                                            328,792,248
    ------------------------------------------------------------------------
    Liabilities
    Payable for shares redeemed                                     465,931
    Accrued expenses:
      Management fees                                               149,506
      12b-1 distribution and service fees                            78,037
      Other                                                          92,026
    Dividends payable                                             1,316,433
    ------------------------------------------------------------------------
        Total liabilities                                         2,101,933
    ------------------------------------------------------------------------
    Net assets                                                 $326,690,315
    ------------------------------------------------------------------------
    Class A Shares
    Net assets                                                 $205,058,236
    Shares outstanding                                           20,590,232
    Net asset value per share                                  $       9.96
    Offering price per share (net asset value per share plus
     maximum sales charge of 4.20% of offering price)          $      10.40
    ------------------------------------------------------------------------
    Class B Shares
    Net assets                                                 $ 29,120,435
    Shares outstanding                                            2,925,317
    Net asset value and offering price per share               $       9.95
    ------------------------------------------------------------------------
    Class C Shares
    Net assets                                                 $ 30,916,905
    Shares outstanding                                            3,106,760
    Net asset value and offering price per share               $       9.95
    ------------------------------------------------------------------------
    Class R Shares
    Net assets                                                 $ 61,594,739
    Shares outstanding                                            6,191,028
    Net asset value and offering price per share               $       9.95
    ------------------------------------------------------------------------

    Net Assets Consist of:
    ------------------------------------------------------------------------
    Capital paid-in                                            $332,701,653
    Undistributed (Over-distribution of) net investment income     (463,066)
    Accumulated net realized gain (loss) from investments       (14,083,109)
    Net unrealized appreciation of investments                    8,534,837
    ------------------------------------------------------------------------
    Net assets                                                 $326,690,315
    ------------------------------------------------------------------------

                                See accompanying notes to financial statements.

----
10

Statement of Operations
NUVEEN FLORIDA MUNICIPAL BOND FUND
Year Ended May 31, 2004

---------------------------------------------------------------------------------
Investment Income                                                   $ 20,009,653
---------------------------------------------------------------------------------
Expenses
Management fees                                                        1,893,315
12b-1 service fees - Class A                                             446,040
12b-1 distribution and service fees - Class B                            301,940
12b-1 distribution and service fees - Class C                            245,442
Shareholders' servicing agent fees and expenses                          172,755
Custodian's fees and expenses                                             88,073
Trustees' fees and expenses                                                7,835
Professional fees                                                         53,611
Shareholders' reports - printing and mailing expenses                     66,077
Federal and state registration fees                                        7,925
Other expenses                                                            12,868
---------------------------------------------------------------------------------
Total expenses before custodian fee credit                             3,295,881
  Custodian fee credit                                                    (5,840)
---------------------------------------------------------------------------------
Net expenses                                                           3,290,041
---------------------------------------------------------------------------------
Net investment income                                                 16,719,612
---------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss) from Investments
Net realized gain (loss) from investments                             (1,131,630)
Net change in unrealized appreciation (depreciation) of investments  (16,797,688)
---------------------------------------------------------------------------------
Net gain (loss) from investments                                     (17,929,318)
---------------------------------------------------------------------------------
Net increase (decrease) in net assets from operations               $ (1,209,706)
---------------------------------------------------------------------------------

                                See accompanying notes to financial statements.

----
11

Statement of Changes in Net Assets
NUVEEN FLORIDA MUNICIPAL BOND FUND

                                                                     Year Ended    Year Ended
                                                                        5/31/04       5/31/03
---------------------------------------------------------------------------------------------
Operations
Net investment income                                             $ 16,719,612  $ 18,233,141
Net realized gain (loss) from investments                           (1,131,630)  (12,100,973)
Net change in unrealized appreciation (depreciation) of
 investments                                                       (16,797,688)   20,716,763
---------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from operations               (1,209,706)   26,848,931
---------------------------------------------------------------------------------------------
Distributions to Shareholders
From net investment income:
 Class A                                                           (10,679,763)  (12,553,211)
 Class B                                                            (1,277,320)   (1,329,660)
 Class C                                                            (1,394,076)   (1,446,772)
 Class R                                                            (3,189,940)   (3,468,155)
From accumulated net realized gains from investments:
 Class A                                                                    --    (1,205,491)
 Class B                                                                    --      (149,703)
 Class C                                                                    --      (157,742)
 Class R                                                                    --      (324,047)
---------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders          (16,541,099)  (20,634,781)
---------------------------------------------------------------------------------------------
Fund Share Transactions
Net proceeds from sale of shares                                    32,409,434    57,307,251
Net proceeds from shares issued to shareholders due to
 reinvestment of distributions                                       5,817,339     6,813,802
---------------------------------------------------------------------------------------------
                                                                    38,226,773    64,121,053
Cost of shares redeemed                                            (77,604,299)  (44,894,456)
---------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from Fund share
 transactions                                                      (39,377,526)   19,226,597
---------------------------------------------------------------------------------------------
Net increase (decrease) in net assets                              (57,128,331)   25,440,747
Net assets at the beginning of year                                383,818,646   358,377,899
---------------------------------------------------------------------------------------------
Net assets at the end of year                                     $326,690,315  $383,818,646
---------------------------------------------------------------------------------------------
Undistributed (Over-distribution of) net investment income at
 the end of year                                                  $   (463,066) $   (641,180)
---------------------------------------------------------------------------------------------

                                See accompanying notes to financial statements.

----
12

Notes to Financial Statements

1. General Information and Significant Accounting Policies

The Nuveen Multistate Trust I (the "Trust") is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust comprises the Nuveen Florida Municipal Bond Fund (the "Fund"), among others. The Trust was organized as a Massachusetts business trust on July 1, 1996. The Fund was organized as a series of a predecessor trust prior to that date.

The Fund seeks to provide high tax-free income and preservation of capital through investments in a diversified portfolio of quality municipal bonds.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with accounting principles generally accepted in the United States.

Securities Valuation
The prices of municipal bonds in the Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Trustees. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers, evaluations of anticipated cash flows or collateral and general market conditions. If it is determined that market prices for a security are unavailable or inappropriate, the Board of Trustees of the Fund, or its designee, may establish a fair value for the security. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at amortized cost, which approximates market value.

Securities Transactions
Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. Any securities so purchased are subject to market fluctuation during this period. The Fund has instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At May 31, 2004, the Fund had no such outstanding purchase commitments.

Investment Income
Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis.

Professional Fees
Professional fees presented in the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment, or to pursue other claims or legal actions on behalf of the Fund's shareholders.

Dividends and Distributions to Shareholders
Tax-exempt net investment income is declared monthly as a dividend. Generally, payment is made or reinvestment is credited to shareholder accounts on the first business day after month-end. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States.

Income Taxes
The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net investment income to its shareholders. Therefore, no federal income tax provision is required. Furthermore, the Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal income tax, to retain such tax-exempt status when distributed to shareholders of the Fund. All monthly tax-exempt income dividends paid during the fiscal year ended May 31, 2004, have been designated Exempt Interest Dividends.

Flexible Sales Charge Program
The Fund offers Class A, B, C and R Shares. Class A Shares are sold with a sales charge and incur a .20% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge ("CDSC") if redeemed within 18 months of purchase. Class B Shares are sold without a sales charge but incur a .75% annual 12b-1 distribution fee and a .20% annual 12b-1 service fee. An investor purchasing Class B Shares agrees to pay a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without a sales charge but incur a .55% annual 12b-1 distribution fee and a .20% annual 12b-1 service fee. An investor purchasing Class C Shares agrees to pay a CDSC of 1% if Class C Shares are redeemed within one year of purchase. Class R Shares are not subject to any sales charge or 12b-1 distribution or service fees. Class R Shares are available only under limited circumstances.


----
13

Derivative Financial Instruments
The Fund may invest in certain derivative financial instruments including futures, forward, swap and option contracts, and other financial instruments with similar characteristics. Although the Fund is authorized to invest in such financial instruments, and may do so in the future, it did not make any such investments during the fiscal year ended May 31, 2004.

Expense Allocation
Expenses of the Fund that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution and service fees, are recorded to the specific class.

Custodian Fee Credit
The Fund has an agreement with the custodian bank whereby certain custodian fees and expenses are reduced by credits earned on the Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.

Indemnifications
Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that provide general indemnifications to other parties. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred.

Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fund Shares

Transactions in Fund shares were as follows:

                                                         Year Ended                Year Ended
                                                           5/31/04                   5/31/03
                                                  ------------------------  ------------------------
                                                       Shares        Amount      Shares        Amount
-----------------------------------------------------------------------------------------------------
Shares sold:
  Class A                                          1,893,240  $ 19,262,423   2,779,672  $ 28,698,676
  Class B                                            331,062     3,383,192     781,086     8,051,774
  Class C                                            719,314     7,333,582   1,335,919    13,782,465
  Class R                                            238,556     2,430,237     655,346     6,774,336
Shares issued to shareholders due to reinvestment
 of distributions:
  Class A                                            289,528     2,952,626     349,644     3,593,931
  Class B                                             25,477       259,630      32,951       338,339
  Class C                                             45,109       459,674      40,041       411,309
  Class R                                            210,645     2,145,409     240,423     2,470,223
-----------------------------------------------------------------------------------------------------
                                                   3,752,931    38,226,773   6,215,082    64,121,053
-----------------------------------------------------------------------------------------------------
Shares redeemed:
  Class A                                         (5,265,634)  (53,428,367) (3,188,954)  (32,822,933)
  Class B                                           (594,140)   (6,023,142)   (387,923)   (3,998,151)
  Class C                                         (1,137,705)  (11,521,598)   (418,671)   (4,292,659)
  Class R                                           (654,510)   (6,631,192)   (368,420)   (3,780,713)
-----------------------------------------------------------------------------------------------------
                                                  (7,651,989)  (77,604,299) (4,363,968)  (44,894,456)
-----------------------------------------------------------------------------------------------------
Net increase (decrease)                           (3,899,058) $(39,377,526)  1,851,114  $ 19,226,597
-----------------------------------------------------------------------------------------------------

3. Securities Transactions

Purchases and sales (including maturities) of investments in long-term municipal securities during the fiscal year ended May 31, 2004, aggregated $22,398,741 and $65,673,173, respectively.

4. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing income on taxable market discount securities and timing differences in recognizing certain gains and losses on security transactions.

At May 31, 2004, the cost of investments owned was $313,199,614.


----
14

The net unrealized appreciation of investments at May 31, 2004, aggregated $8,583,999 of which $12,785,685 related to appreciated securities and $4,201,686 related to depreciated securities.

The tax components of undistributed net investment income and net realized gains at May 31, 2004, were as follows:

               --------------------------------------------------
               Undistributed net tax-exempt income       $804,210
               Undistributed net ordinary income*              --
               Undistributed net long-term capital gains       --
               --------------------------------------------------

* Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the fiscal years ended May 31, 2004 and May 31, 2003, was designated for purposes of the dividends paid deduction as follows:

           2004
           ----------------------------------------------------------
           Distributions from net tax-exempt income       $16,691,067
           Distributions from net ordinary income*                 --
           Distributions from net long-term capital gains          --
           ----------------------------------------------------------

           2003
           ----------------------------------------------------------
           Distributions from net tax-exempt income       $18,869,250
           Distributions from net ordinary income*             44,976
           Distributions from net long-term capital gains   1,798,904
           ----------------------------------------------------------

* Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

At May 31, 2004, the Fund had an unused capital loss carryforward of $12,700,900 available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforward will expire in the year 2012.

The Fund elected to defer net realized losses from investments incurred from November 1, 2003 through May 31, 2004 ("post-October losses") in accordance with Federal income tax regulations. The Fund had $1,382,208 of post-October losses that were treated as having arisen in the following fiscal year.

5. Management Fee and Other Transactions with Affiliates

Under the Trust's investment management agreement with Nuveen Advisory Corp. (the "Adviser"), a wholly owned subsidiary of Nuveen Investments, Inc., the Fund pays an annual management fee, payable monthly, at the rates set forth below which are based upon the average daily net assets of the Fund as follows:

           Average Daily Net Assets                  Management Fee
           ---------------------------------------------------------
           For the first $125 million                         .5500%
           For the next $125 million                          .5375
           For the next $250 million                          .5250
           For the next $500 million                          .5125
           For the next $1 billion                            .5000
           For the next $3 billion                            .4750
           For net assets over $5 billion                     .4500
           ---------------------------------------------------------

The management fee compensates the Adviser for overall investment advisory and administrative services, and general office facilities. The Trust pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised Funds. Under the plan deferred amounts are treated as though equal dollar amounts had been invested in shares of Nuveen advised Funds.

As approved by the Board of Trustees, a complex-wide fee schedule for all Funds managed by the Adviser and its affiliates will go into effect on August 1, 2004. The implementation of this complex-wide fee schedule is expected to result in a marginal immediate decrease in the rate at which management fees are to be paid by the Funds. As assets in the Nuveen Fund complex grow, the management fee rates to be paid by the Funds will decrease further. Under no circumstances will the complex-wide fee schedule result in an increase in the rate at which management fees would be paid by the Fund if the complex-wide fee schedule were not implemented.

The Adviser may voluntarily reimburse expenses from time to time. Voluntary reimbursements may be terminated at any time at the Adviser's discretion.


----
15

During the fiscal year ended May 31, 2004, Nuveen Investments, LLC (the "Distributor"), a wholly owned subsidiary of Nuveen Investments, Inc., collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to authorized dealers as follows:

                -----------------------------------------------
                Sales charges collected (unaudited)    $350,021
                Paid to authorized dealers (unaudited)  301,743
                -----------------------------------------------

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

During the fiscal year ended May 31, 2004, the Distributor compensated authorized dealers directly with commission advances at the time of purchase as follows:

                    ----------------------------------------
                    Commission advances (unaudited) $196,648
                    ----------------------------------------

To compensate for commissions advanced to authorized dealers, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees collected on Class B Shares, and all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the fiscal year ended May 31, 2004, the Distributor retained such 12b-1 fees as follows:

                    ----------------------------------------
                    12b-1 fees retained (unaudited) $315,988
                    ----------------------------------------

The remaining 12b-1 fees charged to the Fund were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the fiscal year ended May 31, 2004, as follows:

                       ----------------------------------
                       CDSC retained (unaudited) $128,750
                       ----------------------------------

6. Subsequent Event - Distributions to Shareholders

The Fund declared a dividend distribution from its tax-exempt net investment income which was paid on July 1, 2004, to shareholders of record on June 9, 2004, as follows:

                           --------------------------
                           Dividend per share:
                             Class A           $.0405
                             Class B            .0340
                             Class C            .0360
                             Class R            .0420
                           --------------------------


----
16

Financial Highlights

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
                      Investment Operations        Less Distributions
                  ----------------------------  -----------------------                      --------


FLORIDA


                                    Net
                              Realized/
                             Unrealized
        Beginning        Net    Invest-             Net                   Ending               Ending
Year          Net    Invest-       ment         Invest-                      Net                  Net
Ended       Asset       ment       Gain            ment  Capital           Asset     Total     Assets
May 31,     Value Income (a)     (Loss)   Total  Income    Gains   Total   Value Return(b)      (000)
------------------------------------------------------------------------------------------------------
Class A (6/90)
  2004     $10.46       $.49      $(.50) $(.01)   $(.49)   $  --  $(.49) $ 9.96       (.12)% $205,058
  2003      10.28        .51        .25    .76     (.53)    (.05)  (.58)  10.46       7.60    247,569
  2002      10.34        .54       (.05)   .49     (.55)      --   (.55)  10.28       4.84    244,023
  2001       9.97        .56        .36    .92     (.55)      --   (.55)  10.34       9.35    239,837
  2000      10.76        .54       (.77)  (.23)    (.55)    (.01)  (.56)   9.97      (2.17)   250,178
Class B (2/97)
  2004      10.45        .42       (.51)  (.09)    (.41)      --   (.41)   9.95       (.89)    29,120
  2003      10.27        .43        .25    .68     (.45)    (.05)  (.50)  10.45       6.80     33,056
  2002      10.33        .47       (.06)   .41     (.47)      --   (.47)  10.27       4.06     28,120
  2001       9.96        .48        .36    .84     (.47)      --   (.47)  10.33       8.53     22,629
  2000      10.77        .46       (.79)  (.33)    (.47)    (.01)  (.48)   9.96      (3.10)    17,476
Class C (9/95)
  2004      10.45        .44       (.51)  (.07)    (.43)      --   (.43)   9.95       (.65)    30,917
  2003      10.28        .45        .24    .69     (.47)    (.05)  (.52)  10.45       6.94     36,374
  2002      10.34        .49       (.05)   .44     (.50)      --   (.50)  10.28       4.29     25,932
  2001       9.97        .50        .36    .86     (.49)      --   (.49)  10.34       8.78     19,961
  2000      10.77        .48       (.78)  (.30)    (.49)    (.01)  (.50)   9.97      (2.79)    17,167
Class R (2/97)
  2004      10.45        .51       (.50)   .01     (.51)      --   (.51)   9.95        .06     61,595
  2003      10.27        .53        .25    .78     (.55)    (.05)  (.60)  10.45       7.86     66,819
  2002      10.33        .56       (.05)   .51     (.57)      --   (.57)  10.27       5.07     60,302
  2001       9.96        .58        .35    .93     (.56)      --   (.56)  10.33       9.54     58,694
  2000      10.76        .56       (.78)  (.22)    (.57)    (.01)  (.58)   9.96      (2.07)    56,943
------------------------------------------------------------------------------------------------------

Class (Commencement Date)
                          Ratios/Supplemental Data
        -------------------------------------------------------------------
          Before Credit/         After          After Credit/
          Reimbursement     Reimbursement(c)   Reimbursement(d)
FLORIDA -----------------  -----------------  -----------------
                    Ratio              Ratio              Ratio
                   of Net             of Net             of Net
                  Invest-            Invest-            Invest-
        Ratio of     ment  Ratio of     ment  Ratio of     ment
        Expenses   Income  Expenses   Income  Expenses   Income
              to       to        to       to        to       to
Year     Average  Average   Average  Average   Average  Average  Portfolio
Ended        Net      Net       Net      Net       Net      Net   Turnover
May 31,   Assets   Assets    Assets   Assets    Assets   Assets       Rate
---------------------------------------------------------------------------
Class A (6/90)
  2004       .85%    4.83%      .85%    4.83%      .85%    4.84%         6%
  2003       .85     4.96       .85     4.96       .84     4.97         19
  2002       .87     5.24       .87     5.24       .86     5.25         17
  2001       .88     5.42       .88     5.42       .87     5.43         22
  2000      1.02     5.27      1.02     5.27      1.01     5.28         18
Class B (2/97)
  2004      1.60     4.08      1.60     4.08      1.60     4.09          6
  2003      1.60     4.21      1.60     4.21      1.59     4.22         19
  2002      1.62     4.49      1.62     4.49      1.61     4.50         17
  2001      1.63     4.67      1.63     4.67      1.62     4.68         22
  2000      1.79     4.52      1.79     4.52      1.78     4.53         18
Class C (9/95)
  2004      1.40     4.28      1.40     4.28      1.40     4.29          6
  2003      1.40     4.40      1.40     4.40      1.38     4.41         19
  2002      1.42     4.69      1.42     4.69      1.41     4.70         17
  2001      1.43     4.87      1.43     4.87      1.42     4.88         22
  2000      1.59     4.72      1.59     4.72      1.58     4.73         18
Class R (2/97)
  2004       .65     5.03       .65     5.03       .65     5.04          6
  2003       .65     5.16       .65     5.16       .64     5.17         19
  2002       .67     5.44       .67     5.44       .66     5.45         17
  2001       .68     5.62       .68     5.62       .67     5.63         22
  2000       .83     5.47       .83     5.47       .82     5.48         18
---------------------------------------------------------------------------

(a)Per share Net Investment Income is calculated using the average daily shares method.
(b)Total returns are calculated on net asset value without any sales charge and are not annualized.
(c)After expense reimbursement from the Adviser, where applicable.
(d)After custodian fee credit and expense reimbursement, where applicable.

                                See accompanying notes to financial statements.

----
17

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Nuveen Multistate Trust I:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nuveen Florida Municipal Bond Fund (a series of the Nuveen Multistate Trust I, hereafter referred to as the "Fund") at May 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years then ended and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at May 31, 2004 by correspondence with the custodian, provides a reasonable basis for our opinion. The financial highlights of the Fund for the periods ended May 31, 2001 and prior were audited by other independent auditors who have ceased operations. Those independent auditors expressed an unqualified opinion in the report dated July 11, 2001.

PricewaterhouseCoopers LLP

Chicago, IL
July 16, 2004


----
18

                                     Notes

--------------------------------------------------------------------------------
19

                                     Notes

--------------------------------------------------------------------------------
20

                                     Notes

--------------------------------------------------------------------------------
21

  Trustees and Officers
================================================================================

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of trustees of the Funds is currently set at seven. None of the trustees who are not "interested" persons of the Funds has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

The Funds' Statement of Additional Information ("SAI") includes more information about the Trustees. To request a free copy, call Nuveen Investments at (800) 257-8787.

                                                                                                         Number of
                                                                                                       Portfolios in
Name,                       Position(s)      Year First  Principal Occupation(s)                       Fund Complex
Birthdate                   Held with        Elected or  Including other Directorships                  Overseen by
and Address                 the Funds       Appointed(2) During Past 5 Years                              Trustee
--------------------------------------------------------------------------------------------------------------------
Trustee who is an interested person of the Funds:

--------------------------------------------------------------------------------------------------------------------
Timothy R. Schwertfeger (1) Chairman of the     1994     Chairman and Director (since 1996) of Nuveen       144
3/28/49                     Board and                    Investments, Inc. and Nuveen Investments,
333 W. Wacker Drive         Trustee                      LLC; Director (since 1992) and Chairman
Chicago, IL 60606                                        (since 1996) of Nuveen Advisory Corp. and
                                                         Nuveen Institutional Advisory Corp.;
                                                         Chairman and Director (since 1997) of Nuveen
                                                         Asset Management, Inc.; Director (since
                                                         1996) of Institutional Capital Corporation;
                                                         Chairman and Director (since 1999) of
                                                         Rittenhouse Asset Management, Inc.; Chairman
                                                         of Nuveen Investments Advisers Inc. (since
                                                         2002).

Trustees who are not interested persons of the Funds:

--------------------------------------------------------------------------------------------------------------------
Robert P. Bremner           Trustee             1997     Private Investor and Management Consultant.        144
8/22/40
333 W. Wacker Drive
Chicago, IL 60606


--------------------------------------------------------------------------------------------------------------------
Lawrence H. Brown           Trustee             1993     Retired (1989) as Senior Vice President of         144
7/29/34                                                  The Northern Trust Company; Director,
333 W. Wacker Drive                                      Community Advisory Board for Highland Park
Chicago, IL 60606                                        and Highwood, United Way of the North Shore
                                                         (since 2002).


--------------------------------------------------------------------------------------------------------------------
Jack B. Evans               Trustee             1999     President, The Hall-Perrine Foundation, a          144
10/22/48                                                 private philanthropic corporation (since
333 W. Wacker Drive                                      1996); Director, Alliant Energy; Director
Chicago, IL 60606                                        and Vice Chairman, United Fire & Casualty
                                                         Company; formerly Director, Federal Reserve
                                                         Bank of Chicago; formerly, President and
                                                         Chief Operating Officer, SCI Financial
                                                         Group, Inc., a regional financial services
                                                         firm.


--------------------------------------------------------------------------------------------------------------------
William C. Hunter           Trustee             2004     Dean and Distinguished Professor of Finance,       144
3/6/48                                                   School of Business at the University of
333 W. Wacker Drive                                      Connecticut; previously Senior Vice
Chicago, IL 60606                                        President and Director of Research at the
                                                         Federal Reserve Bank of Chicago (1995-2003);
                                                         Director, Credit Research Center at
                                                         Georgetown University; Director of Xerox
                                                         Corporation (since 2004).


--------------------------------------------------------------------------------------------------------------------
William J. Schneider        Trustee             1997     Senior Partner and Chief Operating Officer,        144
9/24/44                                                  Miller-Valentine Group, Vice President,
333 W. Wacker Drive                                      Miller-Valentine Realty, a construction
Chicago, IL 60606                                        company; Chair, Miami Valley Hospital;
                                                         Chair, Dayton Development Coalition;
                                                         formerly, Member, Community Advisory Board,
                                                         National City Bank, Dayton, Ohio and
                                                         Business Advisory Council, Cleveland Federal
                                                         Reserve Bank.


--------------------------------------------------------------------------------------------------------------------
Judith M. Stockdale         Trustee             1997     Executive Director, Gaylord and Dorothy            144
12/29/47                                                 Donnelley Foundation (since 1994); prior
333 W. Wacker Drive                                      thereto, Executive Director, Great Lakes
Chicago, IL 60606                                        Protection Fund (from 1990 to 1994).

----
22

                                                                                                  Number of
                                                                                                Portfolios in
Name,                 Position(s)     Year First                                                Fund Complex
Birthdate             Held with       Elected or  Principal Occupation(s)                        Overseen by
and Address           the Funds      Appointed(3) During Past 5 Years                              Officer
-------------------------------------------------------------------------------------------------------------
Officers of the Funds:

-------------------------------------------------------------------------------------------------------------
Gifford R. Zimmerman  Chief              1988     Managing Director (since 2002), Assistant          144
9/9/56                Administrative              Secretary and Associate General Counsel,
333 W. Wacker Drive   Officer                     formerly, Vice President and Assistant
Chicago, IL 60606                                 General Counsel of Nuveen Investments, LLC;
                                                  Managing Director (since 2002), General
                                                  Counsel and Assistant Secretary, formerly,
                                                  Vice President of Nuveen Advisory Corp. and
                                                  Nuveen Institutional Advisory Corp.;
                                                  Managing Director (since 2002), Assistant
                                                  Secretary and Associate General Counsel,
                                                  formerly, Vice President (since 2000), of
                                                  Nuveen Asset Management, Inc. Assistant
                                                  Secretary of Nuveen Investments, Inc. (since
                                                  1994); Assistant Secretary of NWQ Investment
                                                  Management Company, LLC (since 2002); Vice
                                                  President and Assistant Secretary of Nuveen
                                                  Investments Advisers Inc. (since 2002);
                                                  Managing Director, Associate General Counsel
                                                  and Assistant Secretary of Rittenhouse Asset
                                                  Management, Inc. (since 2003); Chartered
                                                  Financial Analyst.


-------------------------------------------------------------------------------------------------------------
Michael T. Atkinson   Vice President     2000     Vice President (since 2002), formerly,             144
2/3/66                and Assistant               Assistant Vice President (since 2000),
333 W. Wacker Drive   Secretary                   previously, Associate of Nuveen Investments,
Chicago, IL 60606                                 LLC.


-------------------------------------------------------------------------------------------------------------
Paul L. Brennan       Vice President     1999     Vice President (since 2002), formerly,             128
11/10/66                                          Assistant Vice President (since 1997), of
333 W. Wacker Drive                               Nuveen Advisory Corp.; prior thereto,
Chicago, IL 60606                                 portfolio manager of Flagship Financial
                                                  Inc.; Chartered Financial Analyst and
                                                  Certified Public Accountant.


-------------------------------------------------------------------------------------------------------------
Peter H. D'Arrigo     Vice President     1999     Vice President of Nuveen Investments, LLC          144
11/28/67              and Treasurer               (since 1999), prior thereto, Assistant Vice
333 W. Wacker Drive                               President (since 1997); Vice President and
Chicago, IL 60606                                 Treasurer of Nuveen Investments, Inc. (since
                                                  1999); Vice President and Treasurer of
                                                  Nuveen Advisory Corp. and Nuveen
                                                  Institutional Advisory Corp (since 1999);
                                                  Vice President and Treasurer of Nuveen Asset
                                                  Management, Inc. (since 2002) and of Nuveen
                                                  Investments Advisers Inc. (since 2002);
                                                  Assistant Treasurer of NWQ Investment
                                                  Management Company, LLC (since 2002); Vice
                                                  President and Treasurer of Nuveen
                                                  Rittenhouse Asset Management, Inc. (since
                                                  2003); Chartered Financial Analyst.


-------------------------------------------------------------------------------------------------------------
Jessica R. Droeger    Vice President     2000     Vice President (since 2002) and Assistant          144
9/24/64               and Secretary               General Counsel (since 1998); formerly,
333 W. Wacker Drive                               Assistant Vice President (since 1998) of
Chicago, IL 60606                                 Nuveen Investments, LLC; Vice President
                                                  (since 2002) and Assistant Secretary (since
                                                  1998), formerly Assistant Vice President of
                                                  Nuveen Advisory Corp. and Nuveen
                                                  Institutional Advisory Corp.


-------------------------------------------------------------------------------------------------------------
Lorna C. Ferguson     Vice President     1998     Managing Director (since 2004) formerly,           144
10/24/45                                          Vice President of Nuveen Investments, LLC;
333 W. Wacker Drive                               Managing Director (since 2004) formerly,
Chicago, IL 60606                                 Vice President (since 1998) of Nuveen
                                                  Advisory Corp. and Nuveen Institutional
                                                  Advisory Corp.


-------------------------------------------------------------------------------------------------------------
William M. Fitzgerald Vice President     1995     Managing Director (since 2002) of Nuveen           144
3/2/64                                            Investments, LLC; Managing Director (since
333 W. Wacker Drive                               2001), formerly Vice President of Nuveen
Chicago, IL 60606                                 Advisory Corp. and Nuveen Institutional
                                                  Advisory Corp. (since 1995); Managing
                                                  Director of Nuveen Asset Management, Inc.
                                                  (since 2001); Vice President of Nuveen
                                                  Investment Advisers Inc. (since 2002);
                                                  Chartered Financial Analyst.

----
23

================================================================================

                                                                                                Number of
                                                                                              Portfolios in
Name,               Position(s)     Year First                                                Fund Complex
Birthdate           Held with       Elected or  Principal Occupation(s)                        Overseen by
and Address         the Funds      Appointed(3) During Past 5 Years                              Officer
-----------------------------------------------------------------------------------------------------------
Stephen D. Foy      Vice President     1998     Vice President (since 1993) and Funds              144
5/31/54             and Controller              Controller (since 1998) of Nuveen
333 W. Wacker Drive                             Investments, LLC and Vice President and
Chicago, IL 60606                               Funds Controller (since 1998) of Nuveen
                                                Investments, Inc.; Certified Public
                                                Accountant.


-----------------------------------------------------------------------------------------------------------
J. Thomas Futrell   Vice President     1988     Vice President of Nuveen Advisory Corp.;           128
7/5/55                                          Chartered Financial Analyst.
333 W. Wacker Drive
Chicago, IL 60606


-----------------------------------------------------------------------------------------------------------
Steven J. Krupa     Vice President     1990     Vice President of Nuveen Advisory Corp.            128
8/21/57
333 W. Wacker Drive
Chicago, IL 60606


-----------------------------------------------------------------------------------------------------------
David J. Lamb       Vice President     2000     Vice President (since 2000) of Nuveen              144
3/22/63                                         Investments, LLC, previously Assistant Vice
333 W. Wacker Drive                             President (since 1999); prior thereto,
Chicago, IL 60606                               Associate of Nuveen Investments, LLC;
                                                Certified Public Accountant.


-----------------------------------------------------------------------------------------------------------
Tina M. Lazar       Vice President     2002     Vice President (since 1999), previously,           144
8/27/61                                         Assistant Vice President (since 1993) of
333 W. Wacker Drive                             Nuveen Investments, LLC.
Chicago, IL 60606


-----------------------------------------------------------------------------------------------------------
Larry W. Martin     Vice President     1988     Vice President, Assistant Secretary and            144
7/27/51             and Assistant               Assistant General Counsel of Nuveen
333 W. Wacker Drive Secretary                   Investments, LLC; Vice President and
Chicago, IL 60606                               Assistant Secretary of Nuveen Advisory Corp.
                                                and Nuveen Institutional Advisory Corp.;
                                                Assistant Secretary of Nuveen Investments,
                                                Inc. and (since 1997) Nuveen Asset
                                                Management, Inc.; Vice President (since
                                                2000), Assistant Secretary and Assistant
                                                General Counsel (since 1998) of Rittenhouse
                                                Asset Management, Inc.; Vice President and
                                                Assistant Secretary of Nuveen Investments
                                                Advisers Inc. (since 2002); Assistant
                                                Secretary of NWQ Investment Management
                                                Company, LLC (since 2002).


-----------------------------------------------------------------------------------------------------------
John V. Miller      Vice President     2003     Vice President (since 2003) previously,            128
4/10/67                                         Assistant Vice President (since 1999), prior
333 W. Wacker Drive                             thereto, credit analyst (since 1996) of
Chicago, IL 60606                               Nuveen Advisory Corp.; Chartered Financial
                                                Analyst.


-----------------------------------------------------------------------------------------------------------
Edward F. Neild, IV Vice President     1996     Managing Director (since 2002) of Nuveen           144
7/7/65                                          Investments, LLC; Managing Director (since
333 W. Wacker Drive                             1997), formerly Vice President (since 1996)
Chicago, IL 60606                               of Nuveen Advisory Corp. and Nuveen
                                                Institutional Advisory Corp.; Managing
                                                Director of Nuveen Asset Management, Inc.
                                                (since 1999). Chartered Financial Analyst.


-----------------------------------------------------------------------------------------------------------
Daniel S. Solender  Vice President     2003     Vice President of Nuveen Advisory Corp.            128
10/27/65                                        (since 2003); previously, Principal and
333 W. Wacker Drive                             portfolio manager with The Vanguard Group
Chicago, IL 60606                               (1999-2003); prior thereto, Assistant Vice
                                                President of the Nuveen Advisory Corp.;
                                                Chartered Financial Analyst.


-----------------------------------------------------------------------------------------------------------
Thomas C. Spalding  Vice President     1982     Vice President of Nuveen Advisory Corp. and        128
7/31/51                                         Nuveen Institutional Advisory Corp.;
333 W. Wacker Drive                             Chartered Financial Analyst.
Chicago, IL 60606

(1)Mr. Schwertfeger is an "interested person" of the Funds, as defined in the Investment Company Act of 1940, because he is an officer and trustee of the Adviser.
(2)Trustees serve an indefinite term until his/her successor is elected. The year first elected or appointed represents the year in which the Trustee was first elected or appointed to any fund in the Nuveen Complex.
(3)Officers serve one year terms through July of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

----
24

--------------------------------------------------------------------------------
  Fund Information
================================================================================


   Fund Manager          Legal Counsel              Transfer Agent and
   Nuveen Advisory Corp. Chapman and Cutler LLP     Shareholder Services
   333 West Wacker Drive Chicago, IL                Boston Financial
   Chicago, IL 60606                                Data Services, Inc.
                         Independent Registered     Nuveen Investor Services
                         Public Accounting Firm     P.O. Box 8530
                         PricewaterhouseCoopers LLP Boston, MA 02266-8530
                         Chicago, IL                (800) 257-8787

                         Custodian
                         State Street Bank & Trust
                         Boston, MA

================================================================================

Glossary of Terms Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return (including change in NAV and reinvested dividends) that would have been necessary on an annual basis to equal the investment's actual performance over the time period being considered.

Average Effective Maturity: The average of all the maturities of the bonds in a fund's portfolio, computed by weighting each maturity date (the date the security comes due) by the market value of the security. This figure does not account for the likelihood of prepayments or the exercise of call provisions.

Duration: Duration is a measure of a bond or bond fund's sensitivity to changes in interest rates. Generally, the longer a bond or fund's duration, the more the price of the bond or fund will change as interest rates change.

Market Yield (also known as Dividend Yield or Current Yield): An investment's current annualized dividend divided by its current offering price.

Net Asset Value (NAV): A fund's NAV is the dollar value of one share in the fund. It is calculated by subtracting the liabilities of the fund from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.

SEC Yield: A standardized measure of a fund's yield that accounts for the future amortization of premiums or discounts of bonds held in the fund's portfolio.

Taxable-Equivalent Yield: The yield necessary from a fully taxable investment to equal, on an after-tax basis, the yield of a municipal bond investment.



================================================================================

Proxy Voting Policies and Procedures: A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling Nuveen Investments at (800) 257-8787; and (ii) on the Commission's website at http://www.sec.gov.
================================================================================

NASD Regulation, Inc. provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of NASD members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.nasdr.com. NASD Regulation, Inc. also provides an investor brochure that includes information describing the Public Disclosure Program.

----
25

                          Serving

            Investors

                                  for Generations
--------------------------------------------------------------------------------

                                  Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions. For the past century, Nuveen Investments has adhered to the belief that the best approach to investing is to apply conservative risk-management principles to help minimize volatility.

                                  Managing $102 billion in assets, Nuveen
                                  Investments provides high-quality investment services that contribute to the building of well diversified investment portfolios. The Company serves institutional clients, financial advisors and high-net-worth investors. The firm's asset management capabilities are marketed through four distinct brands, each with an independent investment team and area of expertise:
                                  Nuveen, focused on fixed-income investments;
                                  NWQ, specializing in value-style equities;
                                  Rittenhouse, dedicated to conservative
                                  growth-style equities; and Symphony, with expertise in alternative investment portfolios.

                                  To learn more about the products and services Nuveen Investments offers, talk to your financial advisor, or call us at (800) 257-8787.




Distributed by

Nuveen Investments, LLC 333 West Wacker Drive Chicago, Illinois 60606 www.nuveen.com

MAN-FL-0504D

--------------------------------------------------------------------------------


Nuveen Investments
Municipal Bond Funds
--------------------------------------------------------------------------------
                                               Annual Report dated May 31, 2004
                                             -----------------------------------

Dependable, tax-free income because it's not what you earn, it's what you keep.(R)

[PHOTO]



Nuveen Maryland Municipal Bond Fund
Nuveen Pennsylvania Municipal Bond Fund
Nuveen Virginia Municipal Bond Fund

[LOGO] Nuveen Investments

--
  FASTER INFORMATION

      RECEIVE YOUR

         NUVEEN INVESTMENTS FUND REPORT

-----------
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Click on the link and you will be taken directly to the report. Your Fund
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                                                  ------------------------------
  Must be preceded by or accompanied by a prospectus.
                            NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

Dear Shareholder,

Once again, I am pleased to report that over the most recent reporting period your Fund continued to provide you with attractive tax-free monthly income. For more specific information about the performance of your Fund, please see the Portfolio Manager's Comments and Fund Spotlight sections of this report.

With interest rates near historically low levels, many have begun to wonder whether interest rates will rise, and whether that possibility should cause them to adjust their holdings of fixed-income investments. No one knows what the future will bring, which is why we think a well-balanced portfolio that is structured and carefully monitored with the help of an investment professional is an important component in achieving your long-term financial goals. A well-diversified portfolio may actually help to reduce your overall investment risk, and we believe that municipal bond investments like your Nuveen Investments Fund can be important building blocks in a portfolio crafted to perform well through a variety of market conditions.

I'd also like to direct your attention to the inside front cover of this report, which explains the quick and easy process to begin receiving Fund reports like this via e-mail and the internet. Thousands of Nuveen Investments Fund shareholders already have signed-up, and they are getting their Fund information faster and helping to lower Fund expenses. I urge you to consider joining them.

Since 1898, Nuveen Investments has offered financial products and solutions that incorporate careful research, diversification, and the application of conservative risk-management principles. We are grateful that you have chosen us as a partner as you pursue your financial goals. We look forward to continuing to earn your trust in the months and years ahead.

Sincerely,
/s/ Timothy R. Schwertfeger
Timothy R. Schwertfeger
Chairman of the Board

July 15, 2004

[PHOTO]

Timothy R. Schwertfeger

                                  "No one knows
                                what the future
                               will bring, which
                                is why we think
                                 a well-balanced
                                portfolio... is
                                  an important
                                  component in
                                 achieving your
                                   long-term
                                financial goals."


                             Annual Report  Page 1

  Portfolio Manager's Comments

  Portfolio manager Paul Brennan examines economic and market conditions, key investment strategies, and the performance of the Nuveen Maryland, Pennsylvania, and Virginia Municipal Bond Funds. Paul, who has 13 years of investment management experience, has managed the Maryland and Virginia Funds since 1999 and assumed management responsibility for the Pennsylvania Fund in January 2003.

--------------------------------------------------------------------------------

What factors had the greatest influence on the United States economy and the municipal market during the 12-month reporting period ended May 31, 2004?

While interest rates fluctuated over the 12-month period in response to changing investor perceptions about future economic growth, bond yields generally remained at comparatively low historical levels. When this reporting period began, most measures showed that the U.S. economic growth rate was still relatively sluggish. A growing amount of data, however, suggested that conditions were likely to improve later in 2003. Indeed, during the third quarter of last year, the U.S. gross domestic product grew at an annualized rate of 8.2 percent, more than double the second quarter's performance and the fastest annualized quarterly growth rate in nearly 20 years. Although this rapid pace was not considered sustainable, the economy continued to turn in steady performance for the rest of the 12-month reporting period, expanding by an annualized 4.1 percent in the fourth quarter of 2003 and an annualized 3.9 percent in the first three months of 2004.

Continued low interest rates were a major reason for the strong pace of economic growth. When the reporting period began, short-term rates were at their lowest levels in more than four decades. In June 2003, the Federal Reserve Board cut short-term rates even further, providing a very favorable backdrop for the fixed-income markets. Conditions for bonds were especially positive in the immediate aftermath of this rate cut, with long-term yields generally falling and prices rising accordingly (bond yields and prices move in opposite directions). In particular, as investors became more confident in the sustainability of the economic recovery, many looked to higher-yielding bonds because of the income they provided against a backdrop of historically low interest rates.

In July and August 2003, amid growing evidence of economic recovery, fears of inflation and rising interest rates led to a period of rapidly rising bond yields. However, this spike in yields turned out to be short lived, as surprisingly weak employment data suggested the economy was still vulnerable and a significant increase in the rate of inflation failed to materialize. In September 2003, bond yields started a generally steady decline that lasted until March 2004. In the last months of this reporting period, as unmistakable signs of rising prices surfaced, investors became convinced that a near-term hike in short-term rates was coming from the Fed and sent long-term bond yields to their highest levels of the 12-month period.

For the first several months of this reporting period, new municipal bond supply was substantial, as issuers took advantage of historically low rates to refinance debt. Beginning in the summer of 2003, however, less attractive yields led to a decline in municipal issuance. This decline persisted into the first five months of 2004, during which the supply of new bonds was $148 billion nationwide, a 6 percent decline compared to the same time period in 2003. The three states profiled in this report also experienced declines in new municipal bond issuance. During this reporting period, the supply of new bonds fell 2 percent in Maryland, 38 percent in Pennsylvania, and 22 percent in Virginia.

How did the Funds perform during the 12 months ended May 31, 2004?

The chart on the next page provides performance information for the three Funds discussed in this

--------------------------------------------------------------------------------
The views expressed reflect those of the portfolio manager and are subject to change at any time, based on market and other conditions.

                             Annual Report  Page 2

Class A Shares--
Average Annual Total Returns on NAV as of 5/31/04
--------------------------------------------------------------------------------

                                                 1-Year 5-Year 10-Year
                                                 ---------------------
         Nuveen Maryland Municipal Bond Fund     -0.15%  4.66%   5.42%
         Lipper Maryland Municipal Debt Funds
           category average/1/                   -0.57%  4.24%   5.27%
         Lehman Brothers Municipal Bond Index/2/ -0.04%  5.49%   6.33%
         -------------------------------------------------------------

         Nuveen Pennsylvania Municipal Bond
           Fund                                   0.16%  4.50%   5.58%
         Lipper Pennsylvania Municipal Debt
           Funds category average/1/             -0.53%  4.22%   5.36%
         Lehman Brothers Municipal Bond Index/2/ -0.04%  5.49%   6.33%
         -------------------------------------------------------------

         Nuveen Virginia Municipal Bond Fund      0.84%  4.54%   5.60%
         Lipper Virginia Municipal Debt Funds
           category average/1/                   -0.67%  4.30%   5.47%
         Lehman Brothers Municipal Bond Index/2/ -0.04%  5.49%   6.33%
         -------------------------------------------------------------

Performance quoted represents past performance which is no guarantee of future results. Current performance may be lower or higher than the performance shown. Total Returns at NAV do not reflect the imposition of the maximum sales charge which would reduce returns.

report (Class A shares at net asset value) for the 12 months ended May 31, 2004, as well as for other historical periods. Each Fund's performance is compared with the national Lehman Brothers Municipal Bond Index, as well as with its state-specific Lipper peer fund category average. The reasons for each Fund's variance from the national Lehman Brothers Index and corresponding state-specific Lipper fund category are discussed later in the report. While we believe that comparing the performance of a state Fund with that of a national municipal index may offer some insights into how the Fund performed relative to the general municipal market, we also think that closely comparing the results of state funds with a national average is difficult since most of the national index's results come from out-of- state bonds.

Each Fund seeks to pay dividends at a rate that reflects the past and projected performance of the Fund. To permit a Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If the Fund has cumulatively earned more than it has paid in dividends, it will hold the excess in reserve as undistributed net investment income
(UNII) as part of the Fund's net asset value. Conversely, if the Fund has cumulatively paid in dividends more than it has earned, the excess will constitute a negative UNII which will likewise be reflected in the Fund's net asset value. Each Fund will, over time, pay all its net investment income as dividends to shareholders. As of May 31, 2004, the Nuveen Maryland Municipal Bond Fund had positive UNII, while Nuveen Pennsylvania and Virginia Municipal Bond Funds had negative UNII.

What strategies were used to manage these Funds during the 12 months ended May 31, 2004, and how did these strategies influence performance during the period?

All Nuveen municipal bond portfolios are managed with input from Nuveen's experienced research team. That input notwithstanding, each Fund's recent performance varied based upon a variety of unique circumstances. We outline these circumstances below, as well as provide more information about our management tactics in response to these circumstances.

Maryland

Maryland's economy continued to grow at a slow but steady pace during the 12 month period. A number of factors contributed to the economic growth, including strong activity from the port of Baltimore, increased federal defense spending, and close ties to the vibrant Washington, D.C.


--------------------------------------------------------------------------------
1For each state, the Lipper peer group returns shown represent the average annualized total return for all reporting funds for the periods ended May 31, 2004. The Lipper peer categories contained 36, 30 and 19 funds in the Lipper Maryland Municipal Debt Funds Category, 62, 60 and 42 funds in the Lipper Pennsylvania Municipal Debt Funds Category and 35, 30 and 23 funds in the Lipper Virginia Municipal Debt Funds Category for the respective one-, five- and ten-year periods ended May 31, 2004. The returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charges.
2The Lehman Brothers Municipal Bond Index is an unmanaged index composed of a broad range of investment-grade municipal bonds and does not reflect any initial or ongoing expenses. You cannot invest directly in an index.

                             Annual Report  Page 3
economy. Renewed growth in the state's aerospace, medical research, security, and distribution industries also added to the expansion, which enabled the state to maintain a very low unemployment rate of 4.0 percent as of May 2004, considerably below the national average of 5.6 percent. Maryland's fully funded revenue stabilization fund, equaling 5 percent of spending, contributed to the state's fiscal health. Accordingly, bond rating agencies Moody's and Standard & Poor's maintained Aaa/AAA ratings and stable outlooks for the state.

For the 12-months ended May 31, 2004, the Nuveen Maryland Municipal Bond Fund outperformed the Lipper Maryland Municipal Debt Funds category average and slightly underperformed the national Lehman Brothers Municipal Bond Index. A sizeable weighting in lower-investment-grade securities, especially BBB-rated bonds, had a positive impact on performance. Also helping results were the Fund's holdings of multi-family housing bonds, which posted solid returns during the reporting period. A third favorable factor was the Fund's position in industrial development and pollution control revenue bonds, generally lower-rated bonds for projects operated by corporate entities such as resource recovery facilities or cogeneration plants. These types of securities fared well during the period as the economy and corporate earnings recovered.

Counterbalancing these positive influences was disappointing performance from the Fund's position in inverse floating-rate securities. Because of their long duration (and corresponding sensitivity to interest rate movements), these bonds tended to underperform as interest rates rose during the period. Also, the Fund was hurt by its weighting in AAA-rated securities, especially general obligation bonds, which generally did not perform as well as lower-rated bonds during the 12 month period.

Turnover was relatively modest during the period. When we did make purchases, we tended to emphasize the long-intermediate sector of the yield curve, especially the 10- to 20-year maturity range, which we believed offered investors the greatest amount of relative value. We also saw value opportunities in the healthcare sector, which occupied 16 percent of the portfolio at the period's close. Some of the turnover was the result of bond calls, especially in the single-family housing sector. As issuers redeemed these securities, we looked to invest the proceeds in the areas mentioned above. Finally, throughout the period, we sought to manage the Fund's overall average duration to mitigate the Fund's exposure to rising interest rates.

Pennsylvania

At period end, Pennsylvania maintained credit ratings of AA with a stable outlook from Standard & Poor's and Aa2 with a stable outlook from Moody's. Pennsylvania's conservative financial management helped it weather recent budget problems better than many other states. Increased tax collections also helped the state's financial situation. For the first five months of the 2004 fiscal year, revenues came in $284 million ahead of budget projections. Pennsylvania, in fact, expected to end its fiscal year with a budget surplus of between $100 and $150 million. The state's debt burden, just 1.7 percent of personal income, remained low compared to that of many other states.

For the 12 months ended May 31, 2004, the Nuveen Pennsylvania Municipal Bond Fund outperformed the Lipper Pennsylvania Municipal Debt Funds category average, as well as the national Lehman Brothers Municipal Bond Index. The Fund's performance benefited from a relatively large weighting in BBB-rated bonds, which accounted for 23 percent of the portfolio at the end of the period. The Fund also was helped by its weighting in nonrated bonds, hospital bonds and industrial development and pollution control revenue bonds. A less favorable impact was supplied by the Fund's large position in AAA-rated insured securities, which tended to be underperformers during the 12 month period. As of May 31, 2004, 54 percent of the portfolio was held in AAA/U.S. Guaranteed bonds.


                             Annual Report  Page 4

We did not make substantial changes to the portfolio during the 12 month period, maintaining the Fund's relatively large position in lower-rated bonds along with a large weighting in insured credits. When we did make new purchases, we focused on the long-intermediate portion of the yield curve, as we believed that its 10- to 20-year maturity range provided the Fund with the best value potential. The Fund's duration, or sensitivity to interest rates, remained relatively steady throughout the 12-month period as a result of our efforts to mitigate the Fund's interest rate risk in a fluctuating rate environment.

Virginia

Virginia's economy continued to be stronger than most states, benefiting from growth in construction as well as in professional and business services. Increased federal spending and tourism also helped. Virginia's May 2004 unemployment rate stood at just 3.4 percent, considerably below the national average of 5.6 percent. Economic growth, however, remained concentrated in the northern section of the commonwealth and the Norfolk area, while the rest of Virginia continued to face substantial challenges. In recent years, Virginia has experienced a sharp drop in tax revenues, leading to a nearly $2 billion shortfall in the commonwealth's budget for the 2002-04 fiscal years. To close that gap, the commonwealth implemented a series of spending cuts and relied on one-time revenues and fee increases. On the positive side, Virginia was projected to realize growth in general fund revenues, and revenue collections were on track to meet the commonwealth's goal. At the end of this reporting period, Virginia maintained its high credit ratings of Aaa from Moody's and AAA from Standard & Poor's.

For the 12 months ended May 31, 2004, the Nuveen Virginia Municipal Bond Fund outperformed the Lipper Virginia Municipal Debt Funds category average, and the national Lehman Brothers Municipal Bond Index. The Fund's outperformance can be attributed in part to a significant weighting in lower-rated bonds, with about 19 percent of the portfolio invested in BBB or lower rated and nonrated securities. Both sectors performed very well on a relative basis during the 12 month period. Also, the Fund benefited from a number of formerly distressed holdings that continued to recover from their depressed levels in prior years. Finally, the portfolio included a number of shorter-maturity bonds, which performed better than their longer-term counterparts as many investors seemingly began seeking securities that were less sensitive to rising interest rates.

We made only modest changes to the Fund's portfolio during the period. The Fund's credit quality remained relatively high, with more than half of the portfolio's assets invested in AAA/U.S. Guaranteed bonds. When we did make new purchases, the bonds tended to be in higher-quality securities, especially the general obligation sector. Many of these new purchases were concentrated on the intermediate portion of the yield curve, which in our opinion offered the most compelling value for shareholders. The Fund's duration, or sensitivity to interest rates, rose during the period as more bonds in the portfolio became priced to their maturity dates instead of their shorter call dates. Nevertheless, we were careful to manage duration by selling longer bonds when appropriate, a strategy we considered prudent given the rising-rate environment.


                             Annual Report  Page 5

     Nuveen Maryland Municipal Bond Fund

     Growth of an Assumed $10,000 Investment

                                    [CHART]

                      Nuveen Maryland Municipal Bond Fund
                    Growth of an Assumed $10,000 Investment

           Nuveen MD Municipal   Nuveen MD Municipal       Lehman Brothers
             Bond Fund (NAV)     Bond Fund (Offer Price)   Municipal Bond Index
             ---------------     -----------------------   --------------------
   5/31/94      10,000                 9,580                    10,000
   6/30/94       9,950                 9,532                     9,938
   7/31/94      10,103                 9,679                    10,121
   8/31/94      10,124                 9,699                    10,156
   9/30/94       9,961                 9,543                    10,007
  10/31/94       9,787                 9,376                     9,829
  11/30/94       9,519                 9,119                     9,651
  12/31/94       9,803                 9,391                     9,864
   1/31/95      10,098                 9,674                    10,145
   2/28/95      10,415                 9,977                    10,440
   3/31/95      10,533                10,091                    10,560
   4/30/95      10,578                10,133                    10,573
   5/31/95      10,899                10,442                    10,910
   6/30/95      10,815                10,361                    10,815
   7/31/95      10,892                10,435                    10,917
   8/31/95      10,990                10,529                    11,056
   9/30/95      11,045                10,581                    11,126
  10/31/95      11,188                10,718                    11,288
  11/30/95      11,352                10,875                    11,475
  12/31/95      11,462                10,981                    11,585
   1/31/96      11,517                11,033                    11,673
   2/29/96      11,452                10,971                    11,594
   3/31/96      11,319                10,843                    11,446
   4/30/96      11,309                10,834                    11,413
   5/31/96      11,310                10,835                    11,409
   6/30/96      11,389                10,910                    11,533
   7/31/96      11,490                11,008                    11,638
   8/31/96      11,490                11,008                    11,635
   9/30/96      11,627                11,139                    11,797
  10/31/96      11,730                11,238                    11,931
  11/30/96      11,903                11,403                    12,149
  12/31/96      11,869                11,371                    12,098
   1/31/97      11,869                11,371                    12,121
   2/28/97      11,963                11,461                    12,232
   3/31/97      11,860                11,362                    12,069
   4/30/97      11,921                11,420                    12,170
   5/31/97      12,063                11,556                    12,353
   6/30/97      12,158                11,647                    12,485
   7/31/97      12,432                11,909                    12,831
   8/31/97      12,351                11,832                    12,710
   9/30/97      12,472                11,948                    12,861
  10/31/97      12,545                12,018                    12,944
  11/30/97      12,607                12,077                    13,020
  12/31/97      12,766                12,230                    13,210
   1/31/98      12,887                12,346                    13,346
   2/28/98      12,887                12,346                    13,350
   3/31/98      12,911                12,369                    13,362
   4/30/98      12,851                12,311                    13,302
   5/31/98      13,023                12,476                    13,512
   6/30/98      13,072                12,523                    13,566
   7/31/98      13,084                12,535                    13,600
   8/31/98      13,270                12,713                    13,810
   9/30/98      13,420                12,856                    13,982
  10/31/98      13,408                12,845                    13,982
  11/30/98      13,471                12,905                    14,031
  12/31/98      13,483                12,917                    14,066
   1/31/99      13,610                13,038                    14,233
   2/28/99      13,547                12,978                    14,171
   3/31/99      13,547                12,978                    14,191
   4/30/99      13,573                13,003                    14,226
   5/31/99      13,497                12,930                    14,144
   6/30/99      13,304                12,745                    13,940
   7/31/99      13,317                12,758                    13,991
   8/31/99      13,109                12,559                    13,879
   9/30/99      13,032                12,485                    13,885
  10/31/99      12,809                12,271                    13,734
  11/30/99      12,916                12,373                    13,880
  12/31/99      12,797                12,259                    13,777
   1/31/00      12,678                12,145                    13,717
   2/29/00      12,864                12,324                    13,876
   3/31/00      13,146                12,594                    14,179
   4/30/00      13,105                12,554                    14,095
   5/31/00      12,995                12,450                    14,022
   6/30/00      13,308                12,749                    14,394
   7/31/00      13,444                12,879                    14,594
   8/31/00      13,635                13,062                    14,819
   9/30/00      13,579                13,009                    14,742
  10/31/00      13,703                13,127                    14,903
  11/30/00      13,827                13,246                    15,015
  12/31/00      14,165                13,570                    15,386
   1/31/01      14,248                13,649                    15,539
   2/28/01      14,345                13,743                    15,588
   3/31/01      14,458                13,850                    15,728
   4/30/01      14,287                13,687                    15,557
   5/31/01      14,472                13,864                    15,725
06/30/2001      14,586                13,974                    15,830
07/31/2001      14,772                14,152                    16,065
08/31/2001      15,031                14,400                    16,329
09/30/2001      14,930                14,303                    16,275
10/31/2001      15,089                14,456                    16,468
11/30/2001      14,973                14,344                    16,330
12/31/2001      14,856                14,232                    16,175
01/31/2002      15,047                14,415                    16,456
02/28/2002      15,240                14,600                    16,654
03/31/2002      14,977                14,347                    16,328
04/30/2002      15,216                14,577                    16,647
05/31/2002      15,323                14,679                    16,748
06/30/2002      15,505                14,853                    16,925
07/31/2002      15,702                15,043                    17,143
08/31/2002      15,885                15,218                    17,349
09/30/2002      16,281                15,597                    17,729
10/31/2002      15,934                15,264                    17,435
11/30/2002      15,888                15,221                    17,363
12/31/2002      16,256                15,573                    17,729
01/31/2003      16,133                15,455                    17,684
02/28/2003      16,411                15,721                    17,931
03/31/2003      16,395                15,706                    17,942
04/30/2003      16,566                15,870                    18,061
05/31/2003      16,969                16,256                    18,484
06/30/2003      16,856                16,148                    18,405
07/31/2003      16,192                15,512                    17,761
08/31/2003      16,331                15,645                    17,893
09/30/2003      16,819                16,113                    18,419
10/31/2003      16,737                16,034                    18,327
11/30/2003      16,957                16,245                    18,518
12/31/2003      17,116                16,397                    18,671
01/31/2004      17,177                16,456                    18,778
02/29/2004      17,511                16,775                    19,061
03/31/2004      17,425                16,693                    18,994
04/30/2004      16,998                16,284                    18,544
05/31/2004      16,944                16,233                    18,477



================================================================================

     Nuveen Pennsylvania Municipal Bond Fund

     Growth of an Assumed $10,000 Investment

                                    [CHART]

                     Nuveen Pennsylvania Municipal Bond Fund
                    Growth of an Assumed $10,000 Investment

                Nuv/Flg PA         Nuv/Flg PA               Lehman Brothers
                Municipal          Municipal Bond           Municipal
                Bond Fund (NAV)    Fund (Offer Price)       Bond Index
                ---------------    -----------------------  ---------------
   5/31/94       10,000               9,580                     10,000
   6/30/94        9,940               9,523                      9,938
   7/31/94       10,132               9,706                     10,121
   8/31/94       10,163               9,736                     10,156
   9/30/94       10,012               9,591                     10,007
  10/31/94        9,851               9,437                      9,829
  11/30/94        9,677               9,271                      9,651
  12/31/94        9,914               9,498                      9,864
   1/31/95       10,163               9,736                     10,145
   2/28/95       10,418               9,981                     10,440
   3/31/95       10,472              10,033                     10,560
   4/30/95       10,483              10,043                     10,573
   5/31/95       10,789              10,336                     10,910
   6/30/95       10,683              10,235                     10,815
   7/31/95       10,759              10,307                     10,917
   8/31/95       10,889              10,432                     11,056
   9/30/95       10,911              10,453                     11,126
  10/31/95       11,075              10,610                     11,288
  11/30/95       11,302              10,827                     11,475
  12/31/95       11,432              10,952                     11,585
   1/31/96       11,508              11,025                     11,673
   2/29/96       11,394              10,916                     11,594
   3/31/96       11,206              10,736                     11,446
   4/30/96       11,148              10,680                     11,413
   5/31/96       11,203              10,732                     11,409
   6/30/96       11,323              10,847                     11,533
   7/31/96       11,434              10,953                     11,638
   8/31/96       11,421              10,941                     11,635
   9/30/96       11,611              11,123                     11,797
  10/31/96       11,734              11,241                     11,931
  11/30/96       11,902              11,402                     12,149
  12/31/96       11,863              11,365                     12,098
   1/31/97       11,874              11,375                     12,121
   2/28/97       11,987              11,483                     12,232
   3/31/97       11,855              11,357                     12,069
   4/30/97       11,957              11,455                     12,170
   5/31/97       12,141              11,631                     12,353
   6/30/97       12,280              11,764                     12,485
   7/31/97       12,621              12,091                     12,831
   8/31/97       12,521              11,995                     12,710
   9/30/97       12,661              12,130                     12,861
  10/31/97       12,754              12,218                     12,944
  11/30/97       12,847              12,307                     13,020
  12/31/97       13,051              12,503                     13,210
   1/31/98       13,182              12,628                     13,346
   2/28/98       13,190              12,636                     13,350
   3/31/98       13,223              12,667                     13,362
   4/30/98       13,157              12,604                     13,302
   5/31/98       13,364              12,803                     13,512
   6/30/98       13,435              12,871                     13,566
   7/31/98       13,391              12,828                     13,600
   8/31/98       13,586              13,016                     13,810
   9/30/98       13,744              13,167                     13,982
  10/31/98       13,700              13,125                     13,982
  11/30/98       13,745              13,168                     14,031
  12/31/98       13,763              13,185                     14,066
   1/31/99       13,858              13,276                     14,233
   2/28/99       13,810              13,230                     14,171
   3/31/99       13,840              13,259                     14,191
   4/30/99       13,897              13,313                     14,226
   5/31/99       13,822              13,241                     14,144
   6/30/99       13,614              13,043                     13,940
   7/31/99       13,618              13,046                     13,991
   8/31/99       13,394              12,831                     13,879
   9/30/99       13,316              12,757                     13,885
  10/31/99       13,090              12,540                     13,734
  11/30/99       13,173              12,620                     13,880
  12/31/99       13,006              12,460                     13,777
   1/31/00       12,831              12,292                     13,717
   2/29/00       12,999              12,453                     13,876
   3/31/00       13,318              12,759                     14,179
   4/30/00       13,252              12,695                     14,095
   5/31/00       13,102              12,551                     14,022
   6/30/00       13,412              12,848                     14,394
   7/31/00       13,681              13,106                     14,594
   8/31/00       13,951              13,365                     14,819
   9/30/00       13,897              13,314                     14,742
  10/31/00       14,028              13,439                     14,903
  11/30/00       14,104              13,511                     15,015
  12/31/00       14,409              13,804                     15,386
   1/31/01       14,514              13,905                     15,539
   2/28/01       14,620              14,006                     15,588
   3/31/01       14,755              14,135                     15,728
   4/30/01       14,599              13,986                     15,557
   5/31/01       14,780              14,159                     15,725
06/30/2001       14,946              14,319                     15,830
07/31/2001       15,203              14,564                     16,065
08/31/2001       15,430              14,782                     16,329
09/30/2001       15,406              14,759                     16,275
10/31/2001       15,486              14,835                     16,468
11/30/2001       15,461              14,812                     16,330
12/31/2001       15,332              14,688                     16,175
01/31/2002       15,519              14,867                     16,456
02/28/2002       15,692              15,033                     16,654
03/31/2002       15,438              14,789                     16,328
04/30/2002       15,658              15,000                     16,647
05/31/2002       15,725              15,064                     16,748
06/30/2002       15,885              15,218                     16,925
07/31/2002       16,030              15,357                     17,143
08/31/2002       16,142              15,464                     17,349
09/30/2002       16,442              15,751                     17,729
10/31/2002       16,208              15,528                     17,435
11/30/2002       16,160              15,482                     17,363
12/31/2002       16,477              15,785                     17,729
01/31/2003       16,412              15,723                     17,684
02/28/2003       16,651              15,952                     17,931
03/31/2003       16,650              15,951                     17,942
04/30/2003       16,827              16,120                     18,061
05/31/2003       17,196              16,474                     18,484
06/30/2003       17,096              16,378                     18,405
07/31/2003       16,524              15,830                     17,761
08/31/2003       16,652              15,953                     17,893
09/30/2003       17,060              16,343                     18,419
10/31/2003       17,025              16,309                     18,327
11/30/2003       17,202              16,480                     18,518
12/31/2003       17,314              16,587                     18,671
01/31/2004       17,393              16,663                     18,778
02/29/2004       17,707              16,963                     19,061
03/31/2004       17,635              16,895                     18,994
04/30/2004       17,244              16,520                     18,544
05/31/2004       17,223              16,500                     18,477



The graphs do not reflect the deduction of taxes, such as state and local income taxes or capital gains taxes, that a shareholder may pay on Fund distributions or the redemption of shares.

The index comparisons show the change in value of a $10,000 investment in the Class A shares of the Nuveen Funds compared with the Lehman Brothers Municipal Bond Index. The Lehman Brothers Municipal Bond Index is an unmanaged index composed of a broad range of investment-grade municipal bonds. The index does not reflect any initial or ongoing expenses. You cannot invest directly in an index. The Nuveen Funds' returns include reinvestment of all dividends and distributions, and the Funds' returns at the offer price depicted in the charts reflect the initial maximum sales charge applicable to A shares (4.20%) and all ongoing Fund expenses. The performance data quoted represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance shown.


                             Annual Report  Page 6

     Nuveen Virginia Municipal Bond Fund

     Growth of an Assumed $10,000 Investment

                                    [CHART]

                      Nuveen Virginia Municipal Bond Fund
                    Growth of an Assumed $10,000 Investment

                  Nuv/Flg VA        Nuv/Flg VA              Lehman Brothers
                  Municipal Bond    Municipal Bond          Municipal
                  Fund (NAV)        Fund (Offer Price)      Bond Index
                  ----------        ------------------      ---------------
   5/31/94          10,000                 9,580                10,000
   6/30/94           9,903                 9,487                 9,938
   7/31/94          10,097                 9,673                10,121
   8/31/94          10,135                 9,710                10,156
   9/30/94           9,957                 9,539                10,007
  10/31/94           9,780                 9,369                 9,829
  11/30/94           9,561                 9,159                 9,651
  12/31/94           9,819                 9,407                 9,864
   1/31/95          10,118                 9,693                10,145
   2/28/95          10,405                 9,968                10,440
   3/31/95          10,465                10,026                10,560
   4/30/95          10,473                10,034                10,573
   5/31/95          10,799                10,346                10,910
   6/30/95          10,685                10,236                10,815
   7/31/95          10,756                10,305                10,917
   8/31/95          10,860                10,403                11,056
   9/30/95          10,920                10,462                11,126
  10/31/95          11,097                10,631                11,288
  11/30/95          11,305                10,830                11,475
  12/31/95          11,419                10,939                11,585
   1/31/96          11,470                10,989                11,673
   2/29/96          11,412                10,933                11,594
   3/31/96          11,229                10,758                11,446
   4/30/96          11,172                10,703                11,413
   5/31/96          11,235                10,763                11,409
   6/30/96          11,339                10,863                11,533
   7/31/96          11,446                10,965                11,638
   8/31/96          11,443                10,963                11,635
   9/30/96          11,626                11,138                11,797
  10/31/96          11,735                11,242                11,931
  11/30/96          11,908                11,408                12,149
  12/31/96          11,874                11,375                12,098
   1/31/97          11,896                11,397                12,121
   2/28/97          11,995                11,491                12,232
   3/31/97          11,869                11,371                12,069
   4/30/97          11,990                11,487                12,170
   5/31/97          12,158                11,647                12,353
   6/30/97          12,269                11,753                12,485
   7/31/97          12,599                12,070                12,831
   8/31/97          12,516                11,990                12,710
   9/30/97          12,639                12,109                12,861
  10/31/97          12,741                12,205                12,944
  11/30/97          12,820                12,281                13,020
  12/31/97          12,993                12,447                13,210
   1/31/98          13,117                12,566                13,346
   2/28/98          13,124                12,573                13,350
   3/31/98          13,154                12,602                13,362
   4/30/98          13,090                12,540                13,302
   5/31/98          13,289                12,730                13,512
   6/30/98          13,356                12,795                13,566
   7/31/98          13,387                12,825                13,600
   8/31/98          13,562                12,993                13,810
   9/30/98          13,714                13,138                13,982
  10/31/98          13,696                13,121                13,982
  11/30/98          13,764                13,186                14,031
  12/31/98          13,781                13,203                14,066
   1/31/99          13,885                13,302                14,233
   2/28/99          13,852                13,270                14,171
   3/31/99          13,856                13,274                14,191
   4/30/99          13,897                13,314                14,226
   5/31/99          13,814                13,234                14,144
   6/30/99          13,641                13,068                13,940
   7/31/99          13,645                13,072                13,991
   8/31/99          13,497                12,930                13,879
   9/30/99          13,451                12,886                13,885
  10/31/99          13,237                12,681                13,734
  11/30/99          13,344                12,784                13,880
  12/31/99          13,203                12,648                13,777
   1/31/00          13,116                12,565                13,717
   2/29/00          13,317                12,758                13,876
   3/31/00          13,598                13,027                14,179
   4/30/00          13,538                12,969                14,095
   5/31/00          13,437                12,873                14,022
   6/30/00          13,762                13,184                14,394
   7/31/00          13,954                13,368                14,594
   8/31/00          14,160                13,566                14,819
   9/30/00          14,098                13,506                14,742
  10/31/00          14,212                13,615                14,903
  11/30/00          14,285                13,685                15,015
  12/31/00          14,634                14,020                15,386
   1/31/01          14,708                14,090                15,539
   2/28/01          14,810                14,188                15,588
   3/31/01          14,940                14,312                15,728
   4/30/01          14,779                14,158                15,557
   5/31/01          14,951                14,323                15,725
06/30/2001          15,055                14,423                15,830
07/31/2001          15,243                14,603                16,065
08/31/2001          15,460                14,811                16,329
09/30/2001          15,338                14,694                16,275
10/31/2001          15,486                14,836                16,468
11/30/2001          15,392                14,745                16,330
12/31/2001          15,255                14,614                16,175
01/31/2002          15,419                14,771                16,456
02/28/2002          15,585                14,930                16,654
03/31/2002          15,345                14,701                16,328
04/30/2002          15,557                14,903                16,647
05/31/2002          15,652                14,994                16,748
06/30/2002          15,791                15,128                16,925
07/31/2002          15,976                15,305                17,143
08/31/2002          16,116                15,439                17,349
09/30/2002          16,436                15,746                17,729
10/31/2002          16,085                15,410                17,435
11/30/2002          16,033                15,360                17,363
12/31/2002          16,396                15,707                17,729
01/31/2003          16,237                15,555                17,684
02/28/2003          16,516                15,822                17,931
03/31/2003          16,506                15,813                17,942
04/30/2003          16,711                16,009                18,061
05/31/2003          17,101                16,383                18,484
06/30/2003          17,029                16,314                18,405
07/31/2003          16,429                15,739                17,761
08/31/2003          16,575                15,879                17,893
09/30/2003          17,034                16,319                18,419
10/31/2003          17,024                16,309                18,327
11/30/2003          17,232                16,509                18,518
12/31/2003          17,393                16,662                18,671
01/31/2004          17,507                16,772                18,778
02/29/2004          17,814                17,066                19,061
03/31/2004          17,721                16,977                18,994
04/30/2004          17,306                16,579                18,544
05/31/2004          17,244                16,520                18,477



The graph does not reflect the deduction of taxes, such as state and local taxes or capital gains taxes, that a shareholder may pay on Fund distributions or the redemption of shares.

The index comparison shows the change in value of a $10,000 investment in the Class A shares of the Nuveen Fund compared with the Lehman Brothers Municipal Bond Index. The Lehman Brothers Municipal Bond Index is an unmanaged index comprised of a broad range of investment-grade municipal bonds. The index does not reflect any initial or ongoing expenses. You cannot invest directly in an index. The Nuveen Fund returns include reinvestment of all dividends and distributions, and the Fund's return at the offer price depicted in the chart reflects the initial maximum sales charge applicable to A shares (4.20%) and all ongoing Fund expenses. The performance data quoted represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance shown.


                             Annual Report  Page 7

  Fund Spotlight as of 5/31/04               Nuveen Maryland Municipal Bond Fund
================================================================================

   Quick Facts
                                          A Shares B Shares C Shares R Shares
   --------------------------------------------------------------------------
   NAV                                      $10.36   $10.38   $10.35   $10.39
   --------------------------------------------------------------------------
   Latest Monthly Dividend/1/              $0.0370  $0.0305  $0.0325  $0.0390
   --------------------------------------------------------------------------
   Latest Ordinary Income Distribution/2/  $0.0012  $0.0012  $0.0012  $0.0012
   --------------------------------------------------------------------------
   Inception Date                          9/07/94  3/06/97  9/16/94  2/28/92
   --------------------------------------------------------------------------

Returns are historical and do not guarantee future performance. Returns without sales charges would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Class R share returns are actual. Class A, B and C share returns are actual for the period since class inception; returns prior to class inception are Class R share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a contingent deferred sales charge (CDSC), also known as a back-end sales charge, that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return.

                  Average Annual Total Returns as of 5/31/04

                  A Shares                         NAV  Offer
                  -------------------------------------------
                  1-Year                        -0.15% -4.30%
                  -------------------------------------------
                  5-Year                         4.66%  3.76%
                  -------------------------------------------
                  10-Year                        5.42%  4.97%
                  -------------------------------------------

                  B Shares                    w/o CDSC w/CDSC
                  -------------------------------------------
                  1-Year                        -0.78% -4.62%
                  -------------------------------------------
                  5-Year                         3.89%  3.72%
                  -------------------------------------------
                  10-Year                        4.83%  4.83%
                  -------------------------------------------

                  C Shares                         NAV
                  -------------------------------------------
                  1-Year                        -0.66%
                  -------------------------------------------
                  5-Year                         4.08%
                  -------------------------------------------
                  10-Year                        4.81%
                  -------------------------------------------

                  R Shares                         NAV
                  -------------------------------------------
                  1-Year                         0.17%
                  -------------------------------------------
                  5-Year                         4.88%
                  -------------------------------------------
                  10-Year                        5.66%
                  -------------------------------------------
                  Tax-Free Yields

                  A Shares                         NAV  Offer
                  -------------------------------------------
                  Dividend Yield/3/              4.28%  4.10%
                  -------------------------------------------
                  SEC 30-Day Yield/3/            3.81%  3.65%
                  -------------------------------------------
                  Taxable-Equivalent Yield/4/    5.56%  5.33%
                  -------------------------------------------

                  B Shares                         NAV
                  -------------------------------------------
                  Dividend Yield/3/              3.52%
                  -------------------------------------------
                  SEC 30-Day Yield/3/            3.24%
                  -------------------------------------------
                  Taxable-Equivalent Yield/4/    4.73%
                  -------------------------------------------

                  C Shares                         NAV
                  -------------------------------------------
                  Dividend Yield/3/              3.76%
                  -------------------------------------------
                  SEC 30-Day Yield/3/            3.44%
                  -------------------------------------------
                  Taxable-Equivalent Yield/4/    5.02%
                  -------------------------------------------

                  R Shares                         NAV
                  -------------------------------------------
                  Dividend Yield/3/              4.50%
                  -------------------------------------------
                  SEC 30-Day Yield/3/            4.18%
                  -------------------------------------------
                  Taxable-Equivalent Yield/4/    6.10%
                  -------------------------------------------

                            Average Annual Total Returns as of 6/30/04

                            A Shares            NAV        Offer
                            ------------------------------------------
                            1-Year            0.98%       -3.26%
                            ------------------------------------------
                            5-Year            5.05%        4.16%
                            ------------------------------------------
                            10-Year           5.52%        5.06%
                            ------------------------------------------

                            B Shares       w/o CDSC       w/CDSC
                            ------------------------------------------
                            1-Year            0.23%       -3.64%
                            ------------------------------------------
                            5-Year            4.26%        4.09%
                            ------------------------------------------
                            10-Year           4.92%        4.92%
                            ------------------------------------------

                            C Shares            NAV
                            ------------------------------------------
                            1-Year            0.46%
                            ------------------------------------------
                            5-Year            4.48%
                            ------------------------------------------
                            10-Year           4.91%
                            ------------------------------------------

                            R Shares            NAV
                            ------------------------------------------
                            1-Year            1.11%
                            ------------------------------------------
                            5-Year            5.26%
                            ------------------------------------------
                            10-Year           5.75%
                            ------------------------------------------

Bond Credit Quality/5/

                                    [CHART]

AAA/U.S. Guaranteed   46%
AA                    27%
A                      9%
BBB                   13%
NR                     3%
BB or Lower            2%

                  Top Five Sectors/5/
                  Tax Obligation/Limited                  19%
                  -------------------------------------------
                  Tax Obligation/General                  17%
                  -------------------------------------------
                  Healthcare                              16%
                  -------------------------------------------
                  Education and Civic Organizations       14%
                  -------------------------------------------
                  U.S. Guaranteed                         12%
                  -------------------------------------------
                  Portfolio Statistics
                  Net Assets ($000)                  $107,182
                  -------------------------------------------
                  Average Effective Maturity (Years)    16.10
                  -------------------------------------------
                  Average Duration                       7.00
                  -------------------------------------------

--------------------------------------------------------------------------------
1Paid June 1, 2004. This is the latest monthly tax-exempt dividend declared during the period ended May 31, 2004.
2Paid December 3, 2003. Capital gains and/or ordinary income are subject to federal taxation.
3The Dividend Yield is an investment's current annualized dividend divided by its current offering price while the SEC 30-Day Yield is a standardized measure of the average net yield of a fund's portfolio of bonds that accounts for the future amortization of premiums or discounts of bonds held in the fund's portfolio.
4The taxable-equivalent yield represents the yield that must be earned on a fully taxable investment in order to equal the yield on the Nuveen Investments Fund on an after-tax basis. With respect to investments that generate qualified dividend income that is taxable at a maximum rate of 15%, the taxable-equivalent yield is lower. The taxable-equivalent yield is based on the Fund's SEC 30-Day Yield on the indicated date and a combined federal and state income tax rate of 31.5%.
5As a percentage of total holdings as of May 31, 2004. Holdings are subject to change.

                             Annual Report  Page 8

  Fund Spotlight as of 5/31/04           Nuveen Pennsylvania Municipal Bond Fund

================================================================================

         Quick Facts
                                    A Shares B Shares C Shares R Shares
         --------------------------------------------------------------
         NAV                          $10.16   $10.16   $10.13   $10.14
         --------------------------------------------------------------
         Latest Monthly Dividend/1/  $0.0375  $0.0315  $0.0330  $0.0395
         --------------------------------------------------------------
         Inception Date             10/29/86  2/03/97  2/02/94  2/03/97
         --------------------------------------------------------------

Returns are historical and do not guarantee future performance. Returns without sales charges would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787

Class A share returns are actual. Class B, C and R share returns are actual for the period since class inception; returns prior to class inception are Class A share returns adjusted for differences in sales charges and (in the case of Classes B and C) expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a contingent deferred sales charge (CDSC), also known as a back-end sales charge, that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return.

                  Average Annual Total Returns as of 5/31/04

                  A Shares                         NAV  Offer
                  -------------------------------------------
                  1-Year                         0.16% -4.01%
                  -------------------------------------------
                  5-Year                         4.50%  3.60%
                  -------------------------------------------
                  10-Year                        5.58%  5.13%
                  -------------------------------------------
                  B Shares                    w/o CDSC w/CDSC
                  -------------------------------------------
                  1-Year                        -0.63% -4.46%
                  -------------------------------------------
                  5-Year                         3.71%  3.54%
                  -------------------------------------------
                  10-Year                        5.02%  5.02%
                  -------------------------------------------
                  C Shares                         NAV
                  -------------------------------------------
                  1-Year                        -0.37%
                  -------------------------------------------
                  5-Year                         3.91%
                  -------------------------------------------
                  10-Year                        5.00%
                  -------------------------------------------
                  R Shares                         NAV
                  -------------------------------------------
                  1-Year                         0.39%
                  -------------------------------------------
                  5-Year                         4.70%
                  -------------------------------------------
                  10-Year                        5.73%
                  -------------------------------------------

                  Tax-Free Yields

                  A Shares                         NAV  Offer
                  -------------------------------------------
                  Dividend Yield/2/              4.42%  4.24%
                  -------------------------------------------
                  SEC 30-Day Yield/2/            3.99%  3.82%
                  -------------------------------------------
                  Taxable-Equivalent Yield/3/    5.70%  5.46%
                  -------------------------------------------
                  B Shares                         NAV
                  -------------------------------------------
                  Dividend Yield/2/              3.72%
                  -------------------------------------------
                  SEC 30-Day Yield/2/            3.42%
                  -------------------------------------------
                  Taxable-Equivalent Yield/3/    4.89%
                  -------------------------------------------
                  C Shares                         NAV
                  -------------------------------------------
                  Dividend Yield/2/              3.90%
                  -------------------------------------------
                  SEC 30-Day Yield/2/            3.62%
                  -------------------------------------------
                  Taxable-Equivalent Yield/3/    5.17%
                  -------------------------------------------
                  R Shares                         NAV
                  -------------------------------------------
                  Dividend Yield/2/              4.67%
                  -------------------------------------------
                  SEC 30-Day Yield/2/            4.37%
                  -------------------------------------------
                  Taxable-Equivalent Yield/3/    6.24%
                  -------------------------------------------

                            Average Annual Total Returns as of 6/30/04

                            A Shares            NAV        Offer
                            ------------------------------------------
                            1-Year            1.11%       -3.13%
                            ------------------------------------------
                            5-Year            4.89%        4.00%
                            ------------------------------------------
                            10-Year           5.69%        5.23%
                            ------------------------------------------
                            B Shares       w/o CDSC       w/CDSC
                            ------------------------------------------
                            1-Year            0.32%       -3.55%
                            ------------------------------------------
                            5-Year            4.10%        3.93%
                            ------------------------------------------
                            10-Year           5.12%        5.12%
                            ------------------------------------------
                            C Shares            NAV
                            ------------------------------------------
                            1-Year            0.49%
                            ------------------------------------------
                            5-Year            4.30%
                            ------------------------------------------
                            10-Year           5.10%
                            ------------------------------------------
                            R Shares            NAV
                            ------------------------------------------
                            1-Year            1.25%
                            ------------------------------------------
                            5-Year            5.08%
                            ------------------------------------------
                            10-Year           5.84%
                            ------------------------------------------

Bond Credit Quality/4/

                                    [CHART]

AAA/U.S. Guaranteed   54%
AA                    14%
A                      1%
BBB                   23%
NR                     5%
BB or Lower            3%

                  Top Five Sectors/4/
                  Education and Civic Organizations       24%
                  -------------------------------------------
                  Transportation                          12%
                  -------------------------------------------
                  Tax Obligation/General                  11%
                  -------------------------------------------
                  U.S. Guaranteed                         11%
                  -------------------------------------------
                  Healthcare                              10%
                  -------------------------------------------
                  Portfolio Statistics
                  Net Assets ($000)                  $154,778
                  -------------------------------------------
                  Average Effective Maturity (Years)    17.58
                  -------------------------------------------
                  Average Duration                       6.76
                  -------------------------------------------

--------------------------------------------------------------------------------
1Paid June 1, 2004. This is the latest monthly tax-exempt dividend declared during the period ended May 31, 2004.
2The Dividend Yield is an investment's current annualized dividend divided by its current offering price while the SEC 30-Day Yield is a standardized measure of the average net yield of a fund's portfolio of bonds that accounts for the future amortization of premiums or discounts of bonds held in the fund's portfolio.
3The taxable-equivalent yield represents the yield that must be earned on a fully taxable investment in order to equal the yield on the Nuveen Investments Fund on an after-tax basis. With respect to investments that generate qualified dividend income that is taxable at a maximum rate of 15%, the taxable-equivalent yield is lower. The taxable-equivalent yield is based on the Fund's SEC 30-Day Yield on the indicated date and a combined federal and state income tax rate of 30%.
4As a percentage of total holdings as of May 31, 2004. Holdings are subject to change.

                             Annual Report  Page 9

  Fund Spotlight as of 5/31/04               Nuveen Virginia Municipal Bond Fund
================================================================================

      Quick Facts
                                       A Shares B Shares C Shares R Shares
      --------------------------------------------------------------------
      NAV                                $10.62   $10.59   $10.60   $10.59
      --------------------------------------------------------------------
      Latest Monthly Dividend/1/        $0.0420  $0.0355  $0.0370  $0.0440
      --------------------------------------------------------------------
      Latest Capital Gain and Ordinary
       Income Distribution/2/           $0.0190  $0.0190  $0.0190  $0.0190
      --------------------------------------------------------------------
      Inception Date                    3/27/86  2/03/97 10/04/93  2/03/97
      --------------------------------------------------------------------

Returns are historical and do not guarantee future performance. Returns without sales charges would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Class A share returns are actual. Class B, C and R share returns are actual for the period since class inception; returns prior to class inception are Class A share returns adjusted for differences in sales charges and (in the case of Classes B and C) expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a contingent deferred sales charge (CDSC), also known as a back-end sales charge, that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return.

                  Average Annual Total Returns as of 5/31/04

                  A Shares                         NAV  Offer
                  -------------------------------------------
                  1-Year                         0.84% -3.36%
                  -------------------------------------------
                  5-Year                         4.54%  3.64%
                  -------------------------------------------
                  10-Year                        5.60%  5.15%
                  -------------------------------------------

                  B Shares                    w/o CDSC w/CDSC
                  -------------------------------------------
                  1-Year                         0.02% -3.81%
                  -------------------------------------------
                  5-Year                         3.73%  3.56%
                  -------------------------------------------
                  10-Year                        5.02%  5.02%
                  -------------------------------------------

                  C Shares                         NAV
                  -------------------------------------------
                  1-Year                         0.28%
                  -------------------------------------------
                  5-Year                         3.96%
                  -------------------------------------------
                  10-Year                        5.01%
                  -------------------------------------------

                  R Shares                         NAV
                  -------------------------------------------
                  1-Year                         0.97%
                  -------------------------------------------
                  5-Year                         4.72%
                  -------------------------------------------
                  10-Year                        5.75%
                  -------------------------------------------
                  Tax-Free Yields

                  A Shares                         NAV  Offer
                  -------------------------------------------
                  Dividend Yield/3/              4.74%  4.54%
                  -------------------------------------------
                  SEC 30-Day Yield/3/            3.98%  3.81%
                  -------------------------------------------
                  Taxable-Equivalent Yield/4/    5.85%  5.60%
                  -------------------------------------------

                  B Shares                         NAV
                  -------------------------------------------
                  Dividend Yield/3/              4.02%
                  -------------------------------------------
                  SEC 30-Day Yield/3/            3.41%
                  -------------------------------------------
                  Taxable-Equivalent Yield/4/    5.01%
                  -------------------------------------------

                  C Shares                         NAV
                  -------------------------------------------
                  Dividend Yield/3/              4.18%
                  -------------------------------------------
                  SEC 30-Day Yield/3/            3.61%
                  -------------------------------------------
                  Taxable-Equivalent Yield/4/    5.31%
                  -------------------------------------------

                  R Shares                         NAV
                  -------------------------------------------
                  Dividend Yield/3/              4.98%
                  -------------------------------------------
                  SEC 30-Day Yield/3/            4.36%
                  -------------------------------------------
                  Taxable-Equivalent Yield/4/    6.41%
                  -------------------------------------------

                            Average Annual Total Returns as of 6/30/04

                            A Shares            NAV        Offer
                            ------------------------------------------
                            1-Year            1.76%       -2.50%
                            ------------------------------------------
                            5-Year            4.90%        4.01%
                            ------------------------------------------
                            10-Year           5.76%        5.30%
                            ------------------------------------------

                            B Shares       w/o CDSC       w/CDSC
                            ------------------------------------------
                            1-Year            0.94%       -2.93%
                            ------------------------------------------
                            5-Year            4.11%        3.94%
                            ------------------------------------------
                            10-Year           5.18%        5.18%
                            ------------------------------------------

                            C Shares            NAV
                            ------------------------------------------
                            1-Year            1.20%
                            ------------------------------------------
                            5-Year            4.33%
                            ------------------------------------------
                            10-Year           5.17%
                            ------------------------------------------

                            R Shares            NAV
                            ------------------------------------------
                            1-Year            1.90%
                            ------------------------------------------
                            5-Year            5.09%
                            ------------------------------------------
                            10-Year           5.90%
                            ------------------------------------------

Bond Credit Quality/5/

                                    [CHART]

AAA/U.S. Guaranteed   51%
AA                    20%
A                     10%
BBB                    9%
NR                     3%
BB or Lower            7%

                  Top Five Sectors/5/
                  Tax Obligation/Limited                  17%
                  -------------------------------------------
                  Tax Obligation/General                  12%
                  -------------------------------------------
                  Water and Sewer                         11%
                  -------------------------------------------
                  Transportation                          11%
                  -------------------------------------------
                  Healthcare                              11%
                  -------------------------------------------
                  Portfolio Statistics
                  Net Assets ($000)                  $238,473
                  -------------------------------------------
                  Average Effective Maturity (Years)    17.70
                  -------------------------------------------
                  Average Duration                       6.82
                  -------------------------------------------

--------------------------------------------------------------------------------
1Paid June 1, 2004. This is the latest monthly tax-exempt dividend declared during the period ended May 31, 2004.
2Paid December 3, 2003. Capital gains and/or ordinary income are subject to federal taxation.
3The Dividend Yield is an investment's current annualized dividend divided by its current offering price while the SEC 30-Day Yield is a standardized measure of the average net yield of a fund's portfolio of bonds that accounts for the future amortization of premiums or discounts of bonds held in the fund's portfolio.
4The taxable-equivalent yield represents the yield that must be earned on a fully taxable investment in order to equal the yield on the Nuveen Investments Fund on an after-tax basis. With respect to investments that generate qualified dividend income that is taxable at a maximum rate of 15%, the taxable-equivalent yield is lower. The taxable-equivalent yield is based on the Fund's SEC 30-Day Yield on the indicated date and a combined federal and state income tax rate of 32%.
5As a percentage of total holdings as of May 31, 2004. Holdings are subject to change.

                            Annual Report  Page 10

Portfolio of Investments
NUVEEN MARYLAND MUNICIPAL BOND FUND
May 31, 2004

   Principal                                                               Optional Call               Market
Amount (000) Description                                                     Provisions* Ratings**      Value
-------------------------------------------------------------------------------------------------------------
             Consumer Staples - 1.3%

    $  1,625 Puerto Rico, The Children's Trust Fund, Tobacco Settlement   5/12 at 100.00       BBB $1,390,610
              Asset-Backed Refunding Bonds, Series 2002, 5.375%, 5/15/33
-------------------------------------------------------------------------------------------------------------
             Education and Civic Organizations - 13.5%

         645 Hartford County, Maryland, Economic Development Revenue      4/14 at 100.00        A+    643,310
              Bonds, Battelle Memorial Institute, Series 2004, 5.250%,
              4/01/34

             Maryland Economic Development Corporation, Student Housing
             Revenue Bonds, Collegiate Housing Foundation - College
             Park, Series 1999A:
       1,250  5.750%, 6/01/19                                             6/09 at 102.00      Baa2  1,261,825
         250  5.750%, 6/01/24                                             6/09 at 102.00      Baa2    250,212

         600 Maryland Economic Development Corporation, Student Housing   7/11 at 101.00         A    615,894
              Revenue Bonds, Sheppard Pratt University Village, Series
              2001, 5.875%, 7/01/21 - ACA Insured

             Maryland Economic Development Corporation, Utility
             Infrastructure Revenue Bonds, University of Maryland -
             College Park Project, Series 2001:
       1,000  5.375%, 7/01/15 - AMBAC Insured                             7/11 at 100.00       AAA  1,072,010
         740  5.375%, 7/01/16 - AMBAC Insured                             7/11 at 100.00       AAA    793,287

         500 Maryland Health and Higher Educational Facilities            7/08 at 102.00      BBB-    502,115
              Authority, Educational Facilities Leasehold Mortgage
              Revenue Bonds, McLean School, Series 2001, 6.000%, 7/01/31

             Maryland Health and Higher Educational Facilities
             Authority, Revenue Bonds, Bullis School, Series 2000:
         250  5.250%, 7/01/25 - FSA Insured                               1/11 at 101.00       AAA    257,390
         500  5.250%, 7/01/30 - FSA Insured                               1/11 at 101.00       AAA    511,600

             Maryland Health and Higher Educational Facilities
             Authority, Mortgage Revenue Bonds, Green Acres School,
             Series 1998:
         665  5.300%, 7/01/18                                             7/06 at 102.00      BBB-    668,119
       1,525  5.300%, 7/01/28                                             7/06 at 102.00      BBB-  1,475,575

       1,000 Maryland Health and Higher Educational Facilities            7/08 at 102.00        AA  1,040,610
              Authority, Revenue Refunding Bonds, Johns Hopkins
              University, Series 1998, 5.125%, 7/01/20

         625 Maryland Health and Higher Educational Facilities            6/11 at 100.00      Baa1    628,781
              Authority, Revenue Bonds, Maryland Institute College of
              Art, Series 2001, 5.500%, 6/01/32

       1,500 Morgan State University, Maryland, Student Tuition and Fee     No Opt. Call       AAA  1,748,340
              Revenue Refunding Bonds, Academic Fees and Auxiliary
              Facilities, Series 1993, 6.100%, 7/01/20 - MBIA Insured

         550 Morgan State University, Maryland, Student Tuition and Fee   7/13 at 100.00       AAA    570,933
              Revenue Bonds, Academic Fees and Auxiliary Facilities,
              Series 2003A, 5.000%, 7/01/20 - FGIC Insured

             University of Maryland, Auxiliary Facility and Tuition
             Revenue Bonds, Series 2003A:
       1,000  5.000%, 4/01/15                                             4/13 at 100.00        AA  1,063,460
         500  5.000%, 4/01/19                                             4/13 at 100.00        AA    516,750

         750 University of Puerto Rico, University System Revenue Bonds,  6/10 at 100.00       AAA    828,750
              Series 2000O, 5.750%, 6/01/19 - MBIA Insured
-------------------------------------------------------------------------------------------------------------
             Healthcare - 16.0%

       2,165 Gaithersburg, Maryland, Nursing Home Revenue Refunding         No Opt. Call       AAA  2,560,870
              Bonds, Shady Grove Adventist Nursing and Rehabilitation
              Center Project, Series 1992, 6.500%, 9/01/12 - FSA Insured

         625 Maryland Health and Higher Educational Facilities              No Opt. Call       AAA    780,813
              Authority, Revenue Bonds, University of Maryland Medical
              System Issue, Series 1991B, 7.000%, 7/01/22 - FGIC Insured

       2,000 Maryland Health and Higher Educational Facilities            6/09 at 101.00         A  2,092,320
              Authority, Revenue Bonds, Kaiser Permanente System, Series
              1998A, 5.375%, 7/01/15

         750 Maryland Health and Higher Educational Facilities            7/10 at 101.00        A3    844,297
              Authority, Revenue Bonds, University of Maryland Medical
              System, Series 2000, 6.750%, 7/01/30

         750 Maryland Health and Higher Educational Facilities            7/11 at 100.00        A+    713,175
              Authority, Revenue Bonds, Greater Baltimore Medical
              Center, Series 2001, 5.000%, 7/01/34

         500 Maryland Health and Higher Educational Facilities            7/12 at 100.00         A    530,355
              Authority, Revenue Bonds, University of Maryland Medical
              System, Series 2002, 6.000%, 7/01/22

----
11

Portfolio of Investments
NUVEEN MARYLAND MUNICIPAL BOND FUND (continued)
May 31, 2004

   Principal                                                                Optional Call               Market
Amount (000) Description                                                      Provisions* Ratings**      Value
--------------------------------------------------------------------------------------------------------------
             Healthcare (continued)

    $  1,500 Maryland Health and Higher Educational Facilities             7/12 at 100.00      Baa1 $1,535,775
              Authority, Revenue Bonds, Carroll County General Hospital,
              Series 2002, 5.800%, 7/01/32

       1,000 Maryland Health and Higher Educational Facilities             7/12 at 100.00        A3    974,020
              Authority, Revenue Bonds, Frederick Memorial Hospital,
              Series 2002, 5.125%, 7/01/35

         800 Maryland Health and Higher Educational Facilities             7/12 at 100.00        A3    810,848
              Authority, Revenue Bonds, Union Hospital of Cecil County,
              Series 2002, 5.625%, 7/01/32

       1,785 Maryland Health and Higher Educational Facilities             7/13 at 100.00      Baa2  1,758,154
              Authority, Revenue Bonds, Kennedy Krieger Institute,
              Series 2003, 5.500%, 7/01/33

         500 Maryland Health and Higher Educational Facilities             7/13 at 100.00       AAA    504,890
              Authority, Revenue Bonds, University of Maryland Medical
              System, Series 2004B, 5.000%, 7/01/24 - AMBAC Insured

         500 Maryland Health and Higher Educational Facilities             8/14 at 100.00       BBB    478,000
              Authority, Revenue Bonds, Medstar Health, Series 2004,
              5.375%, 8/15/24

             Maryland Health and Higher Educational Facilities
             Authority, Revenue Bonds, LifeBridge Health System, Series
             2004A:
         165  4.750%, 7/01/28                                              7/14 at 100.00         A    151,152
         525  5.125%, 7/01/34                                              7/14 at 100.00         A    509,003

             Prince George's County, Maryland, Revenue Refunding and
             Project Bonds, Dimensions Health Corporation, Series 1994:
         295  4.850%, 7/01/04                                                No Opt. Call        B3    290,457
       2,000  5.375%, 7/01/14                                              7/04 at 102.00        B3  1,579,640

       1,000 Puerto Rico Industrial, Tourist, Educational, Medical, and    1/05 at 102.00       AAA  1,044,370
              Environmental Control Facilities Financing Authority,
              Hospital Revenue Bonds, Auxilio Mutuo Hospital, Series
              1995A, 6.250%, 7/01/16 - MBIA Insured
--------------------------------------------------------------------------------------------------------------
             Housing/Multifamily - 9.0%

         750 Baltimore County, Maryland, GNMA Collateralized Revenue      10/08 at 102.00       AAA    752,580
              Refunding Bonds, Cross Creek Apartments Project, Series
              1998A, 5.250%, 10/20/33

       2,000 Howard County, Maryland, Multifamily Housing Revenue          7/04 at 100.00      Baa2  2,006,060
              Refunding Bonds, Chase Glen Project, Series 1994, 7.000%,
              7/01/24 (Mandatory put 7/01/04)

         500 Maryland Community Development Administration, Housing        1/09 at 101.00       Aa2    503,230
              Revenue Bonds, Series 1999A, 5.350%, 7/01/41 (Alternative
              Minimum Tax)

       1,000 Maryland Community Development Administration, Housing        1/10 at 100.00       Aa2  1,044,410
              Revenue Bonds, Series 1999B, 6.250%, 7/01/32 (Alternative
              Minimum Tax)

       1,000 Maryland Community Development Administration, Multifamily   10/08 at 101.50       Aaa  1,006,560
              Development Revenue Bonds, Auburn Manor, Series 1998A,
              5.300%, 10/01/28 (Alternative Minimum Tax)

       1,000 Montgomery County Housing Opportunities Commission,           7/05 at 102.00       Aa2  1,030,200
              Maryland, GNMA/FHA-Insured Multifamily Housing Revenue
              Bonds, Series 1995A, 6.000%, 7/01/20

       1,420 Montgomery County Housing Opportunities Commission,           7/08 at 101.00       Aaa  1,428,747
              Maryland, FNMA/FHA-Insured Multifamily Housing Development
              Bonds, Series 1998A, 5.250%, 7/01/29 (Alternative Minimum
              Tax)

         860 Prince George's County Housing Authority, Maryland, GNMA     11/04 at 100.00       AAA    860,576
              Collateralized Mortgage Revenue Refunding Bonds, Foxglenn
              Apartments, Series 1998A, 5.450%, 11/20/14 (Alternative
              Minimum Tax)

       1,000 Prince George's County Housing Authority, Maryland, GNMA      9/09 at 102.00       AAA  1,044,860
              Collateralized Mortgage Revenue Bonds, University Landing
              Apartments, Series 1999, 6.100%, 3/20/41 (Alternative
              Minimum Tax)
--------------------------------------------------------------------------------------------------------------
             Housing/Single Family - 2.4%

         840 Maryland Community Development Administration, Residential    9/10 at 100.00       Aa2    867,955
              Revenue Bonds, Series 2000H, 5.800%, 9/01/32 (Alternative
              Minimum Tax)

       1,645 Prince George's County Housing Authority, Maryland,           8/07 at 102.00       AAA  1,689,201
              FHLMC/FNMA/GNMA Collateralized Single Family Mortgage
              Revenue Bonds, Series 1997A, 5.750%, 8/01/26 (Alternative
              Minimum Tax)

          40 Prince George's County Housing Authority, Maryland,           8/10 at 100.00       AAA     41,444
              FHLMC/FNMA/GNMA Collateralized Single Family Mortgage
              Revenue Bonds, Series 2000A, 6.150%, 8/01/19 (Alternative
              Minimum Tax)

----
12

   Principal                                                                Optional Call               Market
Amount (000) Description                                                      Provisions* Ratings**      Value
--------------------------------------------------------------------------------------------------------------
             Industrials - 0.5%

    $    500 Northeast Maryland Waste Disposal Authority, Resource         1/09 at 101.00       BBB $  494,025
              Recovery Revenue Bonds, Baltimore RESCO Retrofit Project,
              Series 1998, 4.750%, 1/01/12 (Alternative Minimum Tax)
--------------------------------------------------------------------------------------------------------------
             Long-Term Care - 2.5%

             Carroll County, Maryland, Revenue Refunding Bonds, EMA
             Obligated Group, Series 1999A:
         500  5.500%, 1/01/19 - RAAI Insured                               1/09 at 101.00        AA    521,860
         500  5.625%, 1/01/25 - RAAI Insured                               1/09 at 101.00        AA    513,165

       1,610 Maryland Economic Development Corporation, Health and         4/11 at 102.00       N/R  1,607,488
              Mental Hygiene Providers Revenue Bonds, Series 1996A,
              7.625%, 4/01/21
--------------------------------------------------------------------------------------------------------------
             Materials - 1.4%

       1,500 Baltimore, Maryland, Port Facilities Revenue Bonds,          10/04 at 101.00       AA-  1,520,880
              Consolidation Coal Sales Company Project, Series 1984B,
              6.500%, 10/01/11
--------------------------------------------------------------------------------------------------------------
             Tax Obligation/General - 16.5%

       3,000 Anne Arundel County, Maryland, General Obligation Bonds,        No Opt. Call       AA+  3,264,030
              Series 2003, 5.000%, 3/01/13

       1,000 Baltimore County, Maryland, Metropolitan District General     6/11 at 101.00       AAA  1,009,750
              Obligation Bonds, 67th Issue, 5.000%, 6/01/25

             Frederick County, Maryland, General Obligation Public
             Facilities Bonds, Series 2002:
       1,250  5.000%, 11/01/20                                            11/12 at 101.00        AA  1,297,813
       1,250  5.000%, 11/01/21                                            11/12 at 101.00        AA  1,289,425

         500 Frederick County, Maryland, Special Obligation Bonds,         7/10 at 102.00        AA    531,740
              Villages of Lake Linganore Community Development
              Authority, Series 2001A, 5.600%, 7/01/20 - RAAI Insured

       1,525 Howard County, Maryland, Consolidated Public Improvement      2/14 at 100.00       AAA  1,603,370
              Bonds, Series 2004B, 5.000%, 8/15/18

       3,000 Maryland, State and Local Facilities, RITES PA-816-R,           No Opt. Call       Aaa  4,124,190
              Series 2001, 13.512%, 3/01/15 (IF)

       1,000 Montgomery County, Maryland, General Obligation Refunding    10/11 at 101.00       AAA  1,099,330
              Bonds, Consolidated Public Improvement, Series 2001,
              5.250%, 10/01/13

         300 Northern Mariana Islands, General Obligation Bonds, Series    6/10 at 100.00         A    312,483
              2000A, 6.000%, 6/01/20 - ACA Insured

             Prince George's County, Maryland, General Obligation
             Consolidated Public Improvement Bonds, Series 2003A:
       1,000  5.000%, 10/01/17                                            10/13 at 100.00        AA  1,052,150
       2,000  5.000%, 10/01/18                                            10/13 at 100.00        AA  2,091,780
--------------------------------------------------------------------------------------------------------------
             Tax Obligation/Limited - 18.5%

         670 Anne Arundel County, Maryland, Tax Increment Financing          No Opt. Call       N/R    666,670
              Revenue Bonds, Parole Town Center Project, Series 2002,
              5.000%, 7/01/12

       1,075 Baltimore, Maryland, Certificates of Participation,          10/07 at 102.00       AAA  1,113,055
              Emergency Telecommunications Facilities, Series 1997A,
              5.000%, 10/01/17 - AMBAC Insured

       1,500 Baltimore, Maryland, Convention Center Revenue Refunding      9/08 at 102.00       AAA  1,541,235
              Bonds, Series 1998, 5.000%, 9/01/19 - MBIA Insured

       1,000 Baltimore Board of School Commissioners, Maryland, City       5/13 at 100.00       AA+  1,048,750
              Public School System Revenue Bonds, Series 2003A, 5.000%,
              5/01/17

       1,110 Maryland Community Development Administration,                6/10 at 101.00       Aaa  1,202,385
              Infrastructure Financing Bonds, Series 2000A, 5.875%,
              6/01/30 - MBIA Insured

       1,750 Maryland Department of Transportation, County                   No Opt. Call        AA  1,957,288
              Transportation Revenue Bonds, Series 2002, 5.500%, 2/01/16

         935 Maryland Economic Development Corporation, Lease Revenue      6/12 at 100.50       AA+    993,101
              Bonds, Department of Transportation Headquarters Building,
              Series 2002, 5.375%, 6/01/19

         650 Maryland Economic Development Corporation, Lease Revenue      9/12 at 100.00       AA+    687,005
              Bonds, Montgomery County Town Square Parking Garage,
              Series 2002A, 5.000%, 9/15/16

         835 Maryland Department of Transportation, Certificates of       10/10 at 101.00       AA+    875,940
              Participation, Mass Transit Administration Project, Series
              2000, 5.500%, 10/15/18 (Alternative Minimum Tax)

----
13

Portfolio of Investments
NUVEEN MARYLAND MUNICIPAL BOND FUND (continued)
May 31, 2004

   Principal                                                                Optional Call               Market
Amount (000) Description                                                      Provisions* Ratings**      Value
--------------------------------------------------------------------------------------------------------------
             Tax Obligation/Limited (continued)

    $  1,760 Maryland Stadium Authority, Lease Revenue Bonds, Convention  12/04 at 102.00       AAA $1,834,712
              Center Expansion, Series 1994, 5.875%, 12/15/12 - AMBAC
              Insured

       1,540 Maryland Stadium Authority, Lease Revenue Bonds, Montgomery   6/13 at 100.00       AA+  1,561,791
              County Conference Center Facilities, Series 2003, 5.000%,
              6/15/22

       1,470 Montgomery County, Maryland, Lease Revenue Bonds, Metrorail   6/12 at 100.00        AA  1,494,725
              Garage, Series 2002, 5.000%, 6/01/21

         500 Montgomery County, Maryland, Special Obligation Bonds, West   7/12 at 101.00        AA    517,400
              Germantown Development District, Senior Series 2002A,
              5.375%, 7/01/20 - RAAI Insured

         500 New Baltimore City Board of School Commissioners, Maryland,  11/10 at 100.00       AA+    532,830
              School System Revenue Bonds, Series 2000, 5.125%, 11/01/15

         700 Puerto Rico Highway and Transportation Authority, Highway       No Opt. Call       AAA    782,180
              Revenue Bonds, Series 2003AA, 5.500%, 7/01/19 - MBIA
              Insured

       1,000 Puerto Rico Municipal Finance Agency, Series 2002A, 5.250%,   8/12 at 100.00       AAA  1,060,800
              8/01/21 - FSA Insured

       1,500 Virgin Islands Public Finance Authority, Gross Receipts      10/10 at 101.00       BBB  1,672,050
              Taxes Loan Notes, Series 1999A, 6.500%, 10/01/24

         400 Washington Suburban Sanitary District, Montgomery and         6/08 at 102.00       AAA    421,196
              Prince George's Counties, Maryland, Water Supply Bonds,
              Series 1998, 5.000%, 6/01/15
--------------------------------------------------------------------------------------------------------------
             Transportation - 2.3%

       1,000 Maryland Transportation Authority, Revenue Bonds,             7/04 at 100.00       Aa3  1,015,000
              Transportation Facilities Projects, Series 1992, 5.750%,
              7/01/15

         500 Puerto Rico Ports Authority, Special Facilities Revenue       6/06 at 102.00       CCC    336,815
              Bonds, American Airlines Inc., Series 1996A, 6.250%,
              6/01/26 (Alternative Minimum Tax)

       1,000 District of Columbia Metropolitan Area Transit Authority,       No Opt. Call       AAA  1,091,200
              Gross Revenue Bonds, Series 2003, 5.000%, 1/01/12 - MBIA
              Insured
--------------------------------------------------------------------------------------------------------------
             U.S. Guaranteed - 11.7%

       1,250 Anne Arundel County, Maryland, Special Obligation Bonds,      7/09 at 102.00       AAA  1,496,963
              Arundel Mills Project, Series 1999, 7.100%, 7/01/29
              (Pre-refunded to 7/01/09)

       1,250 Baltimore County, Maryland, General Obligation Consolidated   8/12 at 100.00       AAA  1,367,725
              Public Improvement Bonds, Series 2002, 5.000%, 8/01/18
              (Pre-refunded to 8/01/12)

         750 Baltimore, Maryland, Revenue Refunding Bonds, Water           7/08 at 101.00       AAA    752,580
              Projects, Series 1998A, 5.000%, 7/01/28 - FGIC Insured

         665 Baltimore, Maryland, Revenue Refunding Bonds, Water System      No Opt. Call       AAA    678,114
              Projects, Series 1994A, 5.000%, 7/01/24 - FGIC Insured

         250 Baltimore, Maryland, Project and Revenue Refunding Bonds,     7/10 at 100.00       AAA    286,150
              Water Projects, Series 2000A, 6.000%, 7/01/19
              (Pre-refunded to 7/01/10) - FSA Insured

             Puerto Rico, The Children's Trust Fund, Tobacco Settlement
             Asset-Backed Bonds, Series 2000:
         880  5.750%, 7/01/20 (Pre-refunded to 7/01/10)                    7/10 at 100.00       AAA    946,783
         250  6.000%, 7/01/26 (Pre-refunded to 7/01/10)                    7/10 at 100.00       AAA    286,003

       1,000 Howard County, Maryland, Consolidated Public Improvement      2/12 at 100.00       AAA  1,108,510
              Refunding Bonds, Series 2002A, 5.250%, 8/15/18
              (Pre-refunded to 2/15/12)

       1,100 Howard County, Maryland, Consolidated Public Improvement      8/12 at 100.00       AAA  1,203,774
              Refunding Bonds, Series 2003A, 5.000%, 8/15/14
              (Pre-refunded to 8/15/12)

       1,085 Maryland Transportation Authority, Revenue Refunding Bonds,     No Opt. Call       AAA  1,258,839
              Transportation Facilities Projects, First Series 1978,
              6.800%, 7/01/16

             Puerto Rico Infrastructure Financing Authority, Special
             Obligation Bonds, Series 2000A:
         750  5.500%, 10/01/20                                            10/10 at 101.00       AAA    798,510
       1,175  5.500%, 10/01/40                                            10/10 at 101.00       AAA  1,234,572

       1,010 Washington Suburban Sanitary District, Montgomery and         6/07 at 100.00       AAA  1,085,912
              Prince George's Counties, Maryland, General Obligation
              Construction Bonds, Series 1997, 5.125%, 6/01/19
              (Pre-refunded to 6/01/07)

----
14

   Principal                                                                Optional Call                 Market
Amount (000) Description                                                      Provisions* Ratings**        Value
----------------------------------------------------------------------------------------------------------------
             Utilities - 2.4%

    $  1,000 Maryland Energy Financing Administration, Revenue Bonds,      9/05 at 102.00       N/R $  1,009,580
              AES Warrior Run Project, Series 1995, 7.400%, 9/01/19
              (Alternative Minimum Tax)

       1,510 Prince George's County, Maryland, Pollution Control Revenue   7/04 at 101.00        A-    1,526,580
              Refunding Bonds, Potomac Electric Power Company, Series
              1993, 6.375%, 1/15/23
----------------------------------------------------------------------------------------------------------------
             Water and Sewer - 0.4%

         335 Baltimore, Maryland, Revenue Refunding Bonds, Water System      No Opt. Call       AAA      343,345
              Projects, Series 1994A, 5.000%, 7/01/24 - FGIC Insured

         100 Maryland Energy Financing Administration, Solid Waste        12/06 at 102.00        A-      104,673
              Disposal Revenue Bonds, Baltimore Wheelabrator Water
              Projects LLC, Series 1996, 6.450%, 12/01/16 (Alternative
              Minimum Tax)
----------------------------------------------------------------------------------------------------------------
    $100,580 Total Long-Term Investments (cost $103,589,141) - 98.4%                                 105,501,753
----------------------------------------------------------------------------------------------------------------
------------
             Short-Term Investments - 0.2%

    $    200 Puerto Rico Government Development Bank, Adjustable                                A-1      200,000
              Refunding Bonds, Variable Rate Demand Obligations, Series
              1985, 0.970%, 12/01/15 - MBIA Insured+
----------------------------------------------------------------------------------------------------------------
    $    200 Total Short-Term Investments (cost $200,000)                                                200,000
----------------------------------------------------------------------------------------------------------------
------------
             Total Investments (cost $103,789,141) - 98.6%                                           105,701,753
             --------------------------------------------------------------------------------------------------
             Other Assets Less Liabilities - 1.4%                                                      1,480,172
             --------------------------------------------------------------------------------------------------
             Net Assets - 100%                                                                      $107,181,925
             --------------------------------------------------------------------------------------------------

           * Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.
           ** Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating.
           N/RInvestment is not rated.
          (IF)Inverse floating rate security.
           + Security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.

                                See accompanying notes to financial statements.

----
15

Portfolio of Investments
NUVEEN PENNSYLVANIA MUNICIPAL BOND FUND
May 31, 2004

   Principal                                                                Optional Call               Market
Amount (000) Description                                                      Provisions* Ratings**      Value
--------------------------------------------------------------------------------------------------------------
             Education and Civic Organizations - 23.4%

    $  4,000 Allegheny County Higher Education Building Authority,         9/04 at 100.00       AA- $4,003,680
              Pennsylvania, Revenue Bonds, Carnegie Mellon University,
              Series 2002, 5.450%, 3/01/27

       3,000 Allegheny County Higher Education Building Authority,         2/06 at 102.00      Baa3  3,045,690
              Pennsylvania, College Revenue Bonds, Robert Morris
              College, Series 1996A, 6.250%, 2/15/26

       1,190 Allegheny County Higher Education Building Authority,           No Opt. Call      Baa3  1,208,017
              Pennsylvania, College Revenue Refunding Bonds, Robert
              Morris College, Series 1998A, 5.500%, 5/01/15

       1,300 Chester County Health and Education Facilities Authority,    10/08 at 102.00      BBB-  1,319,175
              Pennsylvania, College Revenue Bonds, Immaculata College,
              Series 1998, 5.600%, 10/15/18

       2,050 Chester County Health and Education Facilities Authority,    10/08 at 102.00      BBB-  2,005,536
              Pennsylvania, College Revenue Bonds, Immaculata College,
              Series 1998, 5.625%, 10/15/27

       3,815 Delaware County Authority, Pennsylvania, College Revenue     10/08 at 100.00      BBB-  3,601,665
              Refunding Bonds, Neumann College, Series 1998A, 5.375%,
              10/01/26

       6,075 Delaware County Authority, Pennsylvania, Student Housing      7/10 at 102.00       N/R  5,770,460
              Revenue Bonds, Collegiate Housing Foundation - Eastern
              College, Series 2000A, 8.250%, 7/01/29

       4,150 Pennsylvania Higher Educational Facilities Authority,         4/08 at 102.00      BBB-  4,136,181
              Revenue Bonds, Geneva College, Series 1998, 5.375%, 4/01/15

       3,000 Pennsylvania Higher Educational Facilities Authority,         5/09 at 100.00       Aa3  3,138,060
              Revenue Bonds, Drexel University, Series 1999, 6.000%,
              5/01/29

       7,000 Pennsylvania State University, General Obligation Refunding     No Opt. Call        AA  7,688,170
              Bonds, Series 2002, 5.250%, 8/15/13

         500 Union County, Higher Education Facilities Financing           4/13 at 100.00       Aa3    518,030
              Authority, Pennsylvania, Revenue Bonds, Bucknell
              University, Series 2002A, 5.250%, 4/01/22
--------------------------------------------------------------------------------------------------------------
             Energy - 2.4%

       3,500 Pennsylvania Economic Development Financing Authority,       12/04 at 102.00       BBB  3,656,275
              Sunoco, Inc., Series 1994A, 7.600%, 12/01/24 (Alternative
              Minimum Tax)
--------------------------------------------------------------------------------------------------------------
             Healthcare - 10.1%

       2,500 Chester County Health and Educational Facilities Authority,   5/08 at 101.00       AA-  2,493,400
              Pennsylvania, Health System Revenue Bonds, Jefferson
              Health System, Series 1997B, 5.375%, 5/15/27

       3,735 Columbia County Hospital Authority, Pennsylvania,             6/09 at 100.00       BB-  3,021,540
              Healthcare Revenue Bonds, Bloomsburg Hospital Obligated
              Group Project, Series 1999, 5.850%, 6/01/24

       1,585 Jeannette Health Services Authority, Pennsylvania, Hospital  11/06 at 102.00       BB-  1,491,247
              Revenue Bonds, Jeannette District Memorial Hospital,
              Series 1996A, 6.000%, 11/01/18

         900 Lehigh County General Purpose Authority, Pennsylvania,        8/13 at 100.00       BBB    844,578
              Hospital Revenue Bonds, St. Luke's Hospital of Bethlehem,
              Series 2003, 5.375%, 8/15/33

       1,985 Philadelphia Hospitals and Higher Education Facilities       11/04 at 100.00      Baa2  1,985,695
              Authority, Pennsylvania, Hospital Revenue Refunding Bonds,
              Chestnut Hill Hospital, Series 1992, 6.500%, 11/15/22

       2,500 Philadelphia Hospitals and Higher Education Facilities        7/07 at 102.00       BBB  2,533,800
              Authority, Pennsylvania, Hospital Revenue Refunding Bonds,
              Jeanes Hospital, Series 1997, 5.875%, 7/01/17

             Pottsville Hospital Authority, Pennsylvania, Hospital
             Revenue Bonds, Pottsville Hospital and Warne Clinic, Series
             1998:
       1,265  5.250%, 7/01/10                                                No Opt. Call      BBB-  1,223,040
       2,250  5.625%, 7/01/24                                              7/08 at 100.00      BBB-  1,973,858
--------------------------------------------------------------------------------------------------------------
             Housing/Multifamily - 1.7%

         500 Bucks County Redevelopment Authority, Pennsylvania,           8/04 at 100.00       AAA    512,750
              Mortgage Revenue Refunding Bonds, Warminster Heights
              FHA-Insured Section 8 Assisted Project, Series 1992A,
              6.875%, 8/01/23

       1,360 Delaware County Industrial Development Authority,               No Opt. Call       AAA  1,407,627
              Pennsylvania, Multifamily Housing Revenue Bonds, Darby
              Townhouses Project, Series 2002A, 4.850%, 4/01/12
              (Alternative Minimum Tax)

         690 Philadelphia Redevelopment Authority, Pennsylvania,          10/13 at 100.00         A    660,509
              Multifamily Housing Revenue Bonds, Pavilion Apartments,
              Series 2003A, 4.250%, 10/01/16 (Alternative Minimum Tax)

----
16

   Principal                                                                Optional Call               Market
Amount (000) Description                                                      Provisions* Ratings**      Value
--------------------------------------------------------------------------------------------------------------
             Housing/Single Family - 3.8%

    $    320 Allegheny County Residential Finance Authority,                 No Opt. Call       Aaa $   50,480
              Pennsylvania, Single Family Mortgage Revenue Bonds, GNMA
              Mortgage-Backed Securities Program, Series 1994Z, 0.000%,
              5/01/27 (Alternative Minimum Tax)

       2,390 Pennsylvania Housing Finance Agency, Single Family Mortgage   4/06 at 102.00       AA+  2,497,215
              Revenue Bonds, Series 1996-50A, 6.000%, 10/01/13

       1,565 Pittsburgh Urban Redevelopment Authority, Pennsylvania,       8/05 at 102.00         A  1,581,792
              Home Improvement Loan Program Bonds, Series 1995A, 6.375%,
              8/01/18 (Alternative Minimum Tax)

         995 Pittsburgh Urban Redevelopment Authority, Pennsylvania,       4/06 at 102.00       AAA  1,032,840
              Mortgage Revenue Bonds, Series 1996D, 6.250%, 10/01/17

         765 Pittsburgh Urban Redevelopment Authority, Pennsylvania,       4/07 at 102.00       AAA    795,784
              Mortgage Revenue Bonds, Series 1997A, 6.200%, 10/01/21
              (Alternative Minimum Tax)
--------------------------------------------------------------------------------------------------------------
             Industrials - 2.7%

       3,000 Delaware County Industrial Development Authority,             1/08 at 102.00       BBB  3,076,380
              Pennsylvania, Resource Recovery Revenue Refunding Bonds,
              Series 1997A, 6.200%, 7/01/19

       1,000 Pennsylvania Industrial Development Authority, Economic       7/12 at 101.00       AAA  1,077,300
              Development Revenue Bonds, Series 2002, 5.500%, 7/01/19 -
              AMBAC Insured
--------------------------------------------------------------------------------------------------------------
             Long-Term Care - 4.4%

       2,730 Allegheny County Residential Finance Authority,              10/05 at 100.00       AAA  2,856,918
              Pennsylvania, FHA-Insured Mortgage Revenue Bonds, Ladies
              Grand Army of the Republic Health Facility Project, Series
              1995G, 6.350%, 10/01/36

             Chester County Health and Education Facilities Authority,
             Pennsylvania, Mortgage Revenue Refunding Bonds, Tel Hai
             Obligated Group Project, Series 1998:
       1,000  5.400%, 6/01/18                                             12/08 at 100.00      BBB-    936,750
       1,100  5.500%, 6/01/25                                             12/08 at 100.00      BBB-    972,609

       2,000 Montgomery County Higher Education and Health Authority,      1/06 at 101.00       BBB  2,003,020
              Pennsylvania, Mortgage Revenue Bonds, Waverly Heights
              Project, Series 1996, 6.375%, 1/01/26
--------------------------------------------------------------------------------------------------------------
             Tax Obligation/General - 10.4%

       1,000 Butler County, Pennsylvania, General Obligation Bonds,        7/14 at 100.00       AAA    908,720
              Series 2004, 4.200%, 7/15/21 - FGIC Insured

       1,000 Central Bucks County School District, Pennsylvania, General   5/13 at 100.00       Aaa  1,010,420
              Obligation Bonds, Series 2003, 5.000%, 5/15/23 - MBIA
              Insured

       1,215 Centre County, Pennsylvania, General Obligation Bonds,        7/13 at 100.00       Aaa  1,296,818
              Series 2003, 5.250%, 7/01/17 - MBIA Insured

             Chichester School District, Delaware County, Pennsylvania,
             General Obligation Bonds, Series 1999:
       3,125  0.000%, 3/01/26 - FGIC Insured                                 No Opt. Call       AAA    928,750
       3,125  0.000%, 3/01/27 - FGIC Insured                                 No Opt. Call       AAA    877,406

       1,635 Girard School District, Erie County, Pennsylvania, General      No Opt. Call       AAA    418,756
              Obligation Bonds, Series 1999B, 0.000%, 11/15/28 - FGIC
              Insured

       4,875 McKeesport Area School District, Allegheny County,              No Opt. Call       AAA  1,619,962
              Pennsylvania, General Obligation Bonds, Series 1997D,
              0.000%, 10/01/24 - MBIA Insured

       2,195 Montour School District, Allegheny County, Pennsylvania,        No Opt. Call       AAA  1,427,013
              MBIA Insured General Obligation Bonds, Series 1993B,
              0.000%, 1/01/14 - MBIA Insured

       1,000 Philadelphia, Pennsylvania, General Obligation Bonds,           No Opt. Call       AAA  1,089,990
              Series 2003A, 5.250%, 2/15/13 - XLCA Insured

             Plum Borough School District, Allegheny County,
             Pennsylvania, General Obligation Bonds, Series 2001:
       1,745  5.200%, 9/15/23 - FGIC Insured                               9/11 at 100.00       AAA  1,785,257
       3,700  5.250%, 9/15/30 - FGIC Insured                               9/11 at 100.00       AAA  3,743,290

       1,000 Wilkes-Barre Area School District, Luzerne County,            4/14 at 100.00       AAA  1,052,140
              Pennsylvania, General Obligation Bonds, Series 2003A,
              5.250%, 4/01/20 - MBIA Insured
--------------------------------------------------------------------------------------------------------------
             Tax Obligation/Limited - 8.7%

       4,500 Allegheny County Industrial Development Authority,           11/12 at 100.00       AAA  4,458,240
              Pennsylvania, Revenue Bonds, Guaranteed County Building
              Project, Series 2002A, 5.000%, 11/01/29 - MBIA Insured

----
17

Portfolio of Investments
NUVEEN PENNSYLVANIA MUNICIPAL BOND FUND (continued)
May 31, 2004

   Principal                                                                Optional Call               Market
Amount (000) Description                                                      Provisions* Ratings**      Value
--------------------------------------------------------------------------------------------------------------
             Tax Obligation/Limited (continued)

    $  1,000 Allegheny County Redevelopment Authority, Pennsylvania, Tax  12/10 at 101.00       N/R $1,075,270
              Increment Finance Bonds, Waterfront Project, Series 2000A,
              6.300%, 12/15/18

         950 Delaware Valley Regional Finance Authority, Pennsylvania,       No Opt. Call       AA-  1,065,976
              Local Government Revenue Bonds, Series 2002, 5.750%,
              7/01/17

       1,000 Harrisburg Parking Authority, Pennsylvania, Guaranteed        9/11 at 100.00       Aaa  1,012,370
              Revenue Refunding Bonds, Series 2001J, 5.000%, 9/01/22 -
              MBIA Insured

             Pennsylvania Turnpike Commission, Oil Franchise Tax Senior
             Lien Revenue Bonds, Series 2003A:
       1,000  5.250%, 12/01/15 - MBIA Insured                             12/13 at 100.00       AAA  1,086,100
       1,150  5.250%, 12/01/17 - MBIA Insured                             12/13 at 100.00       AAA  1,228,511

       1,000 Philadelphia Redevelopment Authority, Pennsylvania, Revenue   4/12 at 100.00       AAA  1,057,860
              Bonds, Philadelphia Neighborhood Transformation
              Initiative, Series 2002A, 5.500%, 4/15/22 - FGIC Insured

       1,300 Philadelphia Municipal Authority, Pennsylvania, Lease        11/13 at 100.00       AAA  1,375,985
              Revenue Bonds, Series 2003B, 5.250%, 11/15/17 - FSA Insured

       1,000 Puerto Rico Highway and Transportation Authority, Highway       No Opt. Call       AAA  1,114,200
              Revenue Bonds, Series 2003AA, 5.500%, 7/01/20 - MBIA
              Insured
--------------------------------------------------------------------------------------------------------------
             Transportation - 11.9%

       2,500 Philadelphia Airport System, Pennsylvania, Revenue Bonds,     6/07 at 102.00       AAA  2,517,250
              Series 1997B, 5.400%, 6/15/27 (Alternative Minimum Tax) -
              FGIC Insured

             Pittsburgh and Allegheny County Sports and Exhibition
             Authority, Pennsylvania, Parking Revenue Bonds, Series
             2001A:
       1,000  5.300%, 12/01/21 - AMBAC Insured                            12/06 at 100.00       Aaa  1,044,230
       4,500  5.375%, 12/01/30 - AMBAC Insured                            12/06 at 100.00       Aaa  4,595,085

       3,000 Pittsburgh Public Parking Authority, Pennsylvania, Parking    6/10 at 100.00       AAA  3,317,640
              System Revenue Bonds, Series 2000, 6.000%, 12/01/24 -
              AMBAC Insured

       4,535 Pittsburgh Public Parking Authority, Pennsylvania, Parking      No Opt. Call       AAA  4,938,252
              System Revenue Refunding Bonds, Series 2002, 5.000%,
              12/01/11 - AMBAC Insured

       2,000 Susquehanna Area Regional Airport Authority, Pennsylvania,    1/13 at 100.00       Aaa  1,959,660
              Airport System Revenue Bonds, Series 2003B, 5.000%,
              1/01/33 - AMBAC Insured
--------------------------------------------------------------------------------------------------------------
             U.S. Guaranteed - 10.4%

       1,525 Allegheny County Hospital Development Authority,                No Opt. Call       AAA  1,855,483
              Pennsylvania, Hospital Revenue Bonds, Allegheny Valley
              Hospital Sublessee, Series 1982Q, 7.000%, 8/01/15

       2,995 Deer Lakes School District, Allegheny County, Pennsylvania,   7/04 at 100.00       AAA  3,427,059
              General Obligation Bonds, Series 1995, 6.350%, 1/15/14 -
              MBIA Insured

       1,320 Delaware County Authority, Pennsylvania, Health Facilities   12/06 at 102.00       Aaa  1,445,954
              Revenue Bonds, Mercy Health Corporation of Southeastern
              Pennsylvania Obligation Group, Series 1996, 6.000%,
              12/15/26

       1,240 Mckeesport Area School District, Allegheny County,           10/06 at 100.00       AAA  1,348,264
              Pennsylvania, General Obligation Bonds, Series 1996A,
              6.000%, 10/01/25 (Pre-refunded to 10/01/06) - FSA Insured

       2,000 Pennsylvania Economic Development Financing Authority,       12/05 at 102.00    BBB***  2,201,860
              Exempt Facilities Revenue Bonds, MacMillan Bloedel LP,
              Series 1995, 7.600%, 12/01/20 (Alternative Minimum Tax)
              (Pre-refunded to 12/01/05)

       1,500 Pennsylvania Intergovernmental Cooperative Authority,         6/05 at 100.00       AAA  1,585,320
              Special Tax Revenue Bonds, Philadelphia Funding Program,
              Series 1994, 7.000%, 6/15/14 (Pre-refunded to 6/15/05) -
              FGIC Insured

         675 Philadelphia Gas Works, Pennsylvania, Revenue Bonds,            No Opt. Call       AAA    817,979
              Twelfth Series B, 7.000%, 5/15/20 - MBIA Insured

       2,000 Philadelphia Hospitals and Higher Education Facilities          No Opt. Call   BBB+***  2,161,020
              Authority, Pennsylvania, Hospital Revenue Refunding Bonds,
              Pennsylvania Hospital, Series 1996, 6.250%, 7/01/06

         935 West View Borough, Municipal Authority, Allegheny County,       No Opt. Call       AAA  1,267,570
              Pennsylvania, Special Obligation Bonds, Series 1985A,
              9.500%, 11/15/14
--------------------------------------------------------------------------------------------------------------
             Utilities - 4.0%

       1,875 Allegheny County Industrial Development Authority,              No Opt. Call       AAA  1,896,863
              Pennsylvania, Pollution Control Revenue Refunding Bonds,
              Duquesne Light Company Project, Series 1999A, 4.350%,
              12/01/13 - AMBAC Insured

----
18

   Principal                                                                Optional Call                 Market
Amount (000) Description                                                      Provisions* Ratings**        Value
----------------------------------------------------------------------------------------------------------------
             Utilities (continued)

    $    550 Lehigh County Industrial Development Authority,               8/05 at 102.00       AAA $    583,792
              Pennsylvania, Pollution Control Revenue Refunding Bonds,
              Pennsylvania Power and Light Company Project, Series
              1995A, 6.150%, 8/01/29 - MBIA Insured

       1,000 Northampton County Industrial Development Authority,          7/05 at 102.00       AAA    1,056,580
              Pennsylvania, Pollution Control Revenue Refunding Bonds,
              Metropolitan Edison Company, Series 1995A, 6.100%, 7/15/21
              - MBIA Insured

       2,650 Philadelphia Gas Works, Pennsylvania, Revenue Bonds,          8/13 at 100.00       AAA    2,598,378
              General Ordinance, Fourth Series 1998, 5.000%, 8/01/32 -
              FSA Insured
----------------------------------------------------------------------------------------------------------------
             Water and Sewer - 4.3%

       5,000 Delaware County Industrial Development Authority,            10/12 at 100.00       AAA    5,038,100
              Pennsylvania, Water Facilities Revenue Bonds, Philadelphia
              Water Company Project, Series 2001, 5.350%, 10/01/31
              (Alternative Minimum Tax) - AMBAC Insured

       1,500 Luzerne County Industrial Development Authority, Exempt      12/04 at 102.00       Aaa    1,565,595
              Facilities Revenue Refunding Bonds, Pennsylvania Gas and
              Water Company Project, Series 1994A, 7.000%, 12/01/17
              (Alternative Minimum Tax) - AMBAC Insured
----------------------------------------------------------------------------------------------------------------
    $158,530 Total Long-Term Investments (cost $149,053,145) - 98.2%                                 151,975,039
----------------------------------------------------------------------------------------------------------------
------------
             Short-Term Investments - 0.2%

    $    250 Puerto Rico Government Development Bank, Adjustable                                A-1      250,000
              Refunding Bonds, Variable Rate Demand Obligations, Series
              1985, 0.970%, 12/01/15 - MBIA Insured+
----------------------------------------------------------------------------------------------------------------
    $    250 Total Short-Term Investments (cost $250,000)                                                250,000
----------------------------------------------------------------------------------------------------------------
------------
             Total Investments (cost $149,303,145) - 98.4%                                           152,225,039
             --------------------------------------------------------------------------------------------------
             Other Assets Less Liabilities - 1.6%                                                      2,552,840
             --------------------------------------------------------------------------------------------------
             Net Assets - 100%                                                                      $154,777,879
             --------------------------------------------------------------------------------------------------

           * Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.
           ** Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating.
           ***Securities are backed by an escrow or trust containing sufficient
              U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Such securities are normally considered to be equivalent to AAA rated securities.
           N/RInvestment is not rated.
           + Security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.

                                See accompanying notes to financial statements.

----
19

Portfolio of Investments
NUVEEN VIRGINIA MUNICIPAL BOND FUND
May 31, 2004

   Principal                                                                Optional Call               Market
Amount (000) Description                                                      Provisions* Ratings**      Value
--------------------------------------------------------------------------------------------------------------
             Consumer Staples - 1.0%

    $  2,210 Puerto Rico, The Children's Trust Fund, Tobacco Settlement    5/12 at 100.00       BBB $1,891,230
              Asset-Backed Refunding Bonds, Series 2002, 5.375%, 5/15/33

         500 James City County Industrial Development Authority,           4/07 at 101.00        A+    513,200
              Virginia, Sewage and Solid Waste Disposal Facilities
              Revenue Bonds, Anheuser Busch Project, Series 1997,
              6.000%, 4/01/32 (Alternative Minimum Tax)
--------------------------------------------------------------------------------------------------------------
             Education and Civic Organizations - 8.4%

       2,000 Alexandria Industrial Development Authority, Virginia,        1/09 at 101.00        A1  2,109,140
              Educational Facilities Revenue Bonds, Episcopal High
              School, Series 1999, 5.875%, 1/01/29

       1,500 Alexandria Industrial Development Authority, Virginia,       10/10 at 101.00       AAA  1,629,930
              Fixed Rate Revenue Bonds, Institute for Defense Analyses,
              Series 2000A, 5.900%, 10/01/30 - AMBAC Insured

             Danville Industrial Development Authority, Virginia,
             Student Housing Revenue Bonds, Collegiate Housing
             Foundation, Averett College Project, Series 1999A:
         680  6.875%, 6/01/20                                              6/09 at 102.00       N/R    632,108
       1,910  7.000%, 6/01/30                                              6/09 at 102.00       N/R  1,749,732

             Loudoun County Industrial Development Authority, Virginia,
             Revenue Refunding Bonds, George Washington University,
             Series 1992:
         500  6.250%, 5/15/12                                             11/04 at 100.00        A2    501,820
       2,225  6.250%, 5/15/22                                             11/04 at 100.00        A2  2,227,737

       1,000 Portsmouth, Virginia, Golf Course System Revenue Bonds,       5/07 at 102.00        AA    984,930
              Series 1998, 5.000%, 5/01/23 - RAAI Insured

       1,135 Prince William County Industrial Development Authority,      10/13 at 101.00        A3  1,089,475
              Virginia, Educational Facilities Revenue Bonds, Catholic
              Diocese of Arlington, Series 2003, 5.500%, 10/01/33

       2,000 Prince William County Park Authority, Virginia, Park         10/09 at 101.00        A3  2,083,080
              Facilities Revenue Refunding and Improvement Bonds, Series
              1999, 6.000%, 10/15/28

       1,500 Rockbridge County Industrial Development Authority,           7/11 at 100.00        B2  1,325,205
              Virginia, Horse Center Revenue Refunding Bonds, Series
              2001C, 6.850%, 7/15/21

         370 Staunton Industrial Development Authority, Virginia,            No Opt. Call       N/R    375,391
              Educational Facilities Revenue Bonds, Mary Baldwin
              College, Series 1996, 6.000%, 11/01/04

       1,250 University of Puerto Rico, University System Revenue Bonds,   6/10 at 100.00       AAA  1,381,250
              Series 2000O, 5.750%, 6/01/19 - MBIA Insured

       2,000 Virginia College Building Authority, Educational Facilities  10/04 at 100.00      BBB+  2,015,380
              Revenue Refunding Bonds, Roanoke College, Series 1992,
              6.625%, 10/15/12

         420 Virginia College Building Authority, Educational Facilities   7/04 at 102.00        AA    429,790
              Revenue Bonds, Washington and Lee University, Series 1994,
              5.750%, 1/01/14

       1,250 Virginia College Building Authority, Educational Facilities   7/08 at 101.00        AA  1,232,588
              Revenue Refunding Bonds, Marymount University, Series
              1998, 5.125%, 7/01/28 - RAAI Insured

             Winchester Industrial Development Authority, Virginia,
             Educational Facilities First Mortgage Revenue Bonds,
             Shenandoah University, Series 1994:
         180  6.700%, 10/01/14 - RAAI Insured                             10/04 at 102.00        AA    186,446
          95  6.750%, 10/01/19 - RAAI Insured                             10/04 at 102.00        AA     98,263
--------------------------------------------------------------------------------------------------------------
             Healthcare - 10.3%

       1,500 Albemarle County Industrial Development Authority,           10/12 at 100.00        A2  1,464,075
              Virginia, Hospital Revenue Bonds, Martha Jefferson
              Hospital, Series 2002, 5.250%, 10/01/35

       2,000 Fredericksburg Industrial Development Authority, Virginia,    6/07 at 102.00       AAA  2,027,800
              Hospital Facilities Revenue Refunding Bonds, MediCorp
              Health System Obligated Group, Series 1996, 5.250%,
              6/15/23 - AMBAC Insured

       1,375 Fredericksburg Industrial Development Authority, Virginia,    6/12 at 100.00        A3  1,318,859
              Revenue Bonds, MediCorp Health System, Series 2002B,
              5.125%, 6/15/33

       1,110 Giles County Industrial Development Authority, Virginia,     12/05 at 102.00       Ba3    968,975
              Exempt Facility Revenue Bonds, Hoechst Celanese Project,
              Series 1995, 5.950%, 12/01/25 (Alternative Minimum Tax)

       3,250 Hanover County Industrial Development Authority, Virginia,      No Opt. Call       AAA  3,837,015
              Hospital Revenue Bonds, Memorial Regional Medical Center
              Project, Series 1995, 6.375%, 8/15/18 - MBIA Insured

----
20

   Principal                                                                Optional Call               Market
Amount (000) Description                                                      Provisions* Ratings**      Value
--------------------------------------------------------------------------------------------------------------
             Healthcare (continued)

    $  2,000 Hanover County Industrial Development Authority, Virginia,    8/05 at 102.00       AAA $2,046,460
              Hospital Revenue Bonds, Bon Secours Health System
              Projects, Series 1995, 5.500%, 8/15/25 - MBIA Insured

       2,000 Henrico County Economic Development Authority, Virginia,     11/12 at 100.00        A-  2,008,640
              Revenue Bonds, Bon Secours Health System, Inc., Series
              2002A, 5.600%, 11/15/30

       1,450 Loudoun County Industrial Development Authority, Virginia,    6/12 at 101.00       BBB  1,502,519
              Hospital Revenue Bonds, Loudoun Hospital Center, Series
              2002A, 6.000%, 6/01/22

       1,250 Lynchburg Industrial Development Authority, Virginia,         1/08 at 101.00        A+  1,235,700
              Healthcare Facilities Revenue Refunding Bonds, Centra
              Health, Inc., Series 1998, 5.200%, 1/01/28

       2,710 Manassas Industrial Development Authority, Virginia,          4/13 at 100.00        A2  2,683,957
              Hospital Revenue Bonds, Prince William Hospital, Series
              2002, 5.250%, 4/01/33

             Medical College Virginia Hospital Authority, General
             Revenue Bonds, Series 1998:
         500  5.250%, 7/01/14 - MBIA Insured                               7/08 at 102.00       AAA    530,510
       2,000  5.125%, 7/01/23 - MBIA Insured                               7/08 at 102.00       AAA  2,020,940

       2,785 Roanoke Industrial Development Authority, Virginia,           7/12 at 100.00       AAA  2,955,526
              Hospital Revenue Bonds, Carilion Health System, Series
              2002A, 5.500%, 7/01/19 - MBIA Insured
--------------------------------------------------------------------------------------------------------------
             Housing/Multifamily - 5.3%

         980 Arlington County Industrial Development Authority,            5/10 at 100.00       Aaa  1,024,757
              Virginia, Multifamily Housing Revenue Bonds, Patrick Henry
              Apartments, Series 2000, 6.050%, 11/01/32 (Alternative
              Minimum Tax) (Mandatory put 11/01/20)

       1,105 Arlington County Industrial Development Authority,           11/10 at 102.00       AAA  1,167,256
              Virginia, Multifamily Housing Mortgage Revenue Bonds,
              Berkeley Apartments, Series 2000, 5.850%, 12/01/20
              (Alternative Minimum Tax)

       1,035 Chesterfield County Industrial Development Authority,         4/12 at 102.00       Aa2  1,050,804
              Virginia, Multifamily Housing Revenue Bonds, GNMA
              Mortgage-Backed Securities Program, Fore Courthouse Senior
              Apartments Project, Series 2002A, 5.600%, 10/20/31
              (Alternative Minimum Tax)

       1,200 Fairfax County Redevelopment and Housing Authority,           9/06 at 102.00       AAA  1,240,152
              Virginia, FHA-Insured Elderly Housing Mortgage Revenue
              Refunding Bonds, Little River Glen, Series 1996, 6.100%,
              9/01/26

       3,665 Henrico County Economic Development Authority, Virginia,      7/09 at 102.00       AAA  3,909,969
              GNMA Mortgage-Backed Securities Beth Sholom Assisted
              Living Revenue Bonds, Series 1999A, 6.000%, 7/20/39

       1,000 Lynchburg Redevelopment and Housing Authority, Virginia,      4/10 at 102.00       AAA  1,021,800
              Vistas GNMA Mortgage-Backed Revenue Bonds, Series 2000A,
              6.200%, 1/20/40 (Alternative Minimum Tax)

       2,940 Virginia Beach Development Authority, Virginia, Multifamily  10/14 at 102.00       N/R  2,728,526
              Residential Rental Housing Revenue Bonds, Hamptons and
              Hampton Court Apartments, Series 1999, 7.500%, 10/01/39
              (Alternative Minimum Tax)

         610 Virginia Housing Development Authority, Rental Housing        6/06 at 100.00       AA+    612,830
              Bonds, Series 2001L, 5.000%, 12/01/20
--------------------------------------------------------------------------------------------------------------
             Housing/Single Family - 2.0%

         425 Puerto Rico Housing Finance Authority, Mortgage-Backed        6/13 at 100.00       AAA    404,439
              Securities Program Home Mortgage Revenue Bonds, Series
              2003A, 4.875%, 6/01/34 (Alternative Minimum Tax)

       4,500 Virginia Housing Development Authority, Commonwealth          7/11 at 100.00       AAA  4,459,725
              Mortgage Bonds, Series 2001H-1, 5.350%, 7/01/31 - MBIA
              Insured
--------------------------------------------------------------------------------------------------------------
             Industrials - 1.7%

       2,250 Charles County Industrial Development Authority, Virginia,      No Opt. Call       BBB  2,296,485
              Solid Waste Disposal Facility Revenue Refunding Bonds, USA
              Waste of Virginia, Inc. Project, Series 1999, 4.875%,
              2/01/09 (Alternative Minimum Tax)

       2,000 Henrico County Industrial Development Authority, Virginia,      No Opt. Call       BB-  1,826,360
              Solid Waste Disposal Revenue Bonds, Browning-Ferris
              Industries of South Atlantic, Inc. Project, Series 1996A,
              5.450%, 1/01/14 (Alternative Minimum Tax)
--------------------------------------------------------------------------------------------------------------
             Long-Term Care - 1.0%

       1,000 Chesterfield County Health Center Commission, Virginia,      12/06 at 102.00       AAA  1,047,600
              GNMA Collateralized Mortgage Revenue Bonds, Lucy Corr
              Nursing Home Project, Series 1996, 5.875%, 12/01/21

----
21

Portfolio of Investments
NUVEEN VIRGINIA MUNICIPAL BOND FUND (continued)
May 31, 2004

   Principal                                                                Optional Call               Market
Amount (000) Description                                                      Provisions* Ratings**      Value
--------------------------------------------------------------------------------------------------------------
             Long-Term Care (continued)

    $    500 Fairfax County Redevelopment and Housing Authority,          12/06 at 103.00       AAA $  520,765
              Virginia, FHA-Insured Multifamily Housing Revenue
              Refunding Bonds, Paul Spring Retirement Center, Series
              1996A, 6.000%, 12/15/28

         790 Henrico County Industrial Development Authority, Virginia,    7/04 at 101.00       AAA    807,743
              FHA-Insured Nursing Facilities Mortgage Revenue Refunding
              Bonds, Cambridge Manor Nursing Home, Series 1993, 5.875%,
              7/01/19
--------------------------------------------------------------------------------------------------------------
             Materials - 5.4%

       2,500 Bedford County Industrial Development Authority, Virginia,    2/08 at 102.00       Ba3  2,273,500
              Industrial Development Revenue Refunding Bonds, Nekoosa
              Packaging Corporation, Series 1998, 5.600%, 12/01/25
              (Alternative Minimum Tax)

       2,000 Bedford County Industrial Development Authority, Virginia,   12/09 at 101.00       Ba3  1,994,840
              Industrial Development Revenue Refunding Bonds, Nekoosa
              Packaging Corporation, Series 1999, 6.300%, 12/01/25
              (Alternative Minimum Tax)

       2,000 Covington-Alleghany County Industrial Development             9/04 at 102.00       BBB  2,048,400
              Authority, Virginia, Pollution Control Facilities Revenue
              Refunding Bonds, Westvaco Corporation Project, Series
              1994, 6.650%, 9/01/18

       3,545 Isle of Wight County Industrial Development Authority,       10/04 at 102.00       BBB  3,625,472
              Virginia, Solid Waste Disposal Facilities Revenue Bonds,
              Union Camp Corporation Project, Series 1994, 6.550%,
              4/01/24 (Alternative Minimum Tax)

       3,000 Isle of Wight County Industrial Development Authority,        5/07 at 102.00       BBB  3,016,380
              Virginia, Solid Waste Disposal Facilities Revenue Bonds,
              Union Camp Corporation Project, Series 1997, 6.100%,
              5/01/27 (Alternative Minimum Tax)
--------------------------------------------------------------------------------------------------------------
             Tax Obligation/General - 11.7%

       2,500 Bristol, Virginia, General Obligation Bonds, Series 2003,     3/13 at 100.00       AAA  2,507,725
              5.000%, 3/01/25 - FSA Insured

       1,285 Charlottesville, Virginia, General Obligation Public            No Opt. Call       AAA  1,165,996
              Improvement Refunding Bonds, Series 2003, 3.000%, 7/15/13

         480 Chesterfield County, Virginia, General Obligation Public      1/11 at 100.00       AAA    491,448
              Improvement Bonds, Series 2001, 5.000%, 1/15/21

             Hampton, Virginia, General Obligation Public Improvement
              Bonds, Series 2000:
       1,500  5.750%, 2/01/17                                              2/10 at 102.00        AA  1,655,160
       1,685  6.000%, 2/01/20                                              2/10 at 102.00        AA  1,874,563

       2,630 Loudoun County, Virginia, General Obligation Public           1/10 at 101.00       Aaa  2,740,565
              Improvement Bonds, Series 2000B, 5.250%, 1/01/21

       2,125 Loudoun County, Virginia, General Obligation Public           5/12 at 100.00       Aaa  2,243,086
              Improvement Bonds, Series 2002A, 5.250%, 5/01/20

       2,355 Newport News, Virginia, General Obligation Bonds, General     7/13 at 100.00        AA  2,453,580
              Improvement and Water Projects, Series 2002A, 5.000%,
              7/01/18

             Newport News, Virginia, General Obligation Bonds, Series
             2003B:
       1,630  5.000%, 11/01/15                                            11/13 at 100.00        AA  1,739,080
       1,805  5.000%, 11/01/17                                            11/13 at 100.00        AA  1,894,149

       1,250 Newport News, Virginia, General Obligation Bonds, Series      1/14 at 101.00        AA  1,315,788
              2004B, 5.000%, 1/15/17

         500 Norfolk, Virginia, General Obligation Bonds, Series 2000,     7/10 at 101.00       AAA    518,135
              5.250%, 7/01/20 - FGIC Insured

       1,555 Northern Mariana Islands, General Obligation Bonds, Series    6/10 at 100.00         A  1,619,704
              2000A, 6.000%, 6/01/20 - ACA Insured

       1,000 Pittsylvania County, Virginia, General Obligation Bonds,      3/11 at 102.00         A  1,013,300
              Series 2001B, 5.125%, 3/01/23

       2,240 Portsmouth, Virginia, General Obligation Bonds, Series          No Opt. Call       AAA  2,445,229
              2003, 5.000%, 7/01/12 - FSA Insured

       1,000 Roanoke, Virginia, General Obligation Public Improvement     10/12 at 101.00        AA  1,053,720
              Bonds, Series 2002A, 5.000%, 10/01/17

       1,000 Virginia Beach, Virginia, General Obligation Public           6/11 at 101.00       AA+  1,034,070
              Improvement Bonds, Series 2001, 5.000%, 6/01/20
--------------------------------------------------------------------------------------------------------------
             Tax Obligation/Limited - 16.3%

         750 Bristol, Virginia, General Obligation Utility System         11/12 at 102.00       AAA    771,240
              Revenue Bonds, Series 2002, 5.000%, 11/01/24 - FSA Insured

       2,140 Brunswick County Industrial Development Authority,            7/06 at 102.00       AAA  2,300,971
              Virginia, Lease Revenue Bonds, State Correctional
              Facility, Series 1996, 5.500%, 7/01/17 - MBIA Insured

----
22

   Principal                                                                Optional Call               Market
Amount (000) Description                                                      Provisions* Ratings**      Value
--------------------------------------------------------------------------------------------------------------
             Tax Obligation/Limited (continued)

    $  1,000 Caroline County Industrial Development Authority, Virginia,   6/12 at 102.00       Aaa $1,003,790
              Lease Revenue Bonds, Series 2002, 5.125%, 6/15/34 - AMBAC
              Insured

       1,500 Fairfax County Economic Development Authority, Virginia,      6/13 at 101.00       AA+  1,617,705
              Lease Revenue Bonds, Laurel Hill Public Facilities
              Project, Series 2003, 5.000%, 6/01/14

         860 Fairfax County Economic Development Authority, Virginia,      9/09 at 102.00        AA    964,782
              Parking Revenue Bonds, Vienna II Metrorail Station
              Project, 1999 First Series, 6.000%, 9/01/18

       1,000 Greater Richmond Convention Center Authority, Virginia,       6/10 at 101.00        A-  1,092,530
              Hotel Tax Revenue Bonds, Convention Center Expansion
              Project, Series 2000, 6.125%, 6/15/20

       1,000 Hampton Roads Regional Jail Authority, Virginia, Regional     7/06 at 102.00       AAA  1,048,990
              Jail Facility Revenue Bonds, Series 1996A, 5.500%, 7/01/24
              - MBIA Insured

       1,000 Harrisonburg, Virginia, General Obligation Public            12/10 at 102.00       AAA  1,084,340
              Recreational Facility Revenue Bonds, Series 2000, 5.750%,
              12/01/29 - FSA Insured

         750 Loudoun County, Virginia, Certificates of Participation,        No Opt. Call       AAA    856,230
              Series 1990E, 7.200%, 10/01/10 - AMBAC Insured

       1,840 Loudoun County Industrial Development Authority, Virginia,    3/13 at 100.00        AA  1,894,446
              Lease Revenue Refunding Bonds, Public Facility Project,
              Series 2003, 5.000%, 3/01/19

         675 Norfolk Redevelopment and Housing Authority, Virginia,       11/09 at 102.00       AA+    724,450
              Educational Facility Revenue Bonds, Community College
              System - Tidewater Community College Downtown Campus,
              Series 1999, 5.500%, 11/01/19

       1,000 Northampton County and Town Joint Industrial Development      2/13 at 101.00        AA    957,800
              Authority, Virginia, Lease Revenue Bonds, County Capital
              Projects, Series 2002, 5.000%, 2/01/33 - RAAI Insured

             Prince William County Industrial Development Authority,
             Virginia, Lease Revenue Bonds, ATCC Project, Series 1996:
       2,000  6.000%, 2/01/14                                              2/06 at 102.00       Aa3  2,076,920
       1,000  6.000%, 2/01/18                                              2/06 at 102.00       Aa3  1,029,730

       1,575 Prince William County, Virginia, Lease Participation          6/12 at 100.00       Aa2  1,665,846
              Certificates, Series 2002, 5.250%, 12/01/18

       1,500 Puerto Rico Highway and Transportation Authority, Highway       No Opt. Call       AAA  1,676,100
              Revenue Bonds, Series 2003AA, 5.500%, 7/01/19 - MBIA
              Insured

       1,000 Puerto Rico Highway and Transportation Authority, Highway     7/10 at 101.00       AAA  1,106,800
              Revenue Bonds, Series 2000B, 5.750%, 7/01/19 - MBIA Insured

             Puerto Rico Public Buildings Authority, Guaranteed
             Government Facilities Revenue Refunding Bonds, Series 2002D:
         500  5.250%, 7/01/27                                              7/12 at 100.00        A-    501,215
       1,800  5.250%, 7/01/36                                              7/12 at 100.00        A-  1,778,436

       2,000 Spotsylvania County Industrial Development Authority,         1/13 at 100.00       AAA  2,022,940
              Virginia, Lease Revenue Bonds, School Facilities, Series
              2003, 5.000%, 1/15/23 - AMBAC Insured

       1,645 Spotsylvania County Industrial Development Authority,         8/13 at 100.00       AAA  1,681,371
              Virginia, Lease Revenue Bonds, School Facilities, Series
              2003B, 5.125%, 8/01/23 - AMBAC Insured

       2,000 Virgin Islands Public Finance Authority, Gross Receipts      10/10 at 101.00       BBB  2,229,400
              Taxes Loan Notes, Series 1999A, 6.500%, 10/01/24

       2,000 Virginia College Building Authority, Educational Facilities   2/12 at 100.00       AA+  2,029,780
              Revenue Bonds, 21st Century College Program, Series 2002A,
              5.000%, 2/01/22

       1,500 Virginia Transportation Board, Transportation Revenue         5/07 at 101.00       AA+  1,542,735
              Refunding Bonds, U.S. Route 58 Corridor Development
              Program, Series 1997C, 5.125%, 5/15/19

       1,500 Virginia Public Building Authority, Public Facilities         8/10 at 100.00       AA+  1,644,000
              Revenue Bonds, Series 2000A, 5.750%, 8/01/16

       1,000 Virginia Public School Authority, School Financing Bonds,     8/11 at 101.00       AA+  1,051,720
              1997 Resolution, Series 2001A, 5.000%, 8/01/16

             Virginia Resources Authority, Infrastructure Revenue Bonds,
             Pooled Loan Bond Program, Series 2002A:
       1,650  5.000%, 5/01/20                                              5/11 at 101.00        AA  1,690,607
         620  5.000%, 5/01/21                                              5/11 at 101.00        AA    632,369

----
23

Portfolio of Investments
NUVEEN VIRGINIA MUNICIPAL BOND FUND (continued)
May 31, 2004

   Principal                                                                Optional Call               Market
Amount (000) Description                                                      Provisions* Ratings**      Value
--------------------------------------------------------------------------------------------------------------
             Transportation - 10.4%

    $  1,250 Chesapeake, Virginia, Chesapeake Expressway Toll Road         7/09 at 101.00      Baa2 $1,292,588
              Revenue Bonds, Series 1999A, 5.625%, 7/15/19

       1,880 Loudoun County Industrial Development Authority, Virginia,    7/04 at 100.00       N/R  1,857,929
              Revenue Bonds, Washington Dulles Air Cargo LP, Series
              1992, 7.000%, 1/01/09 (Alternative Minimum Tax)

         600 Loudoun County Industrial Development Authority, Virginia,    1/06 at 102.00       N/R    585,072
              Revenue Bonds, Washington Dulles Air Cargo LP, Series
              1996, 6.500%, 1/01/09 (Alternative Minimum Tax)

             Metropolitan Washington D.C. Airports Authority, Airport
             System Revenue Bonds, Series 2001B:
       1,475  5.000%, 10/01/26 - MBIA Insured                             10/11 at 101.00       AAA  1,456,341
       1,250  5.000%, 10/01/31 - MBIA Insured                             10/11 at 101.00       AAA  1,221,675

       1,160 Metropolitan District of Columbia Airports Authority,        10/04 at 102.00       AAA  1,193,814
              Virginia, Airport System Revenue Bonds, Series 1994A,
              5.750%, 10/01/20 (Alternative Minimum Tax) - MBIA Insured

         900 Metropolitan District of Columbia Airports Authority,        10/07 at 101.00       Aa3    917,217
              Virginia, Airport System Revenue Bonds, Series 1997B,
              5.500%, 10/01/23 (Alternative Minimum Tax)

         225 Metropolitan District of Columbia Airports Authority,        10/08 at 101.00       Aa3    214,895
              Virginia, Airport System Revenue Bonds, Series 1998A,
              5.000%, 10/01/28

       3,000 Norfolk Airport Authority, Virginia, Airport Revenue Bonds,   7/11 at 100.00       AAA  3,005,340
              Series 2001A, 5.125%, 7/01/31 - FGIC Insured

             Pocahontas Parkway Association, Virginia, Route 895
             Connector Toll Road Senior Lien Revenue Bonds, Series 1998A:
       5,000  0.000%, 8/15/16                                               8/08 at 64.81        BB  1,961,450
       5,500  5.500%, 8/15/28                                              8/08 at 102.00        BB  4,526,995

       1,750 Puerto Rico Ports Authority, Special Facilities Revenue       6/06 at 102.00       CCC  1,178,853
              Bonds, American Airlines Inc., Series 1996A, 6.250%,
              6/01/26 (Alternative Minimum Tax)

       1,730 Richmond Metropolitan Authority, Virginia, Revenue              No Opt. Call       AAA  1,850,616
              Refunding Bonds, Expressway System, Series 1998, 5.250%,
              7/15/22 - FGIC Insured

       1,485 Richmond Metropolitan Authority, Virginia, Revenue              No Opt. Call       AAA  1,588,534
              Refunding Bonds, Expressway System, Series 2002, 5.250%,
              7/15/22 - FGIC Insured

       1,000 Virginia Port Authority, Revenue Bonds, Port Authority        7/07 at 101.00       AAA  1,021,640
              Facilities, Series 1997, 5.500%, 7/01/24 (Alternative
              Minimum Tax) - MBIA Insured

       1,000 Virginia Resources Authority, Airports Revolving Fund         2/11 at 100.00       Aa2  1,026,230
              Revenue Bonds, Series 2001A, 5.250%, 8/01/23
--------------------------------------------------------------------------------------------------------------
             U.S. Guaranteed - 7.3%

         750 Charlottesville-Albemarle Airport Authority, Virginia,        6/05 at 102.00    N/R***    797,820
              Airport Revenue Refunding Bonds, Series 1995, 6.125%,
              12/01/13 (Alternative Minimum Tax) (Pre-refunded to
              6/01/05)

       1,060 Puerto Rico, The Children's Trust Fund, Tobacco Settlement    7/10 at 100.00       AAA  1,140,443
              Asset-Backed Bonds, Series 2000, 5.750%, 7/01/20
              (Pre-refunded to 7/01/10)

         150 Fairfax County Water Authority, Virginia, Water Revenue       4/07 at 102.00       AAA    167,214
              Refunding Bonds, Series 1992, 6.000%, 4/01/22
              (Pre-refunded to 4/01/07)

       2,000 Henrico County Industrial Development Authority, Virginia,    8/05 at 102.00    AA+***  2,166,100
              Public Facility Lease Revenue Bonds, Henrico County
              Regional Jail Project, Series 1994, 7.000%, 8/01/13
              (Pre-refunded to 8/01/05)

       1,000 Middlesex County Industrial Development Authority,            8/09 at 102.00       AAA  1,150,410
              Virginia, Lease Revenue Bonds, School Facilities Project,
              Series 1999, 6.000%, 8/01/24 (Pre-refunded to 8/01/09) -
              MBIA Insured

       2,000 Peninsula Ports Authority of Virginia, Healthcare             8/06 at 100.00   BBB+***  2,122,320
              Facilities Revenue Refunding Bonds, Mary Immaculate
              Hospital, Series 1994, 7.000%, 8/01/17 (Pre-refunded to
              8/01/06)

       2,250 Prince William County Industrial Development Authority,      10/05 at 102.00       Aaa  2,450,633
              Virginia, Hospital Facility Revenue Bonds, Potomac
              Hospital Corporation of Prince William, Series 1995,
              6.850%, 10/01/25 (Pre-refunded to 10/01/05)

       2,500 Prince William County Park Authority, Virginia, Revenue      10/04 at 102.00    N/R***  2,601,425
              Bonds, Series 1994, 6.875%, 10/15/16 (Pre-refunded to
              10/15/04)

----
24

   Principal                                                                Optional Call               Market
Amount (000) Description                                                      Provisions* Ratings**      Value
--------------------------------------------------------------------------------------------------------------
             U.S. Guaranteed (continued)

             Puerto Rico Infrastructure Financing Authority, Special
             Obligation Bonds, Series 2000A:
    $    500  5.500%, 10/01/32                                            10/10 at 101.00       AAA $  525,350
       1,500  5.500%, 10/01/40                                            10/10 at 101.00       AAA  1,576,050

       1,500 Richmond Housing Authority, Virginia, Certificates of         3/05 at 102.00       AAA  1,589,955
              Participation and Leases, Old Manchester Project, Series
              1994, 6.800%, 3/01/15 (Pre-refunded to 3/01/05) - FSA
              Insured

       1,000 Virginia Resources Authority, Water and Sewerage System      10/07 at 100.00     AA***  1,094,210
              Revenue Bonds, Sussex Service Authority, Series 1995A,
              5.600%, 10/01/25 (Pre-refunded to 10/01/07)
--------------------------------------------------------------------------------------------------------------
             Utilities - 6.6%

             Bristol, Virginia, Utility System Revenue Refunding Bonds,
             Series 2003:
       1,115  5.000%, 7/15/17 - MBIA Insured                               7/13 at 100.00       AAA  1,164,372
       2,000  5.250%, 7/15/23 - MBIA Insured                               7/13 at 100.00       AAA  2,068,020

       2,000 Mecklenburg County Industrial Development Authority,         10/12 at 100.00      BBB-  2,018,300
              Virginia, Exempt Facility Revenue Refunding Bonds, UAE LP
              Project, Series 2002, 6.500%, 10/15/17 (Alternative
              Minimum Tax)

       4,335 Puerto Rico Electric Power Authority, Power Revenue Bonds,      No Opt. Call       AAA  5,226,103
              DRIVERS, Series 147, 14.313%, 1/01/09 (IF)

             Richmond, Virginia, Public Utility Revenue Refunding Bonds,
             Series 2002:
       1,500  5.000%, 1/15/27 - FSA Insured                                1/12 at 100.00       AAA  1,501,230
       1,750  5.000%, 1/15/33 - FSA Insured                                1/12 at 100.00       AAA  1,735,405

       1,960 Virginia Resources Authority, Solid Waste Disposal System     4/05 at 102.00        AA  2,015,860
              Revenue Refunding Bonds, Prince William County Project,
              Series 1995A, 5.500%, 4/01/15
--------------------------------------------------------------------------------------------------------------
             Water and Sewer - 10.7%

       1,000 Fairfax County, Virginia, Sewer Revenue Bonds, Series 1996,   7/06 at 102.00       AAA  1,072,890
              5.875%, 7/15/28 - MBIA Insured

       1,000 Fairfax County Water Authority, Virginia, Water Revenue         No Opt. Call       AAA  1,050,670
              Refunding Bonds, Series 1997, 5.000%, 4/01/21

       2,045 Fairfax County Water Authority, Virginia, Water Revenue       4/07 at 102.00       AAA  2,225,389
              Refunding Bonds, Series 1992, 6.000%, 4/01/22

             Fairfax County Water Authority, Virginia, Water Revenue
             Refunding Bonds, Series 2002:
       1,925  5.375%, 4/01/21                                              4/12 at 100.00       AAA  2,054,398
       1,000  5.000%, 4/01/27                                              4/12 at 100.00       AAA  1,002,510

       1,395 Henry County Public Service Authority, Virginia, Water and      No Opt. Call       AAA  1,545,074
              Sewer Revenue Refunding Bonds, Series 2001, 5.500%,
              11/15/19 - FSA Insured

       1,850 Leesburg, Virginia, Utility System Revenue Refunding Bonds,   7/07 at 102.00       AAA  1,887,759
              Series 1997, 5.125%, 7/01/22 - MBIA Insured

       1,000 Loudoun County Sanitation Authority, Virginia, Water and      1/07 at 102.00       AAA  1,004,090
              Sewerage System Revenue Refunding Bonds, Series 1996,
              5.125%, 1/01/26 - FGIC Insured

       2,400 Prince William County Service Authority, Virginia, Water      7/08 at 101.00       AAA  2,283,360
              and Sewerage System Revenue Refunding Bonds, Series 1997,
              4.750%, 7/01/29 - FGIC Insured

       2,000 Spotsylvania County, Virginia, Water and Sewerage System      6/07 at 102.00       AAA  2,049,640
              Revenue Bonds, Series 1997, 5.400%, 6/01/27 - MBIA Insured

         750 Virginia Beach, Virginia, Storm Water Utility Revenue         9/10 at 101.00       Aa3    835,478
              Bonds, Series 2000, 6.000%, 9/01/20

       1,000 Virginia Resources Authority, Sewerage System Revenue        10/05 at 102.00        AA  1,031,430
              Bonds, Hopewell Regional Wastewater Treatment Facility,
              Series 1995A, 6.000%, 10/01/25 (Alternative Minimum Tax)

       1,000 Virginia Resources Authority, Clean Water State Revolving    10/10 at 100.00       AAA  1,084,340
              Fund Revenue Bonds, Series 1999, 5.625%, 10/01/22

             Virginia Resources Authority, Clean Water State Revolving
             Fund Revenue Bonds, Series 2000, RITES Series PA790R:
         500  14.200%, 10/01/14 (IF)                                      10/10 at 100.00       AAA    679,700
         410  14.200%, 10/01/15 (IF)                                      10/10 at 100.00       AAA    547,633
       1,900  14.200%, 10/01/16 (IF)                                      10/10 at 100.00       AAA  2,520,843

----
25

Portfolio of Investments
NUVEEN VIRGINIA MUNICIPAL BOND FUND (continued)
May 31, 2004

   Principal                                                               Optional Call                 Market
Amount (000) Description                                                     Provisions* Ratings**        Value
---------------------------------------------------------------------------------------------------------------
             Water and Sewer (continued)

    $  2,485 Virginia Resources Authority, Water and Sewerage System      5/11 at 101.00        AA $  2,588,147
              Revenue Bonds, Caroline County Public Improvements
              Project, Series 2001, 5.250%, 5/01/21
---------------------------------------------------------------------------------------------------------------
    $230,780 Total Long-Term Investments (cost $228,752,769) - 98.1%                                234,051,775
---------------------------------------------------------------------------------------------------------------
------------
             Other Assets Less Liabilities - 1.9%                                                     4,420,962
             -------------------------------------------------------------------------------------------------
             Net Assets - 100%                                                                     $238,472,737
             -------------------------------------------------------------------------------------------------

           * Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.
           ** Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating.
           ***Securities are backed by an escrow or trust containing sufficient
              U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Such securities are normally considered to be equivalent to AAA rated securities.
           N/RInvestment is not rated.
          (IF)Inverse floating rate security.

                                See accompanying notes to financial statements.

----
26

Statement of Assets and Liabilities
May 31, 2004

                                                           Maryland  Pennsylvania     Virginia
----------------------------------------------------------------------------------------------
Assets
Investments, at market value (cost
 $103,789,141, $149,303,145 and
 $228,752,769, respectively)                           $105,701,753 $152,225,039  $234,051,775
Cash                                                        348,069      231,930       838,781
Receivables:
 Interest                                                 1,928,845    2,590,109     4,065,400
 Investments sold                                           110,184      189,807       695,000
 Shares sold                                                 13,061      423,808       312,312
Other assets                                                    311          490           757
----------------------------------------------------------------------------------------------
   Total assets                                         108,102,223  155,661,183   239,964,025
----------------------------------------------------------------------------------------------
Liabilities
Payables:
 Investments purchased                                      246,250           --            --
 Shares redeemed                                            182,871      161,234       327,679
Accrued expenses:
 Management fees                                             49,975       71,519       110,108
 12b-1 distribution and service
   fees                                                      27,102       35,059        55,276
 Other                                                       35,873       50,658        59,648
Dividends payable                                           378,227      564,834       938,577
----------------------------------------------------------------------------------------------
   Total liabilities                                        920,298      883,304     1,491,288
----------------------------------------------------------------------------------------------
Net assets                                             $107,181,925 $154,777,879  $238,472,737
----------------------------------------------------------------------------------------------
Class A Shares
Net assets                                             $ 38,219,274 $ 64,455,208  $144,910,589
Shares outstanding                                        3,687,933    6,344,742    13,649,224
Net asset value per share                              $      10.36 $      10.16  $      10.62
Offering price per share (net
 asset value per share
 plus maximum sales charge of 4.20% of offering price) $      10.81 $      10.61  $      11.09
----------------------------------------------------------------------------------------------
Class B Shares
Net assets                                             $ 14,340,193 $ 12,051,002  $ 20,735,262
Shares outstanding                                        1,381,878    1,185,733     1,957,350
Net asset value and offering price
 per share                                             $      10.38 $      10.16  $      10.59
----------------------------------------------------------------------------------------------
Class C Shares
Net assets                                             $ 14,157,874 $ 23,124,059  $ 22,016,827
Shares outstanding                                        1,367,256    2,281,778     2,077,297
Net asset value and offering price
 per share                                             $      10.35 $      10.13  $      10.60
----------------------------------------------------------------------------------------------
Class R Shares
Net assets                                             $ 40,464,584 $ 55,147,610  $ 50,810,059
Shares outstanding                                        3,895,630    5,437,120     4,796,300
Net asset value and offering price
 per share                                             $      10.39 $      10.14  $      10.59
----------------------------------------------------------------------------------------------

Net Assets Consist of:
----------------------------------------------------------------------------------------------
Capital paid-in                                        $105,188,788 $153,493,668  $232,566,804
Undistributed (Over-distribution
 of) net investment income                                   74,002         (426)      100,135
Accumulated net realized gain
 (loss) from investments                                      6,523   (1,637,257)      506,792
Net unrealized appreciation of
 investments                                              1,912,612    2,921,894     5,299,006
----------------------------------------------------------------------------------------------
Net assets                                             $107,181,925 $154,777,879  $238,472,737
----------------------------------------------------------------------------------------------

                                See accompanying notes to financial statements.

----
27

Statement of Operations
Year Ended May 31, 2004

                                                                        Maryland Pennsylvania       Virginia
------------------------------------------------------------------------------------------------------------
Investment Income                                                   $ 5,532,905   $ 8,652,838  $ 13,619,488
------------------------------------------------------------------------------------------------------------
Expenses
Management fees                                                         588,624       874,232     1,341,301
12b-1 service fees - Class A                                             72,821       133,562       299,920
12b-1 distribution and service fees - Class B                           142,127       118,121       205,079
12b-1 distribution and service fees - Class C                           104,741       171,636       170,581
Shareholders' servicing agent fees and expenses                          85,830       128,976       151,716
Custodian's fees and expenses                                            40,311        51,081        76,464
Trustees' fees and expenses                                               2,810         3,654         5,899
Professional fees                                                        11,147        12,527        17,039
Shareholders' reports - printing and mailing expenses                    27,701        41,790        47,223
Federal and state registration fees                                       9,710         6,074         6,372
Other expenses                                                            4,213         5,895         8,099
------------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit                            1,090,035     1,547,548     2,329,693
  Custodian fee credit                                                  (10,059)       (5,508)      (18,827)
------------------------------------------------------------------------------------------------------------
Net expenses                                                          1,079,976     1,542,040     2,310,866
------------------------------------------------------------------------------------------------------------
Net investment income                                                 4,452,929     7,110,798    11,308,622
------------------------------------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss) from Investments
Net realized gain from investments                                      226,259       267,831       727,148
Net change in unrealized appreciation (depreciation) of investments  (4,862,870)   (7,230,063)  (10,232,220)
------------------------------------------------------------------------------------------------------------
Net gain (loss) from investments                                     (4,636,611)   (6,962,232)   (9,505,072)
------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from operations               $  (183,682)  $   148,566  $  1,803,550
------------------------------------------------------------------------------------------------------------

                                See accompanying notes to financial statements.

----
28

Statement of Changes in Net Assets

                                                  Maryland                  Pennsylvania                  Virginia
                                         --------------------------  --------------------------  --------------------------
                                            Year Ended    Year Ended    Year Ended    Year Ended    Year Ended    Year Ended
                                               5/31/04       5/31/03       5/31/04       5/31/03       5/31/04       5/31/03
----------------------------------------------------------------------------------------------------------------------------
Operations
Net investment income                    $  4,452,929  $  4,297,725  $  7,110,798  $  7,084,002  $ 11,308,622  $ 11,336,097
Net realized gain from investments            226,259       443,920       267,831       516,426       727,148     1,002,017
Net change in unrealized appreciation
 (depreciation) of investments             (4,862,870)    5,028,981    (7,230,063)    6,212,203   (10,232,220)    8,707,308
----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
 from operations                             (183,682)    9,770,626       148,566    13,812,631     1,803,550    21,045,422
----------------------------------------------------------------------------------------------------------------------------
Distributions to Shareholders
From net investment income:
 Class A                                   (1,556,392)   (1,439,726)   (2,937,596)   (3,156,093)   (7,101,328)   (7,278,003)
 Class B                                     (530,465)     (487,068)     (459,964)     (482,466)     (867,421)     (788,828)
 Class C                                     (528,158)     (425,734)     (887,620)     (714,142)     (951,545)     (877,724)
 Class R                                   (1,878,574)   (2,023,328)   (2,670,359)   (2,892,361)   (2,599,234)   (2,690,006)
From accumulated net realized gains
 from investments:
 Class A                                           --            --            --            --      (241,641)     (211,858)
 Class B                                           --            --            --            --       (35,506)      (26,399)
 Class C                                           --            --            --            --       (36,862)      (28,739)
 Class R                                           --            --            --            --       (85,099)      (74,965)
----------------------------------------------------------------------------------------------------------------------------
Decrease in net assets from
 distributions to shareholders             (4,493,589)   (4,375,856)   (6,955,539)   (7,245,062)  (11,918,636)  (11,976,522)
----------------------------------------------------------------------------------------------------------------------------
Fund Share Transactions
Net proceeds from sale of shares           15,925,560    18,563,568    15,415,514    22,986,216    26,660,856    34,584,560
Net proceeds from shares issued to
 shareholders due to reinvestment of
 distributions                              2,718,271     2,702,231     3,616,350     3,646,795     5,767,755     5,471,728
----------------------------------------------------------------------------------------------------------------------------
                                           18,643,831    21,265,799    19,031,864    26,633,011    32,428,611    40,056,288
Cost of shares redeemed                   (11,993,445)   (9,586,207)  (20,133,290)  (17,595,061)  (36,163,520)  (22,686,278)
----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
 from Fund share transactions               6,650,386    11,679,592    (1,101,426)    9,037,950    (3,734,909)   17,370,010
----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets       1,973,115    17,074,362    (7,908,399)   15,605,519   (13,849,995)   26,438,910
Net assets at the beginning of year       105,208,810    88,134,448   162,686,278   147,080,759   252,322,732   225,883,822
----------------------------------------------------------------------------------------------------------------------------
Net assets at the end of year            $107,181,925  $105,208,810  $154,777,879  $162,686,278  $238,472,737  $252,322,732
----------------------------------------------------------------------------------------------------------------------------
Undistributed (Over-distribution of)
 net investment income at the end of
 year                                    $     74,002  $    118,311  $       (426) $   (154,043) $    100,135  $    332,790
----------------------------------------------------------------------------------------------------------------------------

                                See accompanying notes to financial statements.

----
29

Notes to Financial Statements

1. General Information and Significant Accounting Policies

The Nuveen Multistate Trust I (the "Trust") is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust comprises the Nuveen Maryland Municipal Bond Fund ("Maryland"), Nuveen Pennsylvania Municipal Bond Fund ("Pennsylvania") and Nuveen Virginia Municipal Bond Fund ("Virginia") (collectively, the "Funds"), among others. The Trust was organized as a Massachusetts business trust on July 1, 1996. The Funds were each organized as a series of predecessor trusts or corporations prior to that date.

The Funds seek to provide high tax-free income and preservation of capital through investments in diversified portfolios of quality municipal bonds.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States.

Securities Valuation
The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Trustees. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers, evaluations of anticipated cash flows or collateral and general market conditions. If it is determined that market prices for a security are unavailable or inappropriate, the Board of Trustees of the Funds, or its designee, may establish a fair value for the security. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at amortized cost, which approximates market value.

Securities Transactions
Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. Any securities so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At May 31, 2004, there were no such outstanding purchase commitments in any of the Funds.

Investment Income
Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis.

Dividends and Distributions to Shareholders
Tax-exempt net investment income is declared monthly as a dividend. Generally, payment is made or reinvestment is credited to shareholder accounts on the first business day after month-end. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States.

Income Taxes
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net investment income to its shareholders. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal and designated state income taxes, to retain such tax-exempt status when distributed to shareholders of the Funds. All monthly tax-exempt income dividends paid during the fiscal year ended May 31, 2004, have been designated Exempt Interest Dividends.

Flexible Sales Charge Program
Each Fund offers Class A, B, C and R Shares. Class A Shares are sold with a sales charge and incur a .20% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge ("CDSC") if redeemed within 18 months of purchase. Class B Shares are sold without a sales charge but incur a .75% annual 12b-1 distribution fee and a .20% annual 12b-1 service fee. An investor purchasing Class B Shares agrees to pay a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without a sales charge but incur a .55% annual 12b-1 distribution fee and a .20% annual 12b-1 service fee. An investor purchasing Class C Shares agrees to pay a CDSC of 1% if Class C Shares are redeemed within one year of purchase. Class R Shares are not subject to any sales charge or 12b-1 distribution or service fees. Class R Shares are available only under limited circumstances.


----
30

Derivative Financial Instruments
The Funds may invest in certain derivative financial instruments including futures, forward, swap and option contracts, and other financial instruments with similar characteristics including inverse floating rate securities. During the fiscal year ended May 31, 2004, Maryland and Virginia invested in inverse floating rate securities for the purpose of enhancing portfolio yield. Inverse floating rate securities are identified in the Portfolio of Investments and are marked to market daily. The interest rate of an inverse floating rate security has an inverse relationship to the interest rate of a short-term floating rate security. Consequently, as the interest rate of the floating rate security rises, the interest rate on the inverse floating rate security declines. Conversely, as the interest rate of the floating rate security declines, the interest rate on the inverse floating rate security rises. The price of an inverse floating rate security will be more volatile than that of an otherwise comparable fixed rate security since the interest rate is dependent on an underlying fixed coupon rate or the general level of long-term interest rates as well as the short-term interest paid on the floating rate security, and because the inverse floating rate security typically bears the risk of loss of a greater face value of an underlying bond. Pennsylvania did not invest in any such securities during the fiscal year ended May 31, 2004.

Expense Allocation
Expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution and service fees, are recorded to the specific class.

Custodian Fee Credit
Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.

Indemnifications
Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that provide general indemnifications to other parties. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred.

Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fund Shares

Transactions in Fund shares were as follows:

                                                             Maryland
                                         ------------------------------------------------
                                                Year Ended                Year Ended
                                                  5/31/04                   5/31/03
                                         ------------------------   ----------------------
                                              Shares        Amount      Shares       Amount
-------------------------------------------------------------------------------------------
Shares sold:
 Class A                                    851,247  $  8,967,783     680,204  $ 7,145,680
 Class B                                    181,559     1,933,202     453,285    4,762,685
 Class C                                    378,098     4,002,015     504,192    5,287,218
 Class R                                     97,066     1,022,560     130,061    1,367,985
Shares issued to shareholders due to
 reinvestment of distributions:
 Class A                                     84,544       894,516      84,958      890,121
 Class B                                     20,893       221,387      19,825      208,152
 Class C                                     27,635       292,219      21,773      228,383
 Class R                                    123,534     1,310,149     130,919    1,375,575
-------------------------------------------------------------------------------------------
                                          1,764,576    18,643,831   2,025,217   21,265,799
-------------------------------------------------------------------------------------------
Shares redeemed:
 Class A                                   (394,669)   (4,164,283)   (467,406)  (4,905,352)
 Class B                                   (215,631)   (2,275,497)   (110,389)  (1,156,315)
 Class C                                   (244,169)   (2,565,326)    (94,078)    (990,516)
 Class R                                   (283,816)   (2,988,339)   (240,736)  (2,534,024)
-------------------------------------------------------------------------------------------
                                         (1,138,285)  (11,993,445)   (912,609)  (9,586,207)
-------------------------------------------------------------------------------------------
Net increase                                626,291  $  6,650,386   1,112,608  $11,679,592
-------------------------------------------------------------------------------------------


----
31

                                                            Pennsylvania
                                         --------------------------------------------------
                                                Year Ended                Year Ended
                                                  5/31/04                   5/31/03
                                         ------------------------  ------------------------
                                              Shares        Amount      Shares        Amount
--------------------------------------------------------------------------------------------
Shares sold:
 Class A                                    735,138  $  7,594,148     823,671  $  8,475,740
 Class B                                    113,633     1,175,174     227,380     2,348,846
 Class C                                    497,736     5,133,235     846,423     8,720,062
 Class R                                    146,357     1,512,957     334,539     3,441,568
Shares issued to shareholders due to
 reinvestment of distributions:
 Class A                                    129,645     1,343,663     135,841     1,399,001
 Class B                                     15,884       164,713      16,761       172,882
 Class C                                     38,505       398,047      24,021       247,125
 Class R                                    165,239     1,709,927     177,686     1,827,787
--------------------------------------------------------------------------------------------
                                          1,842,137    19,031,864   2,586,322    26,633,011
--------------------------------------------------------------------------------------------
Shares redeemed:
 Class A                                 (1,043,221)  (10,737,316)   (789,306)   (8,120,547)
 Class B                                   (145,581)   (1,498,859)   (191,734)   (1,970,130)
 Class C                                   (295,175)   (3,029,609)   (213,233)   (2,200,958)
 Class R                                   (471,832)   (4,867,506)   (515,096)   (5,303,426)
--------------------------------------------------------------------------------------------
                                         (1,955,809)  (20,133,290) (1,709,369)  (17,595,061)
--------------------------------------------------------------------------------------------
Net increase (decrease)                    (113,672) $ (1,101,426)    876,953  $  9,037,950
--------------------------------------------------------------------------------------------

                                                              Virginia
                                         --------------------------------------------------
                                                Year Ended                Year Ended
                                                  5/31/04                   5/31/03
                                         ------------------------  ------------------------
                                              Shares        Amount      Shares        Amount
--------------------------------------------------------------------------------------------
Shares sold:
 Class A                                  1,459,905  $ 15,852,410   1,955,750  $ 21,079,405
 Class B                                    280,478     3,028,562     458,648     4,937,447
 Class C                                    461,818     5,018,163     614,995     6,619,300
 Class R                                    255,637     2,761,721     180,389     1,948,408
Shares issued to shareholders due to
 reinvestment of distributions:
 Class A                                    299,038     3,244,188     284,291     3,060,692
 Class B                                     41,627       450,644      36,711       394,569
 Class C                                     32,517       352,177      27,804       298,854
 Class R                                    158,933     1,720,746     159,846     1,717,613
--------------------------------------------------------------------------------------------
                                          2,989,953    32,428,611   3,718,434    40,056,288
--------------------------------------------------------------------------------------------
Shares redeemed:
 Class A                                 (2,082,302)  (22,532,405) (1,599,629)  (17,239,498)
 Class B                                   (289,139)   (3,137,261)   (118,873)   (1,275,678)
 Class C                                   (505,179)   (5,450,760)   (147,178)   (1,577,784)
 Class R                                   (467,129)   (5,043,094)   (240,988)   (2,593,318)
--------------------------------------------------------------------------------------------
                                         (3,343,749)  (36,163,520) (2,106,668)  (22,686,278)
--------------------------------------------------------------------------------------------
Net increase (decrease)                    (353,796) $ (3,734,909)  1,611,766  $ 17,370,010
--------------------------------------------------------------------------------------------

3. Securities Transactions

Purchases and sales (including maturities) of investments in long-term municipal securities for the fiscal year ended May 31, 2004, were as follows:

                                            Maryland Pennsylvania    Virginia
-----------------------------------------------------------------------------
Purchases                                $18,603,633  $ 9,864,797 $24,730,435
Sales and maturities                       8,811,228   11,248,685  26,714,417
-----------------------------------------------------------------------------


----
32

4. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing income on taxable market discount securities and timing differences in recognizing certain gains and losses on security transactions.

At May 31, 2004, the cost of investments were as follows:

                                              Maryland  Pennsylvania      Virginia
----------------------------------------------------------------------------------
Cost of investments                      $103,732,429  $149,219,251  $228,579,589
----------------------------------------------------------------------------------

Gross unrealized appreciation and gross unrealized depreciation of investments at May 31, 2004, were as follows:

                                              Maryland  Pennsylvania      Virginia
----------------------------------------------------------------------------------
Gross unrealized:
 Appreciation                            $  3,495,646  $  5,011,738  $  9,562,872
 Depreciation                              (1,526,322)   (2,005,950)   (4,090,686)
----------------------------------------------------------------------------------
Net unrealized appreciation of
 investments                             $  1,969,324  $  3,005,788  $  5,472,186
----------------------------------------------------------------------------------

The tax components of undistributed net investment income and net realized gains at May 31, 2004, were as follows:

                                              Maryland  Pennsylvania      Virginia
----------------------------------------------------------------------------------
Undistributed net tax-exempt income      $    360,564  $    480,514  $    728,364
Undistributed net ordinary income*             34,953            --        34,057
Undistributed net long-term capital
 gains                                          6,522            --       609,904
----------------------------------------------------------------------------------

* Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the fiscal years ended May 31, 2004 and May 31, 2003, was designated for purposes of the dividends paid deduction as follows:

2004                                          Maryland  Pennsylvania      Virginia
----------------------------------------------------------------------------------
Distributions from net tax-exempt income $  4,461,777  $  6,974,173  $ 11,520,643
Distributions from net ordinary income*        12,282            --        33,965
Distributions from net long-term
 capital gains                                     --            --       399,107
----------------------------------------------------------------------------------

2003                                          Maryland  Pennsylvania      Virginia
----------------------------------------------------------------------------------
Distributions from net tax-exempt income $  4,368,894  $  7,289,834  $ 11,601,368
Distributions from net ordinary income*            --            --            --
Distributions from net long-term
 capital gains                                     --            --       341,961
----------------------------------------------------------------------------------

             * Net ordinary income consists of taxable market
              discount income and net short-term capital gains, if any.

             At May 31, 2004, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

                                                      Pennsylvania
             -----------------------------------------------------
             Expiration year:
              2009                                      $1,444,236
              2010                                         193,021
             -----------------------------------------------------
             Total                                      $1,637,257
             -----------------------------------------------------


----
33

5. Management Fee and Other Transactions with Affiliates

Under the Trust's investment management agreement with Nuveen Advisory Corp. (the "Adviser"), a wholly owned subsidiary of Nuveen Investments, Inc., each Fund pays an annual management fee, payable monthly, at the rates set forth below which are based upon the average daily net assets of each Fund as follows:

            Average Daily Net Assets                 Management Fee
            --------------------------------------------------------
            For the first $125 million                        .5500%
            For the next $125 million                         .5375
            For the next $250 million                         .5250
            For the next $500 million                         .5125
            For the next $1 billion                           .5000
            For the next $3 billion                           .4750
            For net assets over $5 billion                    .4500
            --------------------------------------------------------

The management fee compensates the Adviser for overall investment advisory and administrative services, and general office facilities. The Trust pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised Funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of Nuveen advised Funds.

As approved by the Board of Trustees, a complex-wide fee schedule for all Funds managed by the Adviser and its affiliates will go into effect on August 1, 2004. The implementation of this complex-wide fee schedule is expected to result in a marginal immediate decrease in the rate at which management fees are to be paid by the Funds. As assets in the Nuveen Fund complex grow, the management fee rates to be paid by the Funds will decrease further. Under no circumstances will the complex-wide fee schedule result in an increase in the rate at which management fees would be paid by the Funds if the complex-wide fee schedule were not implemented.

The Adviser may voluntarily reimburse expenses from time to time in any of the Funds. Voluntary reimbursements may be terminated at any time at the Adviser's discretion.

During the fiscal year ended May 31, 2004, Nuveen Investments, LLC (the "Distributor"), a wholly owned subsidiary of Nuveen Investments, Inc., collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to authorized dealers as follows:

                                             Maryland Pennsylvania Virginia
    -----------------------------------------------------------------------
    Sales charges collected (unaudited)      $194,772     $109,215 $264,018
    Paid to authorized dealers (unaudited)    166,269       95,413  228,902
    -----------------------------------------------------------------------

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

During the fiscal year ended May 31, 2004, the Distributor compensated authorized dealers directly with commission advances at the time of purchase as follows:

                                             Maryland Pennsylvania Virginia
    -----------------------------------------------------------------------
    Commission advances (unaudited)          $132,888      $91,292 $179,405
    -----------------------------------------------------------------------

To compensate for commissions advanced to authorized dealers, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees collected on Class B Shares, and all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the fiscal year ended May 31, 2004, the Distributor retained such 12b-1 fees as follows:

                                             Maryland Pennsylvania Virginia
    -----------------------------------------------------------------------
    12b-1 fees retained (unaudited)          $153,038     $151,139 $211,525
    -----------------------------------------------------------------------

The remaining 12b-1 fees charged to the Funds were paid to compensate authorized dealers for providing services to shareholders relating to their investments.


----
34

The Distributor also collected and retained CDSC on share redemptions during the fiscal year ended May 31, 2004, as follows:

                                             Maryland Pennsylvania Virginia
    -----------------------------------------------------------------------
    CDSC retained (unaudited)                 $48,695      $30,696  $61,496
    -----------------------------------------------------------------------

6. Subsequent Event - Distributions to Shareholders

The Funds declared dividend distributions from their tax-exempt net investment income which were paid on July 1, 2004, to shareholders of record on June 9, 2004, as follows:

                                             Maryland Pennsylvania Virginia
    -----------------------------------------------------------------------
    Dividend per share:
     Class A                                   $.0370       $.0375   $.0420
     Class B                                    .0305        .0315    .0355
     Class C                                    .0325        .0330    .0370
     Class R                                    .0390        .0395    .0440
    -----------------------------------------------------------------------


----
35

Financial Highlights

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
                             Investment Operations        Less Distributions
                          ---------------------------  -----------------------                     -------


MARYLAND


                                           Net
                                     Realized/
                                    Unrealized
              Beginning         Net    Invest-             Net                  Ending              Ending
                    Net     Invest-       ment         Invest-                     Net                 Net
Year Ended        Asset        ment       Gain            ment  Capital          Asset     Total    Assets
May 31,           Value   Income(a)     (Loss)   Total  Income    Gains   Total  Value Return(b)     (000)
-----------------------------------------------------------------------------------------------------------
Class A (9/94)
   2004          $10.83        $.45      $(.47) $(.02)   $(.45)   $  --  $(.45) $10.36      (.15)% $38,219
   2003           10.24         .48        .60   1.08     (.49)      --   (.49)  10.83     10.74    34,069
   2002           10.14         .50        .09    .59     (.49)      --   (.49)  10.24      5.88    29,178
   2001            9.55         .48        .58   1.06     (.47)      --   (.47)  10.14     11.36    26,137
   2000           10.46         .47       (.86)  (.39)    (.49)    (.03)  (.52)   9.55     (3.71)   22,694
Class B (3/97)
   2004           10.84         .37       (.45)  (.08)    (.38)      --   (.38)  10.38      (.78)   14,340
   2003           10.26         .40        .59    .99     (.41)      --   (.41)  10.84      9.81    15,125
   2002           10.15         .42        .10    .52     (.41)      --   (.41)  10.26      5.18    10,588
   2001            9.56         .41        .58    .99     (.40)      --   (.40)  10.15     10.53     6,474
   2000           10.47         .40       (.86)  (.46)    (.42)    (.03)  (.45)   9.56     (4.44)    4,694
Class C (9/94)
   2004           10.82         .39       (.46)  (.07)    (.40)      --   (.40)  10.35      (.66)   14,158
   2003           10.24         .42        .59   1.01     (.43)      --   (.43)  10.82     10.08    13,049
   2002           10.14         .44        .09    .53     (.43)      --   (.43)  10.24      5.32     7,925
   2001            9.56         .43        .57   1.00     (.42)      --   (.42)  10.14     10.64     6,046
   2000           10.46         .42       (.86)  (.44)    (.43)    (.03)  (.46)   9.56     (4.16)    5,290
Class R (2/92)
   2004           10.85         .47       (.45)   .02     (.48)      --   (.48)  10.39       .17    40,465
   2003           10.27         .50        .59   1.09     (.51)      --   (.51)  10.85     10.86    42,967
   2002           10.16         .52        .10    .62     (.51)      --   (.51)  10.27      6.20    40,444
   2001            9.58         .50        .57   1.07     (.49)      --   (.49)  10.16     11.41    40,619
   2000           10.48         .49       (.85)  (.36)    (.51)    (.03)  (.54)   9.58     (3.43)   38,840
-----------------------------------------------------------------------------------------------------------

Class (Commencement Date)
                                Ratios/Supplemental Data
              -------------------------------------------------------------------
                Before Credit/         After          After Credit/
                Reimbursement     Reimbursement(c)   Reimbursement(d)
MARYLAND      -----------------  -----------------  -----------------
                          Ratio              Ratio              Ratio
                         of Net             of Net             of Net
                        Invest-            Invest-            Invest-
              Ratio of     ment  Ratio of     ment  Ratio of     ment
              Expenses   Income  Expenses   Income  Expenses   Income
                    to       to        to       to        to       to
               Average  Average   Average  Average   Average  Average  Portfolio
Year Ended         Net      Net       Net      Net       Net      Net   Turnover
May 31,         Assets   Assets    Assets   Assets    Assets   Assets       Rate
---------------------------------------------------------------------------------
Class A (9/94)
   2004            .92%    4.25%      .92%    4.25%      .91%    4.26%         8%
   2003            .93     4.53       .93     4.53       .91     4.55         12
   2002            .97     4.84       .97     4.84       .96     4.85          4
   2001           1.00     4.82      1.00     4.82       .98     4.84         28
   2000           1.13     4.79      1.12     4.79      1.11     4.81         19
Class B (3/97)
   2004           1.67     3.50      1.67     3.50      1.66     3.51          8
   2003           1.68     3.78      1.68     3.78      1.66     3.79         12
   2002           1.72     4.08      1.72     4.08      1.71     4.09          4
   2001           1.74     4.08      1.74     4.08      1.73     4.09         28
   2000           1.87     4.04      1.87     4.04      1.85     4.05         19
Class C (9/94)
   2004           1.47     3.70      1.47     3.70      1.46     3.71          8
   2003           1.48     3.98      1.48     3.98      1.46     3.99         12
   2002           1.52     4.28      1.52     4.28      1.51     4.29          4
   2001           1.55     4.28      1.55     4.28      1.53     4.29         28
   2000           1.68     4.25      1.68     4.25      1.66     4.27         19
Class R (2/92)
   2004            .72     4.45       .72     4.45       .71     4.46          8
   2003            .73     4.73       .73     4.73       .71     4.75         12
   2002            .77     5.03       .77     5.03       .76     5.05          4
   2001            .80     5.03       .80     5.03       .78     5.04         28
   2000            .92     4.98       .92     4.99       .90     5.00         19
---------------------------------------------------------------------------------

(a)Per share Net Investment Income is calculated using the average daily shares method.
(b)Total returns are calculated on net asset value without any sales charge and are not annualized.
(c)After expense reimbursement from the Adviser, where applicable.
(d)After custodian fee credit and expense reimbursement, where applicable.

                                See accompanying notes to financial statements.

----
36

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
                             Investment Operations        Less Distributions
                          ---------------------------  -----------------------                    -------


PENNSYLVANIA


                                           Net
                                     Realized/
                                    Unrealized
              Beginning         Net    Invest-             Net                  Ending             Ending
                    Net     Invest-       ment         Invest-                     Net                Net
Year Ended        Asset        ment       Gain            ment  Capital          Asset     Total   Assets
May 31,           Value   Income(a)     (Loss)   Total  Income    Gains   Total  Value Return(b)    (000)
----------------------------------------------------------------------------------------------------------
Class A (10/86)
   2004          $10.60        $.47     $ (.45) $ .02    $(.46)   $  --  $(.46) $10.16       .16% $64,455
   2003           10.16         .48        .45    .93     (.49)      --   (.49)  10.60      9.36   69,120
   2002           10.06         .51        .11    .62     (.52)      --   (.52)  10.16      6.39   64,526
   2001            9.38         .53        .66   1.19     (.51)      --   (.51)  10.06     12.81   60,278
   2000           10.45         .50      (1.03)  (.53)    (.51)    (.03)  (.54)   9.38     (5.21)  55,564
Class B (2/97)
   2004           10.61         .39       (.46)  (.07)    (.38)      --   (.38)  10.16      (.63)  12,051
   2003           10.17         .40        .46    .86     (.42)      --   (.42)  10.61      8.59   12,747
   2002           10.07         .44        .11    .55     (.45)      --   (.45)  10.17      5.54   11,691
   2001            9.40         .46        .65   1.11     (.44)      --   (.44)  10.07     11.97    9,440
   2000           10.47         .42      (1.03)  (.61)    (.43)    (.03)  (.46)   9.40     (5.91)   7,809
Class C (2/94)
   2004           10.57         .41       (.45)  (.04)    (.40)      --   (.40)  10.13      (.37)  23,124
   2003           10.14         .42        .44    .86     (.43)      --   (.43)  10.57      8.70   21,579
   2002           10.04         .46        .11    .57     (.47)      --   (.47)  10.14      5.74   14,028
   2001            9.37         .48        .65   1.13     (.46)      --   (.46)  10.04     12.21   10,152
   2000           10.44         .44      (1.03)  (.59)    (.45)    (.03)  (.48)   9.37     (5.73)   9,672
Class R (2/97)
   2004           10.58         .49       (.45)   .04     (.48)      --   (.48)  10.14       .39   55,148
   2003           10.15         .50        .44    .94     (.51)      --   (.51)  10.58      9.52   59,240
   2002           10.05         .54        .11    .65     (.55)      --   (.55)  10.15      6.53   56,836
   2001            9.38         .55        .65   1.20     (.53)      --   (.53)  10.05     13.01   55,290
   2000           10.44         .51      (1.01)  (.50)    (.53)    (.03)  (.56)   9.38     (4.93)  51,788
----------------------------------------------------------------------------------------------------------

Class (Commencement Date)
                                Ratios/Supplemental Data
              -------------------------------------------------------------------
                            Before Credit/         After          After Credit/
                            Reimbursement     Reimbursement(c)   Reimbursement(d)
PENNSYLVANIA              -----------------  -----------------  -----------------
                          Ratio              Ratio              Ratio
                         of Net             of Net             of Net
                        Invest-            Invest-            Invest-
              Ratio of     ment  Ratio of     ment  Ratio of     ment
              Expenses   Income  Expenses   Income  Expenses   Income
                    to       to        to       to        to       to
               Average  Average   Average  Average   Average  Average  Portfolio
Year Ended         Net      Net       Net      Net       Net      Net   Turnover
May 31,         Assets   Assets    Assets   Assets    Assets   Assets       Rate
---------------------------------------------------------------------------------
Class A (10/86)
   2004            .90%    4.51%      .90%    4.51%      .90%    4.52%         6%
   2003            .92     4.63       .92     4.63       .91     4.63         15
   2002            .97     5.04       .97     5.04       .96     5.05         16
   2001           1.00     5.37      1.00     5.37       .98     5.38         21
   2000           1.12     5.04      1.10     5.06      1.09     5.07         16
Class B (2/97)
   2004           1.65     3.76      1.65     3.76      1.65     3.77          6
   2003           1.66     3.87      1.66     3.87      1.66     3.88         15
   2002           1.72     4.28      1.72     4.28      1.71     4.29         16
   2001           1.75     4.62      1.75     4.62      1.73     4.63         21
   2000           1.89     4.30      1.87     4.32      1.86     4.32         16
Class C (2/94)
   2004           1.45     3.96      1.45     3.96      1.45     3.97          6
   2003           1.46     4.08      1.46     4.08      1.45     4.09         15
   2002           1.52     4.47      1.52     4.47      1.51     4.49         16
   2001           1.55     4.82      1.55     4.82      1.53     4.83         21
   2000           1.66     4.49      1.64     4.52      1.63     4.52         16
Class R (2/97)
   2004            .70     4.71       .70     4.71       .70     4.72          6
   2003            .72     4.83       .72     4.83       .71     4.83         15
   2002            .77     5.24       .77     5.24       .76     5.25         16
   2001            .80     5.57       .80     5.57       .78     5.58         21
   2000            .94     5.24       .91     5.26       .91     5.27         16
---------------------------------------------------------------------------------

(a)Per share Net Investment Income is calculated using the average daily shares method.
(b)Total returns are calculated on net asset value without any sales charge and are not annualized.
(c)After expense reimbursement from the Adviser, where applicable.
(d)After custodian fee credit and expense reimbursement, where applicable.

                                See accompanying notes to financial statements.

----
37

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
                             Investment Operations        Less Distributions
                          ---------------------------  -----------------------                     ---------


VIRGINIA


                                           Net
                                     Realized/
                                    Unrealized
              Beginning         Net    Invest-             Net                   Ending               Ending
                    Net     Invest-       ment         Invest-                      Net                  Net
Year Ended        Asset        ment       Gain            ment  Capital           Asset     Total     Assets
May 31,           Value   Income(a)     (Loss)   Total  Income    Gains   Total   Value Return(b)      (000)
-------------------------------------------------------------------------------------------------------------
Class A (3/86)
   2004          $11.06        $.51      $(.42) $ .09    $(.51)   $(.02) $(.53) $10.62        .84% $144,911
   2003           10.65         .52        .44    .96     (.53)    (.02)  (.55)  11.06       9.26   154,509
   2002           10.69         .55       (.06)   .49     (.53)      --   (.53)  10.65       4.69   141,987
   2001           10.10         .54        .58   1.12     (.53)      --   (.53)  10.69      11.27   136,248
   2000           10.93         .53       (.83)  (.30)    (.52)    (.01)  (.53)  10.10      (2.72)  125,522
Class B (2/97)
   2004           11.04         .42       (.41)   .01     (.44)    (.02)  (.46)  10.59        .02    20,735
   2003           10.63         .44        .45    .89     (.46)    (.02)  (.48)  11.04       8.49    21,242
   2002           10.67         .46       (.05)   .41     (.45)      --   (.45)  10.63       3.93    16,461
   2001           10.10         .46        .56   1.02     (.45)      --   (.45)  10.67      10.26    13,094
   2000           10.93         .45       (.82)  (.37)    (.45)    (.01)  (.46)  10.10      (3.44)   10,713
Class C (10/93)
   2004           11.04         .44       (.41)   .03     (.45)    (.02)  (.47)  10.60        .28    22,017
   2003           10.63         .46        .44    .90     (.47)    (.02)  (.49)  11.04       8.67    23,054
   2002           10.67         .49       (.06)   .43     (.47)      --   (.47)  10.63       4.13    16,933
   2001           10.10         .48        .57   1.05     (.48)      --   (.48)  10.67      10.50    15,468
   2000           10.92         .47       (.81)  (.34)    (.47)    (.01)  (.48)  10.10      (3.16)   14,263
Class R (2/97)
   2004           11.04         .53       (.42)   .11     (.54)    (.02)  (.56)  10.59        .97    50,810
   2003           10.63         .54        .45    .99     (.56)    (.02)  (.58)  11.04       9.52    53,519
   2002           10.67         .57       (.05)   .52     (.56)      --   (.56)  10.63       4.93    50,502
   2001           10.10         .56        .56   1.12     (.55)      --   (.55)  10.67      11.32    52,203
   2000           10.93         .55       (.82)  (.27)    (.55)    (.01)  (.56)  10.10      (2.49)   50,403
-------------------------------------------------------------------------------------------------------------

Class (Commencement Date)
                               Ratios/Supplemental Data
              -------------------------------------------------------------------
                            Before Credit/         After          After Credit/
                            Reimbursement     Reimbursement(c)   Reimbursement(d)
VIRGINIA                  -----------------  -----------------  -----------------
                          Ratio              Ratio              Ratio
                         of Net             of Net             of Net
                        Invest-            Invest-            Invest-
              Ratio of     ment  Ratio of     ment  Ratio of     ment
              Expenses   Income  Expenses   Income  Expenses   Income
                    to       to        to       to        to       to
               Average  Average   Average  Average   Average  Average  Portfolio
Year Ended         Net      Net       Net      Net       Net      Net   Turnover
May 31,         Assets   Assets    Assets   Assets    Assets   Assets       Rate
---------------------------------------------------------------------------------
Class A (3/86)
   2004            .87%    4.65%      .87%    4.65%      .86%    4.66%        10%
   2003            .88     4.82       .88     4.82       .87     4.84         16
   2002            .89     5.08       .89     5.08       .88     5.09         11
   2001            .91     5.14       .91     5.14       .90     5.14         17
   2000           1.00     5.07      1.00     5.07       .99     5.08         22
Class B (2/97)
   2004           1.62     3.90      1.62     3.90      1.61     3.91         10
   2003           1.63     4.07      1.63     4.07      1.62     4.08         16
   2002           1.64     4.33      1.64     4.33      1.63     4.34         11
   2001           1.66     4.38      1.66     4.38      1.65     4.39         17
   2000           1.75     4.32      1.75     4.32      1.75     4.33         22
Class C (10/93)
   2004           1.42     4.10      1.42     4.10      1.41     4.11         10
   2003           1.43     4.27      1.43     4.27      1.42     4.28         16
   2002           1.44     4.53      1.44     4.53      1.43     4.54         11
   2001           1.46     4.59      1.46     4.59      1.45     4.59         17
   2000           1.55     4.53      1.55     4.53      1.54     4.53         22
Class R (2/97)
   2004            .67     4.85       .67     4.85       .66     4.86         10
   2003            .68     5.02       .68     5.02       .67     5.04         16
   2002            .69     5.28       .69     5.28       .68     5.29         11
   2001            .71     5.34       .71     5.34       .71     5.34         17
   2000            .80     5.27       .80     5.27       .79     5.28         22
---------------------------------------------------------------------------------

(a)Per share Net Investment Income is calculated using the average daily shares method.
(b)Total returns are calculated on net asset value without any sales charge and are not annualized.
(c)After expense reimbursement from the Adviser, where applicable.
(d)After custodian fee credit and expense reimbursement, where applicable.

                                See accompanying notes to financial statements.

----
38

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Nuveen Multistate Trust I:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nuveen Maryland Municipal Bond Fund, Nuveen Pennsylvania Municipal Bond Fund and Nuveen Virginia Municipal Bond Fund (each a series of the Nuveen Multistate Trust I, hereafter referred to as the "Funds") at May 31, 2004, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years then ended and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights of the Funds for the periods ended May 31, 2001 and prior were audited by other independent auditors who have ceased operations. Those independent auditors expressed an unqualified opinion in the report dated July 11, 2001.

PricewaterhouseCoopers LLP

Chicago, IL
July 16, 2004


----
39

                                     Notes

--------------------------------------------------------------------------------
40

                                     Notes

--------------------------------------------------------------------------------
41

  Trustees and Officers
================================================================================


The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of trustees of the Funds is currently set at seven. None of the trustees who are not "interested" persons of the Funds has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

The Funds' Statement of Additional Information ("SAI") includes more information about the Trustees. To request a free copy, call Nuveen Investments at (800) 257-8787.

                                                                                                         Number of
                                                                                                       Portfolios in
Name,                       Position(s)      Year First  Principal Occupation(s)                       Fund Complex
Birthdate                   Held with        Elected or  Including other Directorships                  Overseen by
and Address                 the Funds       Appointed(2) During Past 5 Years                              Trustee
--------------------------------------------------------------------------------------------------------------------

Trustee who is an interested person of the Funds:


--------------------------------------------------------------------------------------------------------------------
Timothy R. Schwertfeger (1) Chairman of the     1994     Chairman and Director (since 1996) of Nuveen       144
3/28/49                     Board and                    Investments, Inc. and Nuveen Investments,
333 W. Wacker Drive         Trustee                      LLC; Director (since 1992) and Chairman
Chicago, IL 60606                                        (since 1996) of Nuveen Advisory Corp. and
                                                         Nuveen Institutional Advisory Corp.;
                                                         Chairman and Director (since 1997) of Nuveen
                                                         Asset Management, Inc.; Director (since
                                                         1996) of Institutional Capital Corporation;
                                                         Chairman and Director (since 1999) of
                                                         Rittenhouse Asset Management, Inc.; Chairman
                                                         of Nuveen Investments Advisers Inc. (since
                                                         2002).

Trustees who are not interested persons of the Funds:


--------------------------------------------------------------------------------------------------------------------
Robert P. Bremner           Trustee             1997     Private Investor and Management Consultant.        144
8/22/40
333 W. Wacker Drive
Chicago, IL 60606


--------------------------------------------------------------------------------------------------------------------
Lawrence H. Brown           Trustee             1993     Retired (1989) as Senior Vice President of         144
7/29/34                                                  The Northern Trust Company; Director,
333 W. Wacker Drive                                      Community Advisory Board for Highland Park
Chicago, IL 60606                                        and Highwood, United Way of the North Shore
                                                         (since 2002).


--------------------------------------------------------------------------------------------------------------------
Jack B. Evans               Trustee             1999     President, The Hall-Perrine Foundation, a          144
10/22/48                                                 private philanthropic corporation (since
333 W. Wacker Drive                                      1996); Director, Alliant Energy; Director
Chicago, IL 60606                                        and Vice Chairman, United Fire & Casualty
                                                         Company; formerly Director, Federal Reserve
                                                         Bank of Chicago; formerly, President and
                                                         Chief Operating Officer, SCI Financial
                                                         Group, Inc., a regional financial services
                                                         firm.


--------------------------------------------------------------------------------------------------------------------
William C. Hunter           Trustee             2004     Dean and Distinguished Professor of Finance,       144
3/6/48                                                   School of Business at the University of
333 W. Wacker Drive                                      Connecticut; previously Senior Vice
Chicago, IL 60606                                        President and Director of Research at the
                                                         Federal Reserve Bank of Chicago (1995-2003);
                                                         Director, Credit Research Center at
                                                         Georgetown University; Director of Xerox
                                                         Corporation (since 2004).


--------------------------------------------------------------------------------------------------------------------
William J. Schneider        Trustee             1997     Senior Partner and Chief Operating Officer,        144
9/24/44                                                  Miller-Valentine Group, Vice President,
333 W. Wacker Drive                                      Miller-Valentine Realty, a construction
Chicago, IL 60606                                        company; Chair, Miami Valley Hospital;
                                                         Chair, Dayton Development Coalition;
                                                         formerly, Member, Community Advisory Board,
                                                         National City Bank, Dayton, Ohio and
                                                         Business Advisory Council, Cleveland Federal
                                                         Reserve Bank.


--------------------------------------------------------------------------------------------------------------------
Judith M. Stockdale         Trustee             1997     Executive Director, Gaylord and Dorothy            144
12/29/47                                                 Donnelley Foundation (since 1994); prior
333 W. Wacker Drive                                      thereto, Executive Director, Great Lakes
Chicago, IL 60606                                        Protection Fund (from 1990 to 1994).

----
42

                                                                                                  Number of
                                                                                                Portfolios in
Name,                 Position(s)     Year First                                                Fund Complex
Birthdate             Held with       Elected or  Principal Occupation(s)                        Overseen by
and Address           the Funds      Appointed(3) During Past 5 Years                              Officer
-------------------------------------------------------------------------------------------------------------

Officers of the Funds:


-------------------------------------------------------------------------------------------------------------
Gifford R. Zimmerman  Chief              1988     Managing Director (since 2002), Assistant          144
9/9/56                Administrative              Secretary and Associate General Counsel,
333 W. Wacker Drive   Officer                     formerly, Vice President and Assistant
Chicago, IL 60606`                                General Counsel of Nuveen Investments, LLC;
                                                  Managing Director (since 2002), General
                                                  Counsel and Assistant Secretary, formerly,
                                                  Vice President of Nuveen Advisory Corp. and
                                                  Nuveen Institutional Advisory Corp.;
                                                  Managing Director (since 2002), Assistant
                                                  Secretary and Associate General Counsel,
                                                  formerly, Vice President (since 2000), of
                                                  Nuveen Asset Management, Inc. Assistant
                                                  Secretary of Nuveen Investments, Inc. (since
                                                  1994); Assistant Secretary of NWQ Investment
                                                  Management Company, LLC (since 2002); Vice
                                                  President and Assistant Secretary of Nuveen
                                                  Investments Advisers Inc. (since 2002);
                                                  Managing Director, Associate General Counsel
                                                  and Assistant Secretary of Rittenhouse Asset
                                                  Management, Inc. (since 2003); Chartered
                                                  Financial Analyst.


-------------------------------------------------------------------------------------------------------------
Michael T. Atkinson   Vice President     2000     Vice President (since 2002), formerly,             144
2/3/66                and Assistant               Assistant Vice President (since 2000),
333 W. Wacker Drive   Secretary                   previously, Associate of Nuveen Investments,
Chicago, IL 60606                                 LLC.


-------------------------------------------------------------------------------------------------------------
Paul L. Brennan       Vice President     1999     Vice President (since 2002), formerly,             128
11/10/66                                          Assistant Vice President (since 1997), of
333 W. Wacker Drive                               Nuveen Advisory Corp.; prior thereto,
Chicago, IL 60606                                 portfolio manager of Flagship Financial
                                                  Inc.; Chartered Financial Analyst and
                                                  Certified Public Accountant.


-------------------------------------------------------------------------------------------------------------
Peter H. D'Arrigo     Vice President     1999     Vice President of Nuveen Investments, LLC          144
11/28/67              and Treasurer               (since 1999), prior thereto, Assistant Vice
333 W. Wacker Drive                               President (since 1997); Vice President and
Chicago, IL 60606                                 Treasurer of Nuveen Investments, Inc. (since
                                                  1999); Vice President and Treasurer of
                                                  Nuveen Advisory Corp. and Nuveen
                                                  Institutional Advisory Corp (since 1999);
                                                  Vice President and Treasurer of Nuveen Asset
                                                  Management, Inc. (since 2002) and of Nuveen
                                                  Investments Advisers Inc. (since 2002);
                                                  Assistant Treasurer of NWQ Investment
                                                  Management Company, LLC (since 2002); Vice
                                                  President and Treasurer of Nuveen
                                                  Rittenhouse Asset Management, Inc. (since
                                                  2003); Chartered Financial Analyst.


-------------------------------------------------------------------------------------------------------------
Jessica R. Droeger    Vice President     2000     Vice President (since 2002) and Assistant          144
9/24/64               and Secretary               General Counsel (since 1998); formerly,
333 W. Wacker Drive                               Assistant Vice President (since 1998) of
Chicago, IL 60606                                 Nuveen Investments, LLC; Vice President
                                                  (since 2002) and Assistant Secretary (since
                                                  1998), formerly Assistant Vice President of
                                                  Nuveen Advisory Corp. and Nuveen
                                                  Institutional Advisory Corp.


-------------------------------------------------------------------------------------------------------------
Lorna C. Ferguson     Vice President     1998     Managing Director (since 2004) formerly,           144
10/24/45                                          Vice President of Nuveen Investments, LLC;
333 W. Wacker Drive                               Managing Director (since 2004) formerly,
Chicago, IL 60606                                 Vice President (since 1998) of Nuveen
                                                  Advisory Corp. and Nuveen Institutional
                                                  Advisory Corp.


-------------------------------------------------------------------------------------------------------------
William M. Fitzgerald Vice President     1995     Managing Director (since 2002) of Nuveen           144
3/2/64                                            Investments, LLC; Managing Director (since
333 W. Wacker Drive                               2001), formerly Vice President of Nuveen
Chicago, IL 60606                                 Advisory Corp. and Nuveen Institutional
                                                  Advisory Corp. (since 1995); Managing
                                                  Director of Nuveen Asset Management, Inc.
                                                  (since 2001); Vice President of Nuveen
                                                  Investment Advisers Inc. (since 2002);
                                                  Chartered Financial Analyst.

----
43

================================================================================

                                                                                                Number of
                                                                                              Portfolios in
Name,               Position(s)     Year First                                                Fund Complex
Birthdate           Held with       Elected or  Principal Occupation(s)                        Overseen by
and Address         the Funds      Appointed(3) During Past 5 Years                              Officer
-----------------------------------------------------------------------------------------------------------
Stephen D. Foy      Vice President     1998     Vice President (since 1993) and Funds              144
5/31/54             and Controller              Controller (since 1998) of Nuveen
333 W. Wacker Drive                             Investments, LLC and Vice President and
Chicago, IL 60606                               Funds Controller (since 1998) of Nuveen
                                                Investments, Inc.; Certified Public
                                                Accountant.


-----------------------------------------------------------------------------------------------------------
J. Thomas Futrell   Vice President     1988     Vice President of Nuveen Advisory Corp.;           128
7/5/55                                          Chartered Financial Analyst.
333 W. Wacker Drive
Chicago, IL 60606


-----------------------------------------------------------------------------------------------------------
Steven J. Krupa     Vice President     1990     Vice President of Nuveen Advisory Corp.            128
8/21/57
333 W. Wacker Drive
Chicago, IL 60606


-----------------------------------------------------------------------------------------------------------
David J. Lamb       Vice President     2000     Vice President (since 2000) of Nuveen              144
3/22/63                                         Investments, LLC, previously Assistant Vice
333 W. Wacker Drive                             President (since 1999); prior thereto,
Chicago, IL 60606                               Associate of Nuveen Investments, LLC;
                                                Certified Public Accountant.


-----------------------------------------------------------------------------------------------------------
Tina M. Lazar       Vice President     2002     Vice President (since 1999), previously,           144
8/27/61                                         Assistant Vice President (since 1993) of
333 W. Wacker Drive                             Nuveen Investments, LLC.
Chicago, IL 60606


-----------------------------------------------------------------------------------------------------------
Larry W. Martin     Vice President     1988     Vice President, Assistant Secretary and            144
7/27/51             and Assistant               Assistant General Counsel of Nuveen
333 W. Wacker Drive Secretary                   Investments, LLC; Vice President and
Chicago, IL 60606                               Assistant Secretary of Nuveen Advisory Corp.
                                                and Nuveen Institutional Advisory Corp.;
                                                Assistant Secretary of Nuveen Investments,
                                                Inc. and (since 1997) Nuveen Asset
                                                Management, Inc.; Vice President (since
                                                2000), Assistant Secretary and Assistant
                                                General Counsel (since 1998) of Rittenhouse
                                                Asset Management, Inc.; Vice President and
                                                Assistant Secretary of Nuveen Investments
                                                Advisers Inc. (since 2002); Assistant
                                                Secretary of NWQ Investment Management
                                                Company, LLC (since 2002).


-----------------------------------------------------------------------------------------------------------
John V. Miller      Vice President     2003     Vice President (since 2003) previously,            128
4/10/67                                         Assistant Vice President (since 1999), prior
333 W. Wacker Drive                             thereto, credit analyst (since 1996) of
Chicago, IL 60606                               Nuveen Advisory Corp.; Chartered Financial
                                                Analyst.


-----------------------------------------------------------------------------------------------------------
Edward F. Neild, IV Vice President     1996     Managing Director (since 2002) of Nuveen           144
7/7/65                                          Investments, LLC; Managing Director (since
333 W. Wacker Drive                             1997), formerly Vice President (since 1996)
Chicago, IL 60606                               of Nuveen Advisory Corp. and Nuveen
                                                Institutional Advisory Corp.; Managing
                                                Director of Nuveen Asset Management, Inc.
                                                (since 1999). Chartered Financial Analyst.


-----------------------------------------------------------------------------------------------------------
Daniel S. Solender  Vice President     2003     Vice President of Nuveen Advisory Corp.            128
10/27/65                                        (since 2003); previously, Principal and
333 W. Wacker Drive                             portfolio manager with The Vanguard Group
Chicago, IL 60606                               (1999-2003); prior thereto, Assistant Vice
                                                President of the Nuveen Advisory Corp.;
                                                Chartered Financial Analyst.


-----------------------------------------------------------------------------------------------------------
Thomas C. Spalding  Vice President     1982     Vice President of Nuveen Advisory Corp. and        128
7/31/51                                         Nuveen Institutional Advisory Corp.;
333 W. Wacker Drive                             Chartered Financial Analyst.
Chicago, IL 60606

(1)Mr. Schwertfeger is an "interested person" of the Funds, as defined in the Investment Company Act of 1940, because he is an officer and trustee of the Adviser.
(2)Trustees serve an indefinite term until his/her successor is elected. The year first elected or appointed represents the year in which the Trustee was first elected or appointed to any fund in the Nuveen Complex.
(3)Officers serve one year terms through July of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

----
44

--------------------------------------------------------------------------------
  Fund Information
================================================================================


   Fund Manager          Legal Counsel              Transfer Agent and
   Nuveen Advisory Corp. Chapman and Cutler LLP     Shareholder Services
   333 West Wacker Drive Chicago, IL                Boston Financial
   Chicago, IL 60606                                Data Services, Inc.
                         Independent Registered     Nuveen Investor Services
                         Public Accounting Firm     P.O. Box 8530
                         PricewaterhouseCoopers LLP Boston, MA 02266-8530
                         Chicago, IL                (800) 257-8787

                         Custodian
                         State Street Bank & Trust
                         Boston, MA

================================================================================

Glossary of Terms Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return (including change in NAV and reinvested dividends) that would have been necessary on an annual basis to equal the investment's actual performance over the time period being considered.

Average Effective Maturity: The average of all the maturities of the bonds in a fund's portfolio, computed by weighting each maturity date (the date the security comes due) by the market value of the security. This figure does not account for the likelihood of prepayments or the exercise of call provisions.

Duration: Duration is a measure of a bond or bond fund's sensitivity to changes in interest rates. Generally, the longer a bond or fund's duration, the more the price of the bond or fund will change as interest rates change.

Market Yield (also known as Dividend Yield or Current Yield): An investment's current annualized dividend divided by its current offering price.

Net Asset Value (NAV): A fund's NAV is the dollar value of one share in the fund. It is calculated by subtracting the liabilities of the fund from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.

SEC Yield: A standardized measure of a fund's yield that accounts for the future amortization of premiums or discounts of bonds held in the fund's portfolio.

Taxable-Equivalent Yield: The yield necessary from a fully taxable investment to equal, on an after-tax basis, the yield of a municipal bond investment.



================================================================================

Proxy Voting Policies and Procedures: A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling Nuveen Investments at (800) 257-8787; and (ii) on the Commission's website at http://www.sec.gov.
================================================================================

NASD Regulation, Inc. provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of NASD members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.nasdr.com. NASD Regulation, Inc. also provides an investor brochure that includes information describing the Public Disclosure Program.

----
45

--------------------------------------------------------------------------------



                          Serving

            Investors

                                  for Generations
--------------------------------------------------------------------------------

                                  Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions. For the past century, Nuveen Investments has adhered to the belief that the best approach to investing is to apply conservative risk-management principles to help minimize volatility.

                                  Managing $102 billion in assets, Nuveen
                                  Investments provides high-quality investment services that contribute to the building of well diversified investment portfolios. The Company serves institutional clients, financial advisors and high-net-worth investors. The firm's asset management capabilities are marketed through four distinct brands, each with an independent investment team and area of expertise:
                                  Nuveen, focused on fixed-income investments;
                                  NWQ, specializing in value-style equities;
                                  Rittenhouse, dedicated to conservative
                                  growth-style equities; and Symphony, with expertise in alternative investment portfolios.

                                  To learn more about the products and services Nuveen Investments offers, talk to your financial advisor, or call us at (800) 257-8787.




Distributed by

Nuveen Investments, LLC 333 West Wacker Drive Chicago, Illinois 60606 www.nuveen.com

MAN-MS1-0504D

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. The registrant has posted such code of ethics on its website at www.nuveen.com/etf.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's board of directors determined that the registrant had at least one "audit committee financial expert" (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant's audit committee financial expert was William E. Bennett, who was "independent" for purposes of Item 3 of Form N-CSR.

Although Mr. Bennett served as the audit committee financial expert for the majority of the reporting period, he unexpectedly resigned from the Board effective April 30, 2004. Since that time, the Audit Committee determined that Jack B. Evans, the Chairman of the Audit Committee, qualifies as an audit committee financial expert and recommended to the full Board that he be designated as such. On July 26, 2004, the full Board voted to so designate Mr. Evans.

Mr. Bennett was formerly Executive Vice President and Chief Credit Officer of First Chicago Corporation and its principal subsidiary, The First National Bank of Chicago. As part of his role as Chief Credit Officer, Mr. Bennett set policy as to accrual of assets/loans; designated performing/non-performing assets; set the level of reserves against the credit portfolio; and determined the carrying value of credit related assets and exposure. Among other things, Mr. Bennett was also responsible for the oversight of the internal analysis function including setting ground rules for the review and preparation of financial analysis and financial statements for use in making credit and risk decisions for clients. Mr. Bennett has significant experience reviewing, analyzing and evaluating financial statements of domestic and international companies in a variety of industries with complex accounting issues.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The following table shows the amount of fees that PricewaterhouseCoopers LLP, the Trust's auditor, billed to the Trust during the Trust's last two full fiscal years. For engagements with PricewaterhouseCoopers LLP entered into on or after May 6, 2003, the Audit Committee approved in advance all audit services and non-audit services that PricewaterhouseCoopers LLP provided to the Trust, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the "pre-approval exception"). The pre-approval exception for services provided directly to the Trust waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Trust during the fiscal year in which the services are provided; (B) the Trust did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

              SERVICES THAT THE TRUST'S AUDITOR BILLED TO THE TRUST

Fiscal Year Ended             Audit Fees Billed    Audit-Related Fees       Tax Fees         All Other Fees
May 31, 2004                      to Funds           Billed to Funds     Billed to Funds     Billed to Funds
-------------------------------------------------------------------------------------------------------------
Name of Series
--------------
Arizona                             $ 8,405                $ 0               $   131                $ 0
Colorado                              6,836                  0                    54                  0
Florida                              14,397                  0                   434                  0
Maryland                              8,513                  0                   131                  0
New Mexico                            7,133                  0                    69                  0
Pennsylvania                          9,779                  0                   198                  0
Virginia                             12,020                  0                   306                  0
                              -------------------------------------------------------------------------------
  Total                             $67,083                $ 0               $ 1,323                $ 0

The above "Tax Fees" were billed for professional services for tax advice, tax compliance and tax planning.

                                           Percentage Approved Pursuant to Pre-approval Exception
                              -------------------------------------------------------------------------------
                              Audit Fees Billed    Audit-Related Fees       Tax Fees         All Other Fees
                                  to Funds           Billed to Funds     Billed to Funds     Billed to Funds
-------------------------------------------------------------------------------------------------------------
Name of Series
--------------
Arizona                                0%                    0%                  0%                 0%
Colorado                               0                     0                   0                  0
Florida                                0                     0                   0                  0
Maryland                               0                     0                   0                  0
New Mexico                             0                     0                   0                  0
Pennsylvania                           0                     0                   0                  0
Virginia                               0                     0                   0                  0

The above "Tax Fees" were billed for professional services for tax advice, tax compliance and tax planning.

Fiscal Year Ended             Audit Fees Billed    Audit-Related Fees       Tax Fees         All Other Fees
May 31, 2003                      to Funds           Billed to Funds     Billed to Funds     Billed to Funds
-------------------------------------------------------------------------------------------------------------
Name of Series
--------------
Arizona                             $ 8,060                $ 0               $   658               $ 0
Colorado                              6,457                  0                   658                 0
Florida                              14,888                  0                   658                 0
Maryland                              7,834                  0                   658                 0
New Mexico                            6,766                  0                   658                 0
Pennsylvania                          9,352                  0                   658                 0
Virginia                             11,484                  0                   658                 0
                              -------------------------------------------------------------------------------
  Total                             $64,841                $ 0               $ 4,606               $ 0

                                           Percentage Approved Pursuant to Pre-approval Exception
                              -------------------------------------------------------------------------------
                              Audit Fees Billed    Audit-Related Fees       Tax Fees         All Other Fees
                                  to Funds           Billed to Funds     Billed to Funds     Billed to Funds
-------------------------------------------------------------------------------------------------------------
Name of Series
--------------
Arizona                               N/A                  N/A                  N/A                N/A
Colorado                              N/A                  N/A                  N/A                N/A
Florida                               N/A                  N/A                  N/A                N/A
Maryland                              N/A                  N/A                  N/A                N/A
New Mexico                            N/A                  N/A                  N/A                N/A
Pennsylvania                          N/A                  N/A                  N/A                N/A
Virginia                              N/A                  N/A                  N/A                N/A

                 SERVICES THAT THE TRUST'S AUDITOR BILLED TO THE
                  ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following table shows the amount of fees billed by PricewaterhouseCoopers LLP to Nuveen Advisory Corp. ("NAC" or the "Adviser"), and any entity controlling, controlled by or under common control with NAC that provides ongoing services to the Trust ("Affiliated Fund Service Provider"), for engagements directly related to the Trust's operations and financial reporting, during the Trust's last two full fiscal years.

                               Audit-Related Fees      Tax Fees Billed to      All Other Fees
                              Billed to Adviser and       Adviser and         Billed to Adviser
Fiscal Year Ended                Affiliated Fund        Affiliated Fund      and Affiliated Fund
May 31, 2004                    Service Providers      Service Providers      Service Providers
------------------------------------------------------------------------------------------------
                                       $0                      $0                     $0




                                    Percentage Approved Pursuant to Pre-approval Exception
                              ------------------------------------------------------------------
                               Audit-Related Fees      Tax Fees Billed to      All Other Fees
                              Billed to Adviser and       Adviser and         Billed to Adviser
                                 Affiliated Fund        Affiliated Fund      and Affiliated Fund
                                Service Providers      Service Providers      Service Providers
                              ------------------------------------------------------------------
                                       0%                      0%                     0%




                               Audit-Related Fees      Tax Fees Billed to      All Other Fees
                              Billed to Adviser and       Adviser and         Billed to Adviser
Fiscal Year Ended                Affiliated Fund        Affiliated Fund      and Affiliated Fund
May 31, 2003                    Service Providers      Service Providers      Service Providers
-----------------------------------------------------------------------------------------------------
                                       $0                      $0                     $0




                                    Percentage Approved Pursuant to Pre-approval Exception
                              ------------------------------------------------------------------
                               Audit-Related Fees      Tax Fees Billed to      All Other Fees
                              Billed to Adviser and       Adviser and         Billed to Adviser
                                 Affiliated Fund        Affiliated Fund      and Affiliated Fund
                                Service Providers      Service Providers      Service Providers
                              ------------------------------------------------------------------
                                       0%                      0%                     0%





The table also shows the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to PricewaterhouseCoopers LLP by the Trust, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Trust did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the Trust's audit is completed.

                               NON-AUDIT SERVICES

The following table shows the amount of fees that PricewaterhouseCoopers LLP billed during the Trust's last two full fiscal years for non-audit services. For engagements entered into on or after May 6, 2003, the Audit Committee is required to pre-approve non-audit services that PricewaterhouseCoopers LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement relates directly to the Trust's operations and financial reporting (except for those subject to the de minimis exception described above). The Audit Committee requested and received information from PricewaterhouseCoopers LLP about any non-audit services that PricewaterhouseCoopers LLP rendered during the Trust's last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PricewaterhouseCoopers LLP's independence.

                                                       Total Non-Audit Fees
                                                       billed to Adviser and
                                                      Affiliated Fund Service      Total Non-Audit Fees
                                                       Providers (engagements      billed to Adviser and
                                                      related directly to the     Affiliated Fund Service
Fiscal Year Ended             Total Non-Audit Fees    operations and financial     Providers (all other
May 31, 2004                     Billed to Trust      reporting of the Trust)           engagements)            Total
------------------------------------------------------------------------------------------------------------------------
Name of Series
--------------
Arizona                              $  131                      $ 0                        $ 0                $  131
Colorado                                 54                        0                          0                    54
Florida                                 434                        0                          0                   434
Maryland                                131                        0                          0                   131
New Mexico                               69                        0                          0                    69
Pennsylvania                            198                        0                          0                   198
Virginia                                306                        0                          0                   306
                              ------------------------------------------------------------------------------------------
  Total                              $1,323                      $ 0                        $ 0                $1,323

                                                       Total Non-Audit Fees
                                                       billed to Adviser and
                                                      Affiliated Fund Service      Total Non-Audit Fees
                                                       Providers (engagements      billed to Adviser and
                                                      related directly to the     Affiliated Fund Service
Fiscal Year Ended             Total Non-Audit Fees    operations and financial     Providers (all other
May 31, 2003                     Billed to Trust      reporting of the Trust)           engagements)            Total
------------------------------------------------------------------------------------------------------------------------
Name of Series
--------------
Arizona                              $  658                      $ 0                        $ 0                $  658
Colorado                                658                        0                          0                   658
Florida                                 658                        0                          0                   658
Maryland                                658                        0                          0                   658
New Mexico                              658                        0                          0                   658
Pennsylvania                            658                        0                          0                   658
Virginia                                658                        0                          0                   658
                              ------------------------------------------------------------------------------------------
  Total                              $4,606                      $ 0                        $ 0                $4,606

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Trust by the Trust's independent accountants and (ii) all audit and non-audit services to be performed by the Trust's independent accountants for the Affiliated Fund Service Providers with respect to the operations and financial reporting of the Trust. Regarding tax and research projects conducted by the independent accountants for the Trust and Affiliated Fund Service Providers (with respect to operations and financial reports of the Trust) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee Chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable to this registrant.

ITEM 6. SCHEDULE OF INVESTMENTS

Not applicable at this time.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable to this registrant.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable to this registrant.

ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

In the event of a vacancy on the Board, the nominating and governance committee receives suggestions from various sources, including shareholders, as to suitable candidates. Suggestions should be sent in writing to Lorna Ferguson, Vice President for Board Relations, Nuveen Investments, 333 West Wacker Drive, Chicago, IL 60606. The nominating and governance committee sets appropriate standards and requirements for nominations for new directors and reserves the right to interview all candidates and to make the final selection of any new directors.

ITEM 10. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the "Exchange Act") (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 11. EXHIBITS

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment hereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because posted on registrant's website at www.nuveen.com/mf.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: EX-99.CERT Attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable to this registrant.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference. EX-99.906 CERT attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Multistate Trust I
             --------------------------------------------------------

By (Signature and Title)* /s/ Jessica R. Droeger
                          -------------------------------------------
                         Jessica R. Droeger
                         Vice President and Secretary

Date August 6, 2004
     ----------------------------------------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Gifford R. Zimmerman
                          -------------------------------------------
                          Gifford R. Zimmerman
                          Chief Administrative Officer
                          (Principal Executive Officer)

Date August 6, 2004
     ----------------------------------------------------------------

By (Signature and Title)* /s/ Stephen D. Foy
                          -------------------------------------------
                          Stephen D. Foy
                          Vice President and Controller
                          (Principal Financial Officer)

Date August 6, 2004
     ----------------------------------------------------------------


* Print the name and title of each signing officer under his or her signature.